UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company

Act of 1940 are attached.

Information Classification: Confidential

APRIL 30, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Dow Jones U.S. ETF | IYY | NYSE Arca

▶	iShares Transportation Average ETF | IYT | Cboe BZX

▶	iShares U.S. Energy ETF | IYE | NYSE Arca

▶	iShares U.S. Healthcare ETF | IYH | NYSE Arca

▶	iShares U.S. Technology ETF | IYW | NYSE Arca

▶	iShares U.S. Utilities ETF | IDU | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Domestic Market Overview

United States (“U.S.”) stocks rose for the 12 months ended April 30, 2019 (“reporting period”). The Russell 3000® Index, a broad measure of U.S. equity market performance, returned 12.68%. The stock market reached a record high in April 2019. However, the reporting period was characterized by significant volatility, as December 2018 was the worst month for stocks since the Great Depression, while the first three months of 2019 marked the highest quarterly return since 2009.

The volatility reflected changing perceptions of economic conditions, corporate profits, interest rates, and broader political risks. In terms of the economy, the pace of growth decelerated from a 4.2% to 2.2% annualized rate from the second to fourth quarters of 2018, before accelerating again to a 3.2% rate in the first quarter of 2019. A broad range of underlying economic indicators followed a similar trajectory. For example, consumer spending, which accounts for approximately 70% of economic growth, slowed as the year-over-year growth in retail sales peaked at 6.6% in July 2018 and reached a low of 1.6% in December 2018, before recovering modestly to 3.6% in March 2019. Despite changing economic conditions, the labor market remained healthy throughout the reporting period, as the unemployment rate ended the reporting period at 3.6%, the lowest level since 1969.

A key reason for fluctuating economic growth was the decreasing effect of fiscal stimulus — a combination of tax cuts and a significant increase in government spending. The stimulus initially improved the economy but eventually led to a nearly 20% increase in the federal budget deficit during fiscal year 2018. Other political developments weighing on the economy in late 2018 were the longest government shutdown in U.S. history and a potential trade war with China. To the economy’s benefit, the shutdown ended in January 2019, and the financial press reported expectations that trade tensions with China would ease.

As economic conditions changed, so too did U.S. Federal Reserve Bank (“Fed”) interest rate policy. The Fed increased interest rates three times during the first three quarters of the reporting period. In early January 2019, the Fed announced that moderating economic conditions would allow a slowing of future rate increases. One reason the Fed could afford to stop raising rates is that inflation declined from a 2.9% annual rate in July 2018 to 1.9% by March 2019. Commodities prices followed a volatile trajectory similar to stocks as oil prices increased through September 2018, declined precipitously during the fourth quarter of 2018, and then advanced for the remainder of the reporting period.

Moderating growth and inflation meant declining intermediate- and long-term Treasury yields. Consequently, late in the reporting period, short-term yields briefly exceeded long-term yields for the first time in a decade. This weighed on stocks, as this relationship between yields is often associated with an impending recession.

Slowing economic growth and the fading effect of tax cuts also influenced corporate profits, which reached a record high in 2018. However, by the first quarter of 2019, corporate earnings growth declined year-over-year, reflecting the sharp increase in profits in the previous reporting period due to the tax cuts. In that environment, growth-oriented stocks outperformed value-oriented stocks across all capitalization ranges, reflecting investor concerns about the health of the economy. Stocks of large companies outperformed those of mid- and small-size companies, which performed particularly poorly in the fourth quarter of 2018.

M A R K E T O V E R V I E W	5

Fund Summary as of April 30, 2019	iShares® Dow Jones U.S. ETF

Investment Objective

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.89%	11.08%	15.12%	12.89%	69.15%	308.69%
Fund Market	12.85	11.08	15.12	12.85	69.10	308.67
Index	13.07	11.28	15.34	13.07	70.66	316.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,098.00	$1.04		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Dow Jones U.S. ETF

Portfolio Management Commentary

U.S. stocks advanced during the reporting period, despite significant market volatility and fluctuating economic growth. The information technology sector was the largest contributor to the Index’s return. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand, product innovations, and progress on trade talks led to solid returns for the sector. The software and services industry was a leading source of strength, benefiting from the continued growth of software as a service. The move toward subscription-based software drove profitability in the industry by providing consistent revenues while reducing training costs. Technology hardware and equipment companies also performed well, as optimism about trade talks between the U.S. and China bolstered the industry. The semiconductor industry benefited from growth of artificial intelligence and machine learning applications.

Brisk growth in consumer spending helped the consumer discretionary sector, which contributed notably to the Index’s return. Solid wage growth and a rebound in consumer confidence drove increases in spending even as inflation remained muted. Within the sector, the retail industry was the largest contributor, bolstered by solid performance among both internet and direct marketing companies and specialty retailers. Online sales grew as major retailers introduced improvements in mobile technology to make purchasing easier.

The healthcare sector was a modest contributor to the Index’s return, as an aging population bolstered demand for healthcare goods and services and innovative new treatment options became available. The pharmaceuticals industry supported the sector’s advance due to brisk demand for new drugs and a faster pace of approvals by the Food and Drug Administration. The healthcare equipment and services industry also performed well amid continuing innovation in areas such as artificial intelligence, big data, and smart devices.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	21.7%
Financials	13.5
Health Care	13.1
Consumer Discretionary	10.5
Industrials	9.9
Communication Services	9.8
Consumer Staples	6.6
Energy	5.0
Real Estate	3.8
Utilities	3.2
Materials	2.9

(a) Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Microsoft Corp.	3.6%
Apple Inc.	3.2
Amazon. com Inc.	2.8
Facebook Inc., Class A	1.7
Berkshire Hathaway Inc., Class B	1.5
JPMorgan Chase & Co.	1.4
Johnson & Johnson	1.4
Alphabet Inc., Class C	1.3
Alphabet Inc., Class A	1.3
Exxon Mobil Corp.	1.2

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2019	iShares® Transportation Average ETF

Investment Objective

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation Average IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	5.12%	8.44%	14.57%	5.12%	49.92%	289.79%
Fund Market	5.12	8.43	14.57	5.12	49.86	289.69
Index	5.63	8.68	14.95	5.63	51.64	302.70

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,071.30	$2.21		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Transportation Average ETF

Portfolio Management Commentary

U.S. transportation stocks posted a positive return during the reporting period, benefiting from a trade agreement with Mexico, increasing use of railroads, and strong demand for shipping raw materials. Railroad stocks contributed the most to the Index’s return, as increasing shipping rates, higher fuel surcharge revenues, and cost-cutting efforts led to strong industry-wide earnings in 2019. Many railroads have streamlined operations, driving increases in efficiency and profits through “precision-scheduled railroading” operating plans. Based on set departure times rather than an adherence to customers’ schedules, these plans have allowed railroads to increase the speed of their trains, run fewer railcars, limit idling and clogging in rail yards, and reduce employee headcounts. They also allowed for faster recovery from persistent winter weather and spring flooding issues.

Airlines stocks contributed moderately to the Index’s performance. Despite the grounding of a U.S. aircraft manufacturer’s plane model, following two deadly crashes, U.S. airlines posted strong profit growth through increased ticket sales and expanded route offerings, amid stronger pricing and cost-cutting efforts. By efficiently adding capacity amid solid demand, the largest airlines kept flights full enough to increase fares. That allowed airlines to manage volatility in fuel prices and drove profits when fuel costs declined.

In contrast, air freight and logistics stocks were significant detractors, as slowing global growth and trade concerns drove repeatedly weaker industry profit expectations. Concern surrounding a large e-retail company potentially bringing more logistics services in-house also weighed on the industry. Trucking stocks were another source of weakness. Volume and pricing power softened, due in part to weather and flooding, along with a shift away from shipping by truck. Additionally, capital spending and a continued driver shortage, which led to increasing wages and benefits across the industry, increased expenses.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Road & Rail	48.6%
Air Freight & Logistics	25.3
Airlines	18.9
Marine	7.2

(a) Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Norfolk Southern Corp.	11.3%
FedEx Corp.	10.4
Union Pacific Corp.	9.6
Kansas City Southern	6.5
Landstar System Inc.	5.8
United Parcel Service Inc., Class B	5.6
Expeditors International of Washington Inc.	4.7
CSX Corp.	4.7
Kirby Corp.	4.7
CH Robinson Worldwide Inc.	4.6

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2019	iShares® U.S. Energy ETF

Investment Objective

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & Gas IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.83)%	(5.22)%	4.95%	(8.83)%	(23.52)%	62.04%
Fund Market	(8.93)	(5.24)	4.92	(8.93)	(23.60)	61.66
Index	(8.48)	(4.85)	5.30	(8.48)	(22.02)	67.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$984.70	$2.12		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Energy ETF

Portfolio Management Commentary

U.S. energy stocks declined during the reporting period, mimicking the prices of the underlying commodities, which decreased sharply in the fourth quarter of 2018 before recovering modestly in 2019. Price fluctuations reflected changing supply and demand fundamentals and views about global economic growth. Oil supply was mixed, as U.S. production reached a record above 12 million barrels per day, while OPEC decreased production to a more than four-year low in March 2019.

Demand for oil was negatively affected by concerns about the pace of global economic growth. In addition, the U.S. dollar strengthened during the reporting period, which also weighed on demand — crude oil is priced in U.S. dollars, so a strong U.S. dollar makes oil more expensive for foreign buyers. Nevertheless, prices rebounded in January 2019 as prospects for a resolution to the U.S.-China trade dispute seemed favorable.

The challenging environment for energy commodities led analysts to reduce their earnings expectations for the sector. Of the 11 broad sectors, downward earnings revisions in early 2019 were highest in the energy sector and the largest for the sector itself since the first quarter of 2016.

The leading detractors from the Index’s performance were U.S. oil and gas equipment and services companies, which are highly cyclical and rely on spending by oil producers and refiners. With oil prices volatile and the outlook for growth poor, these stocks declined as companies throughout the energy sector cut capital spending budgets. Other significant detractors from the Index’s return were U.S. oil and gas exploration and production companies. Many of these companies spent more than they earned during calendar year 2018, as they continued to prioritize increased production.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Oil, Gas & Consumable Fuels	88.7%
Energy Equipment & Services	10.4
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Exxon Mobil Corp.	24.2%
Chevron Corp.	16.2
ConocoPhillips	5.1
Schlumberger Ltd.	4.2
EOG Resources Inc.	4.0
Occidental Petroleum Corp.	3.1
Marathon Petroleum Corp.	2.9
Phillips 66	2.8
Kinder Morgan Inc./DE	2.8
Valero Energy Corp.	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2019	iShares® U.S. Healthcare ETF

Investment Objective

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health Care IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	10.27%	10.69%	16.07%	10.27%	66.17%	343.80%
Fund Market	10.19	10.69	16.06	10.19	66.17	343.62
Index	10.63	11.14	16.55	10.63	69.57	362.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,013.20	$2.15		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Healthcare ETF

Portfolio Management Commentary

U.S. healthcare stocks advanced during the reporting period, as an aging population bolstered demand for healthcare goods and services. The pharmaceuticals industry was the Index’s leading driver of return, benefiting from a number of trends, including increasing sales of prescription drugs, a supportive regulatory environment, and merger and acquisition (“M&A”) activity. As the elderly population expands and access to and utilization of care increases, demand for treatments of diseases and chronic conditions is growing. Innovative new treatments such as immuno-oncology therapies, which engage with a patient’s immune system to fight cancer cells rather than directly attacking tumors, buoyed the industry’s gains. A record-setting level of new drug approvals and shortened approval times by the FDA also supported the industry. M&A activity was another factor affecting industry gains. Following a relatively slow M&A pace in 2017, industry consolidation in 2018 increased significantly, due in part to expected benefits of corporate tax reform.

Healthcare equipment manufacturers contributed meaningfully to the Index’s return, advancing due to the growing adoption of treatments employing minimally invasive technologies. For example, the development of continuous monitoring technologies for conditions such as diabetes. Additional industry drivers included the application of artificial intelligence, robotics, and medical mechatronics to improve patient outcomes through robot-assisted surgery. A robust M&A environment and rising overseas demand for medical equipment, particularly from emerging markets, also supported the industry.

The life sciences tools and services industry contributed modestly to the index’s performance, amid strong global demand for scientific instruments and genetic sequencing technologies used in areas such as consumer genomics, prenatal testing, and oncology. Clinical research organizations, which work with biotechnology companies to develop new treatments, were also noteworthy contributors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Pharmaceuticals	31.5%
Health Care Equipment & Supplies	24.7
Biotechnology	18.4
Health Care Providers & Services	17.8
Life Sciences Tools & Services	7.5
Health Care Technology	0.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Johnson & Johnson	10.4%
Pfizer Inc.	6.2
UnitedHealth Group Inc.	6.2
Merck & Co. Inc.	5.6
Abbott Laboratories	3.9
Medtronic PLC	3.3
AbbVie Inc.	3.2
Thermo Fisher Scientific Inc.	3.1
Amgen Inc.	3.1
Eli Lilly & Co.	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2019	iShares® U.S. Technology ETF

Investment Objective

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. Technology IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	22.10%	18.73%	18.27%	22.10%	135.97%	435.29%
Fund Market	22.04	18.72	18.26	22.04	135.88	435.16
Index	22.51	19.26	18.73	22.51	141.22	456.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,149.90	$2.29		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Technology ETF

Portfolio Management Commentary

U.S. information technology stocks advanced significantly for the reporting period, rebounding strongly following a decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to the Index’s solid return. Progress on trade talks and expectations for fiscal stimulus in China, a major market for U.S. information technology companies, drove gains late in the reporting period.

The software and services industry was the leading source of strength for the Index’s return, amid strong growth in demand for software from both consumers and businesses. The proliferation of connected devices and advances in data processing and collection has led to software products increasingly permeating daily life and business practices. The industry also benefited from the continued growth of software as a service, which uses cloud computing to distribute software on a subscription basis. The move toward subscription-based software drove profitability in the industry by providing consistent revenues while reducing training costs. Systems software companies performed particularly well, as sales of online business productivity software increased substantially. Cloud-based computer products aimed at businesses were key industry drivers amid growth in online analytics, virtual computing, storage, and networking services.

Technology hardware and equipment companies were also solid contributors, as optimism about trade talks between the U.S. and China bolstered the industry. Despite a slowdown in global smartphone sales, the industry benefited from increasing demand for related software and services. Stocks of U.S. semiconductors companies also performed well. Growth of artificial intelligence and machine learning applications in the gaming and automotive markets offset declining demand for other semiconductor products, including those related to cryptocurrency.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Software	33.8%
Interactive Media & Services	17.9
Semiconductors & Semiconductor Equipment	17.8
Technology Hardware, Storage & Peripherals	16.8
Communications Equipment	5.6
IT Services	5.6
Other (each representing less than 1%)	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microsoft Corp.	16.6%
Apple Inc.	14.7
Alphabet Inc., Class C	6.1
Alphabet Inc., Class A	6.0
Facebook Inc., Class A	4.7
Cisco Systems Inc.	4.0
Intel Corp.	3.8
Adobe Inc.	2.5
Oracle Corp.	2.4
salesforce. com Inc.	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2019	iShares® U.S. Utilities ETF

Investment Objective

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. Utilities IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	17.29%	10.01%	13.00%	17.29%	61.14%	239.34%
Fund Market	17.26	10.00	12.99	17.26	61.03	239.02
Index	17.83	10.50	13.52	17.83	64.75	255.26

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,110.60	$2.25		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Utilities ETF

Portfolio Management Commentary

Stocks of U.S. utilities companies posted a significant return during the reporting period amid high volatility in equity markets. The sector benefited from, among other factors, a changing regulatory environment, the rise of renewable and clean energy, and the need to upgrade infrastructure, which contributed to significant merger activity and capital spending. These conditions led regulators to allow a number of utility rate increases, which helped the sector. Another important factor supporting utilities was the decline in intermediate- and long-term U.S. bond yields during the reporting period. Despite three interest rate increases by the Fed, concerns about the global economy led to lower interest rates for long term borrowing, which benefited the capital-intensive utilities sector, where funding costs vary with interest rates.

Solid revenue growth and lower borrowing costs meant improving earnings for utilities companies. Consequently, among the 11 sectors, utilities logged the second-highest year-over-year reported earnings growth through the first quarter of 2019, led by gas utilities and multi-utilities. Additionally, lower yields meant bonds were less attractive to income-oriented investors, increasing the appeal of dividend-paying utilities stocks.

Electric utilities were the leading contributors to the Index’s performance due to the development of several new, clean, and efficient electricity plants. Renewable energy is a key, growing part of the industry, and utilities companies benefited from ongoing investment in the space. Multi-utilities were another source of strength, supported by mergers and regulatory approval of large capital spending programs. Profits increased for these companies as customer demand for natural gas increased rapidly during the unusually cold winter months. The independent power and renewable electricity producers industry, which brought new, renewable power production online and paid down debt, was also a contributor to the Index’s return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Electric Utilities	56.6%
Multi-Utilities	31.2
Gas Utilities	5.3
Independent Power and Renewable Electricity Producers	3.8
Water Utilities	3.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
NextEra Energy Inc.	10.4%
Duke Energy Corp.	7.4
Dominion Energy Inc.	7.0
Southern Co. (The)	6.2
Exelon Corp.	5.5
American Electric Power Co. Inc.	4.7
Sempra Energy	3.9
Public Service Enterprise Group Inc.	3.4
Xcel Energy Inc.	3.3
Consolidated Edison Inc.	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Arconic Inc.	18,885	$405,650
Axon Enterprise Inc.(a)	2,535	160,973
Boeing Co. (The)	23,153	8,744,657
BWX Technologies Inc.	4,393	224,482
Curtiss-Wright Corp.	1,860	211,928
General Dynamics Corp.	11,949	2,135,525
Harris Corp.	5,181	872,999
HEICO Corp.	1,853	195,547
HEICO Corp., Class A	3,131	280,005
Hexcel Corp.	3,788	267,849
Huntington Ingalls Industries Inc.	1,822	405,541
L3 Technologies Inc.	3,498	764,593
Lockheed Martin Corp.	10,831	3,610,297
Maxar Technologies Ltd.(b)	2,588	12,759
Moog Inc., Class A	1,402	131,283
Northrop Grumman Corp.	7,486	2,170,266
Raytheon Co.	12,438	2,208,864
Spirit AeroSystems Holdings Inc., Class A	4,609	400,522
Teledyne Technologies Inc.(a)	1,582	393,143
Textron Inc.	10,350	548,550
TransDigm Group Inc.(a)	2,153	1,038,866
United Technologies Corp.	35,746	5,097,737

		30,282,036

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	6,094	493,614
Expeditors International of Washington Inc.	7,634	606,292
FedEx Corp.	10,613	2,010,739
United Parcel Service Inc., Class B	30,693	3,260,211
XPO Logistics Inc.(a)	4,816	327,873

		6,698,729

Airlines — 0.4%
Alaska Air Group Inc.	5,364	332,032
Allegiant Travel Co.	563	82,693
American Airlines Group Inc.	17,811	608,780
Delta Air Lines Inc.	27,337	1,593,474
JetBlue Airways Corp.(a)	13,912	258,068
Southwest Airlines Co.	22,072	1,196,964
Spirit Airlines Inc.(a)	3,013	163,847
United Continental Holdings Inc.(a)	9,845	874,827

		5,110,685

Auto Components — 0.2%
Adient PLC	3,716	85,840
Aptiv PLC	11,497	985,293
Autoliv Inc.	3,829	300,538
BorgWarner Inc.	9,079	379,230
Dana Inc.	6,411	125,014
Delphi Technologies PLC	3,840	84,979
Garrett Motion Inc.(a)	3,215	60,442
Gentex Corp.	11,311	260,492
Goodyear Tire & Rubber Co. (The)	10,398	199,746
Lear Corp.	2,739	391,677
Tenneco Inc., Class A	2,305	50,526
Veoneer Inc.(a)(b)	3,829	84,506
Visteon Corp.(a)	1,295	85,496

		3,093,779

Automobiles — 0.5%
Ford Motor Co.	172,817	1,805,938

Security	Shares	Value

Automobiles (continued)
General Motors Co.	57,848	$2,253,180
Harley-Davidson Inc.	7,063	262,955
Tesla Inc.(a)(b)	6,018	1,436,436
Thor Industries Inc.	2,323	153,016

		5,911,525

Banks — 5.6%
Associated Banc-Corp.	7,312	165,909
BancorpSouth Bank	4,117	125,486
Bank of America Corp.	396,216	12,116,285
Bank of Hawaii Corp.	1,829	150,673
Bank OZK	5,517	180,130
BankUnited Inc.	4,310	157,660
BB&T Corp.	33,663	1,723,546
BOK Financial Corp.	1,386	120,776
Cathay General Bancorp.	3,244	119,347
Chemical Financial Corp.	3,073	134,997
CIT Group Inc.	4,580	243,977
Citigroup Inc.	103,644	7,327,631
Citizens Financial Group Inc.	20,304	735,005
Comerica Inc.	7,015	551,309
Commerce Bancshares Inc.	4,433	267,886
Cullen/Frost Bankers Inc.	2,779	282,596
East West Bancorp. Inc.	6,423	330,656
Fifth Third Bancorp.	34,167	984,693
First Citizens BancShares Inc./NC, Class A	376	168,542
First Financial Bankshares Inc.	3,071	188,928
First Hawaiian Inc.	3,928	108,609
First Horizon National Corp.	14,017	211,517
First Republic Bank/CA(b)	7,267	767,541
FNB Corp.	14,501	175,897
Fulton Financial Corp.	7,565	130,496
Glacier Bancorp. Inc.	3,695	157,370
Hancock Whitney Corp.	3,766	164,725
Home BancShares Inc./AR	6,807	130,626
Huntington Bancshares Inc./OH	46,296	644,440
IBERIABANK Corp.	2,466	196,047
International Bancshares Corp.	2,554	105,914
Investors Bancorp. Inc.	10,075	118,381
JPMorgan Chase & Co.	144,384	16,755,763
KeyCorp.	44,490	780,799
M&T Bank Corp.	6,121	1,040,998
PacWest Bancorp.	5,323	210,525
People’s United Financial Inc.	17,541	303,284
Pinnacle Financial Partners Inc.	3,184	184,895
PNC Financial Services Group Inc. (The)	20,006	2,739,422
Popular Inc.	4,353	251,212
Prosperity Bancshares Inc.	2,884	212,378
Regions Financial Corp.	44,778	695,402
Signature Bank/New York NY	2,487	328,458
Sterling Bancorp./DE	9,634	206,360
SunTrust Banks Inc.	19,595	1,283,081
SVB Financial Group(a)	2,303	579,711
Synovus Financial Corp.	6,935	255,624
TCF Financial Corp.	7,245	160,332
Texas Capital Bancshares Inc.(a)	2,214	143,312
Trustmark Corp.	2,725	97,991
U.S. Bancorp.	66,421	3,541,568
UMB Financial Corp.	1,895	132,385
Umpqua Holdings Corp.	9,755	169,347
United Bankshares Inc./WV	4,498	176,502

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Valley National Bancorp.	14,409	$151,006
Webster Financial Corp.	4,067	216,080
Wells Fargo & Co.	180,418	8,734,035
Western Alliance Bancorp.(a)	4,267	203,877
Wintrust Financial Corp.	2,546	194,005
Zions Bancorp. N.A.	8,191	404,062

		69,140,009

Beverages — 1.6%
Brown-Forman Corp., Class B, NVS	7,327	390,456
Coca-Cola Co. (The)	169,558	8,318,516
Constellation Brands Inc., Class A	7,363	1,558,526
Keurig Dr Pepper Inc.	8,285	240,845
Molson Coors Brewing Co., Class B	8,294	532,392
Monster Beverage Corp.(a)	17,247	1,027,921
National Beverage Corp.	527	29,512
PepsiCo Inc.	61,904	7,926,807

		20,024,975

Biotechnology — 2.4%
AbbVie Inc.	65,053	5,164,558
Acadia Pharmaceuticals Inc.(a)	4,795	115,320
Agios Pharmaceuticals Inc.(a)(b)	2,187	122,297
Alexion Pharmaceuticals Inc.(a)	9,855	1,341,561
Alkermes PLC(a)	6,756	204,842
Allogene Therapeutics Inc.(a)(b)	857	25,667
Alnylam Pharmaceuticals Inc.(a)	4,133	369,242
Amgen Inc.	27,443	4,921,079
Biogen Inc.(a)	8,675	1,988,657
BioMarin Pharmaceutical Inc.(a)(b)	7,814	668,331
Bluebird Bio Inc.(a)	2,427	344,221
Celgene Corp.(a)	30,975	2,932,094
Clovis Oncology Inc.(a)(b)	2,342	42,788
Exact Sciences Corp.(a)	5,546	547,335
Exelixis Inc.(a)	13,254	260,574
FibroGen Inc.(a)	3,263	152,480
Gilead Sciences Inc.	56,257	3,658,955
Immunomedics Inc.(a)(b)	7,678	123,002
Incyte Corp.(a)	7,924	608,563
Intercept Pharmaceuticals Inc.(a)(b)	972	83,767
Intrexon Corp.(a)(b)	2,874	12,444
Ionis Pharmaceuticals Inc.(a)(b)	6,032	448,359
Ligand Pharmaceuticals Inc.(a)(b)	904	113,768
Madrigal Pharmaceuticals Inc.(a)	361	38,295
Myriad Genetics Inc.(a)	3,303	103,978
Neurocrine Biosciences Inc.(a)	3,957	285,854
OPKO Health Inc.(a)(b)	15,792	37,743
Portola Pharmaceuticals Inc.(a)(b)	3,004	106,041
Regeneron Pharmaceuticals Inc.(a)	3,457	1,186,235
Sage Therapeutics Inc.(a)(b)	2,215	372,629
Sarepta Therapeutics Inc.(a)(b)	2,885	337,372
Seattle Genetics Inc.(a)	4,735	320,938
Ultragenyx Pharmaceutical Inc.(a)(b)	2,319	153,054
United Therapeutics Corp.(a)	1,939	198,883
Vertex Pharmaceuticals Inc.(a)	11,276	1,905,419

		29,296,345

Building Products — 0.3%
Allegion PLC	4,176	414,384
AO Smith Corp.	6,334	332,978
Armstrong World Industries Inc.	2,188	189,634
Fortune Brands Home & Security Inc.	6,174	325,864

Security	Shares	Value

Building Products (continued)
Johnson Controls International PLC	40,158	$1,505,925
Lennox International Inc.	1,577	428,077
Masco Corp.	12,988	507,311
Owens Corning	4,918	252,146
Resideo Technologies Inc.(a)	5,371	121,922
Trex Co. Inc.(a)(b)	2,553	176,846

		4,255,087

Capital Markets — 2.7%
Affiliated Managers Group Inc.	2,298	254,894
Ameriprise Financial Inc.	5,976	877,098
Bank of New York Mellon Corp. (The)	38,742	1,923,928
BGC Partners Inc., Class A	12,083	65,248
BlackRock Inc.(c)	5,366	2,603,798
Cboe Global Markets Inc.	4,984	506,424
Charles Schwab Corp. (The)	52,317	2,395,072
CME Group Inc.	15,779	2,822,863
E*TRADE Financial Corp.	10,863	550,320
Eaton Vance Corp., NVS	5,150	214,086
Evercore Inc., Class A	1,817	177,030
FactSet Research Systems Inc.	1,676	462,358
Federated Investors Inc., Class B	4,351	133,706
Franklin Resources Inc.	12,933	447,352
Goldman Sachs Group Inc. (The)	15,130	3,115,570
Interactive Brokers Group Inc., Class A	3,264	177,039
Intercontinental Exchange Inc.	25,072	2,039,607
Invesco Ltd.	17,256	379,114
Janus Henderson Group PLC	7,318	183,462
Lazard Ltd., Class A	5,910	229,781
Legg Mason Inc.	3,911	130,823
LPL Financial Holdings Inc.	3,727	276,133
MarketAxess Holdings Inc.	1,665	463,419
Moody’s Corp.	7,319	1,439,062
Morgan Stanley	57,294	2,764,436
Morningstar Inc.	796	114,186
MSCI Inc.	3,719	838,188
Nasdaq Inc.	5,083	468,653
Northern Trust Corp.	9,583	944,405
Raymond James Financial Inc.	5,651	517,462
S&P Global Inc.	10,995	2,426,157
SEI Investments Co.	5,664	308,405
State Street Corp.	16,658	1,127,080
Stifel Financial Corp.	3,126	186,528
T Rowe Price Group Inc.	10,420	1,120,150
TD Ameritrade Holding Corp.	12,020	632,012

		33,315,849

Chemicals — 2.0%
Air Products & Chemicals Inc.	9,686	1,993,282
Albemarle Corp.	4,714	353,833
Ashland Global Holdings Inc.	2,702	217,592
Axalta Coating Systems Ltd.(a)	9,756	263,217
Cabot Corp.	2,737	124,205
Celanese Corp.	5,649	609,471
CF Industries Holdings Inc.	9,807	439,157
Chemours Co. (The)	7,367	265,286
Dow Inc.(a)	33,068	1,875,948
DowDuPont Inc.	99,531	3,826,967
Eastman Chemical Co.	6,142	484,481
Ecolab Inc.	11,193	2,060,407
Element Solutions Inc.(a)	10,525	114,302

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
FMC Corp.	5,914	$467,561
GCP Applied Technologies Inc.(a)	3,193	91,926
HB Fuller Co.	2,205	107,979
Huntsman Corp.	9,066	201,628
Ingevity Corp.(a)	1,900	218,519
International Flavors & Fragrances Inc.	4,483	617,713
Linde PLC	24,302	4,380,679
LyondellBasell Industries NV, Class A	13,422	1,184,223
Minerals Technologies Inc.	1,555	97,607
Mosaic Co. (The)	15,490	404,444
NewMarket Corp.	394	165,315
Olin Corp.	7,189	155,929
PolyOne Corp.	3,439	95,054
PPG Industries Inc.	10,404	1,222,470
RPM International Inc.	5,757	349,162
Scotts Miracle-Gro Co. (The)	1,769	150,400
Sensient Technologies Corp.	1,970	138,136
Sherwin-Williams Co. (The)	3,602	1,638,298
Trinseo SA	1,891	85,000
Valvoline Inc.	8,179	151,311
Westlake Chemical Corp.	1,615	112,646
WR Grace & Co.	2,926	221,147

		24,885,295

Commercial Services & Supplies — 0.5%
ADT Inc.	5,262	34,677
Brink’s Co. (The)	2,179	174,168
Cintas Corp.	3,718	807,327
Clean Harbors Inc.(a)	2,296	174,496
Copart Inc.(a)	8,857	596,253
Covanta Holding Corp.	5,060	91,434
Deluxe Corp.	2,062	92,213
Healthcare Services Group Inc.	3,237	109,572
Herman Miller Inc.	2,772	107,609
HNI Corp.	1,892	69,455
KAR Auction Services Inc.	5,865	331,255
MSA Safety Inc.	1,534	168,602
Republic Services Inc.	9,522	788,612
Rollins Inc.	6,591	254,874
Stericycle Inc.(a)	3,849	224,743
Tetra Tech Inc.	2,410	155,975
Waste Management Inc.	17,257	1,852,366

		6,033,631

Communications Equipment — 1.2%
Arista Networks Inc.(a)(b)	2,294	716,393
Ciena Corp.(a)	6,525	250,299
Cisco Systems Inc.	194,191	10,864,986
CommScope Holding Co. Inc.(a)	8,509	210,853
EchoStar Corp., Class A(a)	2,034	81,055
F5 Networks Inc.(a)	2,622	411,392
Finisar Corp.(a)	5,358	129,181
InterDigital Inc.	1,517	99,197
Juniper Networks Inc.	15,418	428,158
Lumentum Holdings Inc.(a)	3,441	213,239
Motorola Solutions Inc.	7,227	1,047,265
NetScout Systems Inc.(a)	3,150	92,610
Plantronics Inc.	1,503	77,374
Ubiquiti Networks Inc.	870	148,292
ViaSat Inc.(a)(b)	2,528	229,593

Security	Shares	Value

Communications Equipment (continued)
Viavi Solutions Inc.(a)	10,631	$141,392

		15,141,279

Construction & Engineering — 0.1%
AECOM(a)	6,907	234,147
Arcosa Inc.	2,149	66,898
Dycom Industries Inc.(a)	1,404	69,624
EMCOR Group Inc.	2,559	215,314
Fluor Corp.	6,039	239,930
Jacobs Engineering Group Inc.	5,262	410,120
MasTec Inc.(a)	2,647	134,071
Quanta Services Inc.	6,161	250,137
Valmont Industries Inc.	1,006	135,649

		1,755,890

Construction Materials — 0.1%
Eagle Materials Inc.	2,104	191,275
Martin Marietta Materials Inc.	2,754	611,112
Summit Materials Inc., Class A(a)(b)	4,709	82,502
Vulcan Materials Co.	5,792	730,429

		1,615,318

Consumer Finance — 0.8%
Ally Financial Inc.	17,758	527,590
American Express Co.	30,505	3,576,101
Capital One Financial Corp.	20,634	1,915,454
Credit Acceptance Corp.(a)	549	272,425
Discover Financial Services	14,483	1,180,220
FirstCash Inc.	1,928	188,327
Green Dot Corp., Class A(a)(b)	2,056	131,111
Navient Corp.	9,255	125,035
OneMain Holdings Inc.	3,247	110,301
PRA Group Inc.(a)(b)	2,052	57,702
Santander Consumer USA Holdings Inc.	5,029	107,369
SLM Corp.	19,810	201,270
Synchrony Financial	28,838	999,813

		9,392,718

Containers & Packaging — 0.4%
AptarGroup Inc.	2,743	305,131
Avery Dennison Corp.	3,772	417,372
Ball Corp.	14,710	881,717
Bemis Co. Inc.	3,964	227,613
Berry Global Group Inc.(a)	5,861	344,627
Crown Holdings Inc.(a)	6,002	348,896
Graphic Packaging Holding Co.	13,647	189,420
International Paper Co.	17,786	832,563
Owens-Illinois Inc.	6,592	130,258
Packaging Corp. of America	4,140	410,522
Sealed Air Corp.	7,022	327,366
Silgan Holdings Inc.	3,615	108,233
Sonoco Products Co.	4,512	284,527
Westrock Co.	11,399	437,494

		5,245,739

Distributors — 0.1%
Genuine Parts Co.	6,473	663,741
LKQ Corp.(a)	13,765	414,327
Pool Corp.	1,764	324,117

		1,402,185

Diversified Consumer Services — 0.2%
Adtalem Global Education Inc.(a)	2,679	132,128
Bright Horizons Family Solutions Inc.(a)	2,598	332,934

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
frontdoor Inc.(a)	3,725	$131,269
Graham Holdings Co., Class B	186	138,278
Grand Canyon Education Inc.(a)(b)	2,143	248,352
H&R Block Inc.	9,298	252,998
Service Corp. International/U.S.	8,103	337,166
ServiceMaster Global Holdings Inc.(a)(b)	5,908	289,669
Sotheby’s(a)	1,611	67,952
Weight Watchers International Inc.(a)	1,680	34,306

		1,965,052

Diversified Financial Services — 1.6%
AXA Equitable Holdings Inc.	11,035	250,384
Berkshire Hathaway Inc., Class B(a)	85,742	18,581,149
Jefferies Financial Group Inc.	11,599	238,591
Voya Financial Inc.	6,777	371,990

		19,442,114

Diversified Telecommunication Services — 1.7%
AT&T Inc.	321,390	9,950,234
CenturyLink Inc.	42,299	483,055
Verizon Communications Inc.	182,291	10,425,222
Zayo Group Holdings Inc.(a)	8,798	275,290

		21,133,801

Electric Utilities — 1.8%
ALLETE Inc.	2,298	187,172
Alliant Energy Corp.	10,310	486,941
American Electric Power Co. Inc.	21,755	1,861,140
Avangrid Inc.	2,418	123,826
Duke Energy Corp.	32,063	2,921,580
Edison International	14,355	915,418
El Paso Electric Co.	1,829	111,770
Entergy Corp.	8,361	810,181
Evergy Inc.	11,230	649,319
Eversource Energy	14,040	1,006,106
Exelon Corp.	42,768	2,179,030
FirstEnergy Corp.	22,212	933,570
Hawaiian Electric Industries Inc.	4,943	205,036
IDACORP Inc.	2,200	217,844
NextEra Energy Inc.	21,090	4,100,740
OGE Energy Corp.	8,802	372,677
Pinnacle West Capital Corp.	4,935	470,157
PNM Resources Inc.	3,513	163,144
Portland General Electric Co.	3,889	203,434
PPL Corp.	31,795	992,322
Southern Co. (The)	45,626	2,428,216
Xcel Energy Inc.	22,678	1,281,307

		22,620,930

Electrical Equipment — 0.6%
Acuity Brands Inc.	1,737	254,175
AMETEK Inc.	10,093	889,900
Eaton Corp. PLC	18,682	1,547,243
Emerson Electric Co.	27,106	1,924,255
EnerSys	1,992	137,826
Generac Holdings Inc.(a)	2,730	150,123
GrafTech International Ltd.	2,652	30,365
Hubbell Inc.	2,435	310,706
nVent Electric PLC	7,245	202,498
Regal Beloit Corp.	1,971	167,693
Rockwell Automation Inc.	5,263	951,077
Sensata Technologies Holding PLC(a)	7,373	368,208

		6,934,069

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	13,181	$1,312,300
Anixter International Inc.(a)	1,252	78,713
Arrow Electronics Inc.(a)	3,702	312,856
Avnet Inc.	4,933	239,793
Belden Inc.	1,827	101,490
CDW Corp./DE	6,669	704,246
Cognex Corp.	7,630	384,781
Coherent Inc.(a)	1,066	157,779
Corning Inc.	34,698	1,105,131
Dolby Laboratories Inc., Class A	2,834	183,331
FLIR Systems Inc.	6,046	320,075
IPG Photonics Corp.(a)	1,566	273,627
Itron Inc.(a)	1,425	76,466
Jabil Inc.	6,209	187,574
Keysight Technologies Inc.(a)	8,264	719,216
Littelfuse Inc.	1,074	215,928
National Instruments Corp.	4,926	232,015
SYNNEX Corp.	1,788	192,889
TE Connectivity Ltd.	14,961	1,431,020
Tech Data Corp.(a)	1,710	182,303
Trimble Inc.(a)	11,108	453,429
Vishay Intertechnology Inc.	5,976	118,385
Zebra Technologies Corp., Class A(a)	2,379	502,302

		9,485,649

Energy Equipment & Services — 0.5%
Apergy Corp.(a)	3,357	133,239
Baker Hughes a GE Co.	22,563	541,963
Core Laboratories NV	1,958	124,118
Dril-Quip Inc.(a)(b)	1,680	73,181
Ensco Rowan PLC, Class A	8,560	119,583
Halliburton Co.	38,469	1,089,827
Helmerich & Payne Inc.	4,799	280,838
KLX Energy Services Holdings Inc.(a)	902	25,301
Nabors Industries Ltd.	14,121	49,424
National Oilwell Varco Inc.	17,059	445,922
Oceaneering International Inc.(a)	4,191	80,467
Patterson-UTI Energy Inc.	9,745	132,435
Schlumberger Ltd.	61,124	2,608,772
TechnipFMC PLC	19,060	468,685
Transocean Ltd.(a)	22,022	173,093
U.S. Silica Holdings Inc.	3,361	53,171
Weatherford International PLC(a)(b)	43,721	24,191

		6,424,210

Entertainment — 1.8%
Activision Blizzard Inc.	33,687	1,624,050
Cinemark Holdings Inc.	4,859	204,321
Electronic Arts Inc.(a)	13,251	1,254,207
Liberty Media Corp.-Liberty Formula One, Class A(a)	1,021	38,553
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	9,049	351,192
Lions Gate Entertainment Corp., Class A	2,348	34,257
Lions Gate Entertainment Corp., Class B, NVS	4,800	65,280
Live Nation Entertainment Inc.(a)	6,132	400,665
Madison Square Garden Co. (The), Class A(a)	758	236,830
Netflix Inc.(a)	19,244	7,130,672
Take-Two Interactive Software Inc.(a)	4,941	478,437
Viacom Inc., Class A	298	10,326
Viacom Inc., Class B, NVS	15,650	452,441

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Walt Disney Co. (The)	77,271	$10,583,809

		22,865,040

Equity Real Estate Investment Trusts (REITs) — 3.7%
Acadia Realty Trust	3,503	98,925
Alexandria Real Estate Equities Inc.	4,972	707,963
American Campus Communities Inc.	6,104	288,109
American Homes 4 Rent, Class A	11,412	273,660
American Tower Corp.	19,453	3,799,171
Apartment Investment & Management Co., Class A	6,941	342,608
Apple Hospitality REIT Inc.	9,693	159,450
AvalonBay Communities Inc.	6,109	1,227,481
Boston Properties Inc.	6,801	935,954
Brandywine Realty Trust	8,047	123,843
Brixmor Property Group Inc.	13,169	235,462
Camden Property Trust	4,262	428,970
Colony Capital Inc.	21,250	109,225
Columbia Property Trust Inc.	5,087	115,526
CoreCivic Inc.	5,165	107,484
CoreSite Realty Corp.	1,612	176,369
Corporate Office Properties Trust	4,738	132,095
Cousins Properties Inc.	18,355	175,657
Crown Castle International Corp.	18,327	2,305,170
CubeSmart	8,374	267,214
CyrusOne Inc.	4,774	265,864
DiamondRock Hospitality Co.	8,505	92,364
Digital Realty Trust Inc.	9,165	1,078,812
Douglas Emmett Inc.	7,076	291,460
Duke Realty Corp.	16,083	500,503
EastGroup Properties Inc.	1,521	173,896
EPR Properties	3,391	267,414
Equinix Inc.	3,674	1,670,568
Equity Commonwealth	5,467	173,851
Equity LifeStyle Properties Inc.	4,001	466,917
Equity Residential	16,314	1,246,716
Essex Property Trust Inc.	2,888	815,860
Extra Space Storage Inc.	5,633	584,086
Federal Realty Investment Trust	3,248	434,745
First Industrial Realty Trust Inc.	5,563	196,207
Gaming and Leisure Properties Inc.	9,023	364,349
GEO Group Inc. (The)	5,276	105,626
HCP Inc.	21,205	631,485
Healthcare Realty Trust Inc.	5,754	177,684
Healthcare Trust of America Inc., Class A	9,028	248,992
Highwoods Properties Inc.	4,505	200,833
Hospitality Properties Trust	7,362	191,412
Host Hotels & Resorts Inc.	32,504	625,377
Hudson Pacific Properties Inc.	6,968	242,904
Invitation Homes Inc.	14,912	370,712
Iron Mountain Inc.	12,533	407,072
JBG SMITH Properties	5,282	224,749
Kilroy Realty Corp.	4,472	343,941
Kimco Realty Corp.	18,371	319,472
Lamar Advertising Co., Class A	3,729	308,276
Lexington Realty Trust	9,268	84,061
Liberty Property Trust	6,622	328,716
Life Storage Inc.	2,025	192,962
Macerich Co. (The)	4,718	189,380
Mack-Cali Realty Corp.	3,968	92,375
Medical Properties Trust Inc.	16,810	293,503
Mid-America Apartment Communities Inc.	5,016	548,801

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Health Investors Inc.	1,925	$145,203
National Retail Properties Inc.	7,038	370,340
Omega Healthcare Investors Inc.	9,189	325,199
Outfront Media Inc.	6,020	143,457
Paramount Group Inc.	8,772	127,106
Park Hotels & Resorts Inc.	8,735	280,219
Pebblebrook Hotel Trust	5,794	188,653
Physicians Realty Trust	8,350	150,801
Piedmont Office Realty Trust Inc., Class A	5,552	115,593
PotlatchDeltic Corp.	3,092	119,537
Prologis Inc.	27,805	2,131,809
Public Storage	6,622	1,464,654
Rayonier Inc.	5,750	182,792
Realty Income Corp.	13,398	937,994
Regency Centers Corp.	7,364	494,640
Retail Properties of America Inc., Class A	9,080	111,593
RLJ Lodging Trust	7,589	139,713
Ryman Hospitality Properties Inc.	2,232	177,667
Sabra Health Care REIT Inc.	8,214	160,666
SBA Communications Corp.(a)	4,956	1,009,686
Senior Housing Properties Trust	10,571	84,885
Simon Property Group Inc.	13,626	2,366,836
SITE Centers Corp.	6,679	88,430
SL Green Realty Corp.	3,772	333,218
Spirit Realty Capital Inc.	3,899	157,754
STORE Capital Corp.	8,698	289,817
Sun Communities Inc.	3,846	473,366
Sunstone Hotel Investors Inc.	9,767	140,645
Tanger Factory Outlet Centers Inc.	4,203	75,906
Taubman Centers Inc.	2,803	138,188
UDR Inc.	12,292	552,525
Uniti Group Inc.	8,047	88,437
Urban Edge Properties	5,225	97,028
Ventas Inc.	15,734	961,505
VEREIT Inc.	43,484	359,178
VICI Properties Inc.	15,979	364,321
Vornado Realty Trust	7,746	535,558
Washington REIT	3,510	99,122
Weingarten Realty Investors	5,246	151,819
Welltower Inc.	17,039	1,269,917
Weyerhaeuser Co.	32,814	879,415
WP Carey Inc.	7,489	594,027
Xenia Hotels & Resorts Inc.	5,186	112,277

		45,753,777

Food & Staples Retailing — 1.3%
Casey’s General Stores Inc.	1,658	219,436
Costco Wholesale Corp.	19,426	4,769,666
Kroger Co. (The)	35,014	902,661
Performance Food Group Co.(a)(b)	4,553	186,446
Rite Aid Corp.(a)(b)	2,314	21,196
Sprouts Farmers Market Inc.(a)(b)	5,383	115,304
Sysco Corp.	20,783	1,462,500
U.S. Foods Holding Corp.(a)	9,778	357,386
Walgreens Boots Alliance Inc.	35,462	1,899,699
Walmart Inc.	62,755	6,453,724

		16,388,018

Food Products — 1.1%
Archer-Daniels-Midland Co.	24,579	1,096,223
B&G Foods Inc.(b)	2,916	75,816

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Bunge Ltd.	6,370	$333,852
Campbell Soup Co.	8,394	324,764
Conagra Brands Inc.	21,591	664,571
Darling Ingredients Inc.(a)	7,421	161,852
Flowers Foods Inc.	8,347	181,464
General Mills Inc.	26,453	1,361,536
Hain Celestial Group Inc. (The)(a)(b)	3,886	84,792
Hershey Co. (The)	6,116	763,583
Hormel Foods Corp.	12,198	487,188
Ingredion Inc.	2,940	278,565
JM Smucker Co. (The)	5,013	614,744
Kellogg Co.	11,059	666,858
Kraft Heinz Co. (The)	27,640	918,754
Lamb Weston Holdings Inc.	6,532	457,567
Lancaster Colony Corp.	905	134,583
McCormick & Co. Inc./MD, NVS	5,424	835,133
Mondelez International Inc., Class A	63,606	3,234,365
Pilgrim’s Pride Corp.(a)(b)	2,274	61,193
Post Holdings Inc.(a)	2,898	326,836
Seaboard Corp.	13	58,442
TreeHouse Foods Inc.(a)	2,413	161,623
Tyson Foods Inc., Class A	13,048	978,730

		14,263,034

Gas Utilities — 0.2%
Atmos Energy Corp.	5,220	534,215
National Fuel Gas Co.	3,896	230,682
New Jersey Resources Corp.	4,042	202,423
ONE Gas Inc.	2,309	204,393
South Jersey Industries Inc.	4,286	137,666
Southwest Gas Holdings Inc.	2,426	201,819
Spire Inc.	2,260	190,270
UGI Corp.	7,630	415,911

		2,117,379

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	77,432	6,160,490
Abiomed Inc.(a)	1,984	550,381
Align Technology Inc.(a)	3,200	1,038,976
Avanos Medical Inc.(a)	2,125	89,144
Baxter International Inc.	21,022	1,603,979
Becton Dickinson and Co.	11,866	2,856,621
Boston Scientific Corp.(a)	61,124	2,268,923
Cantel Medical Corp.	1,578	108,787
Cooper Companies Inc. (The)	2,176	630,866
Danaher Corp.	27,709	3,669,780
Dentsply Sirona Inc.	9,881	505,216
DexCom Inc.(a)	3,969	480,527
Edwards Lifesciences Corp.(a)	9,168	1,614,210
Globus Medical Inc., Class A(a)	3,439	155,065
Haemonetics Corp.(a)	2,198	191,841
Hill-Rom Holdings Inc.	2,952	299,392
Hologic Inc.(a)	11,919	552,803
ICU Medical Inc.(a)	721	164,027
IDEXX Laboratories Inc.(a)	3,773	875,336
Inogen Inc.(a)	760	66,348
Insulet Corp.(a)	2,565	221,231
Integra LifeSciences Holdings Corp.(a)	3,130	163,355
Intuitive Surgical Inc.(a)	5,049	2,578,171
LivaNova PLC(a)	2,112	145,496
Masimo Corp.(a)	2,167	282,035

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	59,150	$5,253,111
Neogen Corp.(a)	2,254	136,728
NuVasive Inc.(a)	2,223	134,714
Penumbra Inc.(a)(b)	1,345	180,902
ResMed Inc.	6,320	660,503
Steris PLC	3,750	491,175
Stryker Corp.	13,673	2,582,966
Teleflex Inc.	2,044	584,952
Varian Medical Systems Inc.(a)	3,995	543,999
West Pharmaceutical Services Inc.	3,294	407,764
Zimmer Biomet Holdings Inc.	9,016	1,110,411

		39,360,225

Health Care Providers & Services — 2.4%
Acadia Healthcare Co. Inc.(a)(b)	3,946	126,351
AmerisourceBergen Corp.	6,979	521,750
Anthem Inc.	11,314	2,975,921
Brookdale Senior Living Inc.(a)	8,144	50,330
Cardinal Health Inc.	13,229	644,385
Centene Corp.(a)	18,221	939,475
Chemed Corp.	712	232,667
Cigna Corp.	16,761	2,662,317
Covetrus Inc.(a)(b)	4,187	137,627
CVS Health Corp.	57,225	3,111,895
DaVita Inc.(a)(b)	5,513	304,538
Encompass Health Corp.	4,287	276,297
HCA Healthcare Inc.	11,785	1,499,406
HealthEquity Inc.(a)	2,354	159,484
Henry Schein Inc.(a)	6,656	426,383
Humana Inc.	5,965	1,523,521
Laboratory Corp. of America Holdings(a)	4,348	695,332
Magellan Health Inc.(a)	1,115	78,050
McKesson Corp.	8,422	1,004,324
Mednax Inc.(a)	4,033	112,803
Molina Healthcare Inc.(a)	2,684	347,927
Patterson Companies Inc.	3,438	75,086
Quest Diagnostics Inc.	5,945	572,979
Tenet Healthcare Corp.(a)	3,699	81,008
UnitedHealth Group Inc.	42,334	9,866,785
Universal Health Services Inc., Class B	3,654	463,583
WellCare Health Plans Inc.(a)	2,209	570,695

		29,460,919

Health Care Technology — 0.2%
Allscripts Healthcare Solutions Inc.(a)	7,320	72,248
Cerner Corp.(a)	14,271	948,308
Medidata Solutions Inc.(a)	2,786	251,687
Teladoc Health Inc.(a)(b)	3,023	171,948
Veeva Systems Inc., Class A(a)	5,519	771,943

		2,216,134

Hotels, Restaurants & Leisure — 2.1%
Aramark	10,889	338,430
Bloomin’ Brands Inc.	3,907	78,101
Boyd Gaming Corp.	3,513	101,104
Brinker International Inc.	1,658	70,913
Caesars Entertainment Corp.(a)(b)	26,227	245,485
Carnival Corp.	17,757	974,149
Cheesecake Factory Inc. (The)	1,842	91,400
Chipotle Mexican Grill Inc.(a)	1,079	742,395
Choice Hotels International Inc.	1,509	125,307
Churchill Downs Inc.	1,536	154,906

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store Inc.	1,042	$175,827
Darden Restaurants Inc.	5,457	641,743
Domino’s Pizza Inc.	1,808	489,209
Dunkin’ Brands Group Inc.	3,581	267,250
Extended Stay America Inc.	8,306	148,760
Hilton Grand Vacations Inc.(a)	4,302	137,836
Hilton Worldwide Holdings Inc.	12,961	1,127,477
Hyatt Hotels Corp., Class A	1,714	131,515
Jack in the Box Inc.	1,129	87,046
Las Vegas Sands Corp.	16,308	1,093,451
Marriott International Inc./MD, Class A	12,440	1,697,065
Marriott Vacations Worldwide Corp.	1,796	189,712
McDonald’s Corp.	33,736	6,665,222
MGM Resorts International	22,495	599,042
Norwegian Cruise Line Holdings Ltd.(a)	9,565	539,370
Planet Fitness Inc., Class A(a)	3,832	290,082
Royal Caribbean Cruises Ltd.	7,532	910,920
Scientific Games Corp./DE, Class A(a)	2,385	55,165
Six Flags Entertainment Corp.	3,201	169,941
Starbucks Corp.	54,836	4,259,661
Texas Roadhouse Inc.	2,866	154,793
Vail Resorts Inc.	1,799	411,701
Wendy’s Co. (The)	8,161	151,876
Wyndham Destinations Inc.	4,296	187,134
Wyndham Hotels & Resorts Inc.	4,296	239,373
Wynn Resorts Ltd.	4,251	614,057
Yum! Brands Inc.	13,482	1,407,386

		25,764,804

Household Durables — 0.4%
DR Horton Inc.	15,059	667,264
Garmin Ltd.	5,395	462,567
Helen of Troy Ltd.(a)	1,151	165,744
Leggett & Platt Inc.	5,695	224,155
Lennar Corp., Class A	12,611	656,150
Lennar Corp., Class B	716	29,872
Mohawk Industries Inc.(a)	2,725	371,281
Newell Brands Inc.	17,155	246,689
NVR Inc.(a)	149	469,720
PulteGroup Inc.	11,132	350,213
Tempur Sealy International Inc.(a)(b)	2,142	131,519
Toll Brothers Inc.	5,893	224,523
Tupperware Brands Corp.	2,247	53,479
Whirlpool Corp.	2,828	392,583

		4,445,759

Household Products — 1.5%
Church & Dwight Co. Inc.	10,795	809,085
Clorox Co. (The)	5,652	902,794
Colgate-Palmolive Co.	38,000	2,766,020
Energizer Holdings Inc.	2,708	129,686
Kimberly-Clark Corp.	15,178	1,948,552
Procter & Gamble Co. (The)	110,346	11,749,642
Spectrum Brands Holdings Inc.	1,973	121,478

		18,427,257

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp./VA	29,033	497,045
NRG Energy Inc.	12,360	508,861
Vistra Energy Corp.	17,581	479,082

		1,484,988

Security	Shares	Value

Industrial Conglomerates — 1.3%
3M Co.	25,391	$4,811,848
Carlisle Companies Inc.	2,580	364,864
General Electric Co.	318,006	3,234,121
Honeywell International Inc.	32,154	5,582,899
Roper Technologies Inc.	4,569	1,643,469

		15,637,201

Insurance — 2.7%
Aflac Inc.	33,091	1,667,125
Alleghany Corp.(a)	644	423,031
Allstate Corp. (The)	14,640	1,450,238
American Financial Group Inc./OH	3,150	326,120
American International Group Inc.	38,346	1,824,119
Aon PLC	10,596	1,908,763
Arch Capital Group Ltd.(a)	17,825	602,129
Arthur J Gallagher & Co.	8,104	677,656
Assurant Inc.	2,719	258,305
Assured Guaranty Ltd.	4,742	226,193
Athene Holding Ltd., Class A(a)	5,750	259,670
Axis Capital Holdings Ltd.	3,626	206,138
Brighthouse Financial Inc.(a)	5,248	219,314
Brown & Brown Inc.	10,472	332,486
Chubb Ltd.	20,180	2,930,136
Cincinnati Financial Corp.	6,645	639,116
CNA Financial Corp.	1,180	54,669
CNO Financial Group Inc.	7,276	120,418
Enstar Group Ltd.(a)	655	116,105
Erie Indemnity Co., Class A, NVS	878	166,223
Everest Re Group Ltd.	1,777	418,484
Fidelity National Financial Inc.	12,154	485,552
First American Financial Corp.	4,893	279,195
Genworth Financial Inc., Class A(a)	21,723	82,330
Hanover Insurance Group Inc. (The)	1,852	223,370
Hartford Financial Services Group Inc. (The)	15,934	833,508
Kemper Corp.	2,012	180,839
Lincoln National Corp.	9,010	601,147
Loews Corp.	12,086	619,891
Markel Corp.(a)	610	653,621
Marsh & McLennan Companies Inc.	22,276	2,100,404
Mercury General Corp.	1,178	63,353
MetLife Inc.	42,218	1,947,516
Old Republic International Corp.	12,359	276,347
Primerica Inc.	1,883	245,336
Principal Financial Group Inc.	11,511	657,969
ProAssurance Corp.	2,408	90,372
Progressive Corp. (The)	25,751	2,012,441
Prudential Financial Inc.	17,995	1,902,251
Reinsurance Group of America Inc.	2,738	414,834
RenaissanceRe Holdings Ltd.	1,861	289,125
RLI Corp.	1,673	136,065
Torchmark Corp.	4,506	394,996
Travelers Companies Inc. (The)	11,635	1,672,531
Unum Group	9,507	350,998
White Mountains Insurance Group Ltd.	145	136,161
Willis Towers Watson PLC	5,684	1,047,789
WR Berkley Corp.	6,453	395,569

		32,919,948

Interactive Media & Services — 4.5%
Alphabet Inc., Class A(a)	13,201	15,827,471
Alphabet Inc., Class C, NVS(a)	13,554	16,108,658

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Cargurus Inc.(a)	1,428	$58,177
Cars.com Inc.(a)	2,643	55,001
Facebook Inc., Class A(a)	105,180	20,341,812
IAC/InterActiveCorp.(a)	3,416	768,053
Snap Inc., Class A, NVS(a)(b)	32,484	361,872
TripAdvisor Inc.(a)	4,626	246,242
Twitter Inc.(a)	32,128	1,282,229
Yelp Inc.(a)	3,251	130,235
Zillow Group Inc., Class A(a)(b)	2,216	73,593
Zillow Group Inc., Class C, NVS(a)(b)	5,243	175,116

		55,428,459

Internet & Direct Marketing Retail — 3.4%
Amazon.com Inc.(a)	18,191	35,045,325
Booking Holdings Inc.(a)	1,985	3,682,155
eBay Inc.	37,927	1,469,671
Etsy Inc.(a)	5,375	363,028
Expedia Group Inc.	5,167	670,883
Groupon Inc.(a)	17,758	62,508
GrubHub Inc.(a)(b)	3,955	264,155
Liberty Expedia Holdings Inc., Class A(a)	2,360	109,551
Qurate Retail Inc.(a)(b)	18,938	322,893
Shutterfly Inc.(a)	1,487	65,175
Stamps.com Inc.(a)	743	63,750
Wayfair Inc., Class A(a)(b)	2,792	452,723

		42,571,817

IT Services — 5.3%
Accenture PLC, Class A	28,110	5,134,854
Akamai Technologies Inc.(a)	7,262	581,396
Alliance Data Systems Corp.	1,984	317,638
Amdocs Ltd.	6,220	342,598
Automatic Data Processing Inc.	19,246	3,163,850
Black Knight Inc.(a)	6,388	360,411
Booz Allen Hamilton Holding Corp.	6,099	361,610
Broadridge Financial Solutions Inc.	5,092	601,518
CACI International Inc., Class A(a)	1,093	213,069
Cognizant Technology Solutions Corp., Class A	25,383	1,851,944
Conduent Inc.(a)	8,029	103,012
CoreLogic Inc.(a)	3,449	140,064
DXC Technology Co.	11,831	777,770
EPAM Systems Inc.(a)	2,243	402,304
Euronet Worldwide Inc.(a)(b)	2,268	339,950
Fidelity National Information Services Inc.	14,293	1,656,987
First Data Corp., Class A(a)	24,968	645,672
Fiserv Inc.(a)(b)	17,229	1,503,058
FleetCor Technologies Inc.(a)	3,787	988,218
Gartner Inc.(a)	3,931	624,911
Genpact Ltd.	6,683	242,593
Global Payments Inc.	6,995	1,021,760
GoDaddy Inc., Class A(a)	7,523	613,124
International Business Machines Corp.	39,237	5,503,774
Jack Henry & Associates Inc.	3,382	504,121
KBR Inc.	6,065	134,764
Leidos Holdings Inc.	6,539	480,486
LiveRamp Holdings Inc.(a)	3,009	175,515
Mastercard Inc., Class A	39,826	10,125,362
MAXIMUS Inc.	2,777	204,526
Okta Inc.(a)	3,452	359,112
Paychex Inc.	14,171	1,194,757
PayPal Holdings Inc.(a)	51,732	5,833,818

Security	Shares	Value

IT Services (continued)
Perspecta Inc.	6,188	$142,819
Sabre Corp.	11,973	248,559
Science Applications International Corp.	2,223	166,614
Square Inc., Class A(a)	13,603	990,570
Total System Services Inc.	7,178	733,879
Twilio Inc., Class A(a)	4,211	577,497
VeriSign Inc.(a)	4,663	920,709
Visa Inc., Class A	77,195	12,693,174
Western Union Co. (The)	19,441	377,933
WEX Inc.(a)	1,933	406,510
Worldpay Inc., Class A(a)	13,366	1,566,629

		65,329,439

Leisure Products — 0.1%
Brunswick Corp./DE	3,867	198,029
Hasbro Inc.	5,089	518,366
Mattel Inc.(a)	15,362	187,263
Polaris Industries Inc.	2,556	246,398

		1,150,056

Life Sciences Tools & Services — 1.0%
Agilent Technologies Inc.	13,982	1,097,587
Bio-Rad Laboratories Inc., Class A(a)	902	271,439
Bio-Techne Corp.	1,701	348,008
Bruker Corp.	4,380	169,068
Charles River Laboratories International Inc.(a)	2,175	305,522
Illumina Inc.(a)	6,490	2,024,880
IQVIA Holdings Inc.(a)	6,999	972,161
Mettler-Toledo International Inc.(a)	1,097	817,550
PerkinElmer Inc.	4,935	472,970
PRA Health Sciences Inc.(a)	2,655	257,057
Syneos Health Inc.(a)	2,694	126,430
Thermo Fisher Scientific Inc.	17,752	4,925,292
Waters Corp.(a)	3,154	673,505

		12,461,469

Machinery — 1.8%
Actuant Corp., Class A	2,557	65,408
AGCO Corp.	2,792	197,618
Allison Transmission Holdings Inc.	5,248	245,921
Barnes Group Inc.	2,193	121,975
Caterpillar Inc.	25,381	3,538,619
Colfax Corp.(a)	4,257	128,434
Crane Co.	2,220	188,811
Cummins Inc.	6,367	1,058,768
Deere & Co.	14,013	2,320,973
Donaldson Co. Inc.	5,614	300,574
Dover Corp.	6,456	632,946
Flowserve Corp.	5,877	288,149
Fortive Corp.	12,987	1,121,298
Gardner Denver Holdings Inc.(a)	5,528	186,570
Gates Industrial Corp. PLC(a)	2,015	32,401
Graco Inc.	7,202	369,102
Hillenbrand Inc.	2,788	119,940
IDEX Corp.	3,353	525,281
Illinois Tool Works Inc.	13,281	2,066,922
Ingersoll-Rand PLC	10,714	1,313,644
ITT Inc.	3,810	230,696
Kennametal Inc.	3,518	143,183
Lincoln Electric Holdings Inc.	2,845	248,283
Middleby Corp. (The)(a)(b)	2,471	326,493
Mueller Industries Inc.	2,539	74,063

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Navistar International Corp.(a)(b)	2,833	$96,719
Nordson Corp.	2,281	332,912
Oshkosh Corp.	3,132	258,672
PACCAR Inc.	15,238	1,092,107
Parker-Hannifin Corp.	5,705	1,033,061
Pentair PLC	6,970	271,760
Snap-on Inc.	2,429	408,752
Stanley Black & Decker Inc.	6,652	975,183
Terex Corp.	2,819	93,957
Timken Co. (The)	2,913	139,678
Toro Co. (The)	4,684	342,635
Trinity Industries Inc.	5,849	126,104
WABCO Holdings Inc.(a)	2,299	304,480
Wabtec Corp.(b)	6,154	455,827
Welbilt Inc.(a)(b)	5,482	92,262
Woodward Inc.	2,469	268,874
Xylem Inc./NY	7,943	662,446

		22,801,501

Marine — 0.0%
Kirby Corp.(a)(b)	2,465	201,440

Media — 1.6%
Altice USA Inc., Class A	5,637	132,808
AMC Networks Inc., Class A(a)	2,015	117,696
Cable One Inc.	217	230,135
CBS Corp., Class B, NVS	15,333	786,123
Charter Communications Inc., Class A(a)	7,653	2,840,717
Comcast Corp., Class A	199,015	8,663,123
Discovery Inc., Class A(a)(b)	6,832	211,109
Discovery Inc., Class C, NVS(a)	16,071	462,202
DISH Network Corp., Class A(a)	10,220	358,926
Fox Corp., Class A, NVS(a)	15,548	606,216
Fox Corp., Class B(a)	7,140	274,890
GCI Liberty Inc., Class A(a)(b)	4,280	255,174
Interpublic Group of Companies Inc. (The)	16,988	390,724
John Wiley & Sons Inc., Class A	1,902	87,834
Liberty Broadband Corp., Class A(a)(b)	1,143	112,460
Liberty Broadband Corp., Class C, NVS(a)	6,744	665,700
Liberty Global PLC, Class A(a)(b)	8,980	242,550
Liberty Global PLC, Class C, NVS(a)	26,204	685,234
Liberty Latin America Ltd., Class A(a)	1,788	37,423
Liberty Latin America Ltd., Class C, NVS(a)	5,544	115,537
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	3,695	147,578
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	7,110	285,537
Meredith Corp.	1,799	106,141
New York Times Co. (The), Class A(b)	6,118	202,812
News Corp., Class A, NVS	17,121	212,643
News Corp., Class B	5,172	64,598
Nexstar Media Group Inc., Class A	1,994	233,398
Omnicom Group Inc.	9,891	791,577
Sinclair Broadcast Group Inc., Class A	3,148	144,147
Sirius XM Holdings Inc.	73,962	429,719
TEGNA Inc.	9,376	149,266
Tribune Media Co., Class A	3,503	161,839

		20,205,836

Metals & Mining — 0.3%
Alcoa Corp.(a)	8,105	216,241
Allegheny Technologies Inc.(a)(b)	5,439	135,540
Carpenter Technology Corp.	2,043	101,476
Commercial Metals Co.	5,101	88,196

Security	Shares	Value

Metals & Mining (continued)
Compass Minerals International Inc.	1,612	$92,513
Freeport-McMoRan Inc.	63,922	786,880
Newmont Goldcorp Corp.	36,001	1,118,191
Nucor Corp.	13,468	768,619
Reliance Steel & Aluminum Co.	2,958	272,017
Royal Gold Inc.	2,964	258,046
Steel Dynamics Inc.	10,134	321,045
U.S. Steel Corp.	1,530	23,868
Worthington Industries Inc.	1,716	68,863

		4,251,495

Mortgage Real Estate Investment — 0.2%
AGNC Investment Corp.	24,027	427,440
Annaly Capital Management Inc.	61,875	624,319
Blackstone Mortgage Trust Inc., Class A	5,637	200,621
Chimera Investment Corp.	8,152	156,274
Invesco Mortgage Capital Inc.	5,701	93,040
MFA Financial Inc.	19,708	148,007
New Residential Investment Corp.	18,044	303,320
Starwood Property Trust Inc.	12,009	276,807
Two Harbors Investment Corp.	11,903	164,976

		2,394,804

Multi-Utilities — 1.0%
Ameren Corp.	10,775	784,097
Avista Corp.	2,949	127,220
Black Hills Corp.	2,471	179,790
CenterPoint Energy Inc.	22,249	689,719
CMS Energy Corp.	12,612	700,597
Consolidated Edison Inc.	14,160	1,220,025
Dominion Energy Inc.	35,251	2,744,995
DTE Energy Co.	7,987	1,004,046
MDU Resources Group Inc.	8,569	224,079
NiSource Inc.	16,428	456,370
NorthWestern Corp.	2,160	150,876
Public Service Enterprise Group Inc.	22,381	1,335,027
Sempra Energy	12,086	1,546,404
WEC Energy Group Inc.	13,912	1,091,118

		12,254,363

Multiline Retail — 0.5%
Big Lots Inc.	1,756	65,253
Dillard’s Inc., Class A(b)	892	61,057
Dollar General Corp.	11,642	1,467,940
Dollar Tree Inc.(a)	10,500	1,168,440
Kohl’s Corp.	7,247	515,262
Macy’s Inc.	13,409	315,648
Nordstrom Inc.	5,010	205,510
Ollie’s Bargain Outlet Holdings Inc.(a)	2,235	213,755
Target Corp.	23,032	1,783,138

		5,796,003

Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp.	21,993	1,602,190
Antero Resources Corp.(a)	9,876	71,601
Apache Corp.	9,639	317,219
Cabot Oil & Gas Corp.	18,671	483,392
Centennial Resource Development Inc./DE, Class A(a)	8,256	86,936
Cheniere Energy Inc.(a)	9,778	629,214
Chesapeake Energy Corp.(a)	45,642	132,818
Chevron Corp.	83,830	10,064,630
Cimarex Energy Co.	4,474	307,185
CNX Resources Corp.(a)	8,960	80,282

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Concho Resources Inc.	8,814	$1,016,959
ConocoPhillips	50,034	3,158,146
Continental Resources Inc./OK(a)(b)	3,726	171,359
Delek U.S. Holdings Inc.	3,357	124,410
Devon Energy Corp.	19,330	621,266
Diamondback Energy Inc.	6,855	729,303
EOG Resources Inc.	25,581	2,457,055
EQT Corp.	11,475	234,664
Equitrans Midstream Corp.	9,232	192,303
Exxon Mobil Corp.	186,852	15,000,479
Gulfport Energy Corp.(a)	6,844	44,828
Hess Corp.	11,226	719,811
HollyFrontier Corp.	6,944	331,437
Kinder Morgan Inc./DE	85,855	1,705,939
Marathon Oil Corp.	36,098	615,110
Marathon Petroleum Corp.	29,708	1,808,326
Matador Resources Co.(a)(b)	4,501	88,625
Murphy Oil Corp.	7,262	197,817
Noble Energy Inc.	21,558	583,359
Oasis Petroleum Inc.(a)	11,645	71,034
Occidental Petroleum Corp.	33,118	1,949,988
ONEOK Inc.	18,233	1,238,568
Parsley Energy Inc., Class A(a)	11,917	237,863
PBF Energy Inc., Class A	5,195	174,448
PDC Energy Inc.(a)	2,843	123,642
Peabody Energy Corp.	3,694	106,276
Phillips 66	18,573	1,750,877
Pioneer Natural Resources Co.	7,406	1,232,803
QEP Resources Inc.(a)	10,086	75,847
Range Resources Corp.	8,986	81,233
SemGroup Corp., Class A	2,852	37,247
SM Energy Co.	4,633	73,804
Southwestern Energy Co.(a)(b)	22,855	90,277
Targa Resources Corp.	10,024	402,464
Valero Energy Corp.	18,418	1,669,776
Whiting Petroleum Corp.(a)	3,949	108,163
Williams Companies Inc. (The)	53,424	1,513,502
World Fuel Services Corp.	2,948	90,946
WPX Energy Inc.(a)	17,391	241,561

		54,846,982

Paper & Forest Products — 0.0%
Domtar Corp.	2,748	134,377
Louisiana-Pacific Corp.	6,234	156,162

		290,539

Personal Products — 0.2%
Coty Inc., Class A(b)	19,581	211,867
Edgewell Personal Care Co.(a)	2,456	101,261
Estee Lauder Companies Inc. (The), Class A	9,662	1,660,028
Herbalife Nutrition Ltd.(a)	4,427	233,967
Nu Skin Enterprises Inc., Class A	2,421	123,156

		2,330,279

Pharmaceuticals — 4.0%
Akorn Inc.(a)	4,083	11,024
Allergan PLC	13,756	2,022,132
Amneal Pharmaceuticals Inc.(a)	4,092	52,664
Bristol-Myers Squibb Co.	72,034	3,344,539
Catalent Inc.(a)	6,573	294,602
Elanco Animal Health Inc.(a)	16,085	506,677
Eli Lilly & Co.	38,114	4,460,863

Security	Shares	Value

Pharmaceuticals (continued)
Endo International PLC(a)	8,830	$66,225
Horizon Pharma PLC(a)	8,014	204,597
Jazz Pharmaceuticals PLC(a)	2,632	341,555
Johnson & Johnson	117,437	16,582,104
Mallinckrodt PLC(a)(b)	3,510	54,265
Medicines Co. (The)(a)(b)	2,758	88,118
Merck & Co. Inc.	113,738	8,952,318
Mylan NV(a)	22,759	614,265
Nektar Therapeutics(a)(b)	7,882	252,382
Perrigo Co. PLC	1,251	59,948
Pfizer Inc.	244,943	9,947,135
Prestige Consumer Healthcare Inc.(a)	2,179	64,106
Zoetis Inc.	21,152	2,154,120

		50,073,639

Professional Services — 0.5%
ASGN Inc.(a)	2,277	143,542
CoStar Group Inc.(a)	1,605	796,481
Equifax Inc.	5,337	672,195
FTI Consulting Inc.(a)	1,656	140,727
IHS Markit Ltd.(a)	16,029	917,821
Insperity Inc.	1,658	198,230
Korn Ferry	2,474	116,327
ManpowerGroup Inc.	2,697	259,020
Nielsen Holdings PLC	15,972	407,765
Robert Half International Inc.	5,258	326,469
TransUnion	8,210	571,827
TriNet Group Inc.(a)	1,902	118,571
Verisk Analytics Inc.	7,249	1,023,124

		5,692,099

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	13,738	715,338
Howard Hughes Corp. (The)(a)	1,795	199,245
Jones Lang LaSalle Inc.	2,025	313,004
Realogy Holdings Corp.	5,454	71,011

		1,298,598

Road & Rail — 1.1%
AMERCO	332	123,893
Avis Budget Group Inc.(a)	2,740	97,407
CSX Corp.	34,172	2,721,116
Genesee & Wyoming Inc., Class A(a)	2,482	220,029
JB Hunt Transport Services Inc.	3,850	363,748
Kansas City Southern	4,458	548,958
Knight-Swift Transportation Holdings Inc.(b)	5,574	185,893
Landstar System Inc.	1,774	193,295
Norfolk Southern Corp.	11,795	2,406,416
Old Dominion Freight Line Inc.	2,892	431,718
Ryder System Inc.	2,439	153,657
Union Pacific Corp.	31,878	5,643,681

		13,089,811

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices Inc.(a)	38,865	1,073,840
Analog Devices Inc.	16,235	1,887,156
Applied Materials Inc.	41,870	1,845,211
Broadcom Inc.	17,467	5,561,493
Cirrus Logic Inc.(a)	2,748	130,750
Cree Inc.(a)	4,598	303,882
Cypress Semiconductor Corp.	16,237	278,952
Entegris Inc.	6,124	250,227
First Solar Inc.(a)(b)	3,281	201,880

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	198,391	$10,125,877
KLA-Tencor Corp.	7,333	934,811
Lam Research Corp.	6,761	1,402,434
Marvell Technology Group Ltd.	26,153	654,348
Maxim Integrated Products Inc.	11,979	718,740
Microchip Technology Inc.	10,512	1,050,044
Micron Technology Inc.(a)	49,440	2,079,446
MKS Instruments Inc.	2,442	222,246
Monolithic Power Systems Inc.	1,729	269,223
NVIDIA Corp.	26,728	4,837,768
ON Semiconductor Corp.(a)(b)	18,307	422,159
Qorvo Inc.(a)	5,405	408,672
QUALCOMM Inc.	53,382	4,597,792
Semtech Corp.(a)	2,814	151,590
Silicon Laboratories Inc.(a)	1,901	204,662
Skyworks Solutions Inc.	7,635	673,254
Synaptics Inc.(a)	1,497	56,392
Teradyne Inc.	7,657	375,193
Texas Instruments Inc.	41,385	4,876,394
Universal Display Corp.	1,888	301,325
Versum Materials Inc.	4,878	254,534
Xilinx Inc.	11,165	1,341,363

		47,491,658

Software — 7.0%
2U Inc.(a)(b)	2,496	151,008
ACI Worldwide Inc.(a)	5,108	181,436
Adobe Inc.(a)	21,505	6,220,321
Anaplan Inc.(a)	716	28,189
ANSYS Inc.(a)	3,719	728,180
Aspen Technology Inc.(a)	3,104	378,409
Autodesk Inc.(a)	9,663	1,722,043
Blackbaud Inc.	2,107	167,064
Cadence Design Systems Inc.(a)	12,443	863,295
CDK Global Inc.	5,487	330,976
Ceridian HCM Holding Inc.(a)(b)	2,458	130,643
Citrix Systems Inc.	5,506	555,886
CommVault Systems Inc.(a)	1,631	85,791
DocuSign Inc.(a)	952	53,950
Elastic NV(a)	313	26,777
Fair Isaac Corp.(a)	1,273	356,122
FireEye Inc.(a)	9,091	145,638
Fortinet Inc.(a)	6,433	600,971
Guidewire Software Inc.(a)(b)	3,587	382,015
HubSpot Inc.(a)	1,689	311,604
Intuit Inc.	11,427	2,868,863
j2 Global Inc.	2,034	178,219
LogMeIn Inc.	2,278	187,707
Manhattan Associates Inc.(a)	2,963	199,854
Microsoft Corp.	338,241	44,174,274
New Relic Inc.(a)	2,084	219,320
Nuance Communications Inc.(a)	12,466	209,803
Nutanix Inc., Class A(a)	3,319	143,348
Oracle Corp.	112,338	6,215,661
Palo Alto Networks Inc.(a)	4,184	1,041,105
Paycom Software Inc.(a)	2,107	426,731
Pegasystems Inc.	1,606	120,466
Proofpoint Inc.(a)	2,502	313,801
PTC Inc.(a)	4,676	423,038
RealPage Inc.(a)	3,181	207,433
Red Hat Inc.(a)	7,769	1,418,075

Security	Shares	Value

Software (continued)
RingCentral Inc., Class A(a)	3,063	$356,441
salesforce.com Inc.(a)	33,735	5,578,082
ServiceNow Inc.(a)	7,921	2,150,631
SolarWinds Corp.(a)(b)	1,076	21,036
Splunk Inc.(a)	6,518	899,745
SS&C Technologies Holdings Inc.	9,582	648,318
Symantec Corp.	28,381	687,104
Synopsys Inc.(a)	6,637	803,608
Tableau Software Inc., Class A(a)	3,155	384,310
Teradata Corp.(a)	5,109	232,306
Tyler Technologies Inc.(a)	1,680	389,609
Ultimate Software Group Inc. (The)(a)	1,397	461,918
Verint Systems Inc.(a)	2,802	169,213
VMware Inc., Class A	3,370	687,918
Workday Inc., Class A(a)	6,659	1,369,290
Zendesk Inc.(a)	4,755	417,394
Zscaler Inc.(a)(b)	623	42,557

		87,067,496

Specialty Retail — 2.3%
Aaron’s Inc.	3,077	171,358
Advance Auto Parts Inc.	3,136	521,580
American Eagle Outfitters Inc.	7,340	174,545
AutoNation Inc.(a)(b)	2,572	107,844
AutoZone Inc.(a)	1,100	1,131,141
Bed Bath & Beyond Inc.	6,080	101,597
Best Buy Co. Inc.	10,385	772,748
Burlington Stores Inc.(a)(b)	2,947	497,778
CarMax Inc.(a)	7,588	590,802
Dick’s Sporting Goods Inc.	3,416	126,392
Five Below Inc.(a)	2,476	362,462
Floor & Decor Holdings Inc., Class A(a)	2,486	119,378
Foot Locker Inc.	4,961	283,819
Gap Inc. (The)	9,379	244,604
Home Depot Inc. (The)	49,832	10,150,778
L Brands Inc.	9,923	254,426
Lithia Motors Inc., Class A	1,039	117,947
Lowe’s Companies Inc.	35,315	3,995,539
Michaels Companies Inc. (The)(a)	4,246	47,725
Murphy USA Inc.(a)	1,304	111,453
National Vision Holdings Inc.(a)	2,693	72,711
O’Reilly Automotive Inc.(a)	3,457	1,308,716
Penske Automotive Group Inc.	1,587	72,875
Ross Stores Inc.	16,328	1,594,592
Sally Beauty Holdings Inc.(a)(b)	5,683	100,589
Signet Jewelers Ltd.	2,257	52,317
Tiffany & Co.	4,851	523,035
TJX Companies Inc. (The)	54,577	2,995,186
Tractor Supply Co.	5,310	549,585
Ulta Salon Cosmetics & Fragrance Inc.(a)	2,502	873,148
Urban Outfitters Inc.(a)	3,305	98,258
Williams-Sonoma Inc.	3,501	200,152

		28,325,080

Technology Hardware, Storage & Peripherals — 3.6%
Apple Inc.	197,486	39,629,516
Dell Technologies Inc., Class C(a)	6,523	439,715
Hewlett Packard Enterprise Co.	60,727	960,094
HP Inc.	67,630	1,349,218
NCR Corp.(a)(b)	5,122	148,282
NetApp Inc.	10,980	799,893

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Pure Storage Inc., Class A(a)	7,538	$172,319
Seagate Technology PLC	11,360	548,915
Western Digital Corp.	12,908	659,857
Xerox Corp.	8,997	300,140

		45,007,949

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	6,673	294,146
Carter’s Inc.	2,064	218,598
Columbia Sportswear Co.	1,307	130,661
Deckers Outdoor Corp.(a)	1,305	206,464
Hanesbrands Inc.	15,755	284,693
Lululemon Athletica Inc.(a)	4,680	825,318
NIKE Inc., Class B	55,520	4,876,322
PVH Corp.	3,361	433,535
Ralph Lauren Corp.	2,294	301,845
Skechers U.S.A. Inc., Class A(a)	5,960	188,694
Steven Madden Ltd.	3,447	125,298
Tapestry Inc.	12,772	412,152
Under Armour Inc., Class A(a)	8,320	192,109
Under Armour Inc., Class C, NVS(a)	8,585	177,881
VF Corp.	14,265	1,346,759
Wolverine World Wide Inc.	4,088	150,479

		10,164,954

Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial Inc.	6,525	90,045
Essent Group Ltd.(a)	4,266	202,422
MGIC Investment Corp.(a)	15,952	233,537
New York Community Bancorp. Inc.	20,430	237,601
Radian Group Inc.	9,294	217,665
TFS Financial Corp.	2,315	38,522
Washington Federal Inc.	3,445	114,167

		1,133,959

Tobacco — 0.8%
Altria Group Inc.	82,675	4,491,733
Philip Morris International Inc.	68,539	5,932,736

		10,424,469

Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,595	177,183
Applied Industrial Technologies Inc.	1,769	106,034
Beacon Roofing Supply Inc.(a)	3,211	120,926
Fastenal Co.	12,588	888,083
GATX Corp.	1,579	121,788
HD Supply Holdings Inc.(a)	7,750	354,098
MRC Global Inc.(a)	3,471	60,152
MSC Industrial Direct Co. Inc., Class A	2,017	168,722

Security	Shares	Value

Trading Companies & Distributors (continued)
SiteOne Landscape Supply Inc.(a)(b)	1,763	$118,650
United Rentals Inc.(a)	3,487	491,388
Univar Inc.(a)	5,814	129,827
Watsco Inc.	1,394	220,907
WESCO International Inc.(a)	2,073	118,659
WW Grainger Inc.	1,975	556,950

		3,633,367

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	3,339	135,263

Water Utilities — 0.1%
American Water Works Co. Inc.	7,985	863,897
Aqua America Inc.	9,286	362,711

		1,226,608

Wireless Telecommunication Services — 0.1%
Sprint Corp.(a)(b)	24,758	138,150
Telephone & Data Systems Inc.	4,118	131,282
T-Mobile U.S. Inc.(a)	13,963	1,019,159

		1,288,591

Total Common Stocks — 99.9% (Cost: $746,935,349)		1,240,079,405

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	14,480,981	14,486,773
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	2,183,402	2,183,402

		16,670,175

Total Short-Term Investments — 1.4% (Cost: $16,665,212)		16,670,175

Total Investments in Securities — 101.3% (Cost: $763,600,561)		1,256,749,580

Other Assets, Less Liabilities — (1.3)%		(15,608,842)

Net Assets — 100.0%		$1,241,140,738

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Dow Jones U.S. ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased		Shares Sold	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	12,287,014	2,193,967	(b)	—	14,480,981	$14,486,773	$113,762	(c)	$1,374		$3,791
BlackRock Cash Funds: Treasury, SL Agency Shares	709,079	1,474,323	(b)	—	2,183,402	2,183,402	31,512		—		—
BlackRock Inc.	5,366	297		(297)	5,366	2,603,798	67,236		28,033		(232,559)
PNC Financial Services Group Inc. (The)(d)	20,458	941		(1,393)	20,006	N/A	77,310		33,697		(1,403,953)

						$19,273,973	$289,820		$63,104		$(1,632,721)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,240,079,405	$—	$—	$1,240,079,405
Money Market Funds	16,670,175	—	—	16,670,175

	$1,256,749,580	$—	$—	$1,256,749,580

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments April 30, 2019	iShares® Transportation Average ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 25.3%
CH Robinson Worldwide Inc.	328,237	$26,587,197
Expeditors International of Washington Inc.	341,301	27,106,126
FedEx Corp.	316,028	59,874,665
United Parcel Service Inc., Class B	304,320	32,324,870

		145,892,858

Airlines — 18.9%
Alaska Air Group Inc.	351,865	21,780,444
American Airlines Group Inc.	366,131	12,514,358
Delta Air Lines Inc.	355,135	20,700,819
JetBlue Airways Corp.(a)(b)	425,800	7,898,590
Southwest Airlines Co.	353,182	19,153,060
United Continental Holdings Inc.(a)	298,317	26,508,449

		108,555,720

Marine — 7.2%
Kirby Corp.(a)(b)	327,469	26,760,766
Matson Inc.	369,398	14,631,855

		41,392,621

Road & Rail — 48.6%
Avis Budget Group Inc.(a)(b)	368,300	13,093,065
CSX Corp.	337,029	26,837,619
JB Hunt Transport Services Inc.	274,637	25,947,704
Kansas City Southern	306,028	37,684,288
Landstar System Inc.	305,418	33,278,345
Norfolk Southern Corp.	318,834	65,048,513
Ryder System Inc.	354,732	22,348,116
Union Pacific Corp.	312,832	55,383,777

		279,621,427

Total Common Stocks — 100.0% (Cost: $639,717,249)		575,462,626

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	4,292,310	$4,294,026
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	306,920	306,920

		4,600,946

Total Short-Term Investments — 0.8% (Cost: $4,600,113)		4,600,946

Total Investments in Securities — 100.8% (Cost: $644,317,362)		580,063,572

Other Assets, Less Liabilities — (0.8)%		(4,619,311)

Net Assets — 100.0%		$575,444,261

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,552,013	(259,703)	4,292,310	$4,294,026	$26,372	(b)	$(1,168)	$393
BlackRock Cash Funds: Treasury, SL Agency Shares	1,104,321	(797,401)	306,920	306,920	15,082		—	—

				$4,600,946	$41,454		$(1,168)	$393

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Transportation Average ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$575,462,626	$—	$—	$575,462,626
Money Market Funds	4,600,946	—	—	4,600,946

	$580,063,572	$—	$—	$580,063,572

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments April 30, 2019	iShares® U.S. Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electric Utilities — 0.6%
OGE Energy Corp.	111,946	$4,739,794

Energy Equipment & Services — 10.4%
Apergy Corp.(a)	43,353	1,720,681
Baker Hughes a GE Co.	287,747	6,911,683
Core Laboratories NV	24,836	1,574,354
Dril-Quip Inc.(a)(b)	20,374	887,491
Ensco Rowan PLC, Class A	111,101	1,552,081
Halliburton Co.	489,043	13,854,588
Helmerich & Payne Inc.	61,317	3,588,271
KLX Energy Services Holdings Inc.(a)	12,580	352,869
Nabors Industries Ltd.	184,388	645,358
National Oilwell Varco Inc.	214,904	5,617,591
Oceaneering International Inc.(a)	55,338	1,062,490
Patterson-UTI Energy Inc.	119,747	1,627,362
Schlumberger Ltd.	776,811	33,154,293
TechnipFMC PLC	238,472	5,864,026
Transocean Ltd.(a)	283,803	2,230,692
U.S. Silica Holdings Inc.	40,831	645,946
Weatherford International PLC(a)	566,404	313,391

		81,603,167

Oil, Gas & Consumable Fuels — 88.5%
Anadarko Petroleum Corp.	280,001	20,398,073
Antero Resources Corp.(a)	121,081	877,837
Apache Corp.	210,409	6,924,560
Cabot Oil & Gas Corp.	237,286	6,143,335
Centennial Resource Development Inc./DE, Class A(a)	106,575	1,122,235
Cheniere Energy Inc.(a)	123,822	7,967,946
Chesapeake Energy Corp.(a)	585,314	1,703,264
Chevron Corp.	1,064,947	127,857,537
Cimarex Energy Co.	56,861	3,904,076
CNX Resources Corp.(a)	111,164	996,029
Concho Resources Inc.(b)	112,430	12,972,173
ConocoPhillips	635,813	40,132,517
Continental Resources Inc./OK(a)	48,477	2,229,457
Delek U.S. Holdings Inc.	42,257	1,566,044
Devon Energy Corp.	245,656	7,895,384
Diamondback Energy Inc.	86,607	9,214,119
EOG Resources Inc.	325,106	31,226,431
EQT Corp.	142,791	2,920,076
Equitrans Midstream Corp.	114,008	2,374,787
Exxon Mobil Corp.	2,374,758	190,645,572
Gulfport Energy Corp.(a)(b)	83,745	548,530
Hess Corp.	142,669	9,147,936
HollyFrontier Corp.	88,052	4,202,722
Kinder Morgan Inc./DE	1,091,115	21,680,455
Marathon Oil Corp.	458,755	7,817,185
Marathon Petroleum Corp.	377,550	22,981,468
Matador Resources Co.(a)	58,059	1,143,182

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	91,173	$2,483,553
Noble Energy Inc.	271,042	7,334,397
Oasis Petroleum Inc.(a)	151,290	922,869
Occidental Petroleum Corp.	420,106	24,735,841
ONEOK Inc.	230,697	15,671,247
Parsley Energy Inc., Class A(a)	147,641	2,946,914
PBF Energy Inc., Class A	67,171	2,255,602
PDC Energy Inc.(a)	37,077	1,612,479
Phillips 66	235,130	22,165,705
Pioneer Natural Resources Co.	94,368	15,708,497
QEP Resources Inc.(a)	132,437	995,926
Range Resources Corp.	116,376	1,052,039
SemGroup Corp., Class A	36,657	478,740
SM Energy Co.	57,812	920,945
Southwestern Energy Co.(a)	303,399	1,198,426
Targa Resources Corp.	128,507	5,159,556
Valero Energy Corp.	234,066	21,220,424
Whiting Petroleum Corp.(a)	51,002	1,396,945
Williams Companies Inc. (The)	678,732	19,228,478
World Fuel Services Corp.	37,647	1,161,410
WPX Energy Inc.(a)	221,520	3,076,913

		698,319,836

Semiconductors & Semiconductor Equipment — 0.3%
First Solar Inc.(a)(b)	42,332	2,604,688

Total Common Stocks — 99.8% (Cost: $1,083,196,519)		787,267,485

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	16,590,950	16,597,586
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	1,575,157	1,575,157

		18,172,743

Total Short-Term Investments — 2.3% (Cost: $18,171,274)		18,172,743

Total Investments in Securities — 102.1% (Cost: $1,101,367,793)		805,440,228

Other Assets, Less Liabilities — (2.1)%		(16,214,600)

Net Assets — 100.0%		$789,225,628

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares U.S. Energy ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	16,611,186	(20,236)	16,590,950	$16,597,586	$48,728	(b)	$7,506		$(193)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,597,838	(22,681)	1,575,157	1,575,157	22,959		—		—

				$18,172,743	$71,687		$7,506		$(193)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$787,267,485	$—	$—	$787,267,485
Money Market Funds	18,172,743	—	—	18,172,743

	$805,440,228	$—	$—	$805,440,228

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments April 30, 2019	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 18.3%
AbbVie Inc.	855,427	$67,912,350
Acadia Pharmaceuticals Inc.(a)(b)	65,651	1,578,907
Agios Pharmaceuticals Inc.(a)(b)	29,666	1,658,923
Alexion Pharmaceuticals Inc.(a)	129,658	17,650,344
Alkermes PLC(a)	90,649	2,748,478
Allogene Therapeutics Inc.(a)(b)	11,985	358,951
Alnylam Pharmaceuticals Inc.(a)(b)	54,944	4,908,697
Amgen Inc.	360,871	64,711,388
Biogen Inc.(a)	114,093	26,154,679
BioMarin Pharmaceutical Inc.(a)	103,555	8,857,059
Bluebird Bio Inc.(a)(b)	31,924	4,527,781
Celgene Corp.(a)	407,341	38,558,899
Clovis Oncology Inc.(a)(b)	10,204	186,427
Exact Sciences Corp.(a)	73,027	7,207,035
Exelixis Inc.(a)	174,349	3,427,701
FibroGen Inc.(a)(b)	44,147	2,062,989
Gilead Sciences Inc.	739,723	48,111,584
Immunomedics Inc.(a)(b)	99,569	1,595,095
Incyte Corp.(a)	103,225	7,927,680
Intercept Pharmaceuticals Inc.(a)(b)	12,969	1,117,668
Intrexon Corp.(a)(b)	9,331	40,403
Ionis Pharmaceuticals Inc.(a)(b)	79,928	5,941,048
Ligand Pharmaceuticals Inc.(a)(b)	11,882	1,495,350
Madrigal Pharmaceuticals Inc.(a)	4,878	517,458
Myriad Genetics Inc.(a)	42,884	1,349,988
Neurocrine Biosciences Inc.(a)(b)	52,787	3,813,333
OPKO Health Inc.(a)	87,222	208,461
Portola Pharmaceuticals Inc.(a)	38,892	1,372,888
Regeneron Pharmaceuticals Inc.(a)	45,476	15,604,635
Sage Therapeutics Inc.(a)(b)	29,171	4,907,437
Sarepta Therapeutics Inc.(a)(b)	38,504	4,502,658
Seattle Genetics Inc.(a)	62,498	4,236,114
Ultragenyx Pharmaceutical Inc.(a)(b)	30,542	2,015,772
United Therapeutics Corp.(a)(b)	25,397	2,604,970
Vertex Pharmaceuticals Inc.(a)	148,285	25,057,199

		384,930,349

Health Care Equipment & Supplies — 24.7%
Abbott Laboratories	1,018,514	81,032,975
Abiomed Inc.(a)	26,206	7,269,806
Align Technology Inc.(a)(b)	42,251	13,718,055
Avanos Medical Inc.(a)	27,947	1,172,377
Baxter International Inc.	276,509	21,097,637
Becton Dickinson and Co.	156,047	37,566,755
Boston Scientific Corp.(a)	803,849	29,838,875
Cantel Medical Corp.(b)	21,110	1,455,323
Cooper Companies Inc. (The)	28,667	8,311,137
Danaher Corp.	364,377	48,258,090
Dentsply Sirona Inc.	129,252	6,608,655
DexCom Inc.(a)	52,299	6,331,840
Edwards Lifesciences Corp.(a)	120,525	21,220,837
Globus Medical Inc., Class A(a)(b)	44,458	2,004,611
Haemonetics Corp.(a)(b)	29,690	2,591,343
Hill-Rom Holdings Inc.	38,845	3,939,660
Hologic Inc.(a)	155,652	7,219,140
ICU Medical Inc.(a)	9,651	2,195,602
IDEXX Laboratories Inc.(a)	49,930	11,583,760
Inogen Inc.(a)	10,429	910,452
Insulet Corp.(a)(b)	34,317	2,959,841

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corp.(a)(b)	41,319	$2,156,439
Intuitive Surgical Inc.(a)	66,400	33,905,832
LivaNova PLC(a)	28,278	1,948,071
Masimo Corp.(a)	28,427	3,699,774
Medtronic PLC	777,758	69,072,688
Neogen Corp.(a)	30,440	1,846,490
NuVasive Inc.(a)	30,120	1,825,272
Penumbra Inc.(a)	18,104	2,434,988
ResMed Inc.	83,232	8,698,576
Steris PLC	50,819	6,656,273
Stryker Corp.	179,394	33,889,320
Teleflex Inc.	26,727	7,648,733
Varian Medical Systems Inc.(a)	52,724	7,179,427
West Pharmaceutical Services Inc.	43,102	5,335,596
Zimmer Biomet Holdings Inc.	118,651	14,613,057

		518,197,307

Health Care Providers & Services — 17.8%
Acadia Healthcare Co. Inc.(a)(b)	51,721	1,656,106
Anthem Inc.	149,057	39,206,463
Brookdale Senior Living Inc.(a)	108,649	671,451
Centene Corp.(a)	239,838	12,366,047
Chemed Corp.	9,331	3,049,184
Cigna Corp.	220,423	35,011,989
Covetrus Inc.(a)(b)	55,729	1,831,812
CVS Health Corp.	752,254	40,907,573
DaVita Inc.(a)	73,475	4,058,759
Encompass Health Corp.	57,478	3,704,457
HCA Healthcare Inc.	154,934	19,712,253
HealthEquity Inc.(a)(b)	31,645	2,143,949
Henry Schein Inc.(a)	87,909	5,631,451
Humana Inc.	78,573	20,068,330
Laboratory Corp. of America Holdings(a)	57,281	9,160,378
Magellan Health Inc.(a)	14,323	1,002,610
McKesson Corp.	111,343	13,277,653
Mednax Inc.(a)(b)	51,706	1,446,217
Molina Healthcare Inc.(a)(b)	36,134	4,684,050
Patterson Companies Inc.	48,773	1,065,202
Quest Diagnostics Inc.	77,964	7,514,170
Tenet Healthcare Corp.(a)	48,363	1,059,150
UnitedHealth Group Inc.	556,426	129,686,208
Universal Health Services Inc., Class B	48,523	6,156,113
WellCare Health Plans Inc.(a)	29,027	7,499,125

		372,570,700

Health Care Technology — 0.1%
Teladoc Health Inc.(a)	40,867	2,324,515

Life Sciences Tools & Services — 7.5%
Agilent Technologies Inc.	184,350	14,471,475
Bio-Rad Laboratories Inc., Class A(a)	11,707	3,522,987
Bio-Techne Corp.	21,947	4,490,137
Bruker Corp.	58,531	2,259,297
Charles River Laboratories International Inc.(a)	28,008	3,934,284
Illumina Inc.(a)	85,261	26,601,432
IQVIA Holdings Inc.(a)	91,861	12,759,493
Mettler-Toledo International Inc.(a)(b)	14,409	10,738,451
PRA Health Sciences Inc.(a)(b)	34,255	3,316,569
Syneos Health Inc.(a)	35,690	1,674,932
Thermo Fisher Scientific Inc.	233,463	64,774,309

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Waters Corp.(a)	41,538	$8,870,024

		157,413,390

Pharmaceuticals — 31.5%
Akorn Inc.(a)	59,889	161,700
Allergan PLC	181,345	26,657,715
Amneal Pharmaceuticals Inc.(a)	47,588	612,458
Bristol-Myers Squibb Co.	946,873	43,963,313
Catalent Inc.(a)(b)	84,609	3,792,175
Elanco Animal Health Inc.(a)	212,406	6,690,789
Eli Lilly & Co.	500,866	58,621,357
Endo International PLC(a)	60,115	450,862
Horizon Pharma PLC(a)	106,158	2,710,214
Jazz Pharmaceuticals PLC(a)(b)	33,212	4,309,921
Johnson & Johnson	1,544,294	218,054,313
Mallinckrodt PLC(a)(b)	33,662	520,415
Medicines Co. (The)(a)(b)	38,520	1,230,714
Merck & Co. Inc.	1,496,834	117,815,804
Mylan NV(a)	299,542	8,084,639
Nektar Therapeutics(a)	101,131	3,238,215
Perrigo Co. PLC	72,609	3,479,423
Pfizer Inc.	3,219,436	130,741,296
Prestige Consumer Healthcare Inc.(a)(b)	30,663	902,105
Zoetis Inc.	277,687	28,279,644

		660,317,072

Total Common Stocks — 99.9% (Cost: $2,068,384,216)		2,095,753,333

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	39,194,069	$39,209,746
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	3,938,417	3,938,417

		43,148,163

Total Short-Term Investments — 2.1% (Cost: $43,139,960)		43,148,163

Total Investments in Securities — 102.0% (Cost: $2,111,524,176)		2,138,901,496

Other Assets, Less Liabilities — (2.0)%		(41,083,246)

Net Assets — 100.0%		$2,097,818,250

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	28,674,780	10,519,289	39,194,069	$39,209,746	$440,885	(b)	$12,622		$5,458
BlackRock Cash Funds: Treasury, SL Agency Shares	1,934,255	2,004,162	3,938,417	3,938,417	58,937		—		—

				$43,148,163	$499,822		$12,622		$5,458

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,095,753,333	$—	$—	$2,095,753,333
Money Market Funds	43,148,163	—	—	43,148,163

	$2,138,901,496	$—	$—	$2,138,901,496

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments April 30, 2019	iShares® U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 5.6%
Arista Networks Inc.(a)	38,891	$12,145,270
Ciena Corp.(a)(b)	100,390	3,850,960
Cisco Systems Inc.	3,082,097	172,443,327
CommScope Holding Co. Inc.(a)(b)	149,936	3,715,414
EchoStar Corp., Class A(a)(b)	33,572	1,337,844
F5 Networks Inc.(a)	44,753	7,021,746
Finisar Corp.(a)	82,855	1,997,634
InterDigital Inc.	22,765	1,488,603
Juniper Networks Inc.	242,840	6,743,667
Lumentum Holdings Inc.(a)(b)	57,766	3,579,759
Motorola Solutions Inc.	114,383	16,575,241
NetScout Systems Inc.(a)	48,363	1,421,872
Plantronics Inc.	22,850	1,176,318
Ubiquiti Networks Inc.	13,230	2,255,054
ViaSat Inc.(a)	39,686	3,604,283
Viavi Solutions Inc.(a)	157,963	2,100,908

		241,457,900

Diversified Telecommunication Services — 0.3%
CenturyLink Inc.	554,014	6,326,840
Zayo Group Holdings Inc.(a)	150,034	4,694,564

		11,021,404

Electronic Equipment, Instruments & Components — 0.4%
CDW Corp./DE	105,278	11,117,357
SYNNEX Corp.	29,075	3,136,611
Tech Data Corp.(a)	25,812	2,751,817

		17,005,785

Health Care Technology — 0.7%
Allscripts Healthcare Solutions Inc.(a)(b)	44,480	439,017
Cerner Corp.(a)	226,363	15,041,821
Medidata Solutions Inc.(a)	50,181	4,533,351
Veeva Systems Inc., Class A(a)	87,349	12,217,505

		32,231,694

Household Durables — 0.2%
Garmin Ltd.	84,629	7,256,090

Interactive Media & Services — 17.9%
Alphabet Inc., Class A(a)	213,055	255,444,423
Alphabet Inc., Class C, NVS(a)(b)	217,405	258,381,495
Cargurus Inc.(a)(b)	43,257	1,762,290
Cars.com Inc.(a)	75,558	1,572,362
Facebook Inc., Class A(a)	1,042,351	201,590,683
IAC/InterActiveCorp.(a)	56,795	12,769,788
Snap Inc., Class A, NVS(a)(b)	556,675	6,201,360
Twitter Inc.(a)	523,442	20,890,570
Zillow Group Inc., Class A(a)(b)	34,086	1,131,996
Zillow Group Inc., Class C, NVS(a)(b)	97,621	3,260,541

		763,005,508

Internet & Direct Marketing Retail — 0.9%
eBay Inc.	658,518	25,517,573
Etsy Inc.(a)	84,077	5,678,561
GrubHub Inc.(a)(b)	79,051	5,279,816
Stamps.com Inc.(a)	6,214	533,161

		37,009,111

IT Services — 5.6%
Akamai Technologies Inc.(a)	136,805	10,952,608
Amdocs Ltd.	122,426	6,743,224
Booz Allen Hamilton Holding Corp.	97,568	5,784,807

Security	Shares	Value

IT Services (continued)
CACI International Inc., Class A(a)(b)	17,404	$3,392,736
Cognizant Technology Solutions Corp., Class A	412,119	30,068,202
DXC Technology Co.	217,834	14,320,407
EPAM Systems Inc.(a)	51,719	9,276,320
Gartner Inc.(a)	62,480	9,932,446
GoDaddy Inc., Class A(a)	128,664	10,486,116
International Business Machines Corp.	642,578	90,134,416
KBR Inc.	98,243	2,182,959
Leidos Holdings Inc.	108,548	7,976,107
Okta Inc.(a)(b)	55,063	5,728,204
Perspecta Inc.	132,208	3,051,361
Science Applications International Corp.	43,830	3,285,059
Twilio Inc., Class A(a)	69,057	9,470,477
VeriSign Inc.(a)	84,205	16,626,277

		239,411,726

Semiconductors & Semiconductor Equipment — 17.7%
Advanced Micro Devices Inc.(a)	617,690	17,066,775
Analog Devices Inc.	256,980	29,871,355
Applied Materials Inc.	688,114	30,325,184
Broadcom Inc.	276,370	87,996,208
Cirrus Logic Inc.(a)	41,400	1,969,812
Cree Inc.(a)(b)	72,041	4,761,190
Cypress Semiconductor Corp.	253,970	4,363,205
Entegris Inc.	94,176	3,848,031
Intel Corp.	3,137,645	160,145,401
KLA-Tencor Corp.	115,307	14,699,336
Lam Research Corp.	109,548	22,723,542
Marvell Technology Group Ltd.	412,951	10,332,034
Maxim Integrated Products Inc.	190,778	11,446,680
Microchip Technology Inc.	165,351	16,516,911
Micron Technology Inc.(a)	838,625	35,272,567
MKS Instruments Inc.	37,831	3,442,999
Monolithic Power Systems Inc.	27,555	4,290,589
NVIDIA Corp.	429,256	77,695,336
ON Semiconductor Corp.(a)(b)	301,729	6,957,871
Qorvo Inc.(a)	85,699	6,479,701
QUALCOMM Inc.	844,453	72,732,737
Semtech Corp.(a)	45,512	2,451,731
Silicon Laboratories Inc.(a)	29,838	3,212,359
Skyworks Solutions Inc.	138,536	12,216,104
Synaptics Inc.(a)(b)	34,898	1,314,608
Teradyne Inc.	121,170	5,937,330
Texas Instruments Inc.	676,984	79,769,025
Universal Display Corp.	29,596	4,723,522
Versum Materials Inc.	84,664	4,417,768
Xilinx Inc.	176,636	21,221,049

		758,200,960

Software — 33.8%
2U Inc.(a)(b)	53,703	3,249,031
ACI Worldwide Inc.(a)	81,398	2,891,257
Adobe Inc.(a)	367,075	106,176,444
Anaplan Inc.(a)	12,579	495,235
ANSYS Inc.(a)	73,629	14,416,558
Aspen Technology Inc.(a)(b)	58,952	7,186,838
Autodesk Inc.(a)	159,862	28,489,007
Blackbaud Inc.(b)	42,068	3,335,572
Cadence Design Systems Inc.(a)	205,552	14,261,198
CDK Global Inc.	100,180	6,042,858
Ceridian HCM Holding Inc.(a)(b)	50,446	2,681,205

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Citrix Systems Inc.	97,822	$9,876,109
CommVault Systems Inc.(a)	38,791	2,040,407
DocuSign Inc.(a)	26,251	1,487,644
Elastic NV(a)(b)	4,964	424,670
Fair Isaac Corp.(a)	20,293	5,676,967
FireEye Inc.(a)	176,746	2,831,471
Fortinet Inc.(a)	124,742	11,653,398
Guidewire Software Inc.(a)(b)	72,648	7,737,012
HubSpot Inc.(a)	30,364	5,601,854
Intuit Inc.	208,779	52,416,056
j2 Global Inc.	40,860	3,580,153
LogMeIn Inc.	20,460	1,685,904
Manhattan Associates Inc.(a)	58,433	3,941,306
Microsoft Corp.	5,415,694	707,289,636
New Relic Inc.(a)	32,025	3,370,311
Nuance Communications Inc.(a)	198,870	3,346,982
Nutanix Inc., Class A(a)	61,314	2,648,152
Oracle Corp.	1,869,017	103,412,711
Palo Alto Networks Inc.(a)	73,179	18,209,131
Paycom Software Inc.(a)	37,865	7,668,798
Pegasystems Inc.(b)	25,578	1,918,606
Proofpoint Inc.(a)	43,490	5,454,516
PTC Inc.(a)(b)	84,908	7,681,627
RealPage Inc.(a)	65,041	4,241,324
Red Hat Inc.(a)(b)	125,257	22,863,160
RingCentral Inc., Class A(a)	47,865	5,570,050
salesforce.com Inc.(a)	561,849	92,901,732
ServiceNow Inc.(a)	131,214	35,625,913
SolarWinds Corp.(a)(b)	30,927	604,623
Splunk Inc.(a)	112,996	15,597,968
SS&C Technologies Holdings Inc.	164,905	11,157,472
Symantec Corp.	484,327	11,725,557
Synopsys Inc.(a)	109,157	13,216,729
Tableau Software Inc., Class A(a)(b)	53,852	6,559,712
Teradata Corp.(a)	89,578	4,073,112
Tyler Technologies Inc.(a)	33,654	7,804,699
Ultimate Software Group Inc. (The)(a)	25,147	8,314,855
Verint Systems Inc.(a)	45,635	2,755,898
VMware Inc., Class A	60,773	12,405,592
Workday Inc., Class A(a)(b)	110,250	22,670,707
Zendesk Inc.(a)	75,633	6,639,065

Security	Shares	Value

Software (continued)
Zscaler Inc.(a)(b)	9,936	$678,728

		1,444,585,520

Technology Hardware, Storage & Peripherals — 16.8%
Apple Inc.	3,134,532	629,006,536
Dell Technologies Inc., Class C(a)	104,266	7,028,571
Hewlett Packard Enterprise Co.	1,001,320	15,830,869
HP Inc.	1,105,358	22,051,892
NCR Corp.(a)	101,891	2,949,744
NetApp Inc.	183,139	13,341,676
Pure Storage Inc., Class A(a)	136,344	3,116,824
Seagate Technology PLC	203,599	9,837,904
Western Digital Corp.	179,704	9,186,469
Xerox Corp.	139,483	4,653,153

		717,003,638

Total Common Stocks — 99.9% (Cost: $3,199,497,629)		4,268,189,336

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	45,969,857	45,988,245
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	7,691,692	7,691,692

		53,679,937

Total Short-Term Investments — 1.3% (Cost: $53,669,280)		53,679,937

Total Investments in Securities — 101.2% (Cost: $3,253,166,909)		4,321,869,273

Other Assets, Less Liabilities — (1.2)%		(50,435,822)

Net Assets — 100.0%		$4,271,433,451

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	65,394,472	(19,424,615)	45,969,857	$45,988,245	$241,728	(b)	$4,672		$4,117
BlackRock Cash Funds: Treasury, SL Agency Shares	7,668,848	22,844	7,691,692	7,691,692	82,498		—		—

				$53,679,937	$324,226		$4,672		$4,117

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Technology ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,268,189,336	$—	$—	$4,268,189,336
Money Market Funds	53,679,937	—	—	53,679,937

	$4,321,869,273	$—	$—	$4,321,869,273

See notes to financial statements.

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares U.S. Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electric Utilities — 56.6%
ALLETE Inc.	46,826	$3,813,978
Alliant Energy Corp.	214,689	10,139,761
American Electric Power Co. Inc.	448,603	38,377,987
Avangrid Inc.	50,555	2,588,922
Duke Energy Corp.	661,154	60,244,352
Edison International	296,297	18,894,860
El Paso Electric Co.	37,032	2,263,025
Entergy Corp.	172,408	16,706,335
Evergy Inc.	231,564	13,389,030
Eversource Energy	288,267	20,657,213
Exelon Corp.	881,900	44,932,805
FirstEnergy Corp.	458,021	19,250,623
Hawaiian Electric Industries Inc.	99,210	4,115,231
IDACORP Inc.	45,797	4,534,819
NextEra Energy Inc.	434,852	84,552,623
Pinnacle West Capital Corp.	101,988	9,716,397
PNM Resources Inc.	72,402	3,362,349
Portland General Electric Co.	81,144	4,244,643
PPL Corp.	655,630	20,462,212
Southern Co. (The)	940,846	50,071,824
Xcel Energy Inc.	467,630	26,421,095

		458,740,084

Gas Utilities — 5.3%
Atmos Energy Corp.	106,300	10,878,742
National Fuel Gas Co.	78,559	4,651,478
New Jersey Resources Corp.	80,690	4,040,955
ONE Gas Inc.	47,786	4,230,017
South Jersey Industries Inc.	83,909	2,695,157
Southwest Gas Holdings Inc.	48,342	4,021,571
Spire Inc.	46,121	3,882,927
UGI Corp.	158,099	8,617,977

		43,018,824

Independent Power and Renewable Electricity Producers — 3.8%
AES Corp./VA	602,302	10,311,411
NRG Energy Inc.	255,543	10,520,706
Vistra Energy Corp.	357,825	9,750,731

		30,582,848

Security	Shares	Value

Multi-Utilities — 31.2%
Ameren Corp.	222,478	$16,189,724
Avista Corp.	59,733	2,576,882
Black Hills Corp.	49,085	3,571,424
CenterPoint Energy Inc.	455,790	14,129,490
CMS Energy Corp.	257,728	14,316,790
Consolidated Edison Inc.	291,992	25,158,031
Dominion Energy Inc.	726,907	56,604,248
DTE Energy Co.	165,445	20,798,091
MDU Resources Group Inc.	178,550	4,669,082
NiSource Inc.	338,751	9,410,503
NorthWestern Corp.	45,761	3,196,406
Public Service Enterprise Group Inc.	459,663	27,418,898
Sempra Energy	249,215	31,887,059
WEC Energy Group Inc.	286,879	22,499,920

		252,426,548

Water Utilities — 3.1%
American Water Works Co. Inc.	164,378	17,784,056
Aqua America Inc.	191,561	7,482,372

		25,266,428

Total Common Stocks — 100.0% (Cost: $767,709,179)		810,034,732

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(a)(b)	212,340	212,340

Total Short-Term Investments — 0.0% (Cost: $212,340)		212,340

Total Investments in Securities — 100.0% (Cost: $767,921,519)		810,247,072

Other Assets, Less Liabilities — 0.0%		207,660

Net Assets — 100.0%		$810,454,732

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	—	$—	$546	(b)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,006,390	(794,050)	212,340	212,340	21,276		—		—

				$212,340	$21,822		$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Utilities ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$810,034,732	$—	$—	$810,034,732
Money Market Funds	212,340	—	—	212,340

	$810,247,072	$—	$—	$810,247,072

See notes to financial statements.

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2019

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,237,475,607	$575,462,626	$787,267,485	$2,095,753,333
Affiliated(c)	19,273,973	4,600,946	18,172,743	43,148,163
Receivables:
Investments sold	—	12,969,450	—	—
Securities lending income — Affiliated	7,082	775	1,697	10,111
Dividends	991,991	578	658,995	2,174,134

Total assets	1,257,748,653	593,034,375	806,100,920	2,141,085,741

LIABILITIES
Collateral on securities loaned, at value	14,484,382	4,295,933	16,592,800	39,191,938
Payables:
Investments purchased	1,922,534	13,085,114	—	3,304,230
Investment advisory fees	200,999	209,067	282,492	771,323

Total liabilities	16,607,915	17,590,114	16,875,292	43,267,491

NET ASSETS	$1,241,140,738	$575,444,261	$789,225,628	$2,097,818,250

NET ASSETS CONSIST OF:
Paid-in capital	$771,866,443	$667,986,766	$1,178,684,857	$2,119,354,829
Accumulated earnings (loss)	469,274,295	(92,542,505)	(389,459,229)	(21,536,579)

NET ASSETS	$1,241,140,738	$575,444,261	$789,225,628	$2,097,818,250

Shares outstanding	8,450,000	2,950,000	21,950,000	11,150,000

Net asset value	$146.88	$195.07	$35.96	$188.15

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$14,056,215	$4,226,146	$16,139,199	$38,039,729
(b) Investments, at cost — Unaffiliated	$745,459,707	$639,717,249	$1,083,196,519	$2,068,384,216
(c) Investments, at cost — Affiliated	$18,140,854	$4,600,113	$18,171,274	$43,139,960

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Assets and Liabilities  (continued)

April 30, 2019

	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,268,189,336	$810,034,732
Affiliated(c)	53,679,937	212,340
Cash	—	178,062
Receivables:
Investments sold	120,448,079	—
Securities lending income — Affiliated	11,884	—
Dividends	17,678	311,398

Total assets	4,442,346,914	810,736,532

LIABILITIES
Collateral on securities loaned, at value	45,988,154	—
Payables:
Investments purchased	123,330,413	—
Capital shares redeemed	116,239	—
Investment advisory fees	1,478,657	281,800

Total liabilities	170,913,463	281,800

NET ASSETS	$4,271,433,451	$810,454,732

NET ASSETS CONSIST OF:
Paid-in capital	$3,254,881,181	$804,104,889
Accumulated earnings	1,016,552,270	6,349,843

NET ASSETS	$4,271,433,451	$810,454,732

Shares outstanding	21,000,000	5,450,000

Net asset value	$203.40	$148.71

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$45,159,540	$—
(b) Investments, at cost — Unaffiliated	$3,199,497,629	$767,709,179
(c) Investments, at cost — Affiliated	$53,669,280	$212,340

See notes to financial statements.

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2019

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$22,534,858	$11,236,745	$26,028,159	$35,468,235
Dividends — Affiliated	176,058	15,082	22,959	58,937
Securities lending income — Affiliated — net	113,762	26,372	48,728	440,885
Foreign taxes withheld	(1,320)	—	(7,815)	—

Total investment income	22,823,358	11,278,199	26,092,031	35,968,057

EXPENSES
Investment advisory fees	2,355,499	3,114,904	4,022,891	9,443,842

Total expenses	2,355,499	3,114,904	4,022,891	9,443,842

Net investment income	20,467,859	8,163,295	22,069,140	26,524,215

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(6,274,148)	(28,594,384)	(30,970,294)	(20,495,620)
Investments — Affiliated	(14,326)	(1,168)	7,506	12,622
In-kind redemptions — Unaffiliated	26,015,646	38,456,830	7,374,976	207,907,058
In-kind redemptions — Affiliated	77,430	—	—	—

Net realized gain (loss)	19,804,602	9,861,278	(23,587,812)	187,424,060

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	102,767,398	4,008,830	(84,875,976)	(35,355,350)
Investments — Affiliated	(1,632,721)	393	(193)	5,458

Net change in unrealized appreciation (depreciation)	101,134,677	4,009,223	(84,876,169)	(35,349,892)

Net realized and unrealized gain (loss)	120,939,279	13,870,501	(108,463,981)	152,074,168

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$141,407,138	$22,033,796	$(86,394,841)	$178,598,383

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations  (continued)

Year Ended April 30, 2019

	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$52,138,849	$22,949,751
Dividends — Affiliated	82,498	21,276
Securities lending income — Affiliated — net	241,728	546

Total investment income	52,463,075	22,971,573

EXPENSES
Investment advisory fees	17,149,916	2,905,869

Total expenses	17,149,916	2,905,869

Net investment income	35,313,159	20,065,704

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(32,740,335)	(29,158,979)
Investments — Affiliated	4,672	—
In-kind redemptions — Unaffiliated	592,073,645	24,500,553

Net realized gain (loss)	559,337,982	(4,658,426)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	222,448,843	96,217,168
Investments — Affiliated	4,117	—

Net change in unrealized appreciation (depreciation)	222,452,960	96,217,168

Net realized and unrealized gain	781,790,942	91,558,742

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$817,104,101	$111,624,446

See notes to financial statements.

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Dow Jones U.S. ETF		iShares Transportation Average ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,467,859	$19,175,995	$8,163,295	$9,493,277
Net realized gain	19,804,602	65,460,123	9,861,278	111,228,985
Net change in unrealized appreciation (depreciation)	101,134,677	49,118,732	4,009,223	388,801

Net increase in net assets resulting from operations	141,407,138	133,754,850	22,033,796	121,111,063

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(21,091,399)	(19,044,585)	(8,438,131)	(9,873,738)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(5,345,467)	(99,411,786)	(245,500,532)	(270,486,167)

NET ASSETS(b)
Total increase (decrease) in net assets	114,970,272	15,298,479	(231,904,867)	(159,248,842)
Beginning of year	1,126,170,466	1,110,871,987	807,349,128	966,597,970

End of year	$1,241,140,738	$1,126,170,466	$575,444,261	$807,349,128

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets (continued)

	iShares U.S. Energy ETF		iShares U.S. Healthcare ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,069,140	$31,513,912	$26,524,215	$22,978,181
Net realized gain (loss)	(23,587,812)	(49,222,345)	187,424,060	120,984,256
Net change in unrealized appreciation (depreciation)	(84,876,169)	126,173,642	(35,349,892)	58,781,141

Net increase (decrease) in net assets resulting from operations	(86,394,841)	108,465,209	178,598,383	202,743,578

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(23,500,556)	(31,781,233)	(43,163,813)	(22,513,635)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(189,619,206)	(147,069,226)	162,047,754	(291,280,142)

NET ASSETS(b)
Total increase (decrease) in net assets	(299,514,603)	(70,385,250)	297,482,324	(111,050,199)
Beginning of year	1,088,740,231	1,159,125,481	1,800,335,926	1,911,386,125

End of year	$789,225,628	$1,088,740,231	$2,097,818,250	$1,800,335,926

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Technology ETF		iShares U.S. Utilities ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,313,159	$31,015,327	$20,065,704	$21,586,046
Net realized gain (loss)	559,337,982	431,737,303	(4,658,426)	19,531,434
Net change in unrealized appreciation (depreciation)	222,452,960	296,198,807	96,217,168	(34,065,783)

Net increase in net assets resulting from operations	817,104,101	758,951,437	111,624,446	7,051,697

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(33,239,056)	(33,204,002)	(19,110,532)	(21,100,758)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(543,803,415)	(86,609,508)	111,454,408	(181,137,383)

NET ASSETS(b)
Total increase (decrease) in net assets	240,061,630	639,137,927	203,968,322	(195,186,444)
Beginning of year	4,031,371,821	3,392,233,894	606,486,410	801,672,854

End of year	$4,271,433,451	$4,031,371,821	$810,454,732	$606,486,410

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$132.49	$119.45	$103.06	$105.32	$95.10

Net investment income(a)	2.40	2.19	2.01	1.92	1.77
Net realized and unrealized gain (loss)(b)	14.46	13.03	16.40	(2.11)	10.22

Net increase (decrease) from investment operations	16.86	15.22	18.41	(0.19)	11.99

Distributions(c)
From net investment income	(2.47)	(2.18)	(2.02)	(2.07)	(1.77)

Total distributions	(2.47)	(2.18)	(2.02)	(2.07)	(1.77)

Net asset value, end of year	$146.88	$132.49	$119.45	$103.06	$105.32

Total Return
Based on net asset value	12.89%	12.81%	18.04%	(0.14)%	12.68%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.74%	1.70%	1.82%	1.88%	1.74%

Supplemental Data
Net assets, end of year (000)	$1,241,141	$1,126,170	$1,110,872	$917,234	$968,917

Portfolio turnover rate(d)	5%	4%	4%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Transportation Average ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$187.76	$163.83	$141.18	$153.92	$137.21

Net investment income(a)	2.12	1.91	1.54	1.50	1.24
Net realized and unrealized gain (loss)(b)	7.34	24.02	22.75	(12.63)	16.73

Net increase (decrease) from investment operations	9.46	25.93	24.29	(11.13)	17.97

Distributions(c)
From net investment income	(2.15)	(2.00)	(1.64)	(1.61)	(1.26)

Total distributions	(2.15)	(2.00)	(1.64)	(1.61)	(1.26)

Net asset value, end of year	$195.07	$187.76	$163.83	$141.18	$153.92

Total Return
Based on net asset value	5.12%	15.88%	17.32%	(7.24)%	13.10%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	1.11%	1.07%	0.99%	1.05%	0.80%

Supplemental Data
Net assets, end of year (000)	$575,444	$807,349	$966,598	$564,723	$1,192,848

Portfolio turnover rate(d)	17%	5%	5%	11%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$40.47	$37.27	$37.91	$46.62	$53.49

Net investment income(a)	0.89	1.07	0.84	1.06	1.02
Net realized and unrealized gain (loss)(b)	(4.43)	3.25	(0.62)	(8.66)	(6.87)

Net increase (decrease) from investment operations	(3.54)	4.32	0.22	(7.60)	(5.85)

Distributions(c)
From net investment income	(0.97)	(1.12)	(0.86)	(1.11)	(1.02)

Total distributions	(0.97)	(1.12)	(0.86)	(1.11)	(1.02)

Net asset value, end of year	$35.96	$40.47	$37.27	$37.91	$46.62

Total Return
Based on net asset value	(8.83)%	11.92%	0.52%	(16.20)%	(11.03)%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	2.33%	2.87%	2.17%	2.80%	2.04%

Supplemental Data
Net assets, end of year (000)	$789,226	$1,088,740	$1,159,125	$1,249,003	$2,219,116

Portfolio turnover rate(d)	6%	6%	18%	15%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$173.95	$158.62	$144.67	$151.70	$122.07

Net investment income(a)	2.26	1.99	1.81	1.70	1.45
Net realized and unrealized gain (loss)(b)	15.50	15.31	14.07	(5.63)	29.70

Net increase (decrease) from investment operations	17.76	17.30	15.88	(3.93)	31.15

Distributions(c)
From net investment income	(3.56)	(1.97)	(1.93)	(3.10)	(1.52)

Total distributions	(3.56)	(1.97)	(1.93)	(3.10)	(1.52)

Net asset value, end of year	$188.15	$173.95	$158.62	$144.67	$151.70

Total Return
Based on net asset value	10.27%	10.93%	11.06%	(2.64)%	25.64%

Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.44%	0.44%	0.43%

Net investment income	1.19%	1.16%	1.21%	1.13%	1.05%

Supplemental Data
Net assets, end of year (000)	$2,097,818	$1,800,336	$1,911,386	$1,808,437	$2,358,873

Portfolio turnover rate(d)	6%	7%	6%	7%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$167.97	$138.18	$102.30	$107.28	$90.83

Net investment income(a)	1.59	1.26	1.33	1.30	1.20
Net realized and unrealized gain (loss)(b)	35.34	29.88	35.87	(4.97)	16.47

Net increase (decrease) from investment operations	36.93	31.14	37.20	(3.67)	17.67

Distributions(c)
From net investment income	(1.50)	(1.35)	(1.32)	(1.31)	(1.22)

Total distributions	(1.50)	(1.35)	(1.32)	(1.31)	(1.22)

Net asset value, end of year	$203.40	$167.97	$138.18	$102.30	$107.28

Total Return
Based on net asset value	22.10%	22.62%	36.57%	(3.45)%	19.53%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	0.87%	0.80%	1.11%	1.24%	1.18%

Supplemental Data
Net assets, end of year (000)	$4,271,433	$4,031,372	$3,392,234	$2,393,714	$2,869,743

Portfolio turnover rate(d)	19%	15%	4%	8%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$130.43	$129.30	$121.09	$111.09	$108.15

Net investment income(a)	4.03	3.79	3.69	3.37	3.31
Net realized and unrealized gain(b)	18.12	0.84	8.46	11.18	3.11

Net increase from investment operations	22.15	4.63	12.15	14.55	6.42

Distributions(c)
From net investment income	(3.87)	(3.50)	(3.94)	(4.55)	(3.48)

Total distributions	(3.87)	(3.50)	(3.94)	(4.55)	(3.48)

Net asset value, end of year	$148.71	$130.43	$129.30	$121.09	$111.09

Total Return
Based on net asset value	17.29%	3.59%	10.16%	13.61%	5.97%

Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.44%	0.44%	0.43%

Net investment income	2.94%	2.86%	2.96%	3.02%	2.96%

Supplemental Data
Net assets, end of year (000)	$810,455	$606,486	$801,673	$1,065,624	$649,849

Portfolio turnover rate(d)	6%	5%	9%	6%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
Transportation Average	Non-diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Utilities	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Dow Jones U.S.
Barclays Bank PLC	$170,068	$170,068	$—	$—
Barclays Capital Inc.	73,952	73,952	—	—
BNP Paribas Prime Brokerage International Ltd.	1,722,563	1,722,563	—	—
BNP Paribas Securities Corp.	165,858	165,858	—	—
Citigroup Global Markets Inc.	694,780	694,780	—	—
Credit Suisse Securities (USA) LLC	685,794	685,794	—	—
Goldman Sachs & Co.	4,374,057	4,374,057	—	—
HSBC Bank PLC	1,026,761	1,026,761	—	—
Jefferies LLC	166,033	166,033	—	—
JPMorgan Securities LLC	1,773,300	1,773,300	—	—
Merrill Lynch, Pierce, Fenner & Smith	458,274	458,274	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,110,214	2,110,214	—	—
State Street Bank & Trust Company	13,691	13,691	—	—
TD Prime Services LLC	185,893	185,893	—	—
UBS AG	37,208	37,208	—	—
UBS Securities LLC	373,661	373,661	—	—
Wells Fargo Securities LLC	24,108	24,108	—	—

	$14,056,215	$14,056,215	$—	$—

Transportation Average
Barclays Capital Inc.	$619,570	$619,570	$—	$—
Citigroup Global Markets Inc.	1,977,624	1,977,624	—	—
Goldman Sachs & Co.	595,455	595,455	—	—
HSBC Bank PLC	427,094	427,094	—	—
UBS Securities LLC	39,105	39,105	—	—
Wells Fargo Bank, National Association	567,298	567,298	—	—

	$4,226,146	$4,226,146	$—	$—

U.S. Energy
Goldman Sachs & Co.	$548,530	$548,530	$—	$—
Merrill Lynch, Pierce, Fenner & Smith	12,972,173	12,972,173	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	458,793	458,793	—	—
Wells Fargo Bank, National Association	2,159,703	2,159,703	—	—

	$16,139,199	$16,139,199	$—	$—

U.S. Healthcare
Barclays Bank PLC	$63,539	$63,539	$—	$—
Barclays Capital Inc.	1,214,928	1,214,928	—	—
BNP Paribas Prime Brokerage International Ltd.	4,351,628	4,351,628	—	—
BNP Paribas Securities Corp.	1,111,886	1,111,886	—	—
Citigroup Global Markets Inc.	4,357,716	4,357,716	—	—
Credit Suisse Securities (USA) LLC	1,005,511	1,005,511	—	—
Deutsche Bank Securities Inc.	38,084	38,084	—	—
Goldman Sachs & Co.	2,002,004	2,002,004	—	—
Jefferies LLC	468	468	—	—
JPMorgan Securities LLC	1,717,990	1,717,990	—	—
Merrill Lynch, Pierce, Fenner & Smith	3,758,363	3,758,363	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	8,890,256	8,890,256	—	—
National Financial Services LLC	1,558,897	1,558,897	—	—
SG Americas Securities LLC	403,752	403,752	—	—
State Street Bank & Trust Company	218,555	218,483	—	(72	)(b)
UBS AG	2,344,706	2,344,706	—	—
Wells Fargo Bank, National Association	424,109	424,109	—	—
Wells Fargo Securities LLC	4,577,337	4,577,337	—	—

	$38,039,729	$38,039,657	$—	$(72)

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
U.S. Technology
Barclays Bank PLC	$1,635,218	$1,635,218	$—	$—
Barclays Capital Inc.	937,200	937,200	—	—
BNP Paribas Prime Brokerage International Ltd.	1,866,361	1,866,361	—	—
BNP Paribas Securities Corp.	193,284	193,284	—	—
Citigroup Global Markets Inc.	7,310,747	7,228,727	—	(82,020	)(b)
Credit Suisse Securities (USA) LLC	1,738,461	1,738,461	—	—
Goldman Sachs & Co.	8,220,910	8,220,910	—	—
JPMorgan Securities LLC	6,571,871	6,571,871	—	—
Merrill Lynch, Pierce, Fenner & Smith	2,328,583	2,328,583	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,337,582	3,337,582	—	—
State Street Bank & Trust Company	140,796	140,796	—	—
UBS AG	2,714,184	2,714,184	—	—
UBS Securities LLC	801,957	801,957	—	—
Wells Fargo Bank, National Association	7,362,386	7,362,386	—	—

	$45,159,540	$45,077,520	$—	$(82,020)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Transportation Average, iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology and iShares U.S. Utilities ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund would have retained for the remainder of that calendar year 75% of securities lending income (which excludes collateral investment fees) and the amount retained would not have been less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$46,920
Transportation Average	12,659
U.S. Energy	22,981
U.S. Healthcare	172,765
U.S. Technology	110,922
U.S. Utilities	265

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$15,108,813	$8,135,163
U.S. Energy	7,365,046	6,166,498
U.S. Healthcare	61,143,568	21,908,220
U.S. Technology	59,345,133	56,255,506
U.S. Utilities	6,045,233	3,948,131

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$71,966,860	$64,274,354
Transportation Average	124,752,049	125,070,656
U.S. Energy	53,799,906	52,557,429
U.S. Healthcare	166,976,887	134,164,613
U.S. Technology	776,652,138	762,339,503
U.S. Utilities	45,801,130	44,280,857

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended April 30, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$40,353,822	$45,361,784
Transportation Average	1,455,385,792	1,700,747,157
U.S. Energy	258,163,629	446,990,314
U.S. Healthcare	998,826,406	836,946,445
U.S. Technology	962,510,936	1,504,008,795
U.S. Utilities	418,256,012	306,790,129

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2019, the following permanent differences attributable to the characterization of corporate actions, realized gains (losses) from in-kind redemptions, distributions paid in excess of taxable income and the expiration of capital loss carryforwards, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Dow Jones U.S.	$22,236,147	$(22,236,147)
Transportation Average	6,194,973	(6,194,973)
U.S. Energy	(28,351,379)	28,351,379
U.S. Healthcare	190,824,580	(190,824,580)
U.S. Technology	564,162,511	(564,162,511)
U.S. Utilities	16,447,812	(16,447,812)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/19	Year Ended 04/30/18
Dow Jones U.S.
Ordinary income	$21,091,399	$19,044,585

Transportation Average
Ordinary income	$8,438,131	$9,873,738

U.S. Energy
Ordinary income	$23,500,556	$31,781,233

U.S. Healthcare
Ordinary income	$43,163,813	$22,513,635

U.S. Technology
Ordinary income	$33,239,056	$33,204,002

U.S. Utilities
Ordinary income	$19,110,532	$21,100,758

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

As of April 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Dow Jones U.S.	$2,866,108	$(6,983,354)	$473,391,541	$469,274,295
Transportation Average	—	(22,874,992)	(69,667,513)	(92,542,505)
U.S. Energy	274,416	(67,361,454)	(322,372,191)	(389,459,229)
U.S. Healthcare	2,674,808	(16,222,698)	(7,988,689)	(21,536,579)
U.S. Technology	2,074,103	(1,831,034)	1,016,309,201	1,016,552,270
U.S. Utilities	1,440,460	(34,419,441)	39,328,824	6,349,843

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the characterization of corporate actions.

For the year ended April 30, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Transportation Average	$140,692
U.S. Technology	8,931,826

As of April 30, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$783,358,039	$529,651,897	$(56,260,356)	$473,391,541
Transportation Average	649,731,085	17,856,520	(87,524,033)	(69,667,513)
U.S. Energy	1,127,812,419	5,721,572	(328,093,763)	(322,372,191)
U.S. Healthcare	2,146,890,185	220,838,746	(228,827,435)	(7,988,689)
U.S. Technology	3,305,560,072	1,119,475,690	(103,166,489)	1,016,309,201
U.S. Utilities	770,918,248	58,594,725	(19,265,901)	39,328,824

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/19		Year Ended 04/30/18
iShares ETF	Shares	Amount	Shares	Amount
Dow Jones U.S.
Shares sold	300,000	$40,550,528	150,000	$20,261,251
Shares redeemed	(350,000)	(45,895,995)	(950,000)	(119,673,037)

Net decrease	(50,000)	$(5,345,467)	(800,000)	$(99,411,786)

Transportation Average
Shares sold	7,700,000	$1,458,010,287	8,250,000	$1,488,736,785
Shares redeemed	(9,050,000)	(1,703,510,819)	(9,850,000)	(1,759,222,952)

Net decrease	(1,350,000)	$(245,500,532)	(1,600,000)	$(270,486,167)

U.S. Energy
Shares sold	6,800,000	$258,856,680	11,550,000	$442,825,205
Shares redeemed	(11,750,000)	(448,475,886)	(15,750,000)	(589,894,431)

Net decrease	(4,950,000)	$(189,619,206)	(4,200,000)	$(147,069,226)

U.S. Healthcare
Shares sold	5,250,000	$1,003,555,231	2,650,000	$458,301,611
Shares redeemed	(4,450,000)	(841,507,477)	(4,350,000)	(749,581,753)

Net increase(decrease)	800,000	$162,047,754	(1,700,000)	$(291,280,142)

U.S. Technology
Shares sold	5,350,000	$963,998,733	7,150,000	$1,133,083,249
Shares redeemed	(8,350,000)	(1,507,802,148)	(7,700,000)	(1,219,692,757)

Net decrease	(3,000,000)	$(543,803,415)	(550,000)	$(86,609,508)

U.S. Utilities
Shares sold	3,050,000	$419,326,483	2,900,000	$400,077,963
Shares redeemed	(2,250,000)	(307,872,075)	(4,450,000)	(581,215,346)

Net increase(decrease)	800,000	$111,454,408	(1,550,000)	$(181,137,383)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Dow Jones U.S. ETF received proceeds of $118,354 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

iShares ETF	Net Investment Income
Dow Jones U.S.	$19,044,585
Transportation Average	9,873,738
U.S. Energy	31,781,233
U.S. Healthcare	22,513,635
U.S. Technology	33,204,002
U.S. Utilities	21,100,758

Undistributed net investment income as of April 30, 2018 are as follows:

iShares ETF	Undistributed net investment income
Dow Jones U.S.	$937,574
Transportation Average	—
U.S. Energy	19,073
U.S. Healthcare	1,396,100
U.S. Technology	—
U.S. Utilities	485,288

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

64	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF,

iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and

iShares U.S. Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 and each of the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	65

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Dow Jones U.S.	98.95%
Transportation Average	100.00%
U.S. Energy	100.00%
U.S. Healthcare	100.00%
U.S. Technology	100.00%
U.S. Utilities	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2019:

iShares ETF	Qualified Dividend Income
Dow Jones U.S.	$23,773,502
Transportation Average	10,707,279
U.S. Energy	27,521,688
U.S. Healthcare	53,292,949
U.S. Technology	51,858,430
U.S. Utilities	22,708,755

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.(a)	$2.346351	$—	$0.120177	$2.466528	95%	—%	5%	100%
U.S. Healthcare(a)	2.170736	—	1.385775	3.556511	61	—	39	100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	511	38.74%
At NAV	215	16.30
Less than 0.0% and Greater than –0.5%	593	44.96

	1,319	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	67

Supplemental Information  (unaudited) (continued)

iShares Transportation Average ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.0% and Less than 0.5%	537	40.70
At NAV	299	22.66
Less than 0.0% and Greater than –0.5%	474	35.93
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08

	1,319	100.00%

iShares U.S. Energy ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	455	34.50%
At NAV	222	16.83
Less than 0.0% and Greater than –0.5%	642	48.67

	1,319	100.00%

iShares U.S. Healthcare ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	552	41.85%
At NAV	282	21.38
Less than 0.0% and Greater than –0.5%	485	36.77

	1,319	100.00%

iShares U.S. Technology ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	523	39.66%
At NAV	299	22.66
Less than 0.0% and Greater than –0.5%	497	37.68

	1,319	100.00%

iShares U.S. Utilities ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	396	30.02%
At NAV	313	23.73
Less than 0.0% and Greater than –0.5%	610	46.25

	1,319	100.00%

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds, and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 356 funds as of April 30, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	69

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Kerrigan (63)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

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Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	73

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

APRIL 30, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares U.S. Basic Materials ETF | IYM | NYSE Arca

▶	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca

▶	iShares U.S. Consumer Services ETF | IYC | NYSE Arca

▶	iShares U.S. Financial Services ETF | IYG | NYSE Arca

▶	iShares U.S. Financials ETF | IYF | NYSE Arca

▶	iShares U.S. Industrials ETF | IYJ | Cboe BZX

▶	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca

▶	iShares MSCI USA ESG Select ETF | SUSA | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Domestic Market Overview

United States (“U.S.”) stocks rose for the 12 months ended April 30, 2019 (“reporting period”). The Russell 3000® Index, a broad measure of U.S. equity market performance, returned 12.68%. The stock market reached a record high in April 2019. However, the reporting period was characterized by significant volatility, as December 2018 was the worst month for stocks since the Great Depression, while the first three months of 2019 marked the highest quarterly return since 2009.

The volatility reflected changing perceptions of economic conditions, corporate profits, interest rates, and broader political risks. In terms of the economy, the pace of growth decelerated from a 4.2% to 2.2% annualized rate from the second to fourth quarters of 2018, before accelerating again to a 3.2% rate in the first quarter of 2019. A broad range of underlying economic indicators followed a similar trajectory. For example, consumer spending, which accounts for approximately 70% of economic growth, slowed as the year-over-year growth in retail sales peaked at 6.6% in July 2018 and reached a low of 1.6% in December 2018, before recovering modestly to 3.6% in March 2019. Despite changing economic conditions, the labor market remained healthy throughout the reporting period, as the unemployment rate ended the reporting period at 3.6%, the lowest level since 1969.

A key reason for fluctuating economic growth was the decreasing effect of fiscal stimulus — a combination of tax cuts and a significant increase in government spending. The stimulus initially improved the economy but eventually led to a nearly 20% increase in the federal budget deficit during fiscal year 2018. Other political developments weighing on the economy in late 2018 were the longest government shutdown in U.S. history and a potential trade war with China. To the economy’s benefit, the shutdown ended in January 2019, and the financial press reported expectations that trade tensions with China would ease.

As economic conditions changed, so too did U.S. Federal Reserve Bank (“Fed”) interest rate policy. The Fed increased interest rates three times during the first three quarters of the reporting period. In early January 2019, the Fed announced that moderating economic conditions would allow a slowing of future rate increases. One reason the Fed could afford to stop raising rates is that inflation declined from a 2.9% annual rate in July 2018 to 1.9% by March 2019. Commodities prices followed a volatile trajectory similar to stocks as oil prices increased through September 2018, declined precipitously during the fourth quarter of 2018, and then advanced for the remainder of the reporting period.

Moderating growth and inflation meant declining intermediate- and long-term Treasury yields. Consequently, late in the reporting period, short-term yields briefly exceeded long-term yields for the first time in a decade. This weighed on stocks, as this relationship between yields is often associated with an impending recession.

Slowing economic growth and the fading effect of tax cuts also influenced corporate profits, which reached a record high in 2018. However, by the first quarter of 2019, corporate earnings growth declined year-over-year, reflecting the sharp increase in profits in the previous reporting period due to the tax cuts. In that environment, growth-oriented stocks outperformed value-oriented stocks across all capitalization ranges, reflecting investor concerns about the health of the economy. Stocks of large companies outperformed those of mid- and small-size companies, which performed particularly poorly in the fourth quarter of 2018.

M A R K E T O V E R V I E W	5

Fund Summary as of April 30, 2019	iShares® U.S. Basic Materials ETF

Investment Objective

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic Materials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.89)%	4.04%	10.44%	(1.89)%	21.90%	169.91%
Fund Market	(1.93)	4.03	10.44	(1.93)	21.85	169.93
Index	(1.51)	4.44	10.91	(1.51)	24.28	181.70

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,069.80	$2.21		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Basic Materials ETF

Portfolio Management Commentary

Amid a volatile environment for equities, stocks of U.S. basic materials companies declined modestly. The Thomson Reuters/CoreCommodity CRB Index, a broad measure of commodities prices, declined by approximately 6% for the reporting period. Prices for energy commodities such as oil, gas, and natural gas were volatile and ultimately finished slightly below where they began the reporting period. Gold and other precious metal prices also finished the reporting period lower. In contrast, prices for industrial metals were mixed. Despite the slowdown in global growth, steel prices surged, collapsed, and rallied again to end the reporting period slightly higher. Iron ore was essentially flat until about December 2018, when prices surged in the wake of a dam collapse at an iron mine in Brazil that significantly disrupted global production. Overall, the poor pricing environment and concerns about global growth led to significant downward earnings revisions for many companies in the materials sector.

The diversified chemicals industry was the leading detractor from the Index’s performance. Chemicals companies were particularly hard hit as the U.S. and China levied sizable tariffs on each other’s chemical and plastic imports, disrupting related production processes and markets relying on the industry’s products. In addition, leading diversified chemicals companies’ earnings were negatively affected by flooding in the Midwest and declining profit margins in plastic and packaging businesses. Commodity chemicals companies also detracted as margins in the petrochemical business were affected by volatility in energy prices, which impact input costs in the production process.

On the upside, the industrial gases industry was the most significant contributor to the Index’s return. These companies benefited from increasing demand for industrial gases in a broad range of industries around the globe.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Chemicals	83.4%
Metals & Mining	15.7
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Linde PLC	15.6%
DowDuPont Inc.	13.6
Ecolab Inc.	7.2
Air Products & Chemicals Inc.	7.0
Dow Inc.	6.6
PPG Industries Inc.	4.4
LyondellBasell Industries NV, Class A	4.3
Newmont Goldcorp Corp.	4.0
Freeport-McMoRan Inc.	2.8
Nucor Corp.	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2019	iShares® U.S. Consumer Goods ETF

Investment Objective

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer Goods IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	10.95%	7.30%	13.34%	10.95%	42.26%	249.69%
Fund Market	10.97	7.30	13.33	10.97	42.26	249.47
Index	11.44	7.75	13.85	11.44	45.26	265.73

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,070.10	$2.21		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Consumer Goods ETF

Portfolio Management Commentary

U.S. consumer goods stocks advanced for the reporting period despite significant market volatility and fluctuating economic growth. Household products makers were the leading drivers of the Index’s return, gaining traction from strengthening consumer spending, which remained resilient throughout the reporting period. Despite competitive pressure and rising input costs, large, multinational consumer products companies benefited from streamlined brand portfolios and consistent dividend payouts, a mainstay of defensively oriented consumer staples stocks. Companies that leveraged product innovation and strategic pricing were rewarded with rising organic sales. Corporate stock buybacks also helped boost the industry.

Beverages and food products companies were also key drivers of the Index’s performance. The soft drinks industry performed well, as beverage makers diversified beyond carbonated beverages in response to changing consumer tastes. The industry’s advance was supported by sizable sales growth, particularly in international markets. Similarly, packaged foods and meat manufacturers performed well, gaining on growing demand for snacks and sweets outside the U.S., particularly in emerging markets.

The textiles, apparel, and luxury goods industry was a notable contributor to the Index’s performance, as athletic footwear and apparel manufacturers posted solid revenue growth. Investment in technology drove e-commerce and supply chain efficiency, leading to higher sales, as manufacturers created a total user experience through unique website content and applications for mobile purchases. Product innovations, new store openings, and a focus on product category expansions to more closely align to customers’ buying trends also supported the industry’s advance.

On the downside, interactive home entertainment companies detracted from the Index’s return. Traditional console and mobile video game producers fared poorly, due in large part to competition from new, popular games that use a free-to-play model.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Food, Beverage & Tobacco	46.4%
Household & Personal Products	21.6
Consumer Durables & Apparel	15.9
Automobiles & Components	9.3
Media & Entertainment	3.5
Capital Goods	1.3
Retailing	1.0
Other (each representing less than 1%)	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Procter & Gamble Co. (The)	12.2%
Coca-Cola Co. (The)	8.6
PepsiCo Inc.	8.2
Philip Morris International Inc.	6.2
NIKE Inc., Class B	5.1
Altria Group Inc.	4.7
Mondelez International Inc., Class A	3.4
Colgate-Palmolive Co.	2.9
General Motors Co.	2.3
Kimberly-Clark Corp.	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2019	iShares® U.S. Consumer Services ETF

Investment Objective

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	18.09%	13.92%	18.41%	18.09%	91.89%	441.83%
Fund Market	18.09	13.92	18.41	18.09	91.90	441.79
Index	18.76	14.42	18.93	18.76	96.08	465.89

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,120.00	$2.26		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Consumer Services ETF

Portfolio Management Commentary

U.S. consumer services stocks posted strong gains during the reporting period amid ongoing strength in consumer spending. Consumer discretionary stocks drove the majority of the Index’s return, with retailers the leading contributors. Internet and direct marketing retailers had the largest impact on the industry’s gains. In addition to ongoing growth in consumer online purchases, the industry was further bolstered by expansion in cloud computing and consumer migration from traditional cable subscriptions to online entertainment streaming services. Specialty retailers also helped performance, with particular strength coming from home improvement retailers, which advanced amid job expansion, wage growth, and rising consumer spending. This was particularly true for rural, working-class consumers, typically a large segment of home improvement customers. Weather-related sales further elevated the industry’s performance as consumers purchased equipment and repair products ahead of predicted storms.

Extreme weather conditions and a supportive economic landscape also benefited automotive retailers, which posted higher revenues due in part to elevated spending on auto parts following harsh weather conditions that strained cars. Outside of the retail space, quick-serve convenience restaurants helped the Index’s return as properties innovating on both the menu and technology side posted higher revenues.

The media industry also supported the Index’s advance. Movies and entertainment companies performed well, bolstered by releases of successful franchise sequels and by investor optimism surrounding a new streaming platform. Reorganization efforts with a focus on core assets also supported returns of companies in the industry.

Cable and satellite providers were another source of strength. Although the migration of customers to online streaming services and away from cable television reduced revenues for cable providers, this decline was more than offset by increases in broadband subscribers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Retailing	44.5%
Media & Entertainment	23.2
Consumer Services	17.2
Food & Staples Retailing	9.8
Transportation	3.1
Commercial & Professional Services	1.3
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Amazon. com Inc.	21.0%
Comcast Corp., Class A	4.8
Walt Disney Co. (The)	4.7
Home Depot Inc. (The)	4.6
Netflix Inc.	4.3
McDonald’s Corp.	4.2
Walmart Inc.	4.0
Costco Wholesale Corp.	2.9
Starbucks Corp.	2.6
Lowe’s Companies Inc.	2.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2019	iShares® U.S. Financial Services ETF

Investment Objective

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	5.72%	12.49%	14.05%	5.72%	80.10%	272.28%
Fund Market	5.68	12.48	14.06	5.68	80.04	272.76
Index	6.19	12.96	14.52	6.19	83.94	288.13

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,092.80	$2.23		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Financial Services ETF

Portfolio Management Commentary

U.S. financial services stocks advanced for the reporting period, driven primarily by gains among financial technology companies. The increasing importance of technology in financial transactions, including digital payments and money transfers, helped drive growth, with investments in financial technology more than doubling in 2018.

The information technology sector was the largest contributor to the Index’s return, despite constituting only approximately 15% of the Index on average for the reporting period. The data processing and outsourced services industry drove the sector’s return, as payment processors performed well. Payment processors benefited from several trends that increased the number of payment transactions, leading to higher revenues for the industry. Consumer spending in the U.S. rose during the reporting period, resulting in more fees for payment processors. Continued migration toward credit and away from other methods of payment also helped the industry, with growth in both the number of total credit cards issued and the amount borrowed per customer. Growth in online sales, which rely on electronic payment methods, also helped the industry. Payment processors also continued to make inroads into alternative payments, using acquisitions and partnerships to increase their presence in the mobile purchasing market.

The financials sector was also a solid contributor to the Index’s performance. Banks were the primary source of strength for the sector despite a flattening yield curve, a graphical representation of the difference in yield between short- and long-term interest rates. Diversified banks in particular posted strong earnings, driven by solid profits and growth in net interest income. The diversified financials industry also advanced modestly, as partnerships with airlines, high revenue growth, and improved net interest income boosted the stocks of consumer finance companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Banks	51.5%
Diversified Financials	31.4
Software & Services	16.7
Insurance	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
JPMorgan Chase & Co.	12.3%
Visa Inc., Class A	9.3
Bank of America Corp.	8.9
Mastercard Inc., Class A	7.4
Wells Fargo & Co.	6.4
Citigroup Inc.	5.4
American Express Co.	2.6
U. S. Bancorp	2.6
Goldman Sachs Group Inc. (The)	2.3
CME Group Inc.	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2019	iShares® U.S. Financials ETF

Investment Objective

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. Financials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	9.01%	11.26%	14.07%	9.01%	70.46%	273.10%
Fund Market	8.99	11.25	14.10	8.99	70.42	274.12
Index	9.45	11.71	14.53	9.45	73.93	288.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,103.30	$2.24		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Financials ETF

Portfolio Management Commentary

U.S. financials stocks advanced for the reporting period, as economic growth supported companies in a wide range of financial industries. The real estate industry was the leading contributor to the Index’s return, driven by a robust commercial real estate market, with property values rising amid brisk real estate fund inflows and investments. The industry, which relies heavily on borrowing, was also helped toward the end of the reporting period as the Fed signaled a slower pace of interest rate increases.

Among real estate stocks, real estate investment trusts (“REITs”) led contribution, as investors sought attractive dividend yields in a low interest rate environment. Specialized REITs, particularly wireless communication infrastructure companies, advanced strongly. The solid returns of cell tower operators and fiber network providers were supported by ongoing growth in mobile data and expanded investment in 4G and 5G technologies, which drove demand for fiber networks and space on cell phone towers.

The insurance industry contributed notably to the Index’s return, particularly property and casualty insurers, reflecting strong underwriting profits and a robust economy. Favorable economic conditions benefit property and casualty insurers, as more construction and property purchases increase the insurable base. A multi-sector holdings company drove performance in the diversified financial services industry, benefiting from investments in insurance, transportation, and industrial products companies. Changes in accounting policy and tax reform also boosted profits in the industry.

Data processing and outsourced services investments also performed well. The industry benefited from several trends that increased the number of payment transactions, including higher consumer spending, growth in credit card issuance, and higher levels of personal loans. Rising online sales, which rely on electronic payment methods, also helped the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Banks	29.5%
Diversified Financials	27.0
Real Estate	19.7
Insurance	13.9
Software & Services	9.6
Commercial & Professional Services	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway Inc., Class B	7.8%
JPMorgan Chase & Co.	7.1
Visa Inc., Class A	5.3
Bank of America Corp.	4.7
Mastercard Inc., Class A	4.3
Wells Fargo & Co.	3.7
Citigroup Inc.	3.1
American Tower Corp.	1.6
U. S. Bancorp	1.5
American Express Co.	1.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2019	iShares® U.S. Industrials ETF

Investment Objective

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. Industrials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	13.34%	10.93%	16.17%	13.34%	67.98%	347.78%
Fund Market	13.31	10.94	16.17	13.31	68.02	347.69
Index	13.82	11.42	16.71	13.82	71.72	368.92

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,143.00	$2.28		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Industrials ETF

Portfolio Management Commentary

Stocks of U.S. industrials companies advanced during the reporting period amid a volatile period for equities. Downward revisions to global economic growth forecasts and concerns about the effect of a U.S.-China trade war on global manufacturing all weighed on industrial activity and associated stocks. In that environment, U.S. industrials stocks endured their worst calendar year in 2018 since the financial crisis, and a closely watched indicator of manufacturing sentiment declined. However, industrials stocks rebounded in 2019 as concerns about a potential trade war eased, leading to positive investor sentiment about the sector.

The largest contribution to the Index’s performance came from data processing and outsourced services companies categorized as industrial companies. These stocks were supported by businesses outsourcing certain back-office functions, including payroll and human resources. Other companies in this industry benefited from consumers, small businesses, and credit card companies increasingly adopting electronic business services such as digital ordering and payments. The railroads industry was another source of strength. Rail companies benefited from continued positive, if modest, growth in U.S. industrial production and the resulting need to transport industrial goods, particularly amid a dearth of available trucking capacity.

Machinery companies also contributed meaningfully to the Index’s performance. Steady commercial construction activity in the U.S. helped demand for industrial machinery companies’ products. Aerospace and defense companies were key contributors as well, supported by strong orders for commercial aircraft and associated parts and supplies. Similarly, electrical components and equipment companies benefited from strength in manufacturing activity for commercial and military aircraft.

On the downside, the only industry to detract meaningfully from the Index’s return was air freight and logistics. The companies in this industry were negatively affected by competition and the slowdown in global growth.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Capital Goods	53.3%
Software & Services	17.8
Transportation	12.5
Commercial & Professional Services	5.4
Materials	5.4
Technology Hardware & Equipment	5.3
Pharmaceuticals, Biotechnology & Life Sciences	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Boeing Co. (The)	5.5%
PayPal Holdings Inc.	3.7
Union Pacific Corp.	3.6
Honeywell International Inc.	3.5
Accenture PLC, Class A	3.2
United Technologies Corp.	3.2
3M Co.	3.0
General Electric Co.	2.5
Lockheed Martin Corp.	2.3
Caterpillar Inc.	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2019	iShares® MSCI KLD 400 Social ETF

Investment Objective

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The index excludes companies involved in tobacco, alcohol, gambling, controversial weapons, civilian firearms, nuclear weapons, conventional weapons, nuclear power, adult entertainment and genetically modified organisms (GMOs). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	13.70%	10.98%	14.48%	13.70%	68.36%	286.60%
Fund Market	13.62	10.97	14.48	13.62	68.29	286.68
Index	14.02	11.49	15.04	14.02	72.28	305.87

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,123.40	$1.32		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® MSCI KLD 400 Social ETF

Portfolio Management Commentary

U.S. stocks with positive environmental, social, and governance (“ESG”) characteristics advanced strongly for the reporting period. Investor demand for detailed ESG reporting increased, as shareholders sought material nonfinancial information about potential environmental and societal risks facing companies. Governance issues remained important for ESG-oriented investors, with an emphasis on diversity and accountability to shareholders. Regulatory changes also put focus on ESG issues, with state and local governments in particular leading the way. During the reporting period, legislation was enacted in California promoting gender diversity on corporate boards, and New York City passed a law to cut greenhouse gas emissions from buildings.

The information technology sector was the largest contributor to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. Software companies were leading sources of strength, benefiting from the continued growth of software as a service. The move toward subscription-based software drove profitability by providing consistent revenues while reducing training costs.

Brisk growth in consumer spending helped the consumer discretionary sector, another significant contributor to the Index’s return. Growing wages and rebounding consumer confidence drove increased spending even as inflation remained muted. Consumer staples stocks also bolstered the Index’s performance, as cost-cutting measures, along with innovations to capitalize on consumer trends and expand product offerings, helped household products companies weather a difficult and competitive landscape. Industrials stocks performed well, supported by machinery companies that benefited from rising customer orders.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA IMI Index. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. For the reporting period, the Index held underweight positions in the financials and healthcare sectors and overweight positions in the communication services and information technology sectors. These overweight positions were the primary contributors to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	27.3%
Communication Services	14.5
Health Care	10.5
Industrials	9.8
Financials	9.4
Consumer Discretionary	9.4
Consumer Staples	7.0
Real Estate	3.7
Energy	3.6
Materials	3.0
Utilities	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	7.2%
Facebook Inc., Class A	3.5
Alphabet Inc., Class C	2.8
Alphabet Inc., Class A	2.7
Visa Inc., Class A	2.2
Procter & Gamble Co. (The)	2.0
Cisco Systems Inc.	1.9
Walt Disney Co. (The)	1.9
Verizon Communications Inc.	1.8
Mastercard Inc., Class A	1.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

Fund Summary as of April 30, 2019	iShares® MSCI USA ESG Select ETF

Investment Objective

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA Extended ESG Select Index (the “Index”). The index further excludes companies whose primary revenue is derived from alcohol, gambling, nuclear power, conventional and controversial weapons and civilian firearms. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.07%	10.89%	14.13%	12.07%	67.64%	274.83%
Fund Market	12.04	10.89	14.13	12.04	67.67	274.95
Index(a)	12.35	11.39	14.68	12.35	71.51	293.36
MSCI USA ESG Select Index	12.31	11.38	14.67	12.31	71.44	293.20
MSCI USA Extended ESG Select Index(b)	12.35	N/A	N/A	12.35	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through May 31, 2018 reflects the performance of the MSCI USA ESG Select Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI USA Extended ESG Select Index, which, effective as of June 1, 2018, replaced the MSCI USA ESG Select Index as the underlying index of the Fund.

(b)	The inception date of the MSCI USA Extended ESG Select Index was March 27, 2018. The cumulative total return of this index for the period March 27, 2018 through April 30, 2019 was 14.10%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,111.70	$1.31		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® MSCI USA ESG Select ETF

Portfolio Management Commentary

U.S. large- and mid-capitalization stocks with positive environmental, social, and governance (“ESG”) characteristics advanced strongly for the reporting period. Investor demand for detailed ESG reporting increased, as shareholders sought material nonfinancial information about potential environmental and societal risks facing companies. Governance issues remained important for ESG-oriented investors, with an emphasis on diversity and accountability to shareholders. Regulatory changes also put focus on ESG issues, with state and local governments in particular leading the way. During the reporting period, legislation was enacted in California promoting gender diversity on corporate boards, and New York City passed a law to cut greenhouse gas emissions from buildings.

The technology sector was the largest contributor to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. Software stocks were leading sources of strength, benefiting from the continued growth of software as a service. The move toward subscription-based software drove profitability by providing consistent revenues while reducing training costs. Technology hardware and equipment companies also performed well, bolstered by optimism about trade talks between the U.S. and China.

The consumer defensive sector also contributed to the Index’s performance, despite struggles with higher costs for raw materials and transportation. Cost-cutting measures, along with innovations to capitalize on consumer trends and expand product offerings, helped consumer defensive stocks weather a difficult and competitive landscape. Household products companies implemented price increases to offset rising costs, which generally improved profitability.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Index. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. For the reporting period, the primary detractors from relative performance were underweight positions in financial services and consumer cyclical stocks. An overweight position in basic materials was the largest contributor to the Index’s relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	25.2%
Health Care	12.7
Financials	11.3
Industrials	10.1
Consumer Staples	8.6
Communication Services	7.6
Consumer Discretionary	7.4
Materials	5.2
Real Estate	4.8
Utilities	3.6
Energy	3.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	5.7%
Ecolab Inc.	4.2
Apple Inc.	3.8
Accenture PLC, Class A	2.8
3M Co.	2.7
Alphabet Inc., Class A	2.6
BlackRock Inc.	2.2
salesforce. com Inc.	1.9
Northern Trust Corp.	1.9
PepsiCo Inc.	1.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® U.S. Basic Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 83.3%
Air Products & Chemicals Inc.	143,056	$29,439,493
Albemarle Corp.	71,437	5,362,061
Ashland Global Holdings Inc.	43,418	3,496,451
Axalta Coating Systems Ltd.(a)	149,318	4,028,600
Cabot Corp.	40,287	1,828,224
Celanese Corp.	86,304	9,311,339
CF Industries Holdings Inc.	152,111	6,811,531
Chemours Co. (The)	112,002	4,033,192
Dow Inc.(a)	490,902	27,848,870
DowDuPont Inc.	1,490,338	57,303,496
Eastman Chemical Co.	98,135	7,740,889
Ecolab Inc.	165,405	30,447,752
Element Solutions Inc.(a)	160,103	1,738,719
FMC Corp.	90,631	7,165,287
GCP Applied Technologies Inc.(a)	51,163	1,472,983
HB Fuller Co.	37,400	1,831,478
Huntsman Corp.	140,878	3,133,127
Ingevity Corp.(a)	29,237	3,362,547
International Flavors & Fragrances Inc.	70,216	9,675,063
Linde PLC	365,138	65,819,776
LyondellBasell Industries NV, Class A	205,207	18,105,414
Minerals Technologies Inc.	23,991	1,505,915
Mosaic Co. (The)	240,624	6,282,693
NewMarket Corp.	5,910	2,479,718
Olin Corp.	110,637	2,399,716
PolyOne Corp.	52,212	1,443,140
PPG Industries Inc.	159,686	18,763,105
RPM International Inc.	93,814	5,689,819
Scotts Miracle-Gro Co. (The)	28,661	2,436,758
Sensient Technologies Corp.	31,075	2,178,979
Trinseo SA	32,930	1,480,203
Valvoline Inc.	132,924	2,459,094
Westlake Chemical Corp.	24,155	1,684,811
WR Grace & Co.	49,892	3,770,837

		352,531,080

Metals & Mining — 15.7%
Alcoa Corp.(a)	125,080	3,337,135
Allegheny Technologies Inc.(a)(b)	84,355	2,102,127
Carpenter Technology Corp.	31,821	1,580,549
Commercial Metals Co.	78,795	1,362,366

Security	Shares	Value

Metals & Mining (continued)
Compass Minerals International Inc.	24,902	$1,429,126
Freeport-McMoRan Inc.	970,972	11,952,665
Newmont Goldcorp Corp.	551,132	17,118,160
Nucor Corp.	204,634	11,678,462
Reliance Steel & Aluminum Co.	44,978	4,136,177
Royal Gold Inc.	45,133	3,929,279
Steel Dynamics Inc.	153,896	4,875,425
U.S. Steel Corp.	116,299	1,814,264
Worthington Industries Inc.	29,476	1,182,872

		66,498,607

Oil, Gas & Consumable Fuels — 0.4%
Peabody Energy Corp.	53,808	1,548,056

Paper & Forest Products — 0.5%
Domtar Corp.	43,510	2,127,639

Total Common Stocks — 99.9% (Cost: $487,473,857)		422,705,382

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	608,311	608,555
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	355,680	355,680

		964,235

Total Short-Term Investments — 0.2% (Cost: $964,055)		964,235

Total Investments in Securities — 100.1% (Cost: $488,437,912)		423,669,617

Other Assets, Less Liabilities — (0.1)%		(541,276)

Net Assets — 100.0%		$423,128,341

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	313,636	294,675	608,311	$608,555	$4,127	(b)	$(519)	$158
BlackRock Cash Funds: Treasury, SL Agency Shares	740,030	(384,350)	355,680	355,680	13,309		—	—

				$964,235	$17,436		$(519)	$158

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Basic Materials ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$422,705,382	$—	$—	$422,705,382
Money Market Funds	964,235	—	—	964,235

	$423,669,617	$—	$—	$423,669,617

See notes to financial statements.

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® U.S. Consumer Goods ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 3.2%
Adient PLC	18,633	$430,422
Aptiv PLC	55,766	4,779,146
Autoliv Inc.	18,668	1,465,251
BorgWarner Inc.	44,494	1,858,514
Dana Inc.	30,629	597,266
Delphi Technologies PLC	18,920	418,700
Garrett Motion Inc.(a)	15,764	296,363
Gentex Corp.	55,593	1,280,307
Goodyear Tire & Rubber Co. (The)	49,803	956,716
Lear Corp.	13,389	1,914,627
Tenneco Inc., Class A	10,813	237,021
Veoneer Inc.(a)(b)	18,548	409,354
Visteon Corp.(a)	6,061	400,147

		15,043,834

Automobiles — 6.1%
Ford Motor Co.	838,026	8,757,372
General Motors Co.	281,111	10,949,273
Harley-Davidson Inc.	34,215	1,273,824
Tesla Inc.(a)(b)	29,262	6,984,547
Thor Industries Inc.	11,226	739,457

		28,704,473

Beverages — 20.8%
Brown-Forman Corp., Class B, NVS	35,613	1,897,817
Coca-Cola Co. (The)	825,181	40,483,380
Constellation Brands Inc., Class A	35,717	7,560,217
Keurig Dr Pepper Inc.(b)	39,211	1,139,864
Molson Coors Brewing Co., Class B	40,244	2,583,262
Monster Beverage Corp.(a)	83,866	4,998,414
National Beverage Corp.(b)	2,588	144,928
PepsiCo Inc.	301,242	38,574,038

		97,381,920

Commercial Services & Supplies — 0.2%
Herman Miller Inc.	12,580	488,356
HNI Corp.	9,362	343,679

		832,035

Distributors — 1.0%
Genuine Parts Co.	31,298	3,209,297
Pool Corp.	8,443	1,551,317

		4,760,614

Diversified Financial Services — 0.3%
Jefferies Financial Group Inc.	56,413	1,160,415

Entertainment — 3.5%
Activision Blizzard Inc.	163,808	7,897,184
Electronic Arts Inc.(a)	64,250	6,081,262
Take-Two Interactive Software Inc.(a)	24,274	2,350,451

		16,328,897

Food & Staples Retailing — 0.6%
Performance Food Group Co.(a)	22,573	924,364
U.S. Foods Holding Corp.(a)	46,621	1,703,998

		2,628,362

Food Products — 14.7%
Archer-Daniels-Midland Co.	120,114	5,357,084
B&G Foods Inc.	14,121	367,146
Bunge Ltd.	30,227	1,584,197
Campbell Soup Co.	41,277	1,597,007
Conagra Brands Inc.	104,142	3,205,491

Security	Shares	Value

Food Products (continued)
Darling Ingredients Inc.(a)	35,346	$770,896
Flowers Foods Inc.	39,371	855,926
General Mills Inc.	127,976	6,586,925
Hain Celestial Group Inc. (The)(a)(b)	19,142	417,678
Hershey Co. (The)	29,816	3,722,528
Hormel Foods Corp.	58,479	2,335,651
Ingredion Inc.	14,292	1,354,167
JM Smucker Co. (The)	24,396	2,991,682
Kellogg Co.	53,838	3,246,431
Kraft Heinz Co. (The)	133,372	4,433,285
Lamb Weston Holdings Inc.	31,426	2,201,391
Lancaster Colony Corp.	4,190	623,095
McCormick & Co. Inc./MD, NVS	26,293	4,048,333
Mondelez International Inc., Class A	309,709	15,748,703
Pilgrim’s Pride Corp.(a)(b)	11,160	300,316
Post Holdings Inc.(a)	14,245	1,606,551
Seaboard Corp.	58	260,744
TreeHouse Foods Inc.(a)	12,014	804,698
Tyson Foods Inc., Class A	63,319	4,749,558

		69,169,483

Household Durables — 4.1%
DR Horton Inc.	72,875	3,229,091
Helen of Troy Ltd.(a)	5,493	790,992
Leggett & Platt Inc.	28,113	1,106,528
Lennar Corp., Class A(b)	61,324	3,190,688
Lennar Corp., Class B(b)	3,407	142,140
Mohawk Industries Inc.(a)(b)	13,167	1,794,004
Newell Brands Inc.	83,437	1,199,824
NVR Inc.(a)	730	2,301,310
PulteGroup Inc.	54,627	1,718,566
Tempur Sealy International Inc.(a)	9,850	604,790
Toll Brothers Inc.	28,784	1,096,670
Tupperware Brands Corp.	10,346	246,235
Whirlpool Corp.	13,626	1,891,561

		19,312,399

Household Products — 19.1%
Church & Dwight Co. Inc.	52,735	3,952,488
Clorox Co. (The)	27,485	4,390,179
Colgate-Palmolive Co.	184,791	13,450,937
Energizer Holdings Inc.	13,608	651,687
Kimberly-Clark Corp.	73,865	9,482,789
Procter & Gamble Co. (The)	536,476	57,123,964
Spectrum Brands Holdings Inc.	9,798	603,263

		89,655,307

Leisure Products — 1.2%
Brunswick Corp./DE	18,591	952,045
Hasbro Inc.	24,833	2,529,489
Mattel Inc.(a)	73,790	899,500
Polaris Industries Inc.	12,291	1,184,853

		5,565,887

Machinery — 1.3%
Stanley Black & Decker Inc.	32,459	4,758,489
WABCO Holdings Inc.(a)	11,008	1,457,900

		6,216,389

Personal Products — 2.4%
Coty Inc., Class A(b)	96,465	1,043,751
Edgewell Personal Care Co.(a)	11,614	478,845
Estee Lauder Companies Inc. (The), Class A	46,806	8,041,739
Herbalife Nutrition Ltd.(a)	21,970	1,161,115

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Consumer Goods ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
Nu Skin Enterprises Inc., Class A	11,836	$602,097

		11,327,547

Textiles, Apparel & Luxury Goods — 10.5%
Capri Holdings Ltd.(a)(b)	32,706	1,441,680
Carter’s Inc.	9,764	1,034,105
Columbia Sportswear Co.	6,266	626,412
Deckers Outdoor Corp.(a)	6,233	986,123
Hanesbrands Inc.	77,475	1,399,973
Lululemon Athletica Inc.(a)	22,616	3,988,332
NIKE Inc., Class B	269,950	23,709,709
PVH Corp.	16,221	2,092,347
Ralph Lauren Corp.	11,304	1,487,380
Skechers U.S.A. Inc., Class A(a)	28,621	906,141
Steven Madden Ltd.	16,777	609,844
Tapestry Inc.	62,089	2,003,612
Under Armour Inc., Class A(a)	40,119	926,348
Under Armour Inc., Class C, NVS(a)	41,322	856,192
VF Corp.	69,568	6,567,915
Wolverine World Wide Inc.	19,645	723,132

		49,359,245

Tobacco — 10.8%
Altria Group Inc.	401,981	21,839,628
Philip Morris International Inc.	333,375	28,856,940

		50,696,568

Total Common Stocks — 99.8% (Cost: $492,938,905)		468,143,375

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	12,086,062	$12,090,897
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	219,777	219,777

		12,310,674

Total Short-Term Investments — 2.6% (Cost: $12,309,232)		12,310,674

Total Investments in Securities — 102.4% (Cost: $505,248,137)		480,454,049

Other Assets, Less Liabilities — (2.4)%		(11,410,680)

Net Assets — 100.0%		$469,043,369

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,355,401	(1,269,339)	12,086,062	$12,090,897	$114,375	(b)	$3,122		$343
BlackRock Cash Funds: Treasury, SL Agency Shares	328,781	(109,004)	219,777	219,777	12,967		—		—

				$12,310,674	$127,342		$3,122		$343

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Consumer Goods ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$468,143,375	$—	$—	$468,143,375
Money Market Funds	12,310,674	—	—	12,310,674

	$480,454,049	$—	$—	$480,454,049

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments April 30, 2019	iShares® U.S. Consumer Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 3.0%
Alaska Air Group Inc.	31,370	$1,941,803
Allegiant Travel Co.	2,326	341,643
American Airlines Group Inc.	98,653	3,371,960
Delta Air Lines Inc.	152,610	8,895,637
JetBlue Airways Corp.(a)(b)	70,905	1,315,288
Southwest Airlines Co.	123,183	6,680,214
Spirit Airlines Inc.(a)	14,201	772,250
United Continental Holdings Inc.(a)	55,175	4,902,850

		28,221,645

Commercial Services & Supplies — 0.7%
Copart Inc.(a)	50,339	3,388,822
KAR Auction Services Inc.	33,994	1,919,981
Rollins Inc.	37,824	1,462,654

		6,771,457

Distributors — 0.3%
LKQ Corp.(a)	79,171	2,383,047

Diversified Consumer Services — 1.2%
Adtalem Global Education Inc.(a)	17,632	869,610
Bright Horizons Family Solutions Inc.(a)	15,661	2,006,957
frontdoor Inc.(a)	17,285	609,123
Graham Holdings Co., Class B	1,169	869,070
Grand Canyon Education Inc.(a)	12,423	1,439,702
H&R Block Inc.	57,024	1,551,623
Service Corp. International/U.S.	46,202	1,922,465
ServiceMaster Global Holdings Inc.(a)(b)	34,640	1,698,399
Sotheby’s(a)	9,849	415,431
Weight Watchers International Inc.(a)	10,694	218,372

		11,600,752

Entertainment — 10.2%
Cinemark Holdings Inc.	35,212	1,480,665
Liberty Media Corp.-Liberty Formula One, Class A(a)	11,164	421,553
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	51,658	2,004,847
Lions Gate Entertainment Corp., Class A	24,243	353,705
Lions Gate Entertainment Corp., Class B, NVS	30,820	419,152
Live Nation Entertainment Inc.(a)(b)	41,940	2,740,360
Madison Square Garden Co. (The), Class A(a)	4,476	1,398,481
Netflix Inc.(a)	107,459	39,817,858
Viacom Inc., Class A	12,839	444,871
Viacom Inc., Class B, NVS	89,110	2,576,170
Walt Disney Co. (The)	317,561	43,496,330

		95,153,992

Food & Staples Retailing — 9.8%
Casey’s General Stores Inc.	9,501	1,257,457
Costco Wholesale Corp.	110,477	27,125,418
Kroger Co. (The)	198,086	5,106,657
Rite Aid Corp.(a)(b)	7,990	73,188
Sprouts Farmers Market Inc.(a)(b)	33,482	717,184
Sysco Corp.	124,145	8,736,084
Walgreens Boots Alliance Inc.	197,475	10,578,736
Walmart Inc.	365,784	37,617,227

		91,211,951

Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	39,137	2,925,882
Cardinal Health Inc.	74,367	3,622,417

		6,548,299

Security	Shares	Value

Hotels, Restaurants & Leisure — 15.9%
Aramark	61,536	$1,912,539
Bloomin’ Brands Inc.	25,790	515,542
Boyd Gaming Corp.	22,004	633,274
Brinker International Inc.	11,313	483,857
Caesars Entertainment Corp.(a)	131,415	1,230,045
Carnival Corp.	99,254	5,445,075
Cheesecake Factory Inc. (The)	11,742	582,638
Chipotle Mexican Grill Inc.(a)	6,070	4,176,403
Choice Hotels International Inc.	9,246	767,788
Churchill Downs Inc.	9,500	958,075
Cracker Barrel Old Country Store Inc.	6,332	1,068,462
Darden Restaurants Inc.	30,877	3,631,135
Domino’s Pizza Inc.	10,329	2,794,821
Dunkin’ Brands Group Inc.	21,229	1,584,320
Extended Stay America Inc.	55,446	993,038
Hilton Grand Vacations Inc.(a)	29,058	931,018
Hilton Worldwide Holdings Inc.	72,076	6,269,891
Hyatt Hotels Corp., Class A	10,480	804,130
Jack in the Box Inc.	7,203	555,351
Las Vegas Sands Corp.	91,360	6,125,688
Marriott International Inc./MD, Class A	69,208	9,441,355
Marriott Vacations Worldwide Corp.	9,183	970,000
McDonald’s Corp.	198,395	39,196,900
MGM Resorts International	126,283	3,362,916
Norwegian Cruise Line Holdings Ltd.(a)	54,585	3,078,048
Planet Fitness Inc., Class A(a)(b)	22,617	1,712,107
Royal Caribbean Cruises Ltd.	42,263	5,111,287
Scientific Games Corp./DE, Class A(a)	12,696	293,659
Six Flags Entertainment Corp.	18,847	1,000,587
Starbucks Corp.	310,534	24,122,281
Texas Roadhouse Inc.	17,498	945,067
Vail Resorts Inc.	10,198	2,333,812
Wendy’s Co. (The)	48,662	905,600
Wyndham Destinations Inc.	24,841	1,082,074
Wyndham Hotels & Resorts Inc.	27,253	1,518,537
Wynn Resorts Ltd.	25,126	3,629,451
Yum! Brands Inc.	80,363	8,389,094

		148,555,865

Interactive Media & Services — 0.2%
TripAdvisor Inc.(a)	26,488	1,409,956
Yelp Inc.(a)	20,548	823,153

		2,233,109

Internet & Direct Marketing Retail — 24.2%
Amazon.com Inc.(a)(b)	101,816	196,150,560
Booking Holdings Inc.(a)	11,186	20,749,918
Expedia Group Inc.	29,048	3,771,592
Groupon Inc.(a)	121,242	426,772
Liberty Expedia Holdings Inc., Class A(a)	14,970	694,907
Qurate Retail Inc.(a)(b)	106,765	1,820,343
Shutterfly Inc.(a)(b)	8,966	392,980
Wayfair Inc., Class A(a)(b)	15,676	2,541,864

		226,548,936

IT Services — 0.1%
LiveRamp Holdings Inc.(a)	17,201	1,003,334

Media — 12.8%
Altice USA Inc., Class A	32,911	775,383
AMC Networks Inc., Class A(a)(b)	12,162	710,383
Cable One Inc.	2,454	2,602,541

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Consumer Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
CBS Corp., Class B, NVS	115,483	$5,920,813
Charter Communications Inc., Class A(a)(b)	45,533	16,901,394
Comcast Corp., Class A	1,021,312	44,457,711
Discovery Inc., Class A(a)(b)	40,998	1,266,838
Discovery Inc., Class C, NVS(a)	90,943	2,615,521
DISH Network Corp., Class A(a)	58,345	2,049,076
Fox Corp., Class A, NVS(a)	94,780	3,695,472
Fox Corp., Class B(a)	42,635	1,641,448
GCI Liberty Inc., Class A(a)(b)	25,356	1,511,725
Interpublic Group of Companies Inc. (The)	136,388	3,136,924
John Wiley & Sons Inc., Class A	12,622	582,884
Liberty Broadband Corp., Class A(a)	7,204	708,802
Liberty Broadband Corp., Class C, NVS(a)	38,116	3,762,430
Liberty Global PLC, Class A(a)	51,844	1,400,307
Liberty Global PLC, Class C, NVS(a)	150,505	3,935,706
Liberty Latin America Ltd., Class A(a)(b)	14,049	294,046
Liberty Latin America Ltd., Class C, NVS(a)(b)	32,958	686,845
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	26,097	1,042,314
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	43,207	1,735,193
Meredith Corp.	10,992	648,528
New York Times Co. (The), Class A(b)	37,114	1,230,329
News Corp., Class A, NVS	99,739	1,238,758
News Corp., Class B	43,749	546,425
Nexstar Media Group Inc., Class A	12,748	1,492,153
Omnicom Group Inc.	80,147	6,414,164
Sinclair Broadcast Group Inc., Class A	19,421	889,288
Sirius XM Holdings Inc.	615,305	3,574,922
TEGNA Inc.	57,525	915,798
Tribune Media Co., Class A	20,951	967,936

		119,352,057

Multiline Retail — 3.7%
Big Lots Inc.(b)	11,747	436,519
Dillard’s Inc., Class A	5,281	361,484
Dollar General Corp.	72,672	9,163,213
Dollar Tree Inc.(a)	61,773	6,874,099
Kohl’s Corp.	41,434	2,945,957
Macy’s Inc.	77,718	1,829,482
Nordstrom Inc.	29,349	1,203,896
Ollie’s Bargain Outlet Holdings Inc.(a)	13,484	1,289,610
Target Corp.	136,145	10,540,346

		34,644,606

Professional Services — 0.6%
IHS Markit Ltd.(a)	90,249	5,167,658

Road & Rail — 0.1%
AMERCO	2,057	767,610
Avis Budget Group Inc.(a)	14,265	507,121

		1,274,731

Specialty Retail — 16.3%
Aaron’s Inc.(b)	17,754	988,720
Advance Auto Parts Inc.	18,006	2,994,758
American Eagle Outfitters Inc.	44,301	1,053,478
AutoNation Inc.(a)(b)	16,150	677,170
AutoZone Inc.(a)	7,392	7,601,268
Bed Bath & Beyond Inc.	38,126	637,085

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co. Inc.	58,323	$4,339,814
Burlington Stores Inc.(a)(b)	17,681	2,986,498
CarMax Inc.(a)(b)	42,817	3,333,732
Dick’s Sporting Goods Inc.	20,000	740,000
Five Below Inc.(a)(b)	14,241	2,084,740
Floor & Decor Holdings Inc., Class A(a)(b)	13,979	671,272
Foot Locker Inc.	28,792	1,647,190
Gap Inc. (The)	54,947	1,433,018
Home Depot Inc. (The)	209,587	42,692,872
L Brands Inc.	58,460	1,498,914
Lithia Motors Inc., Class A	6,265	711,203
Lowe’s Companies Inc.	207,000	23,419,980
Michaels Companies Inc. (The)(a)	27,362	307,549
Murphy USA Inc.(a)	8,205	701,281
National Vision Holdings Inc.(a)	17,678	477,306
O’Reilly Automotive Inc.(a)	21,246	8,043,098
Penske Automotive Group Inc.	10,624	487,854
Ross Stores Inc.	104,209	10,177,051
Sally Beauty Holdings Inc.(a)	33,429	591,693
Signet Jewelers Ltd.	12,740	295,313
Tiffany & Co.	27,123	2,924,402
TJX Companies Inc. (The)	337,629	18,529,080
Tractor Supply Co.	30,453	3,151,885
Ulta Salon Cosmetics & Fragrance Inc.(a)	14,139	4,934,228
Urban Outfitters Inc.(a)	20,806	618,562
Williams-Sonoma Inc.	20,627	1,179,246

		151,930,260

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply Inc.(a)	16,556	623,499

Total Common Stocks — 99.9% (Cost: $792,098,884)		933,225,198

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	29,031,428	29,043,041
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	1,029,637	1,029,637

		30,072,678

Total Short-Term Investments — 3.2% (Cost: $30,071,196)		30,072,678

Total Investments in Securities — 103.1% (Cost: $822,170,080)		963,297,876

Other Assets, Less Liabilities — (3.1)%		(29,178,239)

Net Assets — 100.0%		$934,119,637

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Consumer Services ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	15,166,393	13,865,035	29,031,428	$29,043,041	$91,608	(b)	$6,875		$439
BlackRock Cash Funds: Treasury, SL Agency Shares	593,674	435,963	1,029,637	1,029,637	22,962		—		—

				$30,072,678	$114,570		$6,875		$439

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$933,225,198	$—	$—	$933,225,198
Money Market Funds	30,072,678	—	—	30,072,678

	$963,297,876	$—	$—	$963,297,876

See notes to financial statements.

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 50.6%
Associated Banc-Corp.	76,401	$1,733,539
BancorpSouth Bank	42,160	1,285,037
Bank of America Corp.	4,162,948	127,302,950
Bank of Hawaii Corp.	19,119	1,575,023
Bank OZK	55,766	1,820,760
BankUnited Inc.	46,067	1,685,131
BB&T Corp.	353,911	18,120,243
BOK Financial Corp.	14,768	1,286,884
Cathay General Bancorp	35,376	1,301,483
Chemical Financial Corp.	33,230	1,459,794
CIT Group Inc.	46,578	2,481,210
Citigroup Inc.	1,089,798	77,048,719
Citizens Financial Group Inc.	213,490	7,728,338
Comerica Inc.	73,593	5,783,674
Commerce Bancshares Inc.	45,661	2,759,294
Cullen/Frost Bankers Inc.	29,158	2,965,077
East West Bancorp. Inc.	67,096	3,454,102
Fifth Third Bancorp	357,417	10,300,758
First Citizens BancShares Inc./NC, Class A	4,059	1,819,447
First Financial Bankshares Inc.	32,505	1,999,708
First Hawaiian Inc.	41,609	1,150,489
First Horizon National Corp.	147,049	2,218,969
First Republic Bank/CA	76,409	8,070,319
FNB Corp.	149,696	1,815,812
Fulton Financial Corp.	78,956	1,361,991
Glacier Bancorp. Inc.	40,410	1,721,062
Hancock Whitney Corp.	39,828	1,742,077
Home BancShares Inc./AR	72,133	1,384,232
Huntington Bancshares Inc./OH	485,562	6,759,023
IBERIABANK Corp.	25,637	2,038,142
International Bancshares Corp.	25,262	1,047,615
Investors Bancorp. Inc.	109,254	1,283,735
JPMorgan Chase & Co.	1,517,426	176,097,287
KeyCorp	467,750	8,209,013
M&T Bank Corp.	64,201	10,918,664
PacWest Bancorp	55,809	2,207,246
People’s United Financial Inc.	182,225	3,150,670
Pinnacle Financial Partners Inc.	33,648	1,953,939
PNC Financial Services Group Inc. (The)	210,223	28,785,835
Popular Inc.	46,210	2,666,779
Prosperity Bancshares Inc.	30,660	2,257,802
Regions Financial Corp.	471,969	7,329,679
Signature Bank/New York NY	25,500	3,367,785
Sterling Bancorp./DE	98,846	2,117,281
SunTrust Banks Inc.	205,424	13,451,164
SVB Financial Group(a)	24,365	6,133,158
Synovus Financial Corp.	73,612	2,713,338
TCF Financial Corp.	75,706	1,675,374
Texas Capital Bancshares Inc.(a)	23,350	1,511,446
Trustmark Corp.	30,044	1,080,382
U.S. Bancorp	697,290	37,179,503
UMB Financial Corp.	20,434	1,427,519
Umpqua Holdings Corp.	101,662	1,764,852
United Bankshares Inc./WV	47,085	1,847,615
Valley National Bancorp	154,365	1,617,745
Webster Financial Corp.	42,657	2,266,366
Wells Fargo & Co.	1,897,559	91,860,831
Western Alliance Bancorp.(a)	44,580	2,130,032

Security	Shares	Value

Banks (continued)
Wintrust Financial Corp.	26,263	$2,001,241
Zions Bancorp. N.A.	86,170	4,250,766

		726,477,949

Capital Markets — 24.4%
Affiliated Managers Group Inc.	24,093	2,672,396
Ameriprise Financial Inc.	62,815	9,219,358
Bank of New York Mellon Corp. (The)	407,114	20,217,281
BGC Partners Inc., Class A	124,192	670,637
BlackRock Inc.(b)	56,393	27,364,139
Cboe Global Markets Inc.	51,935	5,277,115
Charles Schwab Corp. (The)	549,772	25,168,562
CME Group Inc.	165,808	29,663,051
E*TRADE Financial Corp.	114,012	5,775,848
Eaton Vance Corp., NVS	53,277	2,214,725
Evercore Inc., Class A	19,055	1,856,529
FactSet Research Systems Inc.	17,610	4,858,071
Federated Investors Inc., Class B	44,509	1,367,762
Franklin Resources Inc.	136,786	4,731,428
Goldman Sachs Group Inc. (The)	158,726	32,684,858
Interactive Brokers Group Inc., Class A	34,653	1,879,579
Intercontinental Exchange Inc.	263,467	21,433,040
Invesco Ltd.	183,790	4,037,866
Janus Henderson Group PLC	76,487	1,917,529
Lazard Ltd., Class A	59,953	2,330,973
Legg Mason Inc.	39,769	1,330,273
LPL Financial Holdings Inc.	39,362	2,916,331
MarketAxess Holdings Inc.	17,440	4,854,075
Moody’s Corp.	77,010	15,141,706
Morgan Stanley	601,864	29,039,938
Morningstar Inc.	8,536	1,224,489
MSCI Inc.	39,093	8,810,780
Nasdaq Inc.	53,597	4,941,643
Northern Trust Corp.	101,241	9,977,300
Raymond James Financial Inc.	58,758	5,380,470
S&P Global Inc.	115,212	25,422,680
SEI Investments Co.	59,748	3,253,279
State Street Corp.	175,487	11,873,450
Stifel Financial Corp.	33,410	1,993,575
T Rowe Price Group Inc.	109,495	11,770,712
TD Ameritrade Holding Corp.	124,670	6,555,149

		349,826,597

Consumer Finance — 6.9%
Ally Financial Inc.	186,382	5,537,409
American Express Co.	320,500	37,572,215
Capital One Financial Corp.	216,836	20,128,886
Credit Acceptance Corp.(a)	5,615	2,786,275
Discover Financial Services	152,189	12,401,882
FirstCash Inc.	20,240	1,977,043
Green Dot Corp., Class A(a)	22,129	1,411,166
Navient Corp.	101,132	1,366,293
OneMain Holdings Inc.	34,766	1,181,001
PRA Group Inc.(a)	21,157	594,935
Santander Consumer USA Holdings Inc.	53,456	1,141,286
SLM Corp.	201,759	2,049,872
Synchrony Financial	302,699	10,494,574

		98,642,837

Diversified Financial Services — 0.2%
AXA Equitable Holdings Inc.	115,827	2,628,115

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 0.3%
Fidelity National Financial Inc.	127,440	$5,091,228

IT Services — 16.7%
Mastercard Inc., Class A	418,337	106,357,999
Visa Inc., Class A	811,108	133,370,488

		239,728,487

Thrifts & Mortgage Finance — 0.8%
Capitol Federal Financial Inc.	65,707	906,757
Essent Group Ltd.(a)	45,395	2,153,993
MGIC Investment Corp.(a)	164,164	2,403,361
New York Community Bancorp. Inc.	216,059	2,512,766
Radian Group Inc.	99,186	2,322,936
TFS Financial Corp.	24,782	412,372
Washington Federal Inc.	37,323	1,236,884

		11,949,069

Total Common Stocks — 99.9% (Cost: $1,302,937,920)		1,434,344,282

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(b)(c)	702,900	$702,900

Total Short-Term Investments — 0.1% (Cost: $702,900)		702,900

Total Investments in Securities — 100.0% (Cost: $1,303,640,820)		1,435,047,182

Other Assets, Less Liabilities — 0.0%		475,485

Net Assets — 100.0%		$1,435,522,667

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased	Shares Sold		Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,169,217	—	(4,169,217	)(b)	—	$—	$30,300	(c)	$6,098		$(246)
BlackRock Cash Funds: Treasury, SL Agency Shares	790,407	—	(87,507	)(b)	702,900	702,900	35,700		—		—
BlackRock Inc.	66,052	23,188	(32,847)		56,393	27,364,139	843,849		2,157,006		(5,423,052)
PNC Financial Services Group Inc. (The)(d)	251,710	85,341	(126,828)		210,223	N/A	901,269		2,766,880		(6,442,455)

						$28,067,039	$1,811,118		$4,929,984		$(11,865,753)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,434,344,282	$—	$—	$1,434,344,282
Money Market Funds	702,900	—	—	702,900

	$1,435,047,182	$—	$—	$1,435,047,182

See notes to financial statements.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 28.9%
Associated Banc-Corp.	51,384	$1,165,903
BancorpSouth Bank	28,266	861,548
Bank of America Corp.	2,596,154	79,390,389
Bank of Hawaii Corp.	13,001	1,071,022
Bank OZK	37,930	1,238,414
BankUnited Inc.	31,163	1,139,943
BB&T Corp.	247,075	12,650,240
BOK Financial Corp.	10,082	878,545
Cathay General Bancorp	23,830	876,706
Chemical Financial Corp.	22,436	985,613
CIT Group Inc.	33,800	1,800,526
Citigroup Inc.	743,849	52,590,124
Citizens Financial Group Inc.	155,343	5,623,417
Comerica Inc.	51,142	4,019,250
Commerce Bancshares Inc.	31,914	1,928,563
Cullen/Frost Bankers Inc.	20,685	2,103,458
East West Bancorp. Inc.	47,983	2,470,165
Fifth Third Bancorp	251,529	7,249,066
First Citizens BancShares Inc./NC, Class A	2,808	1,258,686
First Financial Bankshares Inc.	21,220	1,305,454
First Hawaiian Inc.	28,515	788,440
First Horizon National Corp.	99,599	1,502,949
First Republic Bank/CA(a)	52,590	5,554,556
FNB Corp.	101,041	1,225,627
Fulton Financial Corp.	53,393	921,029
Glacier Bancorp. Inc.	27,923	1,189,241
Hancock Whitney Corp.	26,946	1,178,618
Home BancShares Inc./AR	48,560	931,866
Huntington Bancshares Inc./OH	346,764	4,826,955
IBERIABANK Corp.	17,319	1,376,860
International Bancshares Corp.	16,980	704,161
Investors Bancorp. Inc.	74,131	871,039
JPMorgan Chase & Co.	1,030,251	119,560,629
KeyCorp	328,580	5,766,579
M&T Bank Corp.	45,630	7,760,294
PacWest Bancorp	37,743	1,492,736
People’s United Financial Inc.	125,450	2,169,030
Pinnacle Financial Partners Inc.	22,737	1,320,338
PNC Financial Services Group Inc. (The)	142,121	19,460,628
Popular Inc.	33,136	1,912,279
Prosperity Bancshares Inc.	20,671	1,522,212
Regions Financial Corp.	339,598	5,273,957
Signature Bank/New York NY	17,204	2,272,132
Sterling Bancorp./DE	66,853	1,431,991
SunTrust Banks Inc.	142,437	9,326,775
SVB Financial Group(b)	16,746	4,215,303
Synovus Financial Corp.	49,628	1,829,288
TCF Financial Corp.	51,097	1,130,777
Texas Capital Bancshares Inc.(b)	15,756	1,019,886
Trustmark Corp.	20,574	739,841
U.S. Bancorp	481,209	25,658,064
UMB Financial Corp.	13,919	972,381
Umpqua Holdings Corp.	68,632	1,191,451
United Bankshares Inc./WV	32,066	1,258,270
Valley National Bancorp	103,908	1,088,956
Webster Financial Corp.	29,012	1,541,408
Wells Fargo & Co.	1,292,273	62,558,936
Western Alliance Bancorp.(a)(b)	30,342	1,449,741

Security	Shares	Value

Banks (continued)
Wintrust Financial Corp.	17,803	$1,356,589
Zions Bancorp. N.A.	63,068	3,111,144

		490,069,988

Capital Markets — 14.0%
Affiliated Managers Group Inc.	16,277	1,805,445
Ameriprise Financial Inc.	42,690	6,265,611
Bank of New York Mellon Corp. (The)	276,124	13,712,318
BGC Partners Inc., Class A	84,614	456,916
BlackRock Inc.(c)	38,120	18,497,349
Cboe Global Markets Inc.	35,110	3,567,527
Charles Schwab Corp. (The)	372,067	17,033,227
CME Group Inc.	112,180	20,069,002
E*TRADE Financial Corp.	77,073	3,904,518
Eaton Vance Corp., NVS	35,910	1,492,779
Evercore Inc., Class A	12,887	1,255,580
FactSet Research Systems Inc.	11,896	3,281,750
Federated Investors Inc., Class B	30,113	925,373
Franklin Resources Inc.	92,703	3,206,597
Goldman Sachs Group Inc. (The)	107,457	22,127,545
Interactive Brokers Group Inc., Class A	23,396	1,268,999
Intercontinental Exchange Inc.	178,404	14,513,165
Invesco Ltd.	124,024	2,724,807
Janus Henderson Group PLC	51,895	1,301,008
Lazard Ltd., Class A	40,455	1,572,890
Legg Mason Inc.	26,490	886,091
LPL Financial Holdings Inc.	26,526	1,965,311
MarketAxess Holdings Inc.	11,774	3,277,057
Moody’s Corp.	52,012	10,226,599
Morgan Stanley	408,601	19,714,998
Morningstar Inc.	5,789	830,432
MSCI Inc.	26,392	5,948,229
Nasdaq Inc.	36,204	3,338,009
Northern Trust Corp.	68,356	6,736,484
Raymond James Financial Inc.	39,700	3,635,329
S&P Global Inc.	77,806	17,168,672
SEI Investments Co.	40,407	2,200,161
State Street Corp.	118,492	8,017,169
Stifel Financial Corp.	22,427	1,338,219
T Rowe Price Group Inc.	73,937	7,948,228
TD Ameritrade Holding Corp.	84,303	4,432,652

		236,646,046

Consumer Finance — 4.0%
Ally Financial Inc.	126,005	3,743,608
American Express Co.	217,735	25,525,074
Capital One Financial Corp.	147,184	13,663,091
Credit Acceptance Corp.(a)(b)	3,803	1,887,125
Discover Financial Services	102,772	8,374,890
FirstCash Inc.	13,651	1,333,430
Green Dot Corp., Class A(b)	15,029	958,399
Navient Corp.	68,415	924,287
OneMain Holdings Inc.	23,615	802,201
PRA Group Inc.(a)(b)	13,974	392,949
Santander Consumer USA Holdings Inc.	35,767	763,625
SLM Corp.	137,323	1,395,202
Synchrony Financial	204,377	7,085,751

		66,849,632

Diversified Financial Services — 8.1%
AXA Equitable Holdings Inc.	78,553	1,782,368
Berkshire Hathaway Inc., Class B(b)	610,369	132,273,066

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Voya Financial Inc.	47,161	$2,588,667

		136,644,101

Equity Real Estate Investment Trusts (REITs) — 19.1%
Acadia Realty Trust	25,797	728,507
Alexandria Real Estate Equities Inc.	35,283	5,023,946
American Campus Communities Inc.	42,911	2,025,399
American Homes 4 Rent, Class A	80,971	1,941,685
American Tower Corp.	138,712	27,090,454
Apartment Investment & Management Co., Class A	47,226	2,331,075
Apple Hospitality REIT Inc.	66,939	1,101,147
AvalonBay Communities Inc.	43,351	8,710,516
Boston Properties Inc.	48,348	6,653,652
Brandywine Realty Trust	55,274	850,667
Brixmor Property Group Inc.	93,300	1,668,204
Camden Property Trust	30,232	3,042,851
Colony Capital Inc.	154,265	792,922
Columbia Property Trust Inc.	36,445	827,666
CoreCivic Inc.	37,525	780,895
CoreSite Realty Corp.	11,507	1,258,981
Corporate Office Properties Trust	34,667	966,516
Cousins Properties Inc.	138,879	1,329,072
Crown Castle International Corp.	130,382	16,399,448
CubeSmart	58,302	1,860,417
CyrusOne Inc.	34,027	1,894,964
DiamondRock Hospitality Co.	63,035	684,560
Digital Realty Trust Inc.	65,034	7,655,152
Douglas Emmett Inc.	50,434	2,077,376
Duke Realty Corp.	112,411	3,498,230
EastGroup Properties Inc.	11,460	1,310,222
EPR Properties	23,540	1,856,364
Equinix Inc.	26,073	11,855,393
Equity Commonwealth	37,835	1,203,153
Equity LifeStyle Properties Inc.	28,115	3,281,020
Equity Residential	115,783	8,848,137
Essex Property Trust Inc.	20,570	5,811,025
Extra Space Storage Inc.	39,842	4,131,217
Federal Realty Investment Trust	23,270	3,114,690
First Industrial Realty Trust Inc.	39,827	1,404,698
Gaming and Leisure Properties Inc.	62,998	2,543,859
GEO Group Inc. (The)	37,674	754,233
HCP Inc.	149,517	4,452,616
Healthcare Realty Trust Inc.	39,406	1,216,857
Healthcare Trust of America Inc., Class A	64,474	1,778,193
Highwoods Properties Inc.	32,240	1,437,259
Hospitality Properties Trust	51,248	1,332,448
Host Hotels & Resorts Inc.	231,747	4,458,812
Hudson Pacific Properties Inc.	48,283	1,683,145
Invitation Homes Inc.	105,852	2,631,481
Iron Mountain Inc.	89,568	2,909,169
JBG SMITH Properties	34,691	1,476,102
Kilroy Realty Corp.	31,532	2,425,126
Kimco Realty Corp.	131,676	2,289,846
Lamar Advertising Co., Class A	26,608	2,199,683
Lexington Realty Trust	65,512	594,194
Liberty Property Trust	46,215	2,294,113
Life Storage Inc.	14,666	1,397,523
Macerich Co. (The)	33,280	1,335,859
Mack-Cali Realty Corp.	27,883	649,116
Medical Properties Trust Inc.	118,941	2,076,710
Mid-America Apartment Communities Inc.	35,636	3,898,935

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Health Investors Inc.	13,435	$1,013,402
National Retail Properties Inc.	50,501	2,657,363
Omega Healthcare Investors Inc.	63,762	2,256,537
Outfront Media Inc.	43,807	1,043,921
Paramount Group Inc.	62,454	904,958
Park Hotels & Resorts Inc.	62,752	2,013,084
Pebblebrook Hotel Trust	41,026	1,335,807
Physicians Realty Trust	57,197	1,032,978
Piedmont Office Realty Trust Inc., Class A	39,701	826,575
PotlatchDeltic Corp.	21,297	823,342
Prologis Inc.	197,784	15,164,099
Public Storage	46,954	10,385,286
Rayonier Inc.	40,513	1,287,908
Realty Income Corp.	95,085	6,656,901
Regency Centers Corp.	52,419	3,520,984
Retail Properties of America Inc., Class A	66,524	817,580
RLJ Lodging Trust	55,004	1,012,624
Ryman Hospitality Properties Inc.	16,069	1,279,092
Sabra Health Care REIT Inc.	55,994	1,095,243
SBA Communications Corp.(b)	35,235	7,178,427
Senior Housing Properties Trust	74,631	599,287
Simon Property Group Inc.	96,703	16,797,311
SITE Centers Corp.	45,461	601,904
SL Green Realty Corp.	26,131	2,308,413
Spirit Realty Capital Inc.	26,903	1,088,495
STORE Capital Corp.	61,510	2,049,513
Sun Communities Inc.	27,030	3,326,852
Sunstone Hotel Investors Inc.	71,630	1,031,472
Tanger Factory Outlet Centers Inc.	28,963	523,072
Taubman Centers Inc.	19,178	945,475
UDR Inc.	86,245	3,876,713
Uniti Group Inc.	56,426	620,122
Urban Edge Properties	36,085	670,098
Ventas Inc.	111,480	6,812,543
VEREIT Inc.	302,282	2,496,849
VICI Properties Inc.	112,582	2,566,870
Vornado Realty Trust	54,255	3,751,191
Washington REIT	25,833	729,524
Weingarten Realty Investors	37,406	1,082,530
Welltower Inc.	120,921	9,012,242
Weyerhaeuser Co.	233,620	6,261,016
WP Carey Inc.	50,415	3,998,918
Xenia Hotels & Resorts Inc.	35,052	758,876

		324,060,897

Insurance — 13.9%
Aflac Inc.	236,284	11,903,988
Alleghany Corp.(b)	4,517	2,967,127
Allstate Corp. (The)	104,128	10,314,920
American Financial Group Inc./OH	23,309	2,413,181
American International Group Inc.	272,877	12,980,759
Aon PLC	75,115	13,531,216
Arch Capital Group Ltd.(b)	125,956	4,254,794
Arthur J Gallagher & Co.	57,606	4,817,014
Assurant Inc.	19,295	1,833,025
Assured Guaranty Ltd.	33,133	1,580,444
Athene Holding Ltd., Class A(b)	39,569	1,786,936
Axis Capital Holdings Ltd.	26,039	1,480,317
Brighthouse Financial Inc.(b)	38,444	1,606,575
Brown & Brown Inc.	72,656	2,306,828
Chubb Ltd.	143,858	20,888,181

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Cincinnati Financial Corp.	47,430	$4,561,817
CNA Financial Corp.	8,336	386,207
CNO Financial Group Inc.	50,520	836,106
Enstar Group Ltd.(b)	4,731	838,617
Erie Indemnity Co., Class A, NVS	6,257	1,184,575
Everest Re Group Ltd.	12,722	2,996,031
Fidelity National Financial Inc.	87,407	3,491,910
First American Financial Corp.	36,827	2,101,349
Genworth Financial Inc., Class A(b)	157,656	597,516
Hanover Insurance Group Inc. (The)	12,766	1,539,707
Hartford Financial Services Group Inc. (The)	112,503	5,885,032
Kemper Corp.	20,110	1,807,487
Lincoln National Corp.	63,926	4,265,143
Loews Corp.	85,724	4,396,784
Markel Corp.(b)	4,350	4,661,068
Marsh & McLennan Companies Inc.	158,432	14,938,553
Mercury General Corp.	8,343	448,686
MetLife Inc.	305,792	14,106,185
Old Republic International Corp.	88,987	1,989,749
Primerica Inc.	13,309	1,734,030
Principal Financial Group Inc.	81,006	4,630,303
ProAssurance Corp.	17,907	672,050
Progressive Corp. (The)	183,402	14,332,866
Prudential Financial Inc.	129,364	13,675,068
Reinsurance Group of America Inc.	20,751	3,143,984
RenaissanceRe Holdings Ltd.	13,158	2,044,227
RLI Corp.	12,310	1,001,172
Torchmark Corp.	31,702	2,778,997
Travelers Companies Inc. (The)	82,441	11,850,894
Unum Group	67,161	2,479,584
White Mountains Insurance Group Ltd.(a)	990	929,650
Willis Towers Watson PLC	40,408	7,448,811
WR Berkley Corp.	47,766	2,928,056

		235,347,519

IT Services — 9.6%
Mastercard Inc., Class A	284,124	72,235,686
Visa Inc., Class A	547,731	90,063,408

		162,299,094

Mortgage Real Estate Investment — 1.0%
AGNC Investment Corp.	167,716	2,983,668
Annaly Capital Management Inc.	438,152	4,420,954
Blackstone Mortgage Trust Inc., Class A	38,906	1,384,664
Chimera Investment Corp.	58,568	1,122,749
Invesco Mortgage Capital Inc.	40,159	655,395
MFA Financial Inc.	140,073	1,051,948
New Residential Investment Corp.	127,714	2,146,872
Starwood Property Trust Inc.	86,216	1,987,279

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Two Harbors Investment Corp.	84,497	$1,171,128

		16,924,657

Professional Services — 0.3%
CoStar Group Inc.(b)	11,407	5,660,724

Real Estate Management & Development — 0.5%
CBRE Group Inc., Class A(b)	98,171	5,111,764
Howard Hughes Corp. (The)(a)(b)	12,238	1,358,418
Jones Lang LaSalle Inc.	14,253	2,203,086
Realogy Holdings Corp.	35,663	464,333

		9,137,601

Thrifts & Mortgage Finance — 0.5%
Capitol Federal Financial Inc.	43,743	603,653
Essent Group Ltd.(a)(b)	30,734	1,458,328
MGIC Investment Corp.(b)	114,743	1,679,837
New York Community Bancorp. Inc.	146,912	1,708,587
Radian Group Inc.	70,454	1,650,033
TFS Financial Corp.	16,398	272,863
Washington Federal Inc.	25,385	841,259

		8,214,560

Total Common Stocks — 99.9% (Cost: $1,599,943,141)		1,691,854,819

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	8,045,094	8,048,312
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	2,371,302	2,371,302

		10,419,614

Total Short-Term Investments — 0.6% (Cost: $10,417,439)		10,419,614

Total Investments in Securities — 100.5% (Cost: $1,610,360,580)		1,702,274,433

Other Assets, Less Liabilities — (0.5)%		(8,538,520)

Net Assets — 100.0%		$1,693,735,913

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Financials ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased	Shares Sold		Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	15,648,781	—	(7,603,687	)(b)	8,045,094	$8,048,312	$55,075	(c)	$4,569		$611
BlackRock Cash Funds: Treasury, SL Agency Shares	3,177,697	—	(806,395	)(b)	2,371,302	2,371,302	42,149		—		—
BlackRock Inc.	54,820	12,860	(29,560)		38,120	18,497,349	560,815		2,269,248		(4,085,729)
PNC Financial Services Group Inc. (The)(d)	208,888	46,990	(113,757)		142,121	N/A	622,811		2,238,475		(3,677,254)

						$28,916,963	$1,280,850		$4,512,292		$(7,762,372)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,691,854,819	$—	$—	$1,691,854,819
Money Market Funds	10,419,614	—	—	10,419,614

	$1,702,274,433	$—	$—	$1,702,274,433

See notes to financial statements.

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 19.1%
Arconic Inc.	112,455	$2,415,533
Axon Enterprise Inc.(a)(b)	15,394	977,519
Boeing Co. (The)	137,186	51,813,780
BWX Technologies Inc.	25,656	1,311,022
Curtiss-Wright Corp.	11,117	1,266,671
General Dynamics Corp.	70,740	12,642,653
Harris Corp.	30,798	5,189,463
HEICO Corp.	10,749	1,134,342
HEICO Corp., Class A	18,633	1,666,349
Hexcel Corp.	22,094	1,562,267
Huntington Ingalls Industries Inc.	10,821	2,408,538
L3 Technologies Inc.	20,711	4,527,010
Lockheed Martin Corp.	64,183	21,394,119
Maxar Technologies Ltd.	15,440	76,119
Moog Inc., Class A	8,490	795,004
Northrop Grumman Corp.	44,317	12,847,942
Raytheon Co.	73,689	13,086,430
Spirit AeroSystems Holdings Inc., Class A	27,478	2,387,838
Teledyne Technologies Inc.(a)	9,434	2,344,443
Textron Inc.	61,321	3,250,013
TransDigm Group Inc.(a)	12,706	6,130,899
United Technologies Corp.	211,637	30,181,553

		179,409,507

Air Freight & Logistics — 4.2%
CH Robinson Worldwide Inc.	35,764	2,896,884
Expeditors International of Washington Inc.	44,849	3,561,908
FedEx Corp.	62,703	11,879,711
United Parcel Service Inc., Class B	181,715	19,301,767
XPO Logistics Inc.(a)	28,541	1,943,071

		39,583,341

Building Products — 2.7%
Allegion PLC	24,612	2,442,249
AO Smith Corp.	36,947	1,942,304
Armstrong World Industries Inc.	12,970	1,124,110
Fortune Brands Home & Security Inc.	36,708	1,937,448
Johnson Controls International PLC	238,299	8,936,212
Lennox International Inc.	9,363	2,541,586
Masco Corp.	76,732	2,997,152
Owens Corning	28,654	1,469,091
Resideo Technologies Inc.(a)	32,253	732,143
Trex Co. Inc.(a)	15,401	1,066,827

		25,189,122

Chemicals — 1.0%
Sherwin-Williams Co. (The)	21,303	9,689,244

Commercial Services & Supplies — 2.9%
ADT Inc.	30,784	202,867
Brink’s Co. (The)	12,990	1,038,291
Cintas Corp.	22,109	4,800,748
Clean Harbors Inc.(a)	13,300	1,010,800
Covanta Holding Corp.	30,520	551,496
Deluxe Corp.	11,429	511,105
Healthcare Services Group Inc.	19,310	653,643
MSA Safety Inc.	9,175	1,008,424
Republic Services Inc.	56,265	4,659,867
Stericycle Inc.(a)	22,295	1,301,805
Tetra Tech Inc.	14,333	927,632

Security	Shares	Value

Commercial Services & Supplies (continued)
Waste Management Inc.	101,793	$10,926,461

		27,593,139

Construction & Engineering — 1.1%
AECOM(a)	40,834	1,384,273
Arcosa Inc.	12,814	398,900
Dycom Industries Inc.(a)	8,227	407,977
EMCOR Group Inc.	14,650	1,232,651
Fluor Corp.	36,478	1,449,271
Jacobs Engineering Group Inc.	30,536	2,379,976
MasTec Inc.(a)	16,114	816,174
Quanta Services Inc.	36,982	1,501,469
Valmont Industries Inc.	5,729	772,498

		10,343,189

Construction Materials — 1.0%
Eagle Materials Inc.(b)	11,958	1,087,102
Martin Marietta Materials Inc.	16,312	3,619,633
Summit Materials Inc., Class A(a)	29,289	513,143
Vulcan Materials Co.	34,427	4,341,589

		9,561,467

Containers & Packaging — 3.3%
AptarGroup Inc.	16,382	1,822,334
Avery Dennison Corp.	21,882	2,421,243
Ball Corp.	87,292	5,232,282
Bemis Co. Inc.	23,855	1,369,754
Berry Global Group Inc.(a)	33,945	1,995,966
Crown Holdings Inc.(a)	35,211	2,046,815
Graphic Packaging Holding Co.	77,768	1,079,420
International Paper Co.	104,497	4,891,505
Owens-Illinois Inc.	40,198	794,312
Packaging Corp. of America	24,622	2,441,518
Sealed Air Corp.	40,529	1,889,462
Silgan Holdings Inc.	20,152	603,351
Sonoco Products Co.	25,993	1,639,119
Westrock Co.	66,539	2,553,767

		30,780,848

Electrical Equipment — 4.3%
Acuity Brands Inc.	10,375	1,518,174
AMETEK Inc.	59,302	5,228,657
Eaton Corp. PLC	110,597	9,159,644
Emerson Electric Co.	160,470	11,391,765
EnerSys	11,264	779,356
Generac Holdings Inc.(a)	16,239	892,983
GrafTech International Ltd.	15,524	177,750
Hubbell Inc.	14,213	1,813,579
nVent Electric PLC	41,933	1,172,027
Regal Beloit Corp.	11,130	946,940
Rockwell Automation Inc.	31,212	5,640,321
Sensata Technologies Holding PLC(a)	42,762	2,135,534

		40,856,730

Electronic Equipment, Instruments & Components — 5.3%
Amphenol Corp., Class A	77,827	7,748,456
Anixter International Inc.(a)	7,535	473,725
Arrow Electronics Inc.(a)	22,105	1,868,094
Avnet Inc.	28,371	1,379,114
Belden Inc.	10,309	572,665
Cognex Corp.	44,511	2,244,690
Coherent Inc.(a)(b)	6,369	942,676
Corning Inc.	205,415	6,542,468
Dolby Laboratories Inc., Class A	16,848	1,089,897

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
FLIR Systems Inc.	35,264	$1,866,876
IPG Photonics Corp.(a)(b)	9,234	1,613,457
Itron Inc.(a)	8,732	468,559
Jabil Inc.	36,683	1,108,193
Keysight Technologies Inc.(a)	49,021	4,266,298
Littelfuse Inc.	6,437	1,294,159
National Instruments Corp.	29,412	1,385,305
TE Connectivity Ltd.	88,471	8,462,251
Trimble Inc.(a)	65,534	2,675,098
Vishay Intertechnology Inc.	34,598	685,386
Zebra Technologies Corp., Class A(a)	14,077	2,972,218

		49,659,585

Industrial Conglomerates — 10.2%
3M Co.	150,335	28,489,986
Carlisle Companies Inc.	14,915	2,109,279
General Electric Co.	2,272,800	23,114,376
Honeywell International Inc.	190,356	33,051,512
Roper Technologies Inc.	27,051	9,730,245

		96,495,398

IT Services — 17.8%
Accenture PLC, Class A	166,431	30,401,951
Alliance Data Systems Corp.	11,874	1,901,027
Automatic Data Processing Inc.	113,738	18,697,390
Black Knight Inc.(a)	36,971	2,085,904
Broadridge Financial Solutions Inc.	30,224	3,570,361
Conduent Inc.(a)(b)	47,726	612,325
CoreLogic Inc.(a)	20,992	852,485
Euronet Worldwide Inc.(a)(b)	13,428	2,012,723
Fidelity National Information Services Inc.	84,311	9,774,174
First Data Corp., Class A(a)	148,307	3,835,219
Fiserv Inc.(a)	102,239	8,919,330
FleetCor Technologies Inc.(a)	22,417	5,849,716
Genpact Ltd.	39,390	1,429,857
Global Payments Inc.	41,148	6,010,488
Jack Henry & Associates Inc.	20,109	2,997,448
MAXIMUS Inc.	16,593	1,222,075
Paychex Inc.	83,440	7,034,827
PayPal Holdings Inc.(a)	306,312	34,542,804
Sabre Corp.	71,644	1,487,330
Square Inc., Class A(a)	80,354	5,851,378
Total System Services Inc.	42,501	4,345,302
Western Union Co. (The)	113,573	2,207,859
WEX Inc.(a)	11,228	2,361,248
Worldpay Inc., Class A(a)	78,811	9,237,437

		167,240,658

Life Sciences Tools & Services — 0.3%
PerkinElmer Inc.	28,870	2,766,901

Machinery — 13.5%
Actuant Corp., Class A	16,064	410,917
AGCO Corp.	16,816	1,190,236
Allison Transmission Holdings Inc.	31,016	1,453,410
Barnes Group Inc.	12,377	688,409
Caterpillar Inc.	150,268	20,950,365
Colfax Corp.(a)	24,694	745,018
Crane Co.	13,296	1,130,825
Cummins Inc.	37,793	6,284,598
Deere & Co.	83,155	13,772,963
Donaldson Co. Inc.	33,285	1,782,079

Security	Shares	Value

Machinery (continued)
Dover Corp.	37,862	$3,711,990
Flowserve Corp.	34,075	1,670,697
Fortive Corp.	76,884	6,638,165
Gardner Denver Holdings Inc.(a)	33,002	1,113,817
Gates Industrial Corp. PLC(a)	11,793	189,631
Graco Inc.	43,068	2,207,235
Hillenbrand Inc.	16,365	704,022
IDEX Corp.	19,748	3,093,722
Illinois Tool Works Inc.	78,812	12,265,512
Ingersoll-Rand PLC	63,228	7,752,385
ITT Inc.	22,718	1,375,575
Kennametal Inc.	21,518	875,783
Lincoln Electric Holdings Inc.	16,476	1,437,860
Middleby Corp. (The)(a)(b)	14,543	1,921,567
Mueller Industries Inc.	14,700	428,799
Navistar International Corp.(a)	17,124	584,613
Nordson Corp.	13,443	1,962,006
Oshkosh Corp.	18,211	1,504,046
PACCAR Inc.	90,524	6,487,855
Parker-Hannifin Corp.	33,776	6,116,158
Pentair PLC	41,029	1,599,721
Snap-on Inc.	14,492	2,438,714
Terex Corp.	16,211	540,313
Timken Co. (The)	17,733	850,297
Toro Co. (The)	27,640	2,021,866
Trinity Industries Inc.	34,892	752,272
Wabtec Corp.(b)	36,464	2,700,888
Welbilt Inc.(a)	34,130	574,408
Woodward Inc.	14,617	1,591,791
Xylem Inc./NY	46,897	3,911,210

		127,431,738

Marine — 0.1%
Kirby Corp.(a)	14,103	1,152,497

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	35,428	887,471

Professional Services — 2.5%
ASGN Inc.(a)	13,778	868,565
Equifax Inc.	31,525	3,970,574
FTI Consulting Inc.(a)	9,861	837,988
Insperity Inc.	9,675	1,156,743
Korn Ferry	14,851	698,294
ManpowerGroup Inc.	15,792	1,516,664
Nielsen Holdings PLC	92,613	2,364,410
Robert Half International Inc.	31,024	1,926,280
TransUnion	48,601	3,385,059
TriNet Group Inc.(a)(b)	11,315	705,377
Verisk Analytics Inc.	42,691	6,025,408

		23,455,362

Road & Rail — 8.1%
CSX Corp.	202,304	16,109,468
Genesee & Wyoming Inc., Class A(a)	14,625	1,296,506
JB Hunt Transport Services Inc.	22,665	2,141,389
Kansas City Southern	26,378	3,248,187
Knight-Swift Transportation Holdings Inc.(b)	32,441	1,081,907
Landstar System Inc.	10,417	1,135,036
Norfolk Southern Corp.	69,830	14,246,717
Old Dominion Freight Line Inc.	16,914	2,524,922
Ryder System Inc.	13,899	875,637

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Union Pacific Corp.	188,735	$33,413,644

		76,073,413

Trading Companies & Distributors — 2.2%
Air Lease Corp.	27,000	1,041,120
Applied Industrial Technologies Inc.	10,046	602,157
Fastenal Co.	74,713	5,271,002
GATX Corp.	9,577	738,674
HD Supply Holdings Inc.(a)	46,397	2,119,879
MRC Global Inc.(a)	21,940	380,220
MSC Industrial Direct Co. Inc., Class A	11,719	980,294
SiteOne Landscape Supply Inc.(a)	10,618	714,592
United Rentals Inc.(a)	20,737	2,922,258
Univar Inc.(a)	34,494	770,251
Watsco Inc.	8,406	1,332,099
WESCO International Inc.(a)	12,217	699,301
WW Grainger Inc.	11,785	3,323,370

		20,895,217

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	20,220	819,112

Total Common Stocks — 99.8% (Cost: $885,898,568)		939,883,939

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	7,305,701	$7,308,623
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	504,693	504,693

		7,813,316

Total Short-Term Investments — 0.9% (Cost: $7,811,551)		7,813,316

Total Investments in Securities — 100.7% (Cost: $893,710,119)		947,697,255

Other Assets, Less Liabilities — (0.7)%		(6,149,804)

Net Assets — 100.0%		$941,547,451

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	14,591,338	(7,285,637)	7,305,701	$7,308,623	$81,403	(b)	$(1,100)	$570
BlackRock Cash Funds: Treasury, SL Agency Shares	926,903	(422,210)	504,693	504,693	25,834		—	—

				$7,813,316	$107,237		$(1,100)	$570

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$939,883,939	$—	$—	$939,883,939
Money Market Funds	7,813,316	—	—	7,813,316

	$947,697,255	$—	$—	$947,697,255

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments April 30, 2019	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Spirit AeroSystems Holdings Inc., Class A	11,396	$990,312
Wesco Aircraft Holdings Inc.(a)	5,406	45,627

		1,035,939

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	14,789	1,197,909
Echo Global Logistics Inc.(a)	3,153	72,330
Expeditors International of Washington Inc.	18,563	1,474,273
United Parcel Service Inc., Class B	74,316	7,893,846

		10,638,358

Airlines — 0.1%
Delta Air Lines Inc.	18,426	1,074,051
Southwest Airlines Co.	15,120	819,958

		1,894,009

Auto Components — 0.3%
Aptiv PLC	28,164	2,413,655
Autoliv Inc.	9,367	735,216
BorgWarner Inc.	22,397	935,522

		4,084,393

Automobiles — 0.3%
Harley-Davidson Inc.	17,510	651,897
Tesla Inc.(a)(b)	13,799	3,293,684

		3,945,581

Banks — 2.0%
Bank of Hawaii Corp.	4,486	369,557
BB&T Corp.	82,340	4,215,808
Cathay General Bancorp	8,281	304,658
CIT Group Inc.	11,354	604,828
Citizens Financial Group Inc.	49,970	1,808,914
Comerica Inc.	17,225	1,353,713
First Republic Bank/CA	17,598	1,858,701
Heartland Financial USA Inc.	3,299	148,125
International Bancshares Corp.	6,042	250,562
KeyCorp	110,474	1,938,819
M&T Bank Corp.	14,261	2,425,368
Old National Bancorp./IN	17,053	291,265
People’s United Financial Inc.	40,583	701,680
PNC Financial Services Group Inc. (The)	49,325	6,754,072
Regions Financial Corp.	110,406	1,714,605
Signature Bank/New York NY	5,951	785,948
SVB Financial Group(a)	5,676	1,428,763
Umpqua Holdings Corp.	23,684	411,154
Zions Bancorp. N.A	20,664	1,019,355

		28,385,895

Beverages — 1.5%
Coca-Cola Co. (The)	432,556	21,221,197

Biotechnology — 3.7%
AbbVie Inc.	160,966	12,779,091
Amgen Inc.	68,188	12,227,472
Biogen Inc.(a)	21,536	4,936,913
BioMarin Pharmaceutical Inc.(a)	18,988	1,624,044
Celgene Corp.(a)	74,750	7,075,835
Gilead Sciences Inc.	138,285	8,994,056
Vertex Pharmaceuticals Inc.(a)	27,319	4,616,364

		52,253,775

Building Products — 0.7%
Allegion PLC	10,225	1,014,627

Security	Shares	Value

Building Products (continued)
AO Smith Corp.	15,472	$813,363
Builders FirstSource Inc.(a)	12,338	170,017
Fortune Brands Home & Security Inc.	15,206	802,573
Johnson Controls International PLC	98,988	3,712,050
Lennox International Inc.	3,897	1,057,841
Masco Corp.	32,850	1,283,121
Owens Corning	11,759	602,884

		9,456,476

Capital Markets — 3.8%
Ameriprise Financial Inc.	14,891	2,185,552
Bank of New York Mellon Corp. (The)	105,699	5,249,012
BlackRock Inc.(c)	12,645	6,135,860
Charles Schwab Corp. (The)	129,926	5,948,012
CME Group Inc.	38,244	6,841,852
FactSet Research Systems Inc.	4,092	1,128,860
Franklin Resources Inc.	33,100	1,144,929
Intercontinental Exchange Inc.	60,879	4,952,507
Invesco Ltd.	44,226	971,645
Legg Mason Inc.	9,200	307,740
Moody’s Corp.	18,467	3,630,982
Northern Trust Corp.	22,476	2,215,010
S&P Global Inc.	26,821	5,918,322
State Street Corp.	40,615	2,748,011
T Rowe Price Group Inc.	25,727	2,765,652
TD Ameritrade Holding Corp.	29,990	1,576,874

		53,720,820

Chemicals — 2.3%
Air Products & Chemicals Inc.	23,456	4,827,010
Albemarle Corp.	11,417	856,960
Axalta Coating Systems Ltd.(a)	23,106	623,400
Ecolab Inc.	27,793	5,116,136
HB Fuller Co.	5,450	266,887
International Flavors & Fragrances Inc.	9,175	1,264,223
Linde PLC	58,905	10,618,215
Minerals Technologies Inc.	3,795	238,212
Mosaic Co. (The)	39,380	1,028,212
PPG Industries Inc.	25,674	3,016,695
Sherwin-Williams Co. (The)	9,028	4,106,205

		31,962,155

Commercial Services & Supplies — 0.2%
ACCO Brands Corp.	11,049	100,987
Copart Inc.(a)	22,646	1,524,529
Deluxe Corp.	4,976	222,527
HNI Corp.	4,709	172,867
Interface Inc.	6,516	104,517
Knoll Inc.	5,484	119,771
RR Donnelley & Sons Co.	7,449	34,414
Steelcase Inc., Class A	9,284	160,520
Team Inc.(a)	2,705	45,715
Tetra Tech Inc.	5,952	385,213

		2,871,060

Communications Equipment — 2.2%
Cisco Systems Inc.	480,864	26,904,341
CommScope Holding Co. Inc.(a)	20,668	512,153
F5 Networks Inc.(a)	6,516	1,022,360
Motorola Solutions Inc.	17,482	2,533,317
Plantronics Inc.	3,637	187,233

		31,159,404

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering — 0.1%
EMCOR Group Inc.	6,189	$520,742
Granite Construction Inc.	4,995	224,226
Quanta Services Inc.	15,754	639,612

		1,384,580

Consumer Finance — 0.7%
Ally Financial Inc.	44,434	1,320,134
American Express Co.	77,621	9,099,510

		10,419,644

Containers & Packaging — 0.3%
Avery Dennison Corp.	9,322	1,031,479
Ball Corp.	34,405	2,062,236
Sealed Air Corp.	16,870	786,480
Sonoco Products Co.	10,736	677,012

		4,557,207

Distributors — 0.1%
LKQ Corp.(a)	34,219	1,029,992
Pool Corp.	4,332	795,962

		1,825,954

Diversified Financial Services — 0.1%
Voya Financial Inc.	16,724	917,980

Diversified Telecommunication Services — 1.9%
CenturyLink Inc.	104,556	1,194,029
Cincinnati Bell Inc.(a)	3,924	34,924
Verizon Communications Inc.	441,928	25,273,862

		26,502,815

Electric Utilities — 0.4%
Alliant Energy Corp.	25,360	1,197,753
Eversource Energy	33,873	2,427,339
PPL Corp.	76,986	2,402,733

		6,027,825

Electrical Equipment — 0.5%
Acuity Brands Inc.	4,314	631,268
Eaton Corp. PLC	46,442	3,846,326
Rockwell Automation Inc.	12,900	2,331,159
Sensata Technologies Holding PLC(a)(b)	17,646	881,241

		7,689,994

Electronic Equipment, Instruments & Components — 0.8%
Cognex Corp.	18,518	933,863
Corning Inc.	85,671	2,728,621
Flex Ltd.(a)	56,618	625,063
Itron Inc.(a)	3,773	202,459
Keysight Technologies Inc.(a)	19,993	1,739,991
TE Connectivity Ltd.	36,721	3,512,364
Trimble Inc.(a)	27,009	1,102,507

		10,844,868

Energy Equipment & Services — 0.7%
Baker Hughes a GE Co.	55,216	1,326,288
Core Laboratories NV	4,751	301,166
National Oilwell Varco Inc.	41,246	1,078,170
Schlumberger Ltd.	148,033	6,318,049
TechnipFMC PLC	46,235	1,136,919

		10,160,592

Entertainment — 3.1%
Netflix Inc.(a)	46,655	17,287,544
Walt Disney Co. (The)	192,322	26,342,344

		43,629,888

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 3.5%
American Tower Corp.	47,089	$9,196,482
AvalonBay Communities Inc.	14,795	2,972,759
Boston Properties Inc.	16,502	2,271,005
Corporate Office Properties Trust	11,621	323,994
Digital Realty Trust Inc.	22,049	2,595,388
Duke Realty Corp.	38,517	1,198,649
Equinix Inc.	8,613	3,916,331
Equity Residential	39,437	3,013,776
Federal Realty Investment Trust	7,944	1,063,304
HCP Inc.	50,510	1,504,188
Host Hotels & Resorts Inc.	79,797	1,535,294
Iron Mountain Inc.	29,234	949,520
Liberty Property Trust	15,886	788,581
Macerich Co. (The)	11,374	456,552
PotlatchDeltic Corp.	6,898	266,677
Prologis Inc.	67,296	5,159,584
SBA Communications Corp.(a)	12,113	2,467,782
Simon Property Group Inc.	33,062	5,742,869
UDR Inc.	28,855	1,297,032
Vornado Realty Trust	18,409	1,272,798
Weyerhaeuser Co.	80,027	2,144,724

		50,137,289

Food & Staples Retailing — 0.4%
Kroger Co. (The)	85,189	2,196,172
Sysco Corp.	52,894	3,722,151
United Natural Foods Inc.(a)	5,836	75,401

		5,993,724

Food Products — 1.9%
Archer-Daniels-Midland Co.	59,930	2,672,878
Bunge Ltd.	15,172	795,165
Campbell Soup Co.	19,395	750,393
Darling Ingredients Inc.(a)	17,703	386,102
General Mills Inc.	63,820	3,284,815
Hain Celestial Group Inc. (The)(a)(b)	10,005	218,309
Hormel Foods Corp.	31,516	1,258,749
Ingredion Inc.	7,598	719,911
JM Smucker Co. (The)	12,219	1,498,416
Kellogg Co.	27,968	1,686,470
Kraft Heinz Co. (The)	64,958	2,159,204
Lamb Weston Holdings Inc.	15,748	1,103,147
McCormick & Co. Inc./MD, NVS	13,001	2,001,764
Mondelez International Inc., Class A	155,410	7,902,599

		26,437,922

Gas Utilities — 0.1%
New Jersey Resources Corp.	9,518	476,662
Northwest Natural Holding Co.	3,101	207,426
UGI Corp.	18,689	1,018,737

		1,702,825

Health Care Equipment & Supplies — 1.7%
Abiomed Inc.(a)	4,603	1,276,918
Align Technology Inc.(a)	8,117	2,635,428
Becton Dickinson and Co.	28,676	6,903,460
Cooper Companies Inc. (The)	5,279	1,530,488
Dentsply Sirona Inc.	23,931	1,223,592
Edwards Lifesciences Corp.(a)	22,406	3,945,025
Hologic Inc.(a)	31,058	1,440,470
IDEXX Laboratories Inc.(a)	9,211	2,136,952
ResMed Inc.	15,314	1,600,466

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2019	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Varian Medical Systems Inc.(a)	9,795	$1,333,785

		24,026,584

Health Care Providers & Services — 1.7%
AmerisourceBergen Corp.	17,091	1,277,723
Cardinal Health Inc.	32,040	1,560,668
Centene Corp.(a)	43,904	2,263,690
Cigna Corp.	40,663	6,458,911
HCA Healthcare Inc.	29,504	3,753,794
Henry Schein Inc.(a)	16,396	1,050,328
Humana Inc.	14,654	3,742,778
Laboratory Corp. of America Holdings(a)	10,757	1,720,259
Mednax Inc.(a)	9,513	266,079
Patterson Companies Inc.	9,184	200,579
Quest Diagnostics Inc.	14,631	1,410,136
Select Medical Holdings Corp.(a)	11,508	165,370

		23,870,315

Health Care Technology — 0.2%
Cerner Corp.(a)	31,673	2,104,671

Hotels, Restaurants & Leisure — 2.9%
Aramark	26,532	824,615
Choice Hotels International Inc.	3,849	319,621
Darden Restaurants Inc.	13,340	1,568,784
Domino’s Pizza Inc.	4,244	1,148,341
Hilton Worldwide Holdings Inc.	30,119	2,620,052
Jack in the Box Inc.	2,771	213,644
Marriott International Inc./MD, Class A	31,067	4,238,160
McDonald’s Corp.	82,482	16,295,969
Royal Caribbean Cruises Ltd.	17,865	2,160,593
Starbucks Corp.	132,617	10,301,689
Vail Resorts Inc.	4,351	995,726

		40,687,194

Household Durables — 0.3%
Ethan Allen Interiors Inc.	2,510	55,471
Garmin Ltd.	12,179	1,044,228
La-Z-Boy Inc.	5,143	168,690
Meritage Homes Corp.(a)	4,084	208,897
Mohawk Industries Inc.(a)	6,779	923,639
Newell Brands Inc.	49,135	706,561
Tupperware Brands Corp.	5,158	122,760
Whirlpool Corp.	6,865	952,999

		4,183,245

Household Products — 2.9%
Clorox Co. (The)	13,640	2,178,717
Colgate-Palmolive Co.	88,077	6,411,125
Kimberly-Clark Corp.	37,005	4,750,702
Procter & Gamble Co. (The)	266,459	28,372,554

		41,713,098

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp./VA	71,211	1,219,132
Ormat Technologies Inc.	4,088	238,576

		1,457,708

Industrial Conglomerates — 1.1%
3M Co.	62,313	11,808,937
Roper Technologies Inc.	11,080	3,985,476

		15,794,413

Insurance — 2.8%
Allstate Corp. (The)	36,897	3,655,017

Security	Shares	Value

Insurance (continued)
Arthur J Gallagher & Co.	19,583	$1,637,530
Chubb Ltd.	49,259	7,152,407
Hartford Financial Services Group Inc. (The)	38,305	2,003,734
Loews Corp.	28,717	1,472,895
Marsh & McLennan Companies Inc.	53,846	5,077,139
Principal Financial Group Inc.	30,199	1,726,175
Progressive Corp. (The)	62,328	4,870,933
Prudential Financial Inc.	44,142	4,666,251
Travelers Companies Inc. (The)	28,377	4,079,194
Willis Towers Watson PLC	13,891	2,560,667

		38,901,942

Interactive Media & Services — 9.0%
Alphabet Inc., Class A(a)	31,971	38,331,950
Alphabet Inc., Class C, NVS(a)	33,645	39,986,410
Facebook Inc., Class A(a)	256,902	49,684,847

		128,003,207

Internet & Direct Marketing Retail — 0.7%
Booking Holdings Inc.(a)	4,952	9,185,910
Shutterfly Inc.(a)	3,430	150,337

		9,336,247

IT Services — 6.9%
Accenture PLC, Class A	68,235	12,464,488
Automatic Data Processing Inc.	46,791	7,691,973
Cognizant Technology Solutions Corp., Class A	61,881	4,514,838
FleetCor Technologies Inc.(a)	9,480	2,473,806
International Business Machines Corp.	97,245	13,640,556
Mastercard Inc., Class A	98,281	24,986,961
Visa Inc., Class A	188,205	30,946,548
Western Union Co. (The)	47,619	925,713

		97,644,883

Leisure Products — 0.1%
Callaway Golf Co.	10,158	178,374
Hasbro Inc.	12,922	1,316,235
Mattel Inc.(a)	37,115	452,432

		1,947,041

Life Sciences Tools & Services — 0.7%
Agilent Technologies Inc.	34,108	2,677,478
Bio-Techne Corp.	4,063	831,249
IQVIA Holdings Inc.(a)	17,106	2,376,023
Mettler-Toledo International Inc.(a)	2,689	2,004,004
Waters Corp.(a)	8,090	1,727,539

		9,616,293

Machinery — 3.2%
AGCO Corp.	7,158	506,643
Caterpillar Inc.	63,083	8,795,032
Cummins Inc.	16,318	2,713,520
Deere & Co.	32,668	5,410,801
Dover Corp.	15,737	1,542,856
Flowserve Corp.	14,075	690,097
Fortive Corp.	32,132	2,774,277
Graco Inc.	17,893	917,016
Illinois Tool Works Inc.	31,921	4,967,865
Ingersoll-Rand PLC	26,261	3,219,861
Lincoln Electric Holdings Inc.	6,588	574,935
Meritor Inc.(a)	8,674	210,431
Middleby Corp. (The)(a)	6,002	793,044
PACCAR Inc.	37,355	2,677,233
Parker-Hannifin Corp.	14,148	2,561,920

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Snap-on Inc.	6,036	$1,015,738
Stanley Black & Decker Inc.	16,144	2,366,711
Tennant Co.	1,850	122,803
Timken Co. (The)	7,440	356,748
WABCO Holdings Inc.(a)	5,612	743,253
Wabtec Corp.(b)	14,671	1,086,681
Xylem Inc./NY	19,155	1,597,527

		45,644,992

Media — 0.4%
Discovery Inc., Class A(a)	16,851	520,696
Discovery Inc., Class C, NVS(a)	32,930	947,067
John Wiley & Sons Inc., Class A	4,943	228,268
Liberty Global PLC, Class A(a)	19,785	534,393
Liberty Global PLC, Class C, NVS(a)	54,984	1,437,832
New York Times Co. (The), Class A	13,923	461,547
Omnicom Group Inc.	23,920	1,914,317
Scholastic Corp., NVS	3,124	124,585

		6,168,705

Metals & Mining — 0.3%
Compass Minerals International Inc.	3,639	208,842
Newmont Goldcorp Corp.	87,379	2,713,992
Nucor Corp.	33,527	1,913,386
Schnitzer Steel Industries Inc., Class A	2,673	63,403

		4,899,623

Multi-Utilities — 1.0%
Avista Corp.	7,060	304,568
CenterPoint Energy Inc.	53,427	1,656,237
CMS Energy Corp.	30,205	1,677,888
Consolidated Edison Inc.	33,331	2,871,799
MDU Resources Group Inc.	20,027	523,706
NiSource Inc.	39,996	1,111,089
Sempra Energy	29,315	3,750,854
WEC Energy Group Inc.	33,758	2,647,640

		14,543,781

Multiline Retail — 0.1%
Kohl’s Corp.	17,923	1,274,326
Nordstrom Inc.	12,710	521,364

		1,795,690

Oil, Gas & Consumable Fuels — 2.9%
Apache Corp.	40,807	1,342,958
ConocoPhillips	123,065	7,767,863
Denbury Resources Inc.(a)	51,197	114,169
Devon Energy Corp.	49,923	1,604,525
EQT Corp.	28,387	580,514
Hess Corp.	28,450	1,824,214
Marathon Oil Corp.	88,627	1,510,204
Marathon Petroleum Corp.	73,848	4,495,128
Noble Energy Inc.	51,582	1,395,809
Occidental Petroleum Corp.	80,711	4,752,264
ONEOK Inc.	44,032	2,991,094
Phillips 66	46,831	4,414,758
Pioneer Natural Resources Co.	18,224	3,033,567
QEP Resources Inc.(a)	25,463	191,482
Southwestern Energy Co.(a)	62,501	246,879
Valero Energy Corp.	45,470	4,122,310

		40,387,738

Paper & Forest Products — 0.0%
Domtar Corp.	6,685	326,897

Security	Shares	Value

Personal Products — 0.3%
Avon Products Inc.(a)	45,582	$144,951
Estee Lauder Companies Inc. (The), Class A	23,563	4,048,359

		4,193,310

Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.	174,477	8,100,967
Jazz Pharmaceuticals PLC(a)	6,485	841,558
Merck & Co. Inc.	278,138	21,892,242
Zoetis Inc.	51,359	5,230,401

		36,065,168

Professional Services — 0.5%
ASGN Inc.(a)	5,644	355,798
Exponent Inc.	5,686	321,941
Heidrick & Struggles International Inc.	2,204	78,859
ICF International Inc.	2,100	163,527
IHS Markit Ltd.(a)	42,134	2,412,593
Kelly Services Inc., Class A, NVS	3,440	76,574
ManpowerGroup Inc.	6,651	638,762
Navigant Consulting Inc.	4,661	106,411
Resources Connection Inc.	3,497	56,162
Robert Half International Inc.	13,066	811,268
TransUnion	19,920	1,387,428
TrueBlue Inc.(a)	4,432	107,077

		6,516,400

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	34,560	1,799,539
Jones Lang LaSalle Inc.	4,900	757,393
Realogy Holdings Corp.	12,703	165,393

		2,722,325

Road & Rail — 2.1%
AMERCO	952	355,258
ArcBest Corp.	2,765	84,498
Avis Budget Group Inc.(a)	7,065	251,161
CSX Corp.	85,752	6,828,432
Genesee & Wyoming Inc., Class A(a)	6,275	556,279
Hertz Global Holdings Inc.(a)	5,345	97,172
Kansas City Southern	10,934	1,346,413
Norfolk Southern Corp.	29,114	5,939,838
Ryder System Inc.	5,707	359,541
Union Pacific Corp.	78,760	13,943,670

		29,762,262

Semiconductors & Semiconductor Equipment — 4.8%
Advanced Micro Devices Inc.(a)	101,491	2,804,196
Analog Devices Inc.	39,555	4,597,873
Applied Materials Inc.	105,042	4,629,201
Intel Corp.	488,133	24,914,308
Lam Research Corp.	16,611	3,445,620
Microchip Technology Inc.	25,275	2,524,720
NVIDIA Corp.	61,947	11,212,407
Skyworks Solutions Inc.	18,930	1,669,247
Texas Instruments Inc.	102,680	12,098,785

		67,896,357

Software — 12.1%
Adobe Inc.(a)	52,230	15,107,528
ANSYS Inc.(a)	8,915	1,745,557
Autodesk Inc.(a)	23,417	4,173,144
Cadence Design Systems Inc.(a)	30,129	2,090,350
Citrix Systems Inc.	14,489	1,462,809
Fortinet Inc.(a)	15,565	1,454,082

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2019	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Intuit Inc.	26,356	$6,616,937
Microsoft Corp.	780,230	101,898,038
Oracle Corp.	283,754	15,700,109
salesforce.com Inc.(a)	81,859	13,535,386
Symantec Corp.	68,115	1,649,064
Teradata Corp.(a)	12,707	577,787
VMware Inc., Class A	8,783	1,792,874
Workday Inc., Class A(a)	15,949	3,279,593

		171,083,258

Specialty Retail — 3.2%
AutoNation Inc.(a)	5,797	243,068
Best Buy Co. Inc.	26,377	1,962,713
Buckle Inc. (The)	3,234	59,764
Caleres Inc.	4,545	119,215
CarMax Inc.(a)	18,779	1,462,133
Foot Locker Inc.	12,356	706,887
GameStop Corp., Class A	10,354	89,562
Gap Inc. (The)	24,605	641,698
Home Depot Inc. (The)	120,814	24,609,812
Lowe’s Companies Inc.	86,160	9,748,142
Office Depot Inc.	53,873	129,295
Signet Jewelers Ltd.	5,511	127,745
Tiffany & Co.	11,789	1,271,090
Tractor Supply Co.	13,121	1,358,024
Ulta Salon Cosmetics & Fragrance Inc.(a)	6,070	2,118,309

		44,647,457

Technology Hardware, Storage & Peripherals — 0.6%
Dell Technologies Inc., Class C(a)	16,632	1,121,163
Hewlett Packard Enterprise Co.	157,317	2,487,182
HP Inc.	169,474	3,381,006
Xerox Corp.	23,056	769,148

		7,758,499

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)	16,158	712,245
Columbia Sportswear Co.	3,264	326,302
Deckers Outdoor Corp.(a)	2,782	440,140
Hanesbrands Inc.	38,785	700,845
NIKE Inc., Class B	136,086	11,952,433
PVH Corp.	8,249	1,064,039
Under Armour Inc., Class A(a)	20,172	465,772
Under Armour Inc., Class C, NVS(a)	20,682	428,531
VF Corp.	36,112	3,409,334
Wolverine World Wide Inc.	10,203	375,572

		19,875,213

Security	Shares	Value

Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp. Inc.	52,722	$613,157

Trading Companies & Distributors — 0.5%
Air Lease Corp.	10,975	423,196
Applied Industrial Technologies Inc.	4,166	249,710
Fastenal Co.	30,674	2,164,051
H&E Equipment Services Inc.	3,415	103,850
HD Supply Holdings Inc.(a)	18,775	857,830
United Rentals Inc.(a)	8,723	1,229,245
WW Grainger Inc.	5,101	1,438,482

		6,466,364

Water Utilities — 0.1%
American Water Works Co. Inc.	19,290	2,086,985

Wireless Telecommunication Services — 0.0%
Sprint Corp.(a)	87,692	489,321

Total Common Stocks — 99.9% (Cost: $1,121,932,516)		1,414,092,512

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	5,230,319	5,232,412
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	701,084	701,084

		5,933,496

Total Short-Term Investments — 0.4% (Cost: $5,932,140)		5,933,496

Total Investments in Securities — 100.3% (Cost: $1,127,864,656)		1,420,026,008

Other Assets, Less Liabilities — (0.3)%		(4,073,362)

Net Assets — 100.0%		$1,415,952,646

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® MSCI KLD 400 Social ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased	Shares Sold		Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	12,779,164	—	(7,548,845	)(b)	5,230,319	$5,232,412	$74,558	(c)	$2,998		$305
BlackRock Cash Funds: Treasury, SL Agency Shares	1,025,471	—	(324,387	)(b)	701,084	701,084	30,938		—		—
BlackRock Inc.	11,196	3,975	(2,526)		12,645	6,135,860	152,523		36,463		(433,264)
PNC Financial Services Group Inc. (The)(d)	44,303	15,542	(10,520)		49,325	N/A	187,210		104,856		(2,135,007)

						$12,069,356	$445,229		$144,317		$(2,567,966)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,414,092,512	$—	$—	$1,414,092,512
Money Market Funds	5,933,496	—	—	5,933,496

	$1,420,026,008	$—	$—	$1,420,026,008

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments April 30, 2019	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
L3 Technologies Inc.	14,619	$3,195,421

Air Freight & Logistics — 1.4%
Expeditors International of Washington Inc.	152,509	12,112,265
United Parcel Service Inc., Class B	19,128	2,031,776

		14,144,041

Automobiles — 0.3%
Tesla Inc.(a)(b)	12,779	3,050,219

Banks — 2.2%
Comerica Inc.	82,658	6,496,092
KeyCorp.	110,674	1,942,329
People’s United Financial Inc.	413,237	7,144,868
PNC Financial Services Group Inc. (The)	27,429	3,755,853
SVB Financial Group(a)	9,737	2,450,997

		21,790,139

Beverages — 2.6%
Coca-Cola Co. (The)	199,151	9,770,348
PepsiCo Inc.	129,847	16,626,908

		26,397,256

Biotechnology — 2.7%
AbbVie Inc.	53,636	4,258,162
Amgen Inc.	26,817	4,808,825
Biogen Inc.(a)	12,843	2,944,129
Gilead Sciences Inc.	127,031	8,262,096
Vertex Pharmaceuticals Inc.(a)	37,899	6,404,173

		26,677,385

Building Products — 1.3%
Johnson Controls International PLC	311,171	11,668,912
Owens Corning	25,791	1,322,305

		12,991,217

Capital Markets — 5.5%
Bank of New York Mellon Corp. (The)	99,769	4,954,529
BlackRock Inc.(c)	46,336	22,484,081
Franklin Resources Inc.	85,043	2,941,637
Northern Trust Corp.	188,508	18,577,463
State Street Corp.	97,555	6,600,571

		55,558,281

Chemicals — 5.2%
Axalta Coating Systems Ltd.(a)	71,971	1,941,778
Ecolab Inc.	227,568	41,890,717
International Flavors & Fragrances Inc.	42,121	5,803,853
Mosaic Co. (The)	97,200	2,537,892

		52,174,240

Communications Equipment — 1.6%
Cisco Systems Inc.	215,953	12,082,570
Motorola Solutions Inc.	26,769	3,879,096

		15,961,666

Consumer Finance — 1.4%
American Express Co.	122,139	14,318,355

Diversified Telecommunication Services — 0.7%
CenturyLink Inc.	83,902	958,161
Verizon Communications Inc.	110,264	6,305,998

		7,264,159

Electric Utilities — 1.9%
Edison International	15,957	1,017,578

Security	Shares	Value

Electric Utilities (continued)
Eversource Energy	128,922	$9,238,550
Xcel Energy Inc.	154,692	8,740,098

		18,996,226

Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies Inc.(a)	18,494	1,609,533
TE Connectivity Ltd.	43,098	4,122,323

		5,731,856

Energy Equipment & Services — 1.2%
Baker Hughes a GE Co.	228,938	5,499,091
National Oilwell Varco Inc.	26,485	692,318
TechnipFMC PLC	244,949	6,023,296

		12,214,705

Entertainment — 1.3%
Netflix Inc.(a)	15,473	5,733,365
Walt Disney Co. (The)	49,573	6,790,014

		12,523,379

Equity Real Estate Investment Trusts (REITs) — 3.7%
American Tower Corp.	35,003	6,836,086
Equinix Inc.	12,325	5,604,177
Iron Mountain Inc.	97,339	3,161,571
Liberty Property Trust	184,582	9,162,650
Prologis Inc.	164,571	12,617,659

		37,382,143

Food Products — 2.9%
Bunge Ltd.	118,994	6,236,476
Campbell Soup Co.	110,425	4,272,343
General Mills Inc.	154,979	7,976,769
Kellogg Co.	176,240	10,627,272

		29,112,860

Health Care Equipment & Supplies — 1.1%
Align Technology Inc.(a)(b)	5,788	1,879,248
Dentsply Sirona Inc.	21,989	1,124,298
Edwards Lifesciences Corp.(a)	30,135	5,305,869
IDEXX Laboratories Inc.(a)	12,737	2,954,984

		11,264,399

Health Care Providers & Services — 2.8%
Cardinal Health Inc.	172,452	8,400,137
HCA Healthcare Inc.	27,596	3,511,039
Henry Schein Inc.(a)	173,898	11,139,906
Quest Diagnostics Inc.	49,257	4,747,390

		27,798,472

Hotels, Restaurants & Leisure — 0.7%
Hilton Worldwide Holdings Inc.	46,379	4,034,509
Marriott International Inc./MD, Class A	7,925	1,081,129
Vail Resorts Inc.	7,154	1,637,193

		6,752,831

Household Durables — 0.2%
Mohawk Industries Inc.(a)	7,463	1,016,834
Newell Brands Inc.	75,013	1,078,687

		2,095,521

Household Products — 3.1%
Clorox Co. (The)	60,751	9,703,757
Colgate-Palmolive Co.	18,994	1,382,573
Kimberly-Clark Corp.	39,367	5,053,936
Procter & Gamble Co. (The)	137,163	14,605,116

		30,745,382

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 2.7%
3M Co.	140,795	$26,682,060

Insurance — 2.1%
Marsh & McLennan Companies Inc.	174,667	16,469,351
Travelers Companies Inc. (The)	34,322	4,933,788

		21,403,139

Interactive Media & Services — 4.9%
Alphabet Inc., Class A(a)	21,584	25,878,353
Alphabet Inc., Class C, NVS(a)	10,847	12,891,443
Facebook Inc., Class A(a)	52,026	10,061,828

		48,831,624

Internet & Direct Marketing Retail — 0.1%
Booking Holdings Inc.(a)	639	1,185,339

IT Services — 3.9%
Accenture PLC, Class A	154,275	28,181,414
International Business Machines Corp.	65,193	9,144,622
PayPal Holdings Inc.(a)	16,924	1,908,520

		39,234,556

Leisure Products — 0.3%
Hasbro Inc.	24,947	2,541,101
Mattel Inc.(a)	58,211	709,592

		3,250,693

Life Sciences Tools & Services — 3.7%
Agilent Technologies Inc.	211,481	16,601,259
IQVIA Holdings Inc.(a)	15,386	2,137,115
Mettler-Toledo International Inc.(a)(b)	10,796	8,045,827
Waters Corp.(a)	47,074	10,052,182

		36,836,383

Machinery — 3.7%
Caterpillar Inc.	89,226	12,439,889
Cummins Inc.	75,965	12,632,220
Ingersoll-Rand PLC	59,726	7,323,005
Xylem Inc./NY	61,429	5,123,178

		37,518,292

Media — 0.8%
Discovery Inc., Class C, NVS(a)	34,661	996,851
Liberty Global PLC, Class A(a)	41,033	1,108,301
Liberty Global PLC, Class C, NVS(a)	165,266	4,321,706
Omnicom Group Inc.	13,898	1,112,257

		7,539,115

Multi-Utilities — 1.7%
CMS Energy Corp.	37,768	2,098,012
Consolidated Edison Inc.	28,287	2,437,208
Sempra Energy	95,140	12,173,163

		16,708,383

Multiline Retail — 0.1%
Nordstrom Inc.	22,293	914,459

Oil, Gas & Consumable Fuels — 2.3%
ConocoPhillips	174,396	11,007,875
Hess Corp.	106,146	6,806,082
Marathon Oil Corp.	63,276	1,078,223
Noble Energy Inc.	42,007	1,136,709
ONEOK Inc.	38,289	2,600,972

		22,629,861

Pharmaceuticals — 2.5%
Merck & Co. Inc.	164,737	12,966,449

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis Inc.	117,351	$11,951,026

		24,917,475

Professional Services — 0.1%
ManpowerGroup Inc.	13,128	1,260,813

Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A(a)	209,015	10,883,411

Road & Rail — 0.4%
CSX Corp.	13,433	1,069,670
Norfolk Southern Corp.	12,706	2,592,278

		3,661,948

Semiconductors & Semiconductor Equipment — 3.6%
Applied Materials Inc.	125,709	5,539,996
Intel Corp.	284,083	14,499,596
NVIDIA Corp.	39,024	7,063,344
Texas Instruments Inc.	78,587	9,259,906

		36,362,842

Software — 10.5%
Adobe Inc.(a)	16,271	4,706,387
Autodesk Inc.(a)	47,182	8,408,304
Cadence Design Systems Inc.(a)	51,038	3,541,016
Intuit Inc.	13,466	3,380,774
Microsoft Corp.	435,678	56,899,547
Oracle Corp.	154,705	8,559,828
salesforce.com Inc.(a)	113,230	18,722,581
VMware Inc., Class A	5,619	1,147,006

		105,365,443

Specialty Retail — 3.8%
Best Buy Co. Inc.	162,485	12,090,509
Gap Inc. (The)	99,687	2,599,837
Home Depot Inc. (The)	53,751	10,949,079
Tiffany & Co.	117,298	12,647,070

		38,286,495

Technology Hardware, Storage & Peripherals — 4.9%
Apple Inc.	190,138	38,154,993
Hewlett Packard Enterprise Co.	333,837	5,277,963
HP Inc.	278,436	5,554,798

		48,987,754

Textiles, Apparel & Luxury Goods — 1.8%
Hanesbrands Inc.	62,913	1,136,838
NIKE Inc., Class B	125,729	11,042,778
PVH Corp.	24,846	3,204,886
VF Corp.	30,513	2,880,732

		18,265,234

Trading Companies & Distributors — 0.2%
WW Grainger Inc.	5,491	1,548,462

Total Common Stocks — 99.9% (Cost: $815,306,409)		1,000,413,934

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	12,494,602	12,499,600

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2019	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	494,066	$494,066

		12,993,666

Total Short-Term Investments — 1.3% (Cost: $12,993,355)		12,993,666

Total Investments in Securities — 101.2% (Cost: $828,299,764)		1,013,407,600

Other Assets, Less Liabilities — (1.2)%		(11,692,589)

Net Assets — 100.0%		$1,001,715,011

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased	Shares Sold		Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	28,508,206	—	(16,013,604	)(b)	12,494,602	$12,499,600	$67,362	(c)	$3,818	$(1,956)
BlackRock Cash Funds: Treasury, SL Agency Shares	557,555	—	(63,489	)(b)	494,066	494,066	22,391		—	—
BlackRock Inc.	33,598	19,023	(6,285)		46,336	22,484,081	487,149		(116,205)	(522,527)
PNC Financial Services Group Inc. (The)(d)	6,723	21,969	(1,263)		27,429	N/A	61,562		23,889	(290,661)

						$35,477,747	$638,464		$(88,498)	$(815,144)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,000,413,934	$—	$—	$1,000,413,934
Money Market Funds	12,993,666	—	—	12,993,666

	$1,013,407,600	$—	$—	$1,013,407,600

See notes to financial statements.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2019

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF	iShares U.S. Financial Services ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$422,705,382	$468,143,375	$933,225,198	$1,406,980,143
Affiliated(c)	964,235	12,310,674	30,072,678	28,067,039
Receivables:
Investments sold	3,807,197	—	—	—
Securities lending income — Affiliated	453	18,185	4,065	117
Dividends	702,690	818,394	170,603	959,611

Total assets	428,179,957	481,290,628	963,472,544	1,436,006,910

LIABILITIES
Collateral on securities loaned, at value	608,400	12,086,492	29,038,970	—
Payables:
Investments purchased	4,292,188	—	—	—
Investment advisory fees	151,028	160,767	313,937	484,243

Total liabilities	5,051,616	12,247,259	29,352,907	484,243

NET ASSETS	$423,128,341	$469,043,369	$934,119,637	$1,435,522,667

NET ASSETS CONSIST OF:
Paid-in capital	$603,520,369	$502,251,229	$831,748,114	$1,327,455,583
Accumulated earnings (loss)	(180,392,028)	(33,207,860)	102,371,523	108,067,084

NET ASSETS	$423,128,341	$469,043,369	$934,119,637	$1,435,522,667

Shares outstanding	4,500,000	3,800,000	4,300,000	10,550,000

Net asset value	$94.03	$123.43	$217.24	$136.07

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$583,128	$11,806,282	$28,392,206	$—
(b) Investments, at cost — Unaffiliated	$487,473,857	$492,938,905	$792,098,884	$1,277,314,634
(c) Investments, at cost — Affiliated	$964,055	$12,309,232	$30,071,196	$26,326,186

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities  (continued)

April 30, 2019

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,673,357,470	$939,883,939	$1,407,956,652	$977,929,853
Affiliated(c)	28,916,963	7,813,316	12,069,356	35,477,747
Receivables:
Investments sold	985,945	819,764	—	—
Securities lending income — Affiliated	1,572	1,608	2,526	1,488
Dividends	1,040,544	666,189	1,439,031	1,003,870

Total assets	1,704,302,494	949,184,816	1,421,467,565	1,014,412,958

LIABILITIES
Collateral on securities loaned, at value	8,048,088	7,313,987	5,230,646	12,496,606
Payables:
Capital shares redeemed	1,914,236	—	—	—
Investment advisory fees	604,257	323,378	284,273	201,341

Total liabilities	10,566,581	7,637,365	5,514,919	12,697,947

NET ASSETS	$1,693,735,913	$941,547,451	$1,415,952,646	$1,001,715,011

NET ASSETS CONSIST OF:
Paid-in capital	$1,626,982,592	$903,569,654	$1,151,153,222	$828,627,238
Accumulated earnings	66,753,321	37,977,797	264,799,424	173,087,773

NET ASSETS	$1,693,735,913	$941,547,451	$1,415,952,646	$1,001,715,011

Shares outstanding	13,450,000	5,950,000	12,900,000	8,200,000

Net asset value	$125.93	$158.24	$109.76	$122.16

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$7,836,854	$7,217,081	$5,081,716	$12,279,180
(b) Investments, at cost — Unaffiliated	$1,581,623,269	$885,898,568	$1,117,102,083	$796,904,902
(c) Investments, at cost — Affiliated	$28,737,311	$7,811,551	$10,762,573	$31,394,862

See notes to financial statements.

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2019

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF	iShares U.S. Financial Services ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$11,257,163	$14,450,102	$10,514,472	$31,760,961
Dividends — Affiliated	13,309	12,967	22,962	1,780,818
Securities lending income — Affiliated — net	4,127	114,375	91,608	30,300
Foreign taxes withheld	—	—	(1,092)	(5,882)

Total investment income	11,274,599	14,577,444	10,627,950	33,566,197

EXPENSES
Investment advisory fees	2,245,862	2,040,802	3,671,477	6,778,965

Total expenses	2,245,862	2,040,802	3,671,477	6,778,965

Net investment income	9,028,737	12,536,642	6,956,473	26,787,232

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(22,984,547)	(8,015,468)	(6,177,420)	(11,104,817)
Investments — Affiliated	(519)	3,122	6,875	(343,306)
In-kind redemptions — Unaffiliated	(8,130,852)	9,277,624	48,019,636	143,696,425
In-kind redemptions — Affiliated	—	—	—	5,273,290

Net realized gain (loss)	(31,115,918)	1,265,278	41,849,091	137,521,592

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(4,261,266)	29,161,031	89,086,839	(99,102,145)
Investments — Affiliated	158	343	439	(11,865,753)

Net change in unrealized appreciation (depreciation)	(4,261,108)	29,161,374	89,087,278	(110,967,898)

Net realized and unrealized gain (loss)	(35,377,026)	30,426,652	130,936,369	26,553,694

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,348,289)	$42,963,294	$137,892,842	$53,340,926

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations  (continued)

Year Ended April 30, 2019

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$39,430,628	$16,412,588	$22,123,803	$15,105,246
Dividends — Affiliated	1,225,775	25,834	370,671	571,102
Securities lending income — Affiliated — net	55,075	81,403	74,558	67,362
Foreign taxes withheld	(3,929)	—	(1,538)	—

Total investment income	40,707,549	16,519,825	22,567,494	15,743,710

EXPENSES
Investment advisory fees	7,956,303	4,096,032	3,447,995	2,277,727

Total expenses	7,956,303	4,096,032	3,447,995	2,277,727
Less:
Investment advisory fees waived	—	—	(417,135)	(270,318)

Total expenses after fees waived	7,956,303	4,096,032	3,030,860	2,007,409

Net investment income	32,751,246	12,423,793	19,536,634	13,736,301

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(29,103,467)	(4,151,361)	(15,870,246)	(8,377,724)
Investments — Affiliated	(335,622)	(1,100)	(262,821)	(298,303)
In-kind redemptions — Unaffiliated	179,007,210	84,714,477	46,114,258	47,693,283
In-kind redemptions — Affiliated	4,847,914	—	407,138	209,805

Net realized gain	154,416,035	80,562,016	30,388,329	39,227,061

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(17,020,079)	15,945,505	113,596,999	47,291,882
Investments — Affiliated	(7,762,372)	570	(2,567,966)	(815,144)

Net change in unrealized appreciation (depreciation)	(24,782,451)	15,946,075	111,029,033	46,476,738

Net realized and unrealized gain	129,633,584	96,508,091	141,417,362	85,703,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,384,830	$108,931,884	$160,953,996	$99,440,100

See notes to financial statements.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,028,737	$12,001,371	$12,536,642	$11,981,932
Net realized gain (loss)	(31,115,918)	81,531,468	1,265,278	43,436,270
Net change in unrealized appreciation (depreciation)	(4,261,108)	(34,040,711)	29,161,374	(62,598,536)

Net increase (decrease) in net assets resulting from operations	(26,348,289)	59,492,128	42,963,294	(7,180,334)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(8,497,670)	(12,542,658)	(12,123,518)	(10,581,746)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(174,959,909)	(374,762,202)	4,704,164	(268,922,450)

NET ASSETS(b)
Total increase (decrease) in net assets	(209,805,868)	(327,812,732)	35,543,940	(286,684,530)
Beginning of year	632,934,209	960,746,941	433,499,429	720,183,959

End of year	$423,128,341	$632,934,209	$469,043,369	$433,499,429

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets (continued)

	iShares U.S. Consumer Services ETF		iShares U.S. Financial Services ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,956,473	$7,901,397	$26,787,232	$20,888,989
Net realized gain	41,849,091	67,252,992	137,521,592	116,710,542
Net change in unrealized appreciation (depreciation)	89,087,278	9,447,083	(110,967,898)	147,442,051

Net increase in net assets resulting from operations	137,892,842	84,601,472	53,340,926	285,041,582

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(6,824,763)	(8,008,005)	(26,969,209)	(20,493,638)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	61,369,906	(4,130,169)	(234,628,958)	(51,414,294)

NET ASSETS(b)
Total increase (decrease) in net assets	192,437,985	72,463,298	(208,257,241)	213,133,650
Beginning of year	741,681,652	669,218,354	1,643,779,908	1,430,646,258

End of year	$934,119,637	$741,681,652	$1,435,522,667	$1,643,779,908

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,751,246	$31,708,814	$12,423,793	$14,092,457
Net realized gain	154,416,035	163,219,876	80,562,016	106,477,039
Net change in unrealized appreciation (depreciation)	(24,782,451)	63,614,564	15,946,075	(7,921,185)

Net increase in net assets resulting from operations	162,384,830	258,543,254	108,931,884	112,648,311

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(34,364,198)	(31,064,309)	(13,254,211)	(14,040,796)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(729,599,942)	386,512,214	(187,783,856)	(48,773,886)

NET ASSETS(b)
Total increase (decrease) in net assets	(601,579,310)	613,991,159	(92,106,183)	49,833,629
Beginning of year	2,295,315,223	1,681,324,064	1,033,653,634	983,820,005

End of year	$1,693,735,913	$2,295,315,223	$941,547,451	$1,033,653,634

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,536,634	$13,372,345	$13,736,301	$9,793,674
Net realized gain	30,388,329	74,670,248	39,227,061	23,130,820
Net change in unrealized appreciation (depreciation)	111,029,033	25,462,985	46,476,738	39,557,357

Net increase in net assets resulting from operations	160,953,996	113,505,578	99,440,100	72,481,851

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(20,058,554)	(12,424,302)	(13,311,652)	(8,966,610)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	239,634,251	111,396,224	233,979,677	89,583,121

NET ASSETS(b)
Total increase in net assets	380,529,693	212,477,500	320,108,125	153,098,362
Beginning of year	1,035,422,953	822,945,453	681,606,886	528,508,524

End of year	$1,415,952,646	$1,035,422,953	$1,001,715,011	$681,606,886

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$97.37	$89.37	$77.65	$84.59	$83.92

Net investment income(a)	1.63	1.39	1.34	1.39	1.34
Net realized and unrealized gain (loss)(b)	(3.49)	8.16	11.62	(6.93)	0.82

Net increase (decrease) from investment operations	(1.86)	9.55	12.96	(5.54)	2.16

Distributions(c)
From net investment income	(1.48)	(1.55)	(1.24)	(1.40)	(1.49)

Total distributions	(1.48)	(1.55)	(1.24)	(1.40)	(1.49)

Net asset value, end of year	$94.03	$97.37	$89.37	$77.65	$84.59

Total Return
Based on net asset value	(1.89)%	10.74%	16.88%	(6.42)%	2.58%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	1.71%	1.44%	1.62%	1.88%	1.57%

Supplemental Data
Net assets, end of year (000)	$423,128	$632,934	$960,747	$551,283	$494,880

Portfolio turnover rate(d)	28%	6%	13%	13%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$114.08	$119.04	$111.98	$105.19	$96.90

Net investment income(a)	3.04	2.50	2.32	2.31	2.03
Net realized and unrealized gain (loss)(b)	9.24	(5.24)	7.66	6.90	8.23

Net increase (decrease) from investment operations	12.28	(2.74)	9.98	9.21	10.26

Distributions(c)
From net investment income	(2.93)	(2.22)	(2.92)	(2.42)	(1.97)

Total distributions	(2.93)	(2.22)	(2.92)	(2.42)	(1.97)

Net asset value, end of year	$123.43	$114.08	$119.04	$111.98	$105.19

Total Return
Based on net asset value	10.95%	(2.41)%	9.04%	8.88%	10.66%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	2.61%	2.05%	2.03%	2.15%	1.98%

Supplemental Data
Net assets, end of year (000)	$469,043	$433,499	$720,184	$951,869	$778,411

Portfolio turnover rate(d)	4%	7%	7%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$185.42	$165.24	$144.34	$142.60	$118.79

Net investment income(a)	1.60	1.81	1.52	1.42	1.44
Net realized and unrealized gain(b)	31.79	20.10	20.99	1.74	23.64

Net increase from investment operations	33.39	21.91	22.51	3.16	25.08

Distributions(c)
From net investment income	(1.57)	(1.73)	(1.61)	(1.42)	(1.27)

Total distributions	(1.57)	(1.73)	(1.61)	(1.42)	(1.27)

Net asset value, end of year	$217.24	$185.42	$165.24	$144.34	$142.60

Total Return
Based on net asset value	18.09%	13.35%	15.71%	2.23%	21.19%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	0.81%	1.04%	1.01%	0.99%	1.08%

Supplemental Data
Net assets, end of year (000)	$934,120	$741,682	$669,218	$959,877	$1,055,273

Portfolio turnover rate(d)	15%	10%	8%	9%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$130.98	$108.38	$85.36	$91.03	$81.22

Net investment income(a)	2.17	1.73	1.47	1.28	1.15
Net realized and unrealized gain (loss)(b)	5.12	22.56	22.88	(5.66)	9.77

Net increase (decrease) from investment operations	7.29	24.29	24.35	(4.38)	10.92

Distributions(c)
From net investment income	(2.20)	(1.69)	(1.33)	(1.29)	(1.11)

Total distributions	(2.20)	(1.69)	(1.33)	(1.29)	(1.11)

Net asset value, end of year	$136.07	$130.98	$108.38	$85.36	$91.03

Total Return
Based on net asset value	5.72%	22.53%	28.74%	(4.85)%	13.50%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	1.68%	1.40%	1.49%	1.44%	1.32%

Supplemental Data
Net assets, end of year (000)	$1,435,523	$1,643,780	$1,430,646	$567,660	$564,372

Portfolio turnover rate(d)	4%	4%	4%	5%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$117.71	$103.79	$86.91	$88.81	$80.39

Net investment income(a)	2.07	1.82	1.64	1.44	1.27
Net realized and unrealized gain (loss)(b)	8.33	13.89	16.91	(1.81)	8.46

Net increase (decrease) from investment operations	10.40	15.71	18.55	(0.37)	9.73

Distributions(c)
From net investment income	(2.18)	(1.79)	(1.67)	(1.53)	(1.31)

Total distributions	(2.18)	(1.79)	(1.67)	(1.53)	(1.31)

Net asset value, end of year	$125.93	$117.71	$103.79	$86.91	$88.81

Total Return
Based on net asset value	9.01%	15.21%	21.52%	(0.41)%	12.15%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	1.75%	1.59%	1.70%	1.64%	1.48%

Supplemental Data
Net assets, end of year (000)	$1,693,736	$2,295,315	$1,681,324	$1,173,295	$1,163,414

Portfolio turnover rate(d)	8%	6%	6%	6%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$141.60	$128.60	$108.65	$107.35	$101.19

Net investment income(a)	1.89	1.78	1.82	1.59	1.43
Net realized and unrealized gain(b)	16.79	13.06	19.89	1.35	6.17

Net increase from investment operations	18.68	14.84	21.71	2.94	7.60

Distributions(c)
From net investment income	(2.04)	(1.84)	(1.76)	(1.64)	(1.44)

Total distributions	(2.04)	(1.84)	(1.76)	(1.64)	(1.44)

Net asset value, end of year	$158.24	$141.60	$128.60	$108.65	$107.35

Total Return
Based on net asset value	13.34%	11.57%	20.13%	2.83%	7.54%

Ratios to Average Net Assets
Total expenses	0.42%	0.43%	0.44%	0.44%	0.43%

Net investment income	1.29%	1.27%	1.55%	1.54%	1.37%

Supplemental Data
Net assets, end of year (000)	$941,547	$1,033,654	$983,820	$733,417	$917,854

Portfolio turnover rate(d)	5%	7%	10%	7%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$98.14	$88.02	$76.44	$77.09	$70.16

Net investment income(a)	1.65	1.36	1.22	1.17	1.04
Net realized and unrealized gain (loss)(b)	11.64	10.01	11.54	(0.62)	6.89

Net increase from investment operations	13.29	11.37	12.76	0.55	7.93

Distributions(c)
From net investment income	(1.67)	(1.25)	(1.18)	(1.20)	(1.00)

Total distributions	(1.67)	(1.25)	(1.18)	(1.20)	(1.00)

Net asset value, end of year	$109.76	$98.14	$88.02	$76.44	$77.09

Total Return
Based on net asset value	13.70%	12.99%	16.83%	0.75%	11.34%

Ratios to Average Net Assets
Total expenses	0.28%	0.50%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.25%	0.48%	0.50%	0.50%	0.50%

Net investment income	1.61%	1.43%	1.49%	1.55%	1.39%

Supplemental Data
Net assets, end of year (000)	$1,415,953	$1,035,423	$822,945	$500,677	$431,703

Portfolio turnover rate(d)	13%	11%	10%	16%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$110.83	$99.72	$85.12	$86.39	$78.49

Net investment income(a)	1.95	1.68	1.41	1.32	1.08
Net realized and unrealized gain (loss)(b)	11.26	10.98	14.57	(1.29)	7.89

Net increase from investment operations	13.21	12.66	15.98	0.03	8.97

Distributions(c)
From net investment income	(1.88)	(1.55)	(1.38)	(1.30)	(1.07)

Total distributions	(1.88)	(1.55)	(1.38)	(1.30)	(1.07)

Net asset value, end of year	$122.16	$110.83	$99.72	$85.12	$86.39

Total Return
Based on net asset value	12.07%	12.76%	18.92%	0.07%	11.46%

Ratios to Average Net Assets
Total expenses	0.28%	0.50%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.25%	0.48%	0.50%	0.50%	0.50%

Net investment income	1.71%	1.56%	1.53%	1.58%	1.29%

Supplemental Data
Net assets, end of year (000)	$1,001,715	$681,607	$528,509	$357,511	$328,277

Portfolio turnover rate(d)	21%	13%	19%	20%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
U.S. Basic Materials	Non-diversified
U.S. Consumer Goods	Non-diversified
U.S. Consumer Services	Diversified
U.S. Financial Services	Non-diversified
U.S. Financials	Diversified
U.S. Industrials	Diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

66	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
U.S. Basic Materials
State Street Bank & Trust Company	$583,128	$583,128		$—	$—

U.S. Consumer Goods
Barclays Bank PLC	$234,273	$234,273		$—	$—
Citigroup Global Markets Inc.	1,109,211	1,109,211		—	—
Credit Suisse Securities (USA) LLC	23,063	23,063		—	—
JPMorgan Securities LLC	7,614,125	7,614,125		—	—
Merrill Lynch, Pierce, Fenner & Smith	61,531	61,531		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,644,129	1,608,514		—	(35,615	)(b)
RBC Capital Markets LLC	14,083	14,083		—	—
Scotia Capital (USA) Inc.	141,232	141,232		—	—
State Street Bank & Trust Company	34,236	34,236		—	—
TD Prime Services LLC	234,135	234,135		—	—
Wells Fargo Bank, National Association	696,264	696,264		—	—

	$11,806,282	$11,770,667		$—	$(35,615)

U.S. Consumer Services
BNP Paribas Prime Brokerage International Ltd.	$2,332,904	$2,332,904		$—	$—
Credit Suisse Securities (USA) LLC	575,836	575,836		—	—
Goldman Sachs & Co.	2,653,434	2,653,434		—	—
ING Financial Markets LLC	30,900	30,900		—	—
JPMorgan Securities LLC	15,993,901	15,993,901		—	—
Merrill Lynch, Pierce, Fenner & Smith	4,809,710	4,809,710		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	778,515	778,515		—	—
State Street Bank & Trust Company	639,050	639,050		—	—
Wells Fargo Securities LLC	577,956	577,956		—	—

	$28,392,206	$28,392,206		$—	$—

U.S. Financials
Credit Suisse Securities (USA) LLC	$93,904	$93,904		$—	$—
JPMorgan Securities LLC	5,299,800	5,299,800		—	—
Merrill Lynch, Pierce, Fenner & Smith	7,443	7,443		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,436,494	1,436,494		—	—
National Financial Services LLC	137,985	137,985		—	—
Virtu Americas, LLC	28,470	28,470		—	—
Wells Fargo Bank, National Association	832,758	832,758		—	—

	$7,836,854	$7,836,854		$—	$—

U.S. Industrials
Barclays Bank PLC	$435,293	$435,293		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,945,123	1,945,123		—	—
Citigroup Global Markets Inc.	11,892	11,892		—	—
Goldman Sachs & Co.	505,528	505,528		—	—
HSBC Bank PLC	542,227	529,030		—	(13,197	)(b)
JPMorgan Securities LLC	43,638	43,638		—	—
Merrill Lynch, Pierce, Fenner & Smith	1,881,604	1,881,604		—	—
State Street Bank & Trust Company	39,639	39,639		—	—
TD Prime Services LLC	1,045,489	1,045,489		—	—
Wells Fargo Bank, National Association	766,648	766,648		—	—

	$7,217,081	$7,203,884		$—	$(13,197)

MSCI KLD 400 Social
Goldman Sachs & Co.	$714,653	$714,653		$—	$—
HSBC Bank PLC	726,811	726,811		—	—
JPMorgan Securities LLC	2,742,466	2,742,466		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	871,053	871,053		—	—
Wells Fargo Securities LLC	26,733	26,733		—	—

	$5,081,716	$5,081,716		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI USA ESG Select
Citigroup Global Markets Inc.	$1,183,134	$1,180,392		$—	$(2,742	)(b)
Goldman Sachs & Co.	835,892	835,892		—	—
HSBC Bank PLC	123,880	123,880		—	—
JPMorgan Securities LLC	10,089,729	10,089,729		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,058	4,058		—	—
Wells Fargo Securities LLC	42,487	42,487		—	—

	$12,279,180	$12,276,438		$—	$(2,742)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.25%
MSCI USA ESG Select	0.25

Prior to June 26, 2018, for its investment advisory services to each of the iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF, BFA was entitled to an annual investment advisory fee of 0.50%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. Effective April 5, 2018, for each of the iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF, BFA contractually agreed to waive a portion of its investment advisory fee for each Fund through April 5, 2020 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% of average daily net assets. The contractual waiver for each Fund was terminated effective June 26, 2018, pursuant to a written agreement between the Trust and BFA and in conjunction with permanent annual advisory fee reductions for the Funds from 0.50% to 0.25%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational

68	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund would have retained for the remainder of that calendar year 75% of securities lending income (which excludes collateral investment fees) and the amount retained would not have been less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
U.S. Basic Materials	$1,987
U.S. Consumer Goods	45,772
U.S. Consumer Services	37,877
U.S. Financial Services	15,336
U.S. Financials	26,427
U.S. Industrials	31,997
MSCI KLD 400 Social	31,822
MSCI USA ESG Select	29,143

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$8,931,232	$7,227,531
U.S. Consumer Goods	4,076,973	2,413,876
U.S. Consumer Services	14,228,828	18,334,819
U.S. Financial Services	15,613,767	4,657,129
U.S. Financials	16,149,014	8,473,803
U.S. Industrials	15,553,442	8,910,004
MSCI KLD 400 Social	64,519,306	20,811,887
MSCI USA ESG Select	67,132,848	35,774,423

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$147,486,349	$146,275,104
U.S. Consumer Goods	25,017,889	20,641,292
U.S. Consumer Services	136,360,433	129,503,126
U.S. Financial Services	62,375,170	76,307,561
U.S. Financials	150,318,682	166,447,698
U.S. Industrials	52,612,817	49,019,670
MSCI KLD 400 Social	166,399,127	163,448,484
MSCI USA ESG Select	181,046,873	166,515,687

For the year ended April 30, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Basic Materials	$165,131,339	$340,517,131
U.S. Consumer Goods	164,924,439	159,988,303
U.S. Consumer Services	235,729,788	174,550,151
U.S. Financial Services	521,150,674	740,281,870
U.S. Financials	449,044,880	1,155,650,082
U.S. Industrials	299,031,118	486,279,678
MSCI KLD 400 Social	364,142,150	125,239,878
MSCI USA ESG Select	349,175,426	115,804,963

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
U.S. Basic Materials	$(20,725,528)	$20,725,528
U.S. Consumer Goods	6,724,174	(6,724,174)
U.S. Consumer Services	44,143,290	(44,143,290)
U.S. Financial Services	137,289,848	(137,289,848)
U.S. Financials	170,558,812	(170,558,812)
U.S. Industrials	80,976,338	(80,976,338)
MSCI KLD 400 Social	44,445,678	(44,445,678)
MSCI USA ESG Select	46,777,362	(46,777,362)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/19	Year Ended 04/30/18
U.S. Basic Materials
Ordinary income	$8,497,670	$12,542,658

U.S. Consumer Goods
Ordinary income	$12,123,518	$10,581,746

U.S. Consumer Services
Ordinary income	$6,824,763	$8,008,005

70	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 04/30/19	Year Ended 04/30/18
U.S. Financial Services
Ordinary income	$26,969,209	$20,493,638

U.S. Financials
Ordinary income	$34,364,198	$31,064,309

U.S. Industrials
Ordinary income	$13,254,211	$14,040,796

MSCI KLD 400 Social
Ordinary income	$20,058,554	$12,424,302

MSCI USA ESG Select
Ordinary income	$13,311,652	$8,966,610

As of April 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
U.S. Basic Materials	$1,523,005	$(112,238,296)	$(69,676,737)	$(180,392,028)
U.S. Consumer Goods	1,813,310	(8,562,242)	(26,458,928)	(33,207,860)
U.S. Consumer Services	561,449	(32,247,037)	134,057,111	102,371,523
U.S. Financial Services	2,081,489	(14,987,236)	120,972,831	108,067,084
U.S. Financials	—	(12,303,917)	79,057,238	66,753,321
U.S. Industrials	409,259	(9,597,059)	47,165,597	37,977,797
MSCI KLD 400 Social	1,287,107	(6,600,929)	270,113,246	264,799,424
MSCI USA ESG Select	1,502,602	(180,299)	171,765,470	173,087,773

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the characterization of corporate actions.

For the year ended April 30, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Consumer Services	$376,770
U.S. Industrials	298,999

As of April 30, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Basic Materials	$493,346,354	$21,851,652	$(91,528,389)	$(69,676,737)
U.S. Consumer Goods	506,912,977	39,991,397	(66,450,325)	(26,458,928)
U.S. Consumer Services	829,240,765	181,294,759	(47,237,648)	134,057,111
U.S. Financial Services	1,314,074,351	178,375,086	(57,402,255)	120,972,831
U.S. Financials	1,623,217,195	169,669,846	(90,612,608)	79,057,238
U.S. Industrials	900,531,658	136,738,018	(89,572,421)	47,165,597
MSCI KLD 400 Social	1,149,912,762	319,088,381	(48,975,135)	270,113,246
MSCI USA ESG Select	841,642,130	201,094,109	(29,328,639)	171,765,470

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/19		Year Ended 04/30/18
iShares ETF	Shares	Amount	Shares	Amount
U.S. Basic Materials
Shares sold	1,650,000	$166,124,476	8,650,000	$843,360,588
Shares redeemed	(3,650,000)	(341,084,385)	(12,900,000)	(1,218,122,790)

Net decrease	(2,000,000)	$(174,959,909)	(4,250,000)	$(374,762,202)

U.S. Consumer Goods
Shares sold	1,400,000	$165,270,839	1,800,000	$220,964,701
Shares redeemed	(1,400,000)	(160,566,675)	(4,050,000)	(489,887,151)

Net increase (decrease)	—	$4,704,164	(2,250,000)	$(268,922,450)

U.S. Consumer Services
Shares sold	1,200,000	$236,521,703	2,600,000	$441,623,614
Shares redeemed	(900,000)	(175,151,797)	(2,650,000)	(445,753,783)

Net increase (decrease)	300,000	$61,369,906	(50,000)	$(4,130,169)

U.S. Financial Services
Shares sold	4,000,000	$523,082,166	3,950,000	$493,882,212
Shares redeemed	(6,000,000)	(757,711,124)	(4,600,000)	(545,296,506)

Net decrease	(2,000,000)	$(234,628,958)	(650,000)	$(51,414,294)

U.S. Financials
Shares sold	4,000,000	$455,311,621	11,600,000	$1,330,154,609
Shares redeemed	(10,050,000)	(1,184,911,563)	(8,300,000)	(943,642,395)

Net increase (decrease)	(6,050,000)	$(729,599,942)	3,300,000	$386,512,214

U.S. Industrials
Shares sold	2,050,000	$300,710,806	4,150,000	$575,928,694
Shares redeemed	(3,400,000)	(488,494,662)	(4,500,000)	(624,702,580)

Net decrease	(1,350,000)	$(187,783,856)	(350,000)	$(48,773,886)

72	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 04/30/19		Year Ended 04/30/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI KLD 400 Social
Shares sold	3,600,000	$365,449,346	3,150,000	$298,112,752
Shares redeemed	(1,250,000)	(125,815,095)	(1,950,000)	(186,716,528)

Net increase	2,350,000	$239,634,251	1,200,000	$111,396,224

MSCI USA ESG Select
Shares sold	3,100,000	$350,488,105	1,400,000	$148,245,639
Shares redeemed	(1,050,000)	(116,508,428)	(550,000)	(58,662,518)

Net increase	2,050,000	$233,979,677	850,000	$89,583,121

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares U.S. Consumer Services ETF and iShares MSCI KLD 400 Social ETF received proceeds of $336,974 and $23,018, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

Distributions for the year ended April 30, 2018 were classified as follows:

iShares ETF	Net Investment Income
U.S. Basic Materials	$12,542,658
U.S. Consumer Goods	10,581,746
U.S. Consumer Services	8,008,005
U.S. Financial Services	20,493,638
U.S. Financials	31,064,309
U.S. Industrials	14,040,796
MSCI KLD 400 Social	12,424,302
MSCI USA ESG Select	8,966,610

Undistributed net investment income as of April 30, 2018 are as follows:

iShares ETF	Undistributed net investment income
U.S. Basic Materials	$991,938
U.S. Consumer Goods	1,400,186
U.S. Consumer Services	429,739
U.S. Financial Services	2,325,460
U.S. Financials	739,875
U.S. Industrials	319,152
MSCI KLD 400 Social	1,809,027
MSCI USA ESG Select	1,077,953

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

74	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF,

iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF,

iShares U.S. Financials ETF, iShares U.S. Industrials ETF,

iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 and each of the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	75

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
U.S. Basic Materials	100.00%
U.S. Consumer Goods	100.00%
U.S. Consumer Services	100.00%
U.S. Financial Services	100.00%
U.S. Financials	81.55%
U.S. Industrials	100.00%
MSCI KLD 400 Social	100.00%
MSCI USA ESG Select	98.58%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2019:

iShares ETF	Qualified Dividend Income
U.S. Basic Materials	$11,164,099
U.S. Consumer Goods	14,225,334
U.S. Consumer Services	10,422,451
U.S. Financial Services	33,428,505
U.S. Financials	28,887,291
U.S. Industrials	17,261,812
MSCI KLD 400 Social	21,227,827
MSCI USA ESG Select	14,728,890

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
U.S. Consumer Goods	$2.925798	$—	$—	$2.925798	100%	—%	—%		100%
U.S. Consumer Services(a)	1.565191	—	0.000493	1.565684	100	—	0	(b)	100
U.S. Financial Services	2.196859	—	—	2.196859	100	—	—		100
U.S. Financials(a)	2.028307	—	0.154001	2.182308	93	—	7		100
MSCI KLD 400 Social(a)	1.653201	—	0.020069	1.673270	99	—	1		100
MSCI USA ESG Select(a)	1.861245	—	0.021372	1.882617	99	—	1		100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Basic Materials ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	462	35.03%
At NAV	314	23.81
Less than 0.0% and Greater than –0.5%	543	41.16

	1,319	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	77

Supplemental Information (unaudited) (continued)

iShares U.S. Consumer Goods ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	417	31.61
At NAV	290	21.99
Less than 0.0% and Greater than –0.5%	611	46.32

	1,319	100.00%

iShares U.S. Consumer Services ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	451	34.19%
At NAV	283	21.46
Less than 0.0% and Greater than –0.5%	585	44.35

	1,319	100.00%

iShares U.S. Financial Services ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	516	39.12%
At NAV	270	20.47
Less than 0.0% and Greater than –0.5%	533	40.41

	1,319	100.00%

iShares U.S. Financials ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	503	38.13%
At NAV	281	21.30
Less than 0.0% and Greater than –0.5%	535	40.57

	1,319	100.00%

iShares U.S. Industrials ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	2	0.15
Greater than 0.0% and Less than 0.5%	501	37.98
At NAV	337	25.55
Less than 0.0% and Greater than –0.5%	470	35.63
Less than –0.5% and Greater than –1.0%	6	0.45

	1,319	100.00%

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Supplemental Information (unaudited) (continued)

iShares MSCI KLD 400 Social ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	911	69.07%
At NAV	149	11.30
Less than 0.0% and Greater than –0.5%	259	19.63

	1,319	100.00%

iShares MSCI USA ESG Select ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	842	63.83%
At NAV	170	12.89
Less than 0.0% and Greater than –0.5%	307	23.28

	1,319	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	79

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds, and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 356 funds as of April 30, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Kerrigan (63)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	81

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	83

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

APRIL 30, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Core Dividend Growth ETF | DGRO | NYSE Arca

▶	iShares Core High Dividend ETF | HDV | NYSE Arca

▶	iShares International Select Dividend ETF | IDV | Cboe BZX

▶	iShares Select Dividend ETF | DVY | NASDAQ

▶	iShares U.S. Dividend and Buyback ETF | DIVB | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a modest positive return during the 12 months ended April 30, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 5.06% in United States (“U.S.”) dollar terms for the reporting period.

The reporting period was characterized by significant volatility, reflecting concerns about economic growth, corporate profits, a potential trade war between the U.S. and China, political turmoil in the U.S. and Europe, and rising interest rates. The rate of growth for many leading economies decelerated over the course of the reporting period. In the U.S., the pace of growth slowed from a 4.2% to a 2.2% annualized rate from the second to fourth quarters of 2018, before accelerating again to a 3.2% rate in the first quarter of 2019. Eurozone economic growth declined from 2.2% to 1.2% from the second quarter of 2018 to the first quarter of 2019. Similarly, economic growth in China and Japan decreased during the reporting period. Growth in the United Kingdom (“U.K.”) was also slow and remained well below a 2% annual rate.

Related to economic growth deceleration was a steady downturn in corporate earnings. In the U.S., the December 2017 tax cut led to the second strongest corporate profit growth in the developed world in calendar year 2018. However, by the first quarter of 2019, corporate earnings growth had declined year over year. In Europe and Japan, earnings expectations were repeatedly revised downward. Emerging market stocks, which are often sensitive to changes in the global economy, posted positive earnings growth but trailed the U.S. and Europe. The downturn in global growth meant continued restrained inflation, as consumer prices across the world’s leading economies increased at only a 1.5% annual rate through March 2019.

Political developments also weighed on equities, as investors faced uncertainty about the outcome of the U.K.’s planned exit (“Brexit”) from the European Union (“E.U.”). As the U.K. is one of the largest economies in the world and a key trading partner with Europe and the U.S., the potential of the U.K. leaving the E.U. without a deal in place raised concerns. In the U.S., the longest government shutdown in U.S. history further weighed on expectations for economic growth. Another significant threat to the global economy was a potential trade war between the U.S. and China. These concerns eased late in the reporting period as the U.S. government shutdown ended in January 2019, and the U.S. reduced trade tensions with China.

Leading central banks reacted to these conditions by slowing their interest rate-raising campaigns or by decreasing interest rates. For example, in December 2018 the U.S. Federal Reserve Bank (“Fed”) increased rates for the third time but in early January 2019, announced that it would slow the pace of future rate increases. The European Central Bank (“ECB”) delayed the date of its proposed first rate increase since before the Financial Crisis of 2007 – 2008 and took additional steps to stimulate the economy. China also adopted a range of monetary and fiscal policy measures intended to increase growth.

In that environment, U.S. stocks significantly outperformed other developed markets, as both European and Asian equities declined in U.S. dollar terms. Concerns about growth and trade particularly weighed on emerging market equities, most of which posted negative returns for the reporting period. In particular, Chinese markets in 2018 declined the most in a decade.

M A R K E T O V E R V I E W	5

Fund Summary as of April 30, 2019	iShares® Core Dividend Growth ETF

Investment Objective

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	15.30%	11.54%	15.30%	70.57%
Fund Market	15.23	11.53	15.23	70.51
Index	15.42	11.60	15.42	70.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,100.90	$0.42		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Core Dividend Growth ETF

Portfolio Management Commentary

Stocks of companies with a history of consistently growing dividends advanced despite volatility during the reporting period. Corporate profits surged to a record high in 2018, and companies used earnings to support record dividend payments and share repurchase activity. Fewer shares outstanding typically increases corporate earnings and dividends per share. In that environment, dividend payouts rose further to a record high in the first quarter of 2019.

The information technology sector contributed the most to the Index’s return, led by the software and services, technology hardware and equipment, and semiconductor industries. Software and services companies benefited from the ongoing adoption of cloud computing, which drove revenue and earnings growth and supported rising dividend payouts. Despite a slowdown in global smartphone sales, technology hardware, storage, and peripherals companies benefited from increasing demand for related software and services. Semiconductor manufacturers were supported by strong earnings driven by increased sales of computer networking chips.

Concerns about economic growth helped consumer staples stocks, which were also contributors, because these companies tend to produce steady cash flows regardless of the state of the economy. The household products industry improved profitability due to strong pricing, and several companies in the industry raised dividends. Beverages companies performed well due to strength among soda, bottled water, and snacks businesses. Leading companies in this industry raised their dividend payouts and announced share repurchase programs during the reporting period.

The consumer discretionary sector was another source of strength. Consumers were buoyed by the lowest unemployment rate in nearly fifty years, though wage gains and retail sales growth were more modest. Home improvement retailers benefited from robust remodeling activity, and leading companies in the industry increased dividend payouts. Several large restaurant chains also increased their dividend payouts and announced share repurchase programs.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	19.1%
Information Technology	16.6
Health Care	15.0
Industrials	13.5
Consumer Staples	11.1
Consumer Discretionary	7.8
Communication Services	5.4
Utilities	4.7
Energy	4.0
Materials	2.7
Real Estate	0.1

(a) Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Microsoft Corp.	3.3%
Apple Inc.	3.3
JPMorgan Chase & Co.	3.1
Verizon Communications Inc.	2.8
Johnson & Johnson	2.8
Chevron Corp.	2.7
Pfizer Inc.	2.4
Procter & Gamble Co. (The)	2.3
Wells Fargo & Co.	2.2
AbbVie Inc.	2.0

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2019	iShares® Core High Dividend ETF

Investment Objective

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	17.05%	9.05%	11.89%	17.05%	54.20%	148.25%
Fund Market	16.98	9.03	11.89	16.98	54.10	148.13
Index	17.18	9.16	12.16	17.18	54.98	152.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,096.40	$0.42		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Core High Dividend ETF

Portfolio Management Commentary

Stocks of companies with a history of paying relatively high dividends advanced despite volatility during the reporting period. Corporate profits surged to a record high in 2018, and companies used earnings to support record dividend payments and share repurchase activity. Fewer shares outstanding typically increases corporate earnings and dividends per share. Within this environment, dividend payouts hit a record high in the first quarter of 2019.

Consumer staples stocks were the largest contributors to the Index’s performance. These stocks were appealing to investors concerned about economic growth, because these companies tend to produce steady cash flows regardless of the state of the economy. Despite competitive pressure and rising input costs, large, multinational household products companies benefited from streamlined brand portfolios, producing positive earnings growth and raising dividend payouts. Household products companies that leveraged product innovation and strategic pricing experienced rising organic sales. Beverages companies also raised their dividends and announced share repurchase programs, reflecting fundamental strength in the soda, bottled water, and snacks businesses. The industry’s advance was further supported by sizable sales growth, particularly in international markets.

Healthcare stocks also contributed to the Index’s return. Large pharmaceutical companies benefited from increasing sales of prescription drugs, a supportive regulatory environment, and merger and acquisition activity. Demand for treatments of diseases and chronic conditions grew as the elderly population expanded and access to and utilization of care rose. Innovative new treatments such as immuno-oncology therapies, which engage with a patient’s immune system to fight cancer cells rather than directly attacking tumors, buoyed the industry’s gains.

The information technology sector also contributed to the Index’s return. The communications equipment industry benefited from ongoing demand for computer networking equipment and increasing revenue in software and services businesses. That demand resulted in steadily rising free cash flows, which were deployed in share repurchases and rising dividend payouts.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Energy	20.5%
Consumer Staples	15.1
Health Care	15.0
Financials	12.3
Information Technology	10.4
Utilities	8.7
Industrials	8.7
Communication Services	6.6
Consumer Discretionary	1.9
Other (each representing less than 1%)	0.8

(a) Excludes money market funds

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Exxon Mobil Corp.	9.0%
JPMorgan Chase & Co.	7.6
Verizon Communications Inc.	6.6
Johnson & Johnson	6.3
Chevron Corp.	5.7
Pfizer Inc.	5.2
Procter & Gamble Co. (The)	4.9
Coca-Cola Co. (The)	4.1
Cisco Systems Inc.	4.1
PepsiCo Inc.	3.7

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2019	iShares® International Select Dividend ETF

Investment Objective

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.13)%	0.39%	9.30%	(2.13)%	1.96%	143.24%
Fund Market	(1.45)	0.36	9.45	(1.45)	1.83	146.68
Index	(2.04)	0.52	9.36	(2.04)	2.64	144.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,052.00	$2.49		$1,000.00	$1,022.40	$2.46		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® International Select Dividend ETF

Portfolio Management Commentary

International dividend stocks declined modestly during the reporting period, particularly in European markets, where dividend growth trailed other regions amid signs of a slowing economy and trade tensions. German equities were the largest detractors from the Index’s return. Economic growth stagnated in 2018 and was slow to recover as weakening global demand pressured exports. German media and entertainment stocks declined, with broadcasting stocks declining sharply amid continued subscriber losses, intense competition for viewers in addition to advertising dollars, rising costs, and slow growth for new businesses. The thrifts and mortgage finance industry was negatively affected by a slowdown in transactions and rising concerns about exposure to the U.K. as it exits the E.U.

French stocks also detracted from the Index’s return. Economic growth slowed in 2018, due in part to anti-government protests, while exports slowed in early 2019. Within consumer staples, food retailers declined amid a difficult domestic pricing environment, driven by intense competition and online challengers. The capital goods industry was a modest detractor, amid a Eurozone downturn that pressured the industrials sector.

In Sweden, financials stocks also detracted from the Index’s return, driven by the banking industry amid slower economic growth and a weakening Swedish krona. Bank stocks declined sharply in the spring of 2019 after a money-laundering scandal spread across the Nordic region.

In Hong Kong, the technology hardware and equipment industry was a modest detractor. Amid weakness in China and sluggish domestic growth, hardware stocks were pressured by higher costs and slower sales outside the region.

On the upside, Australian equities were the largest contributors to the Index’s return, advancing in the latter half of the reporting period due to tax cuts and accommodative fiscal policy. The diversified capital markets industry posted strong profit growth, driven by commodities and international business, even as loan growth slowed. Retail stocks advanced as consumer spending largely remained resilient and international sales rose. The metals and mining industry followed iron ore prices higher after disruptions in global production.

In Spain, utilities stocks were modest contributors. The gas utilities industry advanced amid signs of returns from newfound efficiencies, cost-cutting, and growing commitments to renewable energy in a supportive regulatory environment.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	39.3%
Communication Services	12.0
Consumer Discretionary	10.7
Utilities	10.2
Energy	9.7
Consumer Staples	7.2
Industrials	3.7
Information Technology	3.7
Health Care	1.7
Materials	1.6
Real Estate	0.2

(a) Excludes money market funds

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
United Kingdom	23.1%
Australia	15.7
Italy	8.8
France	8.5
Germany	7.3
Finland	5.3
Sweden	5.3
Canada	4.5
Spain	4.5
Netherlands	3.5

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2019	iShares® Select Dividend ETF

Investment Objective

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	8.63%	9.73%	15.11%	8.63%	59.05%	308.54%
Fund Market	8.58	9.71	15.11	8.58	58.96	308.59
Index	9.04	10.17	15.59	9.04	62.28	325.78

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,072.90	$2.00		$1,000.00	$1,022.90	$1.96		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Select Dividend ETF

Portfolio Management Commentary

Stocks of companies with a history of paying relatively high dividends advanced despite volatility during the reporting period. Corporate profits surged to a record high in 2018, and companies used earnings to support record dividend payments and share repurchase activity. In that environment, dividend payouts hit a record high in the first quarter of 2019.

Utilities stocks contributed the most to the Index’s return for the reporting period. The sector benefited from a changing regulatory environment, the rise of renewable and clean energy, and the need to upgrade infrastructure, which contributed to significant merger activity and capital spending. Solid revenue growth and lower borrowing costs led to improved earnings for utilities. Electric utilities were the largest contributors to the Index’s performance, benefiting from investment in new power transmission facilities and the development of several new, clean, and efficient plants. The proliferation of renewable energy is critical to the industry, and many companies benefited from ongoing investment in renewable energy assets. Multi-utilities were another source of strength, benefiting from mergers and regulatory approval of big capital spending programs. Profits rose for these companies as demand for natural gas increased during the winter’s polar vortex events. A number of electric utilities and multi-utilities also announced dividend increases during the reporting period.

Healthcare stocks further bolstered performance, led by the pharmaceuticals industry. Large pharmaceutical companies benefited from increasing sales of prescription drugs, a supportive regulatory environment, and merger and acquisition activity. Demand for treatments of diseases and chronic conditions grew, as the elderly population expanded and access to and utilization of care rose. Innovative new treatments such as immuno-oncology therapies, which engage with a patient’s immune system to fight cancer cells rather than directly attacking tumors, buoyed the industry’s gains.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Utilities	24.5%
Financials	14.8
Consumer Discretionary	14.5
Energy	8.7
Information Technology	8.3
Materials	8.2
Consumer Staples	7.8
Communication Services	6.9
Industrials	4.5
Health Care	1.8

(a) Excludes money market funds

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Ford Motor Co.	2.6%
QUALCOMM Inc.	2.3
AT&T Inc.	2.1
Altria Group Inc.	1.9
ONEOK Inc.	1.8
Philip Morris International Inc.	1.6
Dominion Energy Inc.	1.6
PPL Corp.	1.6
Valero Energy Corp.	1.5
Seagate Technology PLC	1.5

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2019	iShares® U.S. Dividend and Buyback ETF

Investment Objective

The iShares U.S. Dividend and Buyback ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar® US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	13.21%	10.33%	13.21%	15.66%
Fund Market	13.33	10.44	13.33	15.82
Index	13.52	10.64	13.52	16.14

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/7/17. The first day of secondary market trading was 11/9/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,091.90	$1.30		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® U.S. Dividend and Buyback ETF

Portfolio Management Commentary

Stocks of companies with a history of paying dividends and/or buying back stock advanced despite volatility during the reporting period. Corporate profits surged to a record high in 2018, and companies used earnings to support record dividend payments and share repurchase activity. As of mid-March 2019, share repurchases were running at an even faster pace than the prior year, led by the energy sector, where repurchases already amounted to more than 70% of 2018’s full-year total. Strong corporate profits, rising cash flow devoted to dividends, and share repurchases drove dividend payouts to a record high in the first quarter of 2019.

The information technology sector contributed the most to the Index’s return, led by software and services, technology hardware and equipment, and semiconductor and semiconductor equipment companies. Software companies benefited from the ongoing adoption of cloud computing, driving revenue and earnings growth, which supported rising dividend payouts. The sale of consumer electronic devices drove the solid cash flow generation of technology hardware and equipment companies and related semiconductor manufacturers.

The consumer discretionary sector was another source of strength. Consumers were buoyed by the lowest unemployment rate in nearly fifty years, though wage gains and retail sales growth were more modest. These positive consumer trends benefited retailing and consumer services companies, led by restaurants and home improvement retailers.

Consumer staples stocks also helped the Index’s performance. Despite competitive pressure and rising input costs, large, multinational household products companies benefited from streamlined brand portfolios, producing positive earnings growth and raising dividend payouts. In the healthcare sector, large pharmaceutical companies contributed to the Index’s performance. They benefited from increasing sales of prescription drugs, a supportive regulatory environment, and merger and acquisition activity. Demand for treatments of diseases and chronic conditions grew, as the elderly population expanded and access to and utilization of care rose.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	24.3%
Financials	19.8
Health Care	12.1
Industrials	10.0
Consumer Discretionary	9.5
Consumer Staples	8.1
Communication Services	6.5
Energy	5.1
Real Estate	1.8
Materials	1.7
Utilities	1.1

(a) Excludes money market funds

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Apple Inc.	5.3%
JPMorgan Chase & Co.	2.9
Microsoft Corp.	2.8
QUALCOMM Inc.	2.2
Cisco Systems Inc.	2.1
Bank of America Corp.	2.1
Citigroup Inc.	2.1
Wells Fargo & Co.	1.9
Johnson & Johnson	1.5
AT&T Inc.	1.5

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments April 30, 2019	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.8%
Boeing Co. (The)	217,909	$82,302,050
BWX Technologies Inc.	27,491	1,404,790
General Dynamics Corp.	132,705	23,717,038
Harris Corp.	42,946	7,236,401
HEICO Corp.	1,696	178,979
HEICO Corp., Class A	2,591	231,713
Huntington Ingalls Industries Inc.	15,326	3,411,261
L3 Technologies Inc.	27,718	6,058,601
Lockheed Martin Corp.	152,935	50,977,824
Northrop Grumman Corp.	63,418	18,385,512
Raytheon Co.	115,970	20,595,112
United Technologies Corp.	405,387	57,812,240

		272,311,521

Air Freight & Logistics — 1.1%
CH Robinson Worldwide Inc.	66,833	5,413,473
Expeditors International of Washington Inc.	44,400	3,526,248
FedEx Corp.	75,519	14,307,830
United Parcel Service Inc., Class B	522,504	55,500,375

		78,747,926

Airlines — 0.5%
Alaska Air Group Inc.	66,116	4,092,580
Delta Air Lines Inc.	374,820	21,848,258
Southwest Airlines Co.	130,573	7,080,974

		33,021,812

Auto Components — 0.3%
Autoliv Inc.	57,380	4,503,756
BorgWarner Inc.	76,690	3,203,341
Gentex Corp.	120,348	2,771,615
Goodyear Tire & Rubber Co. (The)	175,071	3,363,114
Lear Corp.	28,036	4,009,148

		17,850,974

Automobiles — 0.1%
Harley-Davidson Inc.	134,997	5,025,938
Thor Industries Inc.	27,059	1,782,377

		6,808,315

Banks — 10.8%
Associated Banc-Corp.	106,813	2,423,587
BancFirst Corp.	8,169	460,732
BancorpSouth Bank	42,857	1,306,281
Bank of America Corp.	4,045,317	123,705,794
Bank OZK	72,128	2,354,979
Banner Corp.	16,589	879,549
BB&T Corp.	525,936	26,927,923
BOK Financial Corp.	15,578	1,357,467
Cathay General Bancorp.	55,247	2,032,537
Chemical Financial Corp.	46,641	2,048,939
Citizens Financial Group Inc.	356,384	12,901,101
Columbia Banking System Inc.	47,013	1,764,868
Comerica Inc.	97,404	7,654,980
Commerce Bancshares Inc.	30,946	1,870,067
Community Bank System Inc.	26,352	1,751,354
Cullen/Frost Bankers Inc.	35,777	3,638,163
CVB Financial Corp.	56,431	1,224,553
First Busey Corp.	30,795	795,743
First Financial Bankshares Inc.	19,511	1,200,317
First Horizon National Corp.	219,158	3,307,094
First Interstate BancSystem Inc., Class A	21,698	916,957

Security	Shares	Value

Banks (continued)
First Merchants Corp.	23,081	$846,380
First Midwest Bancorp. Inc.	47,334	1,016,261
First Republic Bank/CA	24,582	2,596,351
Glacier Bancorp. Inc.	42,626	1,815,441
Home BancShares Inc./AR	86,410	1,658,208
Hope Bancorp Inc.	102,324	1,438,675
Huntington Bancshares Inc./OH	900,722	12,538,050
Independent Bank Corp./Rockland MA	11,127	892,719
Independent Bank Group Inc.	13,444	766,308
Investors Bancorp. Inc.	183,414	2,155,114
JPMorgan Chase & Co.	1,890,007	219,335,312
KeyCorp.	883,935	15,513,059
LegacyTexas Financial Group Inc.	23,110	926,249
NBT Bancorp. Inc.	25,431	966,887
PNC Financial Services Group Inc. (The)	293,121	40,137,058
Prosperity Bancshares Inc.	31,998	2,356,333
Regions Financial Corp.	780,508	12,121,289
S&T Bancorp. Inc.	20,171	808,454
ServisFirst Bancshares Inc.	17,273	586,246
Simmons First National Corp., Class A	45,084	1,144,683
South State Corp.	17,386	1,315,425
SunTrust Banks Inc.	295,926	19,377,234
TowneBank/Portsmouth VA	33,149	864,526
U.S. Bancorp.	937,321	49,977,956
UMB Financial Corp.	17,016	1,188,738
Union Bankshares Corp.	39,994	1,459,781
United Community Banks Inc./GA	8,469	237,809
Webster Financial Corp.	46,145	2,451,684
Wells Fargo & Co.	3,260,907	157,860,508
WesBanco Inc.	33,618	1,355,478
Westamerica Bancorp.	14,391	924,190
Wintrust Financial Corp.	16,893	1,287,247
Zions Bancorp. N.A	99,442	4,905,474

		763,348,112

Beverages — 3.7%
Brown-Forman Corp., Class A	17,822	932,091
Brown-Forman Corp., Class B, NVS	48,451	2,581,954
Coca-Cola Co. (The)	2,801,209	137,427,313
PepsiCo Inc.	956,322	122,457,032

		263,398,390

Biotechnology — 3.1%
AbbVie Inc.	1,756,388	139,439,644
Amgen Inc.	429,910	77,091,461

		216,531,105

Building Products — 0.6%
AAON Inc.	6,405	321,595
Advanced Drainage Systems Inc.	11,144	312,589
Allegion PLC	19,133	1,898,568
AO Smith Corp.	52,261	2,747,361
Fortune Brands Home & Security Inc.	57,217	3,019,913
Johnson Controls International PLC	582,948	21,860,550
Lennox International Inc.	8,054	2,186,258
Masco Corp.	79,768	3,115,738
Owens Corning	43,546	2,232,603
Simpson Manufacturing Co. Inc.	13,147	837,201
Universal Forest Products Inc.	15,590	576,051

		39,108,427

Capital Markets — 3.8%
Ameriprise Financial Inc.	83,348	12,232,986

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2019	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Bank of New York Mellon Corp. (The)	417,488	$20,732,454
BlackRock Inc.(a)	75,336	36,556,041
CME Group Inc.	122,630	21,938,507
Cohen & Steers Inc.	14,682	736,302
Eaton Vance Corp., NVS	85,420	3,550,909
Evercore Inc., Class A	19,397	1,889,850
FactSet Research Systems Inc.	8,741	2,411,380
Franklin Resources Inc.	207,621	7,181,610
Goldman Sachs Group Inc. (The)	121,258	24,969,447
Intercontinental Exchange Inc.	155,248	12,629,425
MarketAxess Holdings Inc.	7,133	1,985,328
Moody’s Corp.	41,623	8,183,914
Morgan Stanley	803,002	38,744,847
MSCI Inc.	23,405	5,275,019
Nasdaq Inc.	49,130	4,529,786
Northern Trust Corp.	112,499	11,086,776
Raymond James Financial Inc.	45,318	4,149,769
S&P Global Inc.	61,698	13,614,281
SEI Investments Co.	36,240	1,973,268
State Street Corp.	215,184	14,559,349
T Rowe Price Group Inc.	146,042	15,699,515
TD Ameritrade Holding Corp.	123,994	6,519,605

		271,150,368

Chemicals — 1.9%
Air Products & Chemicals Inc.	114,299	23,521,591
Albemarle Corp.	35,146	2,638,059
Ashland Global Holdings Inc.	17,074	1,374,969
Balchem Corp.	3,799	385,637
Cabot Corp.	36,809	1,670,392
Celanese Corp.	59,991	6,472,429
Eastman Chemical Co.	89,829	7,085,712
Ecolab Inc.	58,401	10,750,456
HB Fuller Co.	13,594	665,698
Innospec Inc.	5,698	483,304
International Flavors & Fragrances Inc.	49,796	6,861,391
Linde PLC	229,078	41,293,600
NewMarket Corp.	3,024	1,268,810
PolyOne Corp.	41,795	1,155,214
PPG Industries Inc.	88,564	10,406,270
Quaker Chemical Corp.	2,221	497,104
RPM International Inc.	69,360	4,206,684
Scotts Miracle-Gro Co. (The)	22,440	1,907,849
Sensient Technologies Corp.	20,235	1,418,878
Sherwin-Williams Co. (The)	18,829	8,563,994
Stepan Co.	4,716	436,419
Valvoline Inc.	90,754	1,678,949
Westlake Chemical Corp.	10,601	739,420

		135,482,829

Commercial Services & Supplies — 0.6%
ABM Industries Inc.	27,709	1,052,111
Brady Corp., Class A, NVS	19,248	939,110
Cintas Corp.	18,695	4,059,432
Healthcare Services Group Inc.	37,371	1,265,009
Herman Miller Inc.	27,537	1,068,986
HNI Corp.	29,689	1,089,883
KAR Auction Services Inc.	83,027	4,689,365
Matthews International Corp., Class A	13,751	550,865
Mobile Mini Inc.	29,134	1,049,407
MSA Safety Inc.	11,152	1,225,716

Security	Shares	Value

Commercial Services & Supplies (continued)
Republic Services Inc.	88,157	$7,301,163
Rollins Inc.	32,993	1,275,839
Tetra Tech Inc.	10,459	676,907
Waste Management Inc.	155,427	16,683,534

		42,927,327

Communications Equipment — 2.1%
Cisco Systems Inc.	2,446,873	136,902,544
Motorola Solutions Inc.	56,802	8,231,178

		145,133,722

Construction & Engineering — 0.0%
Comfort Systems USA Inc.	5,296	286,514

Construction Materials — 0.1%
Vulcan Materials Co.	30,537	3,851,021

Consumer Finance — 0.5%
American Express Co.	213,771	25,060,374
Discover Financial Services	160,261	13,059,669

		38,120,043

Containers & Packaging — 0.4%
AptarGroup Inc.	18,259	2,031,131
Avery Dennison Corp.	35,822	3,963,704
Bemis Co. Inc.	47,418	2,722,742
Packaging Corp. of America	64,430	6,388,879
Silgan Holdings Inc.	23,135	692,662
Sonoco Products Co.	60,040	3,786,122
Westrock Co.	258,577	9,924,185

		29,509,425

Distributors — 0.2%
Core-Mark Holding Co. Inc.	11,368	413,227
Genuine Parts Co.	83,206	8,531,943
Pool Corp.	9,895	1,818,107

		10,763,277

Diversified Consumer Services — 0.0%
Service Corp. International/U.S.	64,235	2,672,818

Diversified Telecommunication Services — 2.8%
Verizon Communications Inc.	3,502,687	200,318,670

Electric Utilities — 2.3%
ALLETE Inc.	31,421	2,559,240
Alliant Energy Corp.	155,695	7,353,475
American Electric Power Co. Inc.	346,570	29,649,064
El Paso Electric Co.	22,381	1,367,703
Evergy Inc.	193,927	11,212,859
Eversource Energy	197,023	14,118,668
IDACORP Inc.	27,438	2,716,911
MGE Energy Inc.	15,746	1,067,421
NextEra Energy Inc.	271,419	52,774,710
OGE Energy Corp.	148,665	6,294,476
Otter Tail Corp.	23,649	1,213,194
Pinnacle West Capital Corp.	76,265	7,265,767
PNM Resources Inc.	44,659	2,073,964
Portland General Electric Co.	54,391	2,845,193
Xcel Energy Inc.	301,496	17,034,524

		159,547,169

Electrical Equipment — 1.0%
Eaton Corp. PLC	301,321	24,955,405
Emerson Electric Co.	386,391	27,429,897
Hubbell Inc.	33,090	4,222,284

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
nVent Electric PLC	90,373	$2,525,925
Regal Beloit Corp.	12,744	1,084,260
Rockwell Automation Inc.	55,901	10,101,870

		70,319,641

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	63,091	6,281,340
AVX Corp.	26,207	427,436
CDW Corp./DE	40,388	4,264,973
Corning Inc.	394,443	12,563,010
Dolby Laboratories Inc., Class A	16,083	1,040,409
FLIR Systems Inc.	39,879	2,111,194
Littelfuse Inc.	4,766	958,204
National Instruments Corp.	52,543	2,474,775
SYNNEX Corp.	14,142	1,525,639
TE Connectivity Ltd.	157,172	15,033,502

		46,680,482

Entertainment — 1.0%
Activision Blizzard Inc.	130,289	6,281,233
Walt Disney Co. (The)	486,015	66,569,474

		72,850,707

Food & Staples Retailing — 2.0%
Casey’s General Stores Inc.	6,939	918,377
Costco Wholesale Corp.	97,158	23,855,204
Kroger Co. (The)	335,941	8,660,559
Sysco Corp.	240,238	16,905,548
Walgreens Boots Alliance Inc.	493,545	26,439,205
Walmart Inc.	641,993	66,022,560

		142,801,453

Food Products — 1.7%
Archer-Daniels-Midland Co.	396,142	17,667,933
Bunge Ltd.	118,229	6,196,382
Calavo Growers Inc.	3,894	373,084
Hershey Co. (The)	76,999	9,613,325
Hormel Foods Corp.	112,546	4,495,087
Ingredion Inc.	39,111	3,705,767
J&J Snack Foods Corp.	4,179	656,855
JM Smucker Co. (The)	79,945	9,803,656
Kellogg Co.	221,491	13,355,907
Lancaster Colony Corp.	7,076	1,052,272
McCormick & Co. Inc./MD, NVS	43,515	6,700,005
Mondelez International Inc., Class A	685,800	34,872,930
Tyson Foods Inc., Class A	148,098	11,108,831

		119,602,034

Gas Utilities — 0.3%
Atmos Energy Corp.	52,718	5,395,160
National Fuel Gas Co.	52,259	3,094,255
New Jersey Resources Corp.	45,405	2,273,883
South Jersey Industries Inc.	76,583	2,459,846
Southwest Gas Holdings Inc.	28,817	2,397,286
Spire Inc.	32,313	2,720,432
UGI Corp.	71,477	3,896,211

		22,237,073

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	616,396	49,040,466
Baxter International Inc.	106,863	8,153,647
Becton Dickinson and Co.	70,661	17,010,929
Cantel Medical Corp.	2,656	183,105
Danaher Corp.	67,259	8,907,782

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Dentsply Sirona Inc.	34,869	$1,782,852
Hill-Rom Holdings Inc.	11,037	1,119,372
Medtronic PLC	621,449	55,190,886
ResMed Inc.	44,804	4,682,466
Steris PLC	20,679	2,708,535
Stryker Corp.	72,978	13,786,274
West Pharmaceutical Services Inc.	9,672	1,197,297

		163,763,611

Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	70,032	5,235,592
Anthem Inc.	56,010	14,732,310
Cardinal Health Inc.	250,163	12,185,440
Chemed Corp.	1,159	378,738
Encompass Health Corp.	38,235	2,464,246
Ensign Group Inc. (The)	3,930	202,474
Humana Inc.	21,588	5,513,791
McKesson Corp.	57,321	6,835,529
Patterson Companies Inc.	83,920	1,832,813
Quest Diagnostics Inc.	74,013	7,133,373
UnitedHealth Group Inc.	308,619	71,929,830

		128,444,136

Hotels, Restaurants & Leisure — 2.7%
Aramark	77,839	2,419,236
Brinker International Inc.	28,716	1,228,183
Cheesecake Factory Inc. (The)	25,950	1,287,639
Cracker Barrel Old Country Store Inc.	16,417	2,770,205
Darden Restaurants Inc.	72,681	8,547,286
Domino’s Pizza Inc.	7,805	2,111,877
Dunkin’ Brands Group Inc.	33,655	2,511,673
Marriott International Inc./MD, Class A	78,839	10,755,216
Marriott Vacations Worldwide Corp.	15,914	1,680,996
McDonald’s Corp.	418,647	82,712,088
Papa John’s International Inc.	9,014	461,156
Royal Caribbean Cruises Ltd.	87,058	10,528,794
Starbucks Corp.	534,014	41,482,207
Texas Roadhouse Inc.	23,517	1,270,153
Wendy’s Co. (The)	95,828	1,783,359
Wyndham Destinations Inc.	74,914	3,263,254
Wyndham Hotels & Resorts Inc.	39,893	2,222,838
Yum! Brands Inc.	115,427	12,049,425

		189,085,585

Household Durables — 0.2%
DR Horton Inc.	112,258	4,974,152
Leggett & Platt Inc.	94,166	3,706,374
Whirlpool Corp.	45,200	6,274,664

		14,955,190

Household Products — 3.5%
Church & Dwight Co. Inc.	73,343	5,497,058
Clorox Co. (The)	66,421	10,609,426
Colgate-Palmolive Co.	473,130	34,439,133
Kimberly-Clark Corp.	254,107	32,622,257
Procter & Gamble Co. (The)	1,539,116	163,885,072
WD-40 Co.	4,082	686,796

		247,739,742

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp./VA	436,257	7,468,720
Ormat Technologies Inc.	8,177	477,210

		7,945,930

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2019	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 1.9%
3M Co.	352,341	$66,772,143
Carlisle Companies Inc.	16,514	2,335,410
Honeywell International Inc.	336,486	58,424,064
Roper Technologies Inc.	12,626	4,541,572

		132,073,189

Insurance — 3.9%
Aflac Inc.	358,478	18,060,122
Allstate Corp. (The)	156,565	15,509,329
American Equity Investment Life Holding Co.	17,224	506,558
American Financial Group Inc./OH	20,419	2,113,979
Aon PLC	50,252	9,052,395
Argo Group International Holdings Ltd.	13,223	1,032,320
Arthur J Gallagher & Co.	85,150	7,120,243
Assurant Inc.	26,444	2,512,180
Assured Guaranty Ltd.	33,159	1,581,684
Axis Capital Holdings Ltd.	50,483	2,869,958
Brown & Brown Inc.	54,878	1,742,376
Chubb Ltd.	215,149	31,239,635
Cincinnati Financial Corp.	80,261	7,719,503
CNO Financial Group Inc.	82,861	1,371,350
Erie Indemnity Co., Class A, NVS	8,262	1,564,162
Everest Re Group Ltd.	21,786	5,130,603
FBL Financial Group Inc., Class A	5,366	335,214
Fidelity National Financial Inc.	201,552	8,052,002
First American Financial Corp.	78,081	4,455,302
Hanover Insurance Group Inc. (The)	18,344	2,212,470
Hartford Financial Services Group Inc. (The)	188,747	9,873,356
Horace Mann Educators Corp.	18,631	718,784
Lincoln National Corp.	108,309	7,226,376
Marsh & McLennan Companies Inc.	195,647	18,447,556
MetLife Inc.	785,899	36,253,521
Old Republic International Corp.	230,763	5,159,861
Primerica Inc.	10,337	1,346,808
Prudential Financial Inc.	368,515	38,955,721
Reinsurance Group of America Inc.	20,325	3,079,441
RenaissanceRe Holdings Ltd.	7,793	1,210,720
RLI Corp.	10,307	838,268
Selective Insurance Group Inc.	11,169	796,461
Torchmark Corp.	17,133	1,501,879
Travelers Companies Inc. (The)	132,074	18,985,637
Unum Group	134,202	4,954,738
WR Berkley Corp.	21,937	1,344,738

		274,875,250

Internet & Direct Marketing Retail — 0.0%
Expedia Group Inc.	25,897	3,362,466

IT Services — 2.4%
Accenture PLC, Class A	244,205	44,608,927
Automatic Data Processing Inc.	193,238	31,766,395
Booz Allen Hamilton Holding Corp.	53,003	3,142,548
Broadridge Financial Solutions Inc.	48,696	5,752,459
Fidelity National Information Services Inc.	83,524	9,682,937
Jack Henry & Associates Inc.	19,987	2,979,262
Mastercard Inc., Class A	113,947	28,969,885
Sabre Corp.	151,958	3,154,648
Visa Inc., Class A	253,264	41,644,200

		171,701,261

Leisure Products — 0.2%
Brunswick Corp./DE	29,469	1,509,108

Security	Shares	Value

Leisure Products (continued)
Hasbro Inc.	71,200	$7,252,432
Polaris Industries Inc.	34,288	3,305,363

		12,066,903

Machinery — 2.3%
AGCO Corp.	12,511	885,529
Altra Industrial Motion Corp.	29,376	1,101,306
Barnes Group Inc.	11,961	665,271
Caterpillar Inc.	320,730	44,716,177
Cummins Inc.	92,685	15,412,589
Donaldson Co. Inc.	42,009	2,249,162
Dover Corp.	66,168	6,487,111
Franklin Electric Co. Inc.	9,099	444,577
Graco Inc.	47,756	2,447,495
Greenbrier Companies Inc. (The)	17,898	635,916
Hillenbrand Inc.	25,370	1,091,417
IDEX Corp.	19,422	3,042,650
Illinois Tool Works Inc.	182,537	28,408,233
Ingersoll-Rand PLC	104,087	12,762,107
ITT Inc.	17,581	1,064,530
Lincoln Electric Holdings Inc.	29,901	2,609,460
Nordson Corp.	11,538	1,683,971
Oshkosh Corp.	21,389	1,766,517
PACCAR Inc.	141,242	10,122,814
Pentair PLC	58,309	2,273,468
Snap-on Inc.	28,218	4,748,525
Stanley Black & Decker Inc.	63,351	9,287,257
Terex Corp.	16,264	542,079
Timken Co. (The)	38,299	1,836,437
Toro Co. (The)	29,455	2,154,633
Trinity Industries Inc.	73,347	1,581,361
Wabtec Corp.	19,761	1,463,697
Watts Water Technologies Inc., Class A	6,274	536,992
Xylem Inc./NY	48,774	4,067,752

		166,089,033

Media — 1.5%
Comcast Corp., Class A	1,903,832	82,873,807
Interpublic Group of Companies Inc. (The)	337,941	7,772,643
John Wiley & Sons Inc., Class A	28,945	1,336,680
Meredith Corp.	34,445	2,032,255
Nexstar Media Group Inc., Class A	17,181	2,011,036
Omnicom Group Inc.	152,011	12,165,440
Sinclair Broadcast Group Inc., Class A	32,267	1,477,506

		109,669,367

Metals & Mining — 0.3%
Kaiser Aluminum Corp.	7,772	764,765
Nucor Corp.	178,923	10,211,136
Reliance Steel & Aluminum Co.	34,178	3,143,009
Royal Gold Inc.	17,135	1,491,773
Steel Dynamics Inc.	100,569	3,186,026
Worthington Industries Inc.	21,564	865,363

		19,662,072

Multi-Utilities — 1.9%
Avista Corp.	54,254	2,340,518
Black Hills Corp.	32,410	2,358,152
CenterPoint Energy Inc.	407,161	12,621,991
CMS Energy Corp.	170,350	9,462,942
Consolidated Edison Inc.	236,042	20,337,379
DTE Energy Co.	119,440	15,014,802
MDU Resources Group Inc.	129,437	3,384,777

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
NiSource Inc.	229,640	$6,379,399
NorthWestern Corp.	34,195	2,388,521
Public Service Enterprise Group Inc.	328,120	19,572,358
Sempra Energy	172,666	22,092,615
WEC Energy Group Inc.	206,962	16,232,030

		132,185,484

Multiline Retail — 0.5%
Big Lots Inc.	32,311	1,200,677
Dillard’s Inc., Class A	2,059	140,939
Kohl’s Corp.	122,154	8,685,149
Target Corp.	370,133	28,655,697

		38,682,462

Oil, Gas & Consumable Fuels — 4.0%
Chevron Corp.	1,568,553	188,320,473
Marathon Petroleum Corp.	520,739	31,697,383
Phillips 66	296,495	27,950,584
Valero Energy Corp.	400,034	36,267,082

		284,235,522

Paper & Forest Products — 0.0%
Domtar Corp.	46,155	2,256,979

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	52,179	8,964,874
Inter Parfums Inc.	4,793	347,445
Nu Skin Enterprises Inc., Class A	30,277	1,540,191

		10,852,510

Pharmaceuticals — 7.7%
Bristol-Myers Squibb Co.	1,078,200	50,060,826
Johnson & Johnson	1,398,963	197,533,575
Merck & Co. Inc.	1,509,100	118,781,261
Perrigo Co. PLC	42,987	2,059,937
Pfizer Inc.	4,236,277	172,035,209
Zoetis Inc.	71,457	7,277,181

		547,747,989

Professional Services — 0.1%
Exponent Inc.	10,196	577,298
Insperity Inc.	5,262	629,125
ManpowerGroup Inc.	32,355	3,107,374
Robert Half International Inc.	48,425	3,006,708

		7,320,505

Real Estate Management & Development — 0.0%
Jones Lang LaSalle Inc.	4,944	764,194
Kennedy-Wilson Holdings Inc.	108,496	2,337,004

		3,101,198

Road & Rail — 1.2%
CSX Corp.	228,084	18,162,329
JB Hunt Transport Services Inc.	18,829	1,778,964
Kansas City Southern	28,200	3,472,548
Landstar System Inc.	5,433	591,980
Ryder System Inc.	40,115	2,527,245
Union Pacific Corp.	333,034	58,960,339

		85,493,405

Semiconductors & Semiconductor Equipment — 3.9%
Analog Devices Inc.	159,798	18,574,920
Broadcom Inc.	344,090	109,558,256
KLA-Tencor Corp.	92,057	11,735,426
Lam Research Corp.	86,138	17,867,605
Maxim Integrated Products Inc.	202,028	12,121,680

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology Inc.	85,412	$8,531,805
MKS Instruments Inc.	11,439	1,041,063
NVIDIA Corp.	54,574	9,877,894
Power Integrations Inc.	6,498	513,472
Skyworks Solutions Inc.	71,286	6,285,999
Texas Instruments Inc.	597,872	70,447,258
Xilinx Inc.	63,754	7,659,406

		274,214,784

Software — 4.1%
Intuit Inc.	41,965	10,535,733
j2 Global Inc.	21,153	1,853,426
Microsoft Corp.	1,801,129	235,227,447
Oracle Corp.	788,090	43,605,020

		291,221,626

Specialty Retail — 2.9%
Best Buy Co. Inc.	133,098	9,903,822
Children’s Place Inc. (The)	7,770	876,611
Dick’s Sporting Goods Inc.	37,208	1,376,696
Foot Locker Inc.	53,688	3,071,491
Home Depot Inc. (The)	537,506	109,489,972
Lithia Motors Inc., Class A	6,444	731,523
Lowe’s Companies Inc.	320,909	36,307,644
Monro Inc.	7,236	606,594
Penske Automotive Group Inc.	27,355	1,256,142
Ross Stores Inc.	76,090	7,430,950
Signet Jewelers Ltd.	63,473	1,471,304
Tiffany & Co.	53,977	5,819,800
TJX Companies Inc. (The)	396,415	21,755,255
Tractor Supply Co.	34,818	3,603,663
Williams-Sonoma Inc.	50,588	2,892,116

		206,593,583

Technology Hardware, Storage & Peripherals — 3.4%
Apple Inc.	1,144,423	229,651,363
NetApp Inc.	134,665	9,810,345
Xerox Corp.	143,966	4,802,706

		244,264,414

Textiles, Apparel & Luxury Goods — 0.7%
Carter’s Inc.	18,958	2,007,842
Columbia Sportswear Co.	6,063	606,118
Hanesbrands Inc.	253,674	4,583,889
NIKE Inc., Class B	280,502	24,636,490
Oxford Industries Inc.	6,717	557,914
VF Corp.	165,936	15,666,018

		48,058,271

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares Inc.	77,275	1,346,903
Provident Financial Services Inc.	45,169	1,197,882
Washington Federal Inc.	46,016	1,524,970
WSFS Financial Corp.	7,350	317,373

		4,387,128

Trading Companies & Distributors — 0.3%
Air Lease Corp.	31,117	1,199,871
Applied Industrial Technologies Inc.	18,038	1,081,198
Fastenal Co.	169,287	11,943,198
GATX Corp.	18,380	1,417,649
MSC Industrial Direct Co. Inc., Class A	28,963	2,422,755
WW Grainger Inc.	17,606	4,964,892

		23,029,563

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2019	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities — 0.2%
American States Water Co.	12,338	$878,096
American Water Works Co. Inc.	69,018	7,467,057
Aqua America Inc.	93,610	3,656,407
California Water Service Group	15,583	785,227

		12,786,787

Wireless Telecommunication Services — 0.0%
Shenandoah Telecommunications Co.	6,558	271,042
Telephone & Data Systems Inc.	40,635	1,295,444

		1,566,486

Total Common Stocks — 99.7% (Cost: $6,230,014,527)		7,064,813,586

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(a)(b)	10,714,798	10,714,798

Total Short-Term Investments — 0.2% (Cost: $10,714,798)		10,714,798

Total Investments in Securities — 99.9% (Cost: $6,240,729,325)		7,075,528,384

Other Assets, Less Liabilities — 0.1%		9,280,853

Net Assets — 100.0%		$7,084,809,237

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased		Shares Sold	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,355,036	359,762	(b)	—	10,714,798	$10,714,798	$226,610	$—	$—
BlackRock Inc.	28,538	58,423		(11,625)	75,336	36,556,041	632,298	(667,524)	1,832,589
PNC Financial Services Group Inc. (The)(c)	111,724	212,220		(30,823)	293,121	N/A	838,206	(240,946)	(1,618,290)

						$47,270,839	$1,697,114	$(908,470)	$214,299

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)	As of year end, the entity is no longer an affiliate of the Fund.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	127	06/21/19	$18,723	$435,158

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Core Dividend Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$435,158

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,444,028

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$452,059

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,303,577

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$7,064,813,586	$—	$—	$7,064,813,586
Money Market Funds	10,714,798	—	—	10,714,798

	$7,075,528,384	$—	$—	$7,075,528,384

Derivative financial instruments(a)
Assets
Futures Contracts	$435,158	$—	$—	$435,158

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments April 30, 2019	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Lockheed Martin Corp.	329,430	$109,808,902

Air Freight & Logistics — 1.7%
United Parcel Service Inc., Class B	1,125,414	119,541,475

Banks — 10.2%
Bank of Hawaii Corp.	57,886	4,768,649
BB&T Corp.	1,132,128	57,964,954
Comerica Inc.	211,122	16,592,078
JPMorgan Chase & Co.	4,707,869	546,348,197
U.S. Bancorp.	2,018,958	107,650,840

		733,324,718

Beverages — 7.8%
Coca-Cola Co. (The)	6,033,627	296,009,740
PepsiCo Inc.	2,059,893	263,769,299

		559,779,039

Capital Markets — 0.6%
Artisan Partners Asset Management Inc., Class A	201,226	5,702,745
Cohen & Steers Inc.	32,297	1,619,694
Eaton Vance Corp., NVS	182,739	7,596,460
Franklin Resources Inc.	444,696	15,382,035
Janus Henderson Group PLC	457,282	11,464,060
Moelis & Co., Class A	96,428	3,948,727

		45,713,721

Chemicals — 0.7%
Air Products & Chemicals Inc.	245,842	50,591,825

Communications Equipment — 4.1%
Cisco Systems Inc.	5,270,474	294,883,020

Diversified Telecommunication Services — 6.5%
Verizon Communications Inc.	8,206,745	469,343,747

Electric Utilities — 4.8%
ALLETE Inc.	67,420	5,491,359
Alliant Energy Corp.	334,885	15,816,618
American Electric Power Co. Inc.	746,265	63,842,971
Duke Energy Corp.	1,354,933	123,461,495
Exelon Corp.	1,328,547	67,689,470
Hawaiian Electric Industries Inc.	164,140	6,808,527
Pinnacle West Capital Corp.	163,954	15,619,898
Portland General Electric Co.	117,029	6,121,787
Xcel Energy Inc.	650,794	36,769,861

		341,621,986

Electrical Equipment — 1.6%
Eaton Corp. PLC	648,587	53,715,975
Emerson Electric Co.	831,848	59,052,890

		112,768,865

Energy Equipment & Services — 1.8%
Core Laboratories NV	67,592	4,284,657
Schlumberger Ltd.	2,930,353	125,067,466

		129,352,123

Food Products — 0.3%
Hershey Co. (The)	166,667	20,808,375

Gas Utilities — 0.1%
National Fuel Gas Co.	111,869	6,623,764

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	654,445	$35,902,853
Cracker Barrel Old Country Store Inc.	35,300	5,956,522
Las Vegas Sands Corp.	835,750	56,037,037

		97,896,412

Household Durables — 0.3%
Garmin Ltd.	140,491	12,045,698
Leggett & Platt Inc.	201,499	7,931,001

		19,976,699

Household Products — 6.9%
Colgate-Palmolive Co.	1,019,081	74,178,906
Kimberly-Clark Corp.	547,344	70,268,023
Procter & Gamble Co. (The)	3,315,193	353,001,750

		497,448,679

Industrial Conglomerates — 2.0%
3M Co.	758,895	143,818,191

Insurance — 1.3%
Fidelity National Financial Inc.	433,490	17,317,926
Progressive Corp. (The)	935,429	73,103,776

		90,421,702

IT Services — 0.5%
Paychex Inc.	427,614	36,052,136

Leisure Products — 0.2%
Hasbro Inc.	152,463	15,529,881

Machinery — 1.3%
Cummins Inc.	200,054	33,266,980
Illinois Tool Works Inc.	393,054	61,170,994

		94,437,974

Multi-Utilities — 3.8%
CMS Energy Corp.	368,690	20,480,730
Dominion Energy Inc.	1,697,143	132,156,525
DTE Energy Co.	257,887	32,418,975
MDU Resources Group Inc.	277,080	7,245,642
NorthWestern Corp.	73,061	5,103,311
Public Service Enterprise Group Inc.	705,691	42,094,468
WEC Energy Group Inc.	446,601	35,026,916

		274,526,567

Oil, Gas & Consumable Fuels — 18.6%
Chevron Corp.	3,378,591	405,633,635
Exxon Mobil Corp.	8,037,717	645,267,921
ONEOK Inc.	992,419	67,415,023
Phillips 66	638,262	60,168,959
Valero Energy Corp.	861,623	78,114,741
Williams Companies Inc. (The)	2,762,183	78,252,644

		1,334,852,923

Pharmaceuticals — 15.0%
Johnson & Johnson	3,185,319	449,767,043
Merck & Co. Inc.	3,250,532	255,849,374
Pfizer Inc.	9,124,691	370,553,701

		1,076,170,118

Real Estate Management & Development — 0.1%
Kennedy-Wilson Holdings Inc.	231,681	4,990,409

Semiconductors & Semiconductor Equipment — 5.8%
Broadcom Inc.	741,117	235,971,653
Maxim Integrated Products Inc.	436,599	26,195,940

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments Inc.	1,287,764	$151,737,232

		413,904,825

Specialty Retail — 0.1%
Williams-Sonoma Inc.	108,025	6,175,789

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares Inc.	192,756	3,359,737
Provident Financial Services Inc.	97,518	2,586,178
TFS Financial Corp.	145,936	2,428,375

		8,374,290

Trading Companies & Distributors — 0.6%
Fastenal Co.	365,571	25,791,034
MSC Industrial Direct Co. Inc., Class A	61,794	5,169,068
Watsco Inc.	65,506	10,380,736

		41,340,838

Total Common Stocks — 99.7% (Cost: $6,398,742,647)		7,150,078,993

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(a)(b)	15,347,182	$15,347,182

Total Short-Term Investments — 0.2% (Cost: $15,347,182)		15,347,182

Total Investments in Securities — 99.9% (Cost: $6,414,089,829)		7,165,426,175

Other Assets, Less Liabilities — 0.1%		10,314,764

Net Assets — 100.0%		$7,175,740,939

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,417,366	(4,417,366)	—	$—	$85,580	(b)	$(665)	$275
BlackRock Cash Funds: Treasury, SL Agency Shares	9,926,302	5,420,880	15,347,182	15,347,182	282,675		—	—

				$15,347,182	$368,255		$(665)	$275

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	169	06/21/19	$24,915	$714,485

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$714,485

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2019	iShares® Core High Dividend ETF

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$507,695

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$901,754

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,846,917

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$7,150,078,993	$—	$—	$7,150,078,993
Money Market Funds	15,347,182	—	—	15,347,182

	$7,165,426,175	$—	$—	$7,165,426,175

Derivative financial instruments(a)
Assets
Futures Contracts	$714,485	$—	$—	$714,485

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 15.5%
Amcor Ltd./Australia	2,219,151	$25,038,054
APA Group	2,361,993	15,993,145
AusNet Services	2,673,193	3,339,711
Australia & New Zealand Banking Group Ltd.	2,936,047	56,209,808
Bendigo & Adelaide Bank Ltd.	3,621,962	26,257,980
Commonwealth Bank of Australia	2,943,492	154,388,839
CSR Ltd.	3,871,951	9,701,973
Fortescue Metals Group Ltd.	2,368,929	11,921,703
Harvey Norman Holdings Ltd.	3,991,324	11,714,756
National Australia Bank Ltd.	3,980,342	71,019,653
Perpetual Ltd.(a)	3,344,541	96,327,956
Suncorp Group Ltd.	2,462,736	23,002,179
Sydney Airport	2,699,370	14,477,634
Tabcorp Holdings Ltd.	2,285,942	7,706,921
Wesfarmers Ltd.	3,285,502	83,273,161
Westpac Banking Corp.	3,520,527	68,167,672

		678,541,145

Austria — 0.9%
Oesterreichische Post AG	1,028,630	40,001,682

Belgium — 1.1%
Proximus SADP	1,729,777	48,367,124

Canada — 4.5%
Bank of Nova Scotia (The)	809,277	44,386,305
Canadian Imperial Bank of Commerce	842,902	70,686,719
Emera Inc.	837,968	31,339,704
IGM Financial Inc.	1,117,979	30,750,240
Russel Metals Inc.	1,064,610	18,677,368

		195,840,336

Denmark — 0.9%
Danske Bank A/S	2,300,126	40,760,153

Finland — 5.3%
Elisa OYJ	638,544	27,071,777
Fortum OYJ	778,587	16,439,085
Nokian Renkaat OYJ	689,739	23,050,588
Nordea Bank Abp	12,955,420	101,865,785
Sampo OYJ, Class A	942,791	43,066,462
UPM-Kymmene OYJ	668,695	18,817,607

		230,311,304

France — 8.4%
BNP Paribas SA	1,438,594	76,500,462
Bouygues SA	1,108,828	41,678,957
Casino Guichard Perrachon SA(b)	1,448,440	59,249,265
Engie SA	1,217,049	18,010,927
Lagardere SCA	1,211,941	32,950,489
Natixis SA	1,329,492	7,819,323
Orange SA	1,116,237	17,469,760
Societe Generale SA	1,728,419	54,663,273
TOTAL SA	1,085,639	60,280,225

		368,622,681

Germany — 6.6%
Aareal Bank AG	2,732,221	95,258,871
Freenet AG	3,264,716	76,468,274
ProSiebenSat.1 Media SE	2,811,906	44,228,561
RTL Group SA	831,826	46,704,616

Security	Shares	Value

Germany (continued)
TUI AG	2,489,986	$27,714,950

		290,375,272

Hong Kong — 2.0%
PCCW Ltd.	8,011,000	4,829,841
VTech Holdings Ltd.	8,954,200	81,662,249

		86,492,090

Italy — 8.8%
Azimut Holding SpA	6,688,176	134,917,968
Banca Mediolanum SpA	5,989,705	43,934,398
Enel SpA	4,423,664	27,955,922
Eni SpA	5,106,617	87,092,440
Intesa Sanpaolo SpA	8,398,004	21,995,021
Italgas SpA	4,098,543	25,538,412
Snam SpA	5,010,545	25,476,710
UnipolSai Assicurazioni SpA	6,010,385	16,448,926

		383,359,797

Netherlands — 3.4%
ABN AMRO Group NV, CVA(c)	2,542,500	59,751,524
Aegon NV	2,281,854	11,906,673
BE Semiconductor Industries NV	2,718,057	78,041,800

		149,699,997

New Zealand — 2.1%
SKYCITY Entertainment Group Ltd.	16,849,795	45,847,489
Spark New Zealand Ltd.	18,113,401	44,332,971

		90,180,460

Norway — 2.2%
Equinor ASA	926,820	20,626,367
Mowi ASA	1,087,536	23,505,115
Salmar ASA	1,141,991	51,767,617

		95,899,099

Portugal — 1.0%
EDP - Energias de Portugal SA	11,216,600	42,475,551

Spain — 4.4%
Enagas SA	2,248,624	64,008,869
Mapfre SA	2,614,319	7,837,399
Naturgy Energy Group SA	2,190,315	62,152,682
Red Electrica Corp. SA	2,032,174	42,098,821
Telefonica SA	2,161,014	17,999,186

		194,096,957

Sweden — 5.2%
Hennes & Mauritz AB, Class B	3,543,931	61,724,670
JM AB	3,104,799	59,046,962
Skandinaviska Enskilda Banken AB, Class A	3,172,527	30,240,922
Swedbank AB, Class A	4,014,731	65,055,467
Telia Co. AB	2,871,387	12,214,298

		228,282,319

Switzerland — 3.2%
Swiss Prime Site AG, Registered	134,857	10,825,616
Swiss Re AG	163,041	15,689,696
Swisscom AG, Registered	135,311	63,034,477
Zurich Insurance Group AG	164,557	52,467,683

		142,017,472

United Kingdom — 22.9%
Aviva PLC	4,381,505	24,532,822
Bovis Homes Group PLC	3,331,273	48,205,238
BP PLC	3,945,741	28,754,209
British American Tobacco PLC	4,535,898	176,805,393

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2019	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
BT Group PLC	4,728,984	$14,120,796
Centamin PLC	2,998,778	3,459,781
Crest Nicholson Holdings PLC	5,675,986	28,488,074
Galliford Try PLC(a)	6,404,916	45,255,750
GlaxoSmithKline PLC	3,616,197	74,174,097
Greene King PLC	3,412,466	28,515,921
HSBC Holdings PLC	4,174,248	36,301,973
IG Group Holdings PLC	5,385,153	35,789,771
Legal & General Group PLC	3,855,164	13,981,733
Marks & Spencer Group PLC	3,394,111	12,650,312
National Grid PLC	3,736,146	40,723,313
Phoenix Group Holdings PLC	4,574,667	43,088,202
Royal Dutch Shell PLC, Class A	4,199,315	134,123,716
SSE PLC	5,521,427	82,381,211
Standard Life Aberdeen PLC	6,722,442	24,441,993
United Utilities Group PLC	3,210,068	34,683,667
Vodafone Group PLC	6,564,975	12,152,971
WPP PLC	4,656,056	58,052,216

		1,000,683,159

Total Common Stocks — 98.4% (Cost: $4,483,928,877)		4,306,006,598

Preferred Stocks

Germany — 0.5%
Schaeffler AG, Preference Shares, NVS	2,784,807	23,750,314

Total Preferred Stocks — 0.5% (Cost: $23,428,259)		23,750,314

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(a)(d)(e)	7,909,307	$7,912,471
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(a)(d)	1,573,349	1,573,349

		9,485,820

Total Short-Term Investments — 0.2% (Cost: $9,483,475)		9,485,820

Total Investments in Securities — 99.1% (Cost: $4,516,840,611)		4,339,242,732

Other Assets, Less Liabilities — 0.9%		38,175,415

Net Assets — 100.0%		$4,377,418,147

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased		Shares Sold		Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	7,909,307	(b)	—		7,909,307	$7,912,471	$1,004,132	(c)	$17,304	$2,345
BlackRock Cash Funds: Treasury, SL Agency Shares	3,551,785	—		(1,978,436	)(b)	1,573,349	1,573,349	73,421		—	—
Galliford Try PLC	9,121,367	668,856		(3,385,307)		6,404,916	45,255,750	8,180,134		(3,765,784)	(35,335,561)
Perpetual Ltd.	—	3,364,670		(20,129)		3,344,541	96,327,956	—		(46,983)	(2,264,549)

							$151,069,526	$9,257,687		$(3,795,463)	$(37,597,765)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	85	06/20/19	$9,429	$144,878
Euro STOXX 50 Index	546	06/21/19	21,123	585,375

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® International Select Dividend ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
FTSE 100 Index	156	06/21/19	$14,991	$159,829

				$890,082

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$890,082

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$921,459

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$11,960

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,057,975

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,306,006,598	$—	$—	$4,306,006,598
Preferred Stocks	23,750,314	—	—	23,750,314
Money Market Funds	9,485,820	—	—	9,485,820

	$4,339,242,732	$—	$—	$4,339,242,732

Derivative financial instruments(a)
Assets
Futures Contracts	$890,082	$—	$—	$890,082

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments April 30, 2019	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Lockheed Martin Corp.	518,451	$172,815,272

Automobiles — 4.5%
Ford Motor Co.	44,088,536	460,725,201
General Motors Co.	5,504,951	214,417,841
Harley-Davidson Inc.	3,318,076	123,531,970

		798,675,012

Banks — 7.0%
Bank of Hawaii Corp.	881,027	72,579,004
BB&T Corp.	3,473,051	177,820,211
FNB Corp.	7,002,913	84,945,335
Huntington Bancshares Inc./OH	15,315,376	213,190,034
KeyCorp.	12,582,855	220,829,105
PacWest Bancorp.	2,595,853	102,665,986
People’s United Financial Inc.	8,074,656	139,610,802
Trustmark Corp.	1,427,041	51,316,395
United Bankshares Inc./WV	2,200,471	86,346,482
Valley National Bancorp.	7,008,373	73,447,749

		1,222,751,103

Beverages — 1.2%
Coca-Cola Co. (The)	4,293,050	210,617,033

Capital Markets — 2.6%
Federated Investors Inc., Class B	1,997,350	61,378,566
Invesco Ltd.	8,679,534	190,689,362
Janus Henderson Group PLC	3,561,011	89,274,546
Lazard Ltd., Class A	2,789,838	108,468,901

		449,811,375

Chemicals — 3.5%
CF Industries Holdings Inc.	3,811,590	170,683,000
Huntsman Corp.	4,595,594	102,206,010
LyondellBasell Industries NV, Class A	2,897,321	255,630,632
Olin Corp.	3,716,598	80,613,011

		609,132,653

Containers & Packaging — 4.3%
International Paper Co.	5,248,888	245,700,447
Packaging Corp. of America	1,845,362	182,986,096
Sonoco Products Co.	2,077,192	130,987,728
Westrock Co.	5,242,687	201,214,327

		760,888,598

Distributors — 0.8%
Genuine Parts Co.	1,438,115	147,464,312

Diversified Consumer Services — 0.7%
H&R Block Inc.	4,421,181	120,300,335

Diversified Telecommunication Services — 5.0%
AT&T Inc.	12,158,777	376,435,736
CenturyLink Inc.	22,742,091	259,714,679
Verizon Communications Inc.	4,204,498	240,455,241

		876,605,656

Electric Utilities — 13.9%
Alliant Energy Corp.	3,719,411	175,667,782
American Electric Power Co. Inc.	2,247,144	192,243,169
Edison International	3,664,179	233,664,695
Entergy Corp.	2,341,686	226,909,373
Eversource Energy	2,453,962	175,850,917
Exelon Corp.	3,406,967	173,584,969

Security	Shares	Value

Electric Utilities (continued)
FirstEnergy Corp.	5,064,885	$212,877,117
IDACORP Inc.	1,053,087	104,276,675
NextEra Energy Inc.	785,159	152,666,316
OGE Energy Corp.	4,242,066	179,609,074
Pinnacle West Capital Corp.	1,875,645	178,692,699
PPL Corp.	8,763,664	273,513,953
Xcel Energy Inc.	2,963,792	167,454,248

		2,447,010,987

Electrical Equipment — 2.1%
Eaton Corp. PLC	2,431,775	201,399,606
Emerson Electric Co.	2,348,890	166,747,701

		368,147,307

Energy Equipment & Services — 0.8%
Helmerich & Payne Inc.	2,286,600	133,811,832

Entertainment — 0.5%
Cinemark Holdings Inc.	2,148,214	90,332,399

Food Products — 1.4%
General Mills Inc.	4,912,258	252,833,919

Gas Utilities — 0.5%
New Jersey Resources Corp.	1,842,422	92,268,494

Hotels, Restaurants & Leisure — 1.8%
Darden Restaurants Inc.	1,350,721	158,844,790
McDonald’s Corp.	766,648	151,466,645

		310,311,435

Household Durables — 2.2%
Garmin Ltd.	1,672,010	143,358,137
Leggett & Platt Inc.	2,755,892	108,471,909
Newell Brands Inc.	9,310,786	133,889,103

		385,719,149

Household Products — 1.2%
Kimberly-Clark Corp.	1,679,033	215,554,256

Insurance — 4.6%
Cincinnati Financial Corp.	1,683,055	161,876,230
Old Republic International Corp.	6,049,532	135,267,535
Principal Financial Group Inc.	4,453,023	254,534,795
Prudential Financial Inc.	2,416,160	255,412,274

		807,090,834

IT Services — 2.5%
International Business Machines Corp.	1,835,169	257,419,156
Western Union Co. (The)	9,142,687	177,733,835

		435,152,991

Machinery — 0.8%
Caterpillar Inc.	1,027,154	143,205,811

Media — 1.3%
Interpublic Group of Companies Inc. (The)	8,119,121	186,739,783
Meredith Corp.	840,881	49,611,979

		236,351,762

Multi-Utilities — 10.0%
Avista Corp.	1,389,139	59,927,456
Black Hills Corp.	1,113,900	81,047,364
CenterPoint Energy Inc.	7,008,892	217,275,652
CMS Energy Corp.	2,878,187	159,883,288
Dominion Energy Inc.	3,611,824	281,252,735
DTE Energy Co.	1,382,182	173,754,099

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
NiSource Inc.	6,056,491	$168,249,320
NorthWestern Corp.	1,044,621	72,966,777
Public Service Enterprise Group Inc.	2,987,719	178,217,438
Sempra Energy	1,468,669	187,916,199
WEC Energy Group Inc.	2,235,860	175,358,500

		1,755,848,828

Multiline Retail — 3.2%
Kohl’s Corp.	2,853,201	202,862,591
Macy’s Inc.	6,645,270	156,429,656
Target Corp.	2,533,955	196,178,796

		555,471,043

Oil, Gas & Consumable Fuels — 7.9%
Chevron Corp.	1,781,711	213,912,223
Exxon Mobil Corp.	2,894,540	232,373,671
HollyFrontier Corp.	2,818,853	134,543,854
Occidental Petroleum Corp.	3,939,976	231,985,787
ONEOK Inc.	4,523,787	307,300,851
Valero Energy Corp.	3,000,055	271,984,986

		1,392,101,372

Paper & Forest Products — 0.4%
Domtar Corp.	1,324,220	64,754,358

Personal Products — 0.4%
Nu Skin Enterprises Inc., Class A	1,204,773	61,286,802

Pharmaceuticals — 1.8%
Merck & Co. Inc.	1,852,895	145,841,365
Pfizer Inc.	4,387,686	178,183,929

		324,025,294

Semiconductors & Semiconductor Equipment — 3.0%
Intel Corp.	2,484,381	126,802,806
QUALCOMM Inc.	4,686,758	403,670,467

		530,473,273

Specialty Retail — 1.3%
Gap Inc. (The)	4,278,172	111,574,726

Security	Shares	Value

Specialty Retail (continued)
L Brands Inc.	4,710,399	$120,774,630

		232,349,356

Technology Hardware, Storage & Peripherals — 2.8%
Seagate Technology PLC	5,494,041	265,472,061
Western Digital Corp.	4,568,754	233,554,704

		499,026,765

Thrifts & Mortgage Finance — 0.7%
New York Community Bancorp. Inc.	10,384,991	120,777,445

Tobacco — 3.5%
Altria Group Inc.	6,175,157	335,496,280
Philip Morris International Inc.	3,332,632	288,472,626

		623,968,906

Trading Companies & Distributors — 0.6%
Watsco Inc.	674,101	106,824,785

Total Common Stocks — 99.8% (Cost: $15,740,134,292)		17,553,760,752

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(a)(b)	51,657,220	51,657,220

Total Short-Term Investments — 0.3% (Cost: $51,657,220)		51,657,220

Total Investments in Securities — 100.1% (Cost: $15,791,791,512)		17,605,417,972

Other Assets, Less Liabilities — (0.1)%		(19,722,553)

Net Assets — 100.0%		$17,585,695,419

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	—	$—	$1,137,830	(b)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,000,301	33,656,919	51,657,220	51,657,220	725,910		—		—

				$51,657,220	$1,863,740		$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2019	iShares® Select Dividend ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	189	06/21/19	$27,863	$744,523

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$744,523

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$3,805,836

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,265,220

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,029,159

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$17,553,760,752	$—	$—	$17,553,760,752
Money Market Funds	51,657,220	—	—	51,657,220

	$17,605,417,972	$—	$—	$17,605,417,972

Derivative financial instruments(a)
Assets
Futures Contracts	$744,523	$—	$—	$744,523

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
Boeing Co. (The)	232	$87,624
General Dynamics Corp.	125	22,340
Harris Corp.	42	7,077
Huntington Ingalls Industries Inc.	25	5,565
L3 Technologies Inc.	20	4,372
Lockheed Martin Corp.	95	31,666
Northrop Grumman Corp.	48	13,916
Raytheon Co.	94	16,693
Spirit AeroSystems Holdings Inc., Class A	58	5,040
Textron Inc.	182	9,646
United Technologies Corp.	202	28,807

		232,746

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	48	3,888
Expeditors International of Washington Inc.	55	4,368
FedEx Corp.	72	13,641
United Parcel Service Inc., Class B	274	29,105

		51,002

Airlines — 0.7%
American Airlines Group Inc.	304	10,391
Delta Air Lines Inc.	374	21,800
Southwest Airlines Co.	289	15,673
United Continental Holdings Inc.(a)	122	10,841

		58,705

Auto Components — 0.2%
Aptiv PLC	66	5,656
Goodyear Tire & Rubber Co. (The)	193	3,708
Lear Corp.	41	5,863

		15,227

Automobiles — 0.6%
Ford Motor Co.	2,314	24,181
General Motors Co.	586	22,825
Harley-Davidson Inc.	140	5,212

		52,218

Banks — 11.7%
Bank of America Corp.	5,683	173,786
BB&T Corp.	415	21,248
CIT Group Inc.	424	22,587
Citigroup Inc.	2,431	171,872
Citizens Financial Group Inc.	320	11,584
Comerica Inc.	110	8,645
Fifth Third Bancorp.	580	16,716
Huntington Bancshares Inc./OH	646	8,992
JPMorgan Chase & Co.	2,062	239,295
KeyCorp.	710	12,461
M&T Bank Corp.	103	17,517
PacWest Bancorp.	100	3,955
PNC Financial Services Group Inc. (The)	257	35,191
Regions Financial Corp.	1,098	17,052
SunTrust Banks Inc.	305	19,971
U.S. Bancorp.	698	37,217
Wells Fargo & Co.	3,281	158,833
Zions Bancorp. N.A	114	5,624

		982,546

Beverages — 1.7%
Coca-Cola Co. (The)	1,250	61,325
Constellation Brands Inc., Class A	79	16,722

Security	Shares	Value

Beverages (continued)
Monster Beverage Corp.(a)	76	$4,529
PepsiCo Inc.	496	63,513

		146,089

Biotechnology — 3.7%
AbbVie Inc.	1,295	102,810
Amgen Inc.	608	109,027
Biogen Inc.(a)	72	16,505
Celgene Corp.(a)	457	43,260
Gilead Sciences Inc.	584	37,983

		309,585

Building Products — 0.3%
Fortune Brands Home & Security Inc.	97	5,119
Johnson Controls International PLC	364	13,650
Masco Corp.	128	5,000

		23,769

Capital Markets — 3.3%
Ameriprise Financial Inc.	128	18,787
Bank of New York Mellon Corp. (The)	565	28,058
BlackRock Inc.(b)	52	25,232
Charles Schwab Corp. (The)	192	8,790
CME Group Inc.	46	8,229
Franklin Resources Inc.	232	8,025
Goldman Sachs Group Inc. (The)	236	48,597
Intercontinental Exchange Inc.	182	14,806
Invesco Ltd.	230	5,053
Legg Mason Inc.	112	3,746
Moody’s Corp.	23	4,522
Morgan Stanley	1,006	48,539
MSCI Inc.	31	6,987
Northern Trust Corp.	101	9,954
S&P Global Inc.	76	16,770
State Street Corp.	119	8,052
T Rowe Price Group Inc.	118	12,685

		276,832

Chemicals — 1.4%
Air Products & Chemicals Inc.	43	8,849
Albemarle Corp.	48	3,603
Celanese Corp.	73	7,876
DowDuPont Inc.	856	32,913
Eastman Chemical Co.	67	5,285
Ecolab Inc.	40	7,363
Linde PLC	80	14,421
LyondellBasell Industries NV, Class A	212	18,705
PPG Industries Inc.	122	14,335

		113,350

Commercial Services & Supplies — 0.2%
Republic Services Inc.	76	6,294
Waste Management Inc.	124	13,310

		19,604

Communications Equipment — 2.3%
Cisco Systems Inc.	3,196	178,816
F5 Networks Inc.(a)	29	4,550
Juniper Networks Inc.	281	7,804
Motorola Solutions Inc.	30	4,347

		195,517

Consumer Finance — 1.2%
Ally Financial Inc.	331	9,834
American Express Co.	252	29,542

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Capital One Financial Corp.	179	$16,617
Discover Financial Services	290	23,632
Navient Corp.	299	4,039
Synchrony Financial	518	17,959

		101,623

Containers & Packaging — 0.3%
International Paper Co.	205	9,596
Sealed Air Corp.	188	8,765
Westrock Co.	116	4,452

		22,813

Distributors — 0.0%
Genuine Parts Co.	41	4,204

Diversified Consumer Services — 0.0%
H&R Block Inc.	90	2,449

Diversified Financial Services — 0.1%
Voya Financial Inc.	157	8,618

Diversified Telecommunication Services — 2.6%
AT&T Inc.	3,962	122,664
CenturyLink Inc.	1,422	16,239
Verizon Communications Inc.	1,415	80,924

		219,827

Electric Utilities — 0.9%
American Electric Power Co. Inc.	121	10,352
Duke Energy Corp.	152	13,850
Edison International	103	6,568
Entergy Corp.	28	2,713
Eversource Energy	74	5,303
Exelon Corp.	128	6,522
FirstEnergy Corp.	60	2,522
NextEra Energy Inc.	77	14,972
PPL Corp.	150	4,681
Xcel Energy Inc.	97	5,480

		72,963

Electrical Equipment — 0.6%
Eaton Corp. PLC	217	17,972
Emerson Electric Co.	242	17,179
Rockwell Automation Inc.	66	11,927

		47,078

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	89	8,861
CDW Corp./DE	59	6,230
Corning Inc.	677	21,562
Jabil Inc.	136	4,109
TE Connectivity Ltd.	154	14,730

		55,492

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	564	13,547
Halliburton Co.	182	5,156
Schlumberger Ltd.	635	27,102

		45,805

Entertainment — 1.1%
Electronic Arts Inc.(a)	62	5,868
Walt Disney Co. (The)	622	85,196

		91,064

Equity Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.	83	16,210

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
AvalonBay Communities Inc.	31	$6,229
Boston Properties Inc.	32	4,404
Colony Capital Inc.	869	4,467
Equity Residential	86	6,572
Essex Property Trust Inc.	13	3,672
HCP Inc.	155	4,616
Host Hotels & Resorts Inc.	241	4,637
Macerich Co. (The)	74	2,970
Mid-America Apartment Communities Inc.	32	3,501
Omega Healthcare Investors Inc.	108	3,822
Prologis Inc.	136	10,427
Public Storage	44	9,732
SBA Communications Corp.(a)	36	7,334
Simon Property Group Inc.	131	22,755
SL Green Realty Corp.	103	9,099
Ventas Inc.	142	8,678
Vornado Realty Trust	52	3,595
Welltower Inc.	65	4,844
Weyerhaeuser Co.	386	10,345

		147,909

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	49	12,031
Kroger Co. (The)	660	17,015
Sysco Corp.	220	15,481
Walgreens Boots Alliance Inc.	786	42,106
Walmart Inc.	522	53,683

		140,316

Food Products — 1.2%
Archer-Daniels-Midland Co.	223	9,946
Campbell Soup Co.	80	3,095
Conagra Brands Inc.	337	10,373
General Mills Inc.	148	7,617
Hershey Co. (The)	47	5,868
JM Smucker Co. (The)	46	5,641
Kellogg Co.	113	6,814
Kraft Heinz Co. (The)	379	12,598
Mondelez International Inc., Class A	593	30,154
Tyson Foods Inc., Class A	101	7,576

		99,682

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	227	18,060
Baxter International Inc.	191	14,573
Dentsply Sirona Inc.	89	4,551
Edwards Lifesciences Corp.(a)	30	5,282
Intuitive Surgical Inc.(a)	14	7,149
Medtronic PLC	359	31,883
Stryker Corp.	35	6,612

		88,110

Health Care Providers & Services — 2.3%
AmerisourceBergen Corp.	64	4,784
Anthem Inc.	71	18,675
Cardinal Health Inc.	190	9,255
Cigna Corp.	88	13,978
CVS Health Corp.	703	38,229
DaVita Inc.(a)	116	6,408
HCA Healthcare Inc.	110	13,995
Henry Schein Inc.(a)	46	2,947
Humana Inc.	73	18,645
McKesson Corp.	131	15,622

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics Inc.	65	$6,265
UnitedHealth Group Inc.	185	43,118

		191,921

Hotels, Restaurants & Leisure — 3.1%
Carnival Corp.	232	12,728
Darden Restaurants Inc.	34	3,998
Domino’s Pizza Inc.	30	8,117
Hilton Worldwide Holdings Inc.	142	12,353
Hyatt Hotels Corp., Class A	92	7,059
Las Vegas Sands Corp.	186	12,471
Marriott International Inc./MD, Class A	199	27,148
McDonald’s Corp.	364	71,915
Royal Caribbean Cruises Ltd.	53	6,410
Six Flags Entertainment Corp.	68	3,610
Starbucks Corp.	950	73,796
Yum! Brands Inc.	218	22,757

		262,362

Household Durables — 0.3%
Newell Brands Inc.	242	3,480
NVR Inc.(a)	2	6,305
PulteGroup Inc.	197	6,198
Whirlpool Corp.	70	9,717

		25,700

Household Products — 2.0%
Church & Dwight Co. Inc.	64	4,797
Clorox Co. (The)	32	5,111
Colgate-Palmolive Co.	337	24,530
Kimberly-Clark Corp.	154	19,771
Procter & Gamble Co. (The)	1,050	111,804

		166,013

Industrial Conglomerates — 1.6%
3M Co.	239	45,293
General Electric Co.	3,937	40,039
Honeywell International Inc.	278	48,269

		133,601

Insurance — 3.4%
Aflac Inc.	338	17,028
Allstate Corp. (The)	217	21,496
American International Group Inc.	964	45,857
Aon PLC	119	21,437
Assurant Inc.	28	2,660
Assured Guaranty Ltd.	102	4,865
Axis Capital Holdings Ltd.	37	2,103
Chubb Ltd.	136	19,747
Everest Re Group Ltd.	11	2,591
Fidelity National Financial Inc.	78	3,116
Hartford Financial Services Group Inc. (The)	150	7,847
Lincoln National Corp.	143	9,541
Marsh & McLennan Companies Inc.	134	12,635
MetLife Inc.	907	41,840
Principal Financial Group Inc.	136	7,774
Prudential Financial Inc.	242	25,582
Torchmark Corp.	37	3,243
Travelers Companies Inc. (The)	132	18,975
Unum Group	130	4,800
White Mountains Insurance Group Ltd.	6	5,634
Willis Towers Watson PLC	38	7,005

		285,776

Security	Shares	Value

Interactive Media & Services — 1.3%
Alphabet Inc., Class A(a)	19	$22,780
Alphabet Inc., Class C, NVS(a)	20	23,770
Facebook Inc., Class A(a)	343	66,336

		112,886

Internet & Direct Marketing Retail — 0.9%
Booking Holdings Inc.(a)	18	33,390
eBay Inc.	742	28,752
Expedia Group Inc.	43	5,583
Qurate Retail Inc.(a)	392	6,684

		74,409

IT Services — 4.1%
Accenture PLC, Class A	186	33,977
Alliance Data Systems Corp.	25	4,002
Automatic Data Processing Inc.	116	19,069
Cognizant Technology Solutions Corp., Class A	228	16,635
Fidelity National Information Services Inc.	84	9,738
Fiserv Inc.(a)	142	12,388
International Business Machines Corp.	600	84,162
Mastercard Inc., Class A	173	43,984
Paychex Inc.	83	6,998
PayPal Holdings Inc.(a)	175	19,735
VeriSign Inc.(a)	25	4,936
Visa Inc., Class A	473	77,775
Western Union Co. (The)	350	6,804
Worldpay Inc., Class A(a)	61	7,150

		347,353

Leisure Products — 0.1%
Hasbro Inc.	42	4,278

Life Sciences Tools & Services — 0.2%
IQVIA Holdings Inc.(a)	90	12,501
Mettler-Toledo International Inc.(a)	6	4,472

		16,973

Machinery — 1.3%
Allison Transmission Holdings Inc.	131	6,138
Caterpillar Inc.	204	28,442
Cummins Inc.	72	11,973
Deere & Co.	59	9,772
Illinois Tool Works Inc.	136	21,166
Ingersoll-Rand PLC	108	13,242
PACCAR Inc.	70	5,017
Parker-Hannifin Corp.	44	7,967
Terex Corp.	148	4,933

		108,650

Media — 1.4%
CBS Corp., Class B, NVS	175	8,972
Charter Communications Inc., Class A(a)	145	53,822
Comcast Corp., Class A	714	31,080
Discovery Inc., Class C, NVS(a)	54	1,553
Fox Corp., Class A, NVS(a)	21	819
Interpublic Group of Companies Inc. (The)	190	4,370
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	142	5,703
Omnicom Group Inc.	119	9,524
Sirius XM Holdings Inc.	742	4,311

		120,154

Metals & Mining — 0.1%
Nucor Corp.	126	7,191

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 0.2%
Ameren Corp.	47	$3,420
Public Service Enterprise Group Inc.	124	7,397
WEC Energy Group Inc.	82	6,431

		17,248

Multiline Retail — 0.5%
Dollar General Corp.	71	8,952
Kohl’s Corp.	80	5,688
Macy’s Inc.	146	3,437
Target Corp.	302	23,381

		41,458

Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp.	446	32,491
Apache Corp.	92	3,028
Chevron Corp.	545	65,433
ConocoPhillips	505	31,876
EOG Resources Inc.	47	4,514
Exxon Mobil Corp.	1,469	117,931
Kinder Morgan Inc./DE	656	13,035
Marathon Petroleum Corp.	516	31,409
Occidental Petroleum Corp.	355	20,902
ONEOK Inc.	66	4,483
Phillips 66	292	27,527
Valero Energy Corp.	287	26,019

		378,648

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	68	11,683

Pharmaceuticals — 4.9%
Allergan PLC	143	21,021
Bristol-Myers Squibb Co.	606	28,136
Eli Lilly & Co.	217	25,398
Johnson & Johnson	905	127,786
Merck & Co. Inc.	1,162	91,461
Pfizer Inc.	2,683	108,957
Zoetis Inc.	72	7,332

		410,091

Professional Services — 0.2%
IHS Markit Ltd.(a)	113	6,470
ManpowerGroup Inc.	47	4,514
Nielsen Holdings PLC	180	4,596

		15,580

Road & Rail — 1.6%
CSX Corp.	428	34,082
Kansas City Southern	32	3,941
Norfolk Southern Corp.	120	24,482
Union Pacific Corp.	408	72,232

		134,737

Semiconductors & Semiconductor Equipment — 6.3%
Analog Devices Inc.	73	8,486
Applied Materials Inc.	882	38,870
Broadcom Inc.	198	63,043
Intel Corp.	1,919	97,946
KLA-Tencor Corp.	59	7,521
Lam Research Corp.	145	30,077
Marvell Technology Group Ltd.	166	4,153
Maxim Integrated Products Inc.	138	8,280
NVIDIA Corp.	85	15,385
QUALCOMM Inc.	2,143	184,577
Skyworks Solutions Inc.	97	8,554

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments Inc.	460	$54,202
Xilinx Inc.	46	5,526

		526,620

Software — 4.6%
Adobe Inc.(a)	46	13,306
ANSYS Inc.(a)	13	2,545
Autodesk Inc.(a)	26	4,633
Cadence Design Systems Inc.(a)	18	1,249
CDK Global Inc.	103	6,213
Citrix Systems Inc.	98	9,894
Microsoft Corp.	1,786	233,252
Oracle Corp.	1,958	108,336
VMware Inc., Class A	31	6,328

		385,756

Specialty Retail — 3.0%
AutoZone Inc.(a)	11	11,311
Bed Bath & Beyond Inc.	140	2,339
Best Buy Co. Inc.	245	18,231
CarMax Inc.(a)	79	6,151
Foot Locker Inc.	77	4,405
Home Depot Inc. (The)	527	107,350
L Brands Inc.	246	6,307
Lowe’s Companies Inc.	343	38,807
O’Reilly Automotive Inc.(a)	41	15,521
Ross Stores Inc.	114	11,133
Signet Jewelers Ltd.	170	3,941
TJX Companies Inc. (The)	396	21,733
Tractor Supply Co.	41	4,244

		251,473

Technology Hardware, Storage & Peripherals — 6.2%
Apple Inc.	2,210	443,481
Hewlett Packard Enterprise Co.	1,848	29,217
HP Inc.	1,226	24,459
NetApp Inc.	186	13,550
Seagate Technology PLC	167	8,069

		518,776

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	71	3,130
Hanesbrands Inc.	186	3,361
NIKE Inc., Class B	500	43,915
VF Corp.	101	9,535

		59,941

Tobacco — 1.4%
Altria Group Inc.	1,159	62,968
Philip Morris International Inc.	641	55,485

		118,453

Trading Companies & Distributors — 0.1%
Fastenal Co.	71	5,009
WW Grainger Inc.	18	5,076

		10,085

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	70	2,836

Total Common Stocks — 99.7% (Cost: $8,069,913)		8,365,795

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(b)(c)	16,909	$16,909

Total Short-Term Investments — 0.2% (Cost: $16,909)		16,909

Total Investments in Securities — 99.9% (Cost: $8,086,822)		8,382,704

Other Assets, Less Liabilities — 0.1%		6,241

Net Assets — 100.0%		$8,388,945

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased		Shares Sold		Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	12,825	—		(12,825	)(b)	—	$—	$106	(c)	$6	$(1)
BlackRock Cash Funds: Treasury, SL Agency Shares	14,269	2,640	(b)	—		16,909	16,909	284		—	—
BlackRock Inc.	42	42		(32)		52	25,232	524		(2,457)	(180)
PNC Financial Services Group Inc. (The)(d)	203	174		(120)		257	N/A	876		(1,005)	230

							$42,141	$1,790		$(3,456)	$49

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$8,365,795	$—	$—	$8,365,795
Money Market Funds	16,909	—	—	16,909

	$8,382,704	$—	$—	$8,382,704

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Statements of Assets and Liabilities

April 30, 2019

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$7,028,257,545	$7,150,078,993	$4,188,173,206	$17,553,760,752
Affiliated(c)	47,270,839	15,347,182	151,069,526	51,657,220
Foreign currency, at value(d)	—	—	13,586,619	—
Cash pledged:
Futures contracts	738,400	1,012,600	—	1,203,200
Foreign currency pledged:
Futures contracts(e)	—	—	2,234,459	—
Receivables:
Investments sold	70,611	—	—	—
Securities lending income — Affiliated	—	—	30,555	—
Variation margin on futures contracts	38,782	50,124	59,426	52,920
Capital shares sold	208,503	—	—	—
Dividends	8,923,833	9,719,945	18,118,534	29,965,527
Tax reclaims	—	—	9,601,511	—
Foreign withholding tax claims	—	—	4,370,631	—

Total assets	7,085,508,513	7,176,208,844	4,387,244,467	17,636,639,619

LIABILITIES
Collateral on securities loaned, at value	—	—	7,892,822	—
Payables:
Investments purchased	144,541	—	167	45,355,072
Variation margin on futures contracts	—	—	115,994	—
Capital shares redeemed	105,459	—	—	64,330
Investment advisory fees	449,276	467,905	1,773,631	5,524,798
Professional fees	—	—	43,706	—

Total liabilities	699,276	467,905	9,826,320	50,944,200

NET ASSETS	$7,084,809,237	$7,175,740,939	$4,377,418,147	$17,585,695,419

NET ASSETS CONSIST OF:
Paid-in capital	$6,389,494,679	$6,774,993,539	$4,992,230,409	$16,362,013,369
Accumulated earnings (loss)	695,314,558	400,747,400	(614,812,262)	1,223,682,050

NET ASSETS	$7,084,809,237	$7,175,740,939	$4,377,418,147	$17,585,695,419

Shares outstanding	185,800,000	75,200,000	138,550,000	173,900,000

Net asset value	$38.13	$95.42	$31.59	$101.13

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$7,661,613	$—
(b) Investments, at cost — Unaffiliated	$6,197,925,158	$6,398,742,647	$4,334,473,972	$15,740,134,292
(c) Investments, at cost — Affiliated	$42,804,167	$15,347,182	$182,366,639	$51,657,220
(d) Foreign currency, at cost	$—	$—	$13,600,578	$—
(e) Foreign currency collateral pledged, at cost	$—	$—	$2,243,405	$—

See notes to financial statements.

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2019

iShares U.S. Dividend and Buyback ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$8,340,563
Affiliated(b)	42,141
Receivables:
Dividends	7,651

Total assets	8,390,355

LIABILITIES
Payables:
Investment advisory fees	1,410

Total liabilities	1,410

NET ASSETS	$8,388,945

NET ASSETS CONSIST OF:
Paid-in capital	$8,251,535
Accumulated earnings	137,410

NET ASSETS	$8,388,945

Shares outstanding	300,000

Net asset value	$27.96

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$8,044,514
(b) Investments, at cost — Affiliated	$42,308

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations

Year Ended April 30, 2019

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$125,850,729	$223,959,267	$269,699,977	$643,306,827
Dividends — Affiliated	1,697,114	282,675	8,253,555	725,910
Interest — Unaffiliated	10,585	16,527	—	42,400
Securities lending income — Affiliated — net	—	85,580	1,004,132	1,137,830
Foreign taxes withheld	—	(5,576)	(21,524,690)	—

Total investment income	127,558,428	224,338,473	257,432,974	645,212,967

EXPENSES
Investment advisory fees	3,881,897	5,044,844	21,571,892	65,682,678
Professional fees	—	—	8,329	—

Total expenses	3,881,897	5,044,844	21,580,221	65,682,678

Net investment income	123,676,531	219,293,629	235,852,753	579,530,289

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(130,731,047)	(81,661,455)	100,813,940	(331,765,006)
Investments — Affiliated	(1,391,876)	(665)	(6,995,291)	—
In-kind redemptions — Unaffiliated	135,381,285	141,804,572	45,699,351	1,675,213,378
In-kind redemptions — Affiliated	483,406	—	3,199,828	—
Futures contracts	2,444,028	507,695	921,459	3,805,836
Foreign currency transactions	—	—	(2,224,061)	—

Net realized gain	6,185,796	60,650,147	141,415,226	1,347,254,208

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	641,534,747	713,929,024	(457,569,153)	(499,472,509)
Investments — Affiliated	214,299	275	(37,597,765)	—
Futures contracts	452,059	901,754	11,960	1,265,220
Foreign currency translations	—	—	(339,630)	—

Net change in unrealized appreciation (depreciation)	642,201,105	714,831,053	(495,494,588)	(498,207,289)

Net realized and unrealized gain (loss)	648,386,901	775,481,200	(354,079,362)	849,046,919

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$772,063,432	$994,774,829	$(118,226,609)	$1,428,577,208

See notes to financial statements.

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended April 30, 2019

iShares U.S. Dividend and Buyback ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$194,768
Dividends — Affiliated	1,684
Securities lending income — Affiliated — net	106
Foreign taxes withheld	(5)

Total investment income	196,553

EXPENSES
Investment advisory fees	18,986

Total expenses	18,986

Net investment income	177,567

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(142,966)
Investments — Affiliated	(1,885)
In-kind redemptions — Unaffiliated	266,592
In-kind redemptions — Affiliated	(1,571)

Net realized gain	120,170

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	451,906
Investments — Affiliated	49

Net change in unrealized appreciation (depreciation)	451,955

Net realized and unrealized gain	572,125

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$749,692

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$123,676,531	$55,484,703	$219,293,629	$223,959,151
Net realized gain	6,185,796	80,603,216	60,650,147	521,739,502
Net change in unrealized appreciation (depreciation)	642,201,105	86,795,390	714,831,053	(411,613,823)

Net increase in net assets resulting from operations	772,063,432	222,883,309	994,774,829	334,084,830

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(115,690,628)	(53,281,964)	(221,134,388)	(224,704,812)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,085,026,860	1,743,811,020	394,356,197	(734,314,483)

NET ASSETS(b)
Total increase (decrease) in net assets	3,741,399,664	1,913,412,365	1,167,996,638	(624,934,465)
Beginning of year	3,343,409,573	1,429,997,208	6,007,744,301	6,632,678,766

End of year	$7,084,809,237	$3,343,409,573	$7,175,740,939	$6,007,744,301

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$235,852,753	$200,116,480	$579,530,289	$557,760,724
Net realized gain	141,415,226	22,043,212	1,347,254,208	2,063,528,283
Net change in unrealized appreciation (depreciation)	(495,494,588)	293,053,884	(498,207,289)	(1,164,341,884)

Net increase (decrease) in net assets resulting from operations	(118,226,609)	515,213,576	1,428,577,208	1,456,947,123

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(240,991,616)	(209,452,431)	(573,979,340)	(548,934,630)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(186,155,816)	606,314,691	17,065,477	(1,394,039,350)

NET ASSETS(b)
Total increase (decrease) in net assets	(545,374,041)	912,075,836	871,663,345	(486,026,857)
Beginning of year	4,922,792,188	4,010,716,352	16,714,032,074	17,200,058,931

End of year	$4,377,418,147	$4,922,792,188	$17,585,695,419	$16,714,032,074

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets  (continued)

	iShares U.S. Dividend and Buyback ETF
	Year Ended 04/30/19	Period From 11/07/17 to 04/30/18 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$177,567	$48,121
Net realized gain (loss)	120,170	(29,204)
Net change in unrealized appreciation (depreciation)	451,955	(156,073)

Net increase (decrease) in net assets resulting from operations	749,692	(137,156)

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
From net investment income and net realized gain	(187,644)	(43,504)

Decrease in net assets resulting from distributions to shareholders	(187,644)	(43,504)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	236,376	7,771,181

NET ASSETS(c)
Total increase in net assets	798,424	7,590,521
Beginning of period	7,590,521	—

End of period	$8,388,945	$7,590,521

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Period From 06/10/14 to 04/30/15	(a)

Net asset value, beginning of period	$33.86	$30.75	$26.72	$26.35	$24.96

Net investment income(b)	0.91	0.78	0.71	0.67	0.53
Net realized and unrealized gain(c)	4.20	3.07	3.98	0.34	1.29

Net increase from investment operations	5.11	3.85	4.69	1.01	1.82

Distributions(d)
From net investment income	(0.84)	(0.74)	(0.66)	(0.64)	(0.43)

Total distributions	(0.84)	(0.74)	(0.66)	(0.64)	(0.43)

Net asset value, end of period	$38.13	$33.86	$30.75	$26.72	$26.35

Total Return
Based on net asset value	15.30%	12.59%	17.78%	3.95%	7.31	%(e)

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.09%	0.12%	0.12	%(f)

Total expenses after fees waived	0.08%	0.08%	0.09%	0.10%	0.05	%(f)

Net investment income	2.55%	2.32%	2.46%	2.62%	2.31	%(f)

Supplemental Data
Net assets, end of period (000)	$7,084,809	$3,343,410	$1,429,997	$476,955	$168,627

Portfolio turnover rate(g)	26%	24%	27%	45%	47	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$84.44	$83.27	$78.83	$77.18	$73.80

Net investment income(a)	3.09	2.99	2.85	2.70	2.71
Net realized and unrealized gain(b)	11.01	1.20	4.34	1.79	3.27

Net increase from investment operations	14.10	4.19	7.19	4.49	5.98

Distributions(c)
From net investment income	(3.12)	(3.02)	(2.75)	(2.84)	(2.60)

Total distributions	(3.12)	(3.02)	(2.75)	(2.84)	(2.60)

Net asset value, end of year	$95.42	$84.44	$83.27	$78.83	$77.18

Total Return
Based on net asset value	17.05%	5.03%	9.22%	6.12%	8.21%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.10%	0.12%	0.14%

Net investment income	3.48%	3.47%	3.49%	3.63%	3.57%

Supplemental Data
Net assets, end of year (000)	$7,175,741	$6,007,744	$6,632,679	$5,076,953	$4,858,218

Portfolio turnover rate(d)	57%	46%	49%	74%	63%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17		Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$34.11	$31.78	$29.85		$35.09	$39.73

Net investment income(a)	1.71	1.43	1.42	(b)	1.51	1.61
Net realized and unrealized gain (loss)(c)	(2.48)	2.41	1.88		(5.18)	(4.40)

Net increase (decrease) from investment operations	(0.77)	3.84	3.30		(3.67)	(2.79)

Distributions(d)
From net investment income	(1.75)	(1.51)	(1.37)		(1.57)	(1.74)
From net realized gain	—	—	—		—	(0.11)

Total distributions	(1.75)	(1.51)	(1.37)		(1.57)	(1.85)

Net asset value, end of year	$31.59	$34.11	$31.78		$29.85	$35.09

Total Return
Based on net asset value	(2.13)%	12.35%	11.47	%(b)	(10.37)%	(7.20)%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.50%		0.50%	0.50%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%	N/A	0.50%		N/A	N/A

Net investment income	5.39%	4.27%	4.75	%(b)	4.97%	4.42%

Supplemental Data
Net assets, end of year (000)	$4,377,418	$4,922,792	$4,010,716		$2,737,391	$4,612,557

Portfolio turnover rate(e)	35%	24%	29%		27%	53%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases:
•	Net investment income per share by $0.04.
•	Total return by 0.10%.
•	Ratio of net investment income to average net assets by 0.13%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$96.31	$91.51	$82.05	$78.32	$74.82

Net investment income(a)	3.31	3.08	2.82	2.57	2.43
Net realized and unrealized gain(b)	4.80	4.76	9.41	3.78	3.47

Net increase from investment operations	8.11	7.84	12.23	6.35	5.90

Distributions(c)
From net investment income	(3.29)	(3.04)	(2.77)	(2.62)	(2.40)

Total distributions	(3.29)	(3.04)	(2.77)	(2.62)	(2.40)

Net asset value, end of year	$101.13	$96.31	$91.51	$82.05	$78.32

Total Return
Based on net asset value	8.63%	8.65%	15.12%	8.42%	7.97%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	3.40%	3.24%	3.23%	3.36%	3.16%

Supplemental Data
Net assets, end of year (000)	$17,585,695	$16,714,032	$17,200,059	$14,645,360	$14,853,105

Portfolio turnover rate(d)	21%	28%	19%	21%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Dividend and Buyback ETF
	Year Ended 04/30/19	Period From 11/07/17 to 04/30/18	(a)

Net asset value, beginning of period	$25.30	$24.99

Net investment income(b)	0.61	0.26
Net realized and unrealized gain(c)	2.67	0.28

Net increase from investment operations	3.28	0.54

Distributions(d)
From net investment income	(0.58)	(0.23)
From net realized gain	(0.04)	—

Total distributions	(0.62)	(0.23)

Net asset value, end of period	$27.96	$25.30

Total Return
Based on net asset value	13.21%	2.16	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25	%(f)

Net investment income	2.34%	2.07	%(f)

Supplemental Data
Net assets, end of period (000)	$8,389	$7,591

Portfolio turnover rate(g)	31%	14	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified
U.S. Dividend and Buyback	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
International Select Dividend
Goldman Sachs & Co.	$7,661,613	$7,661,613	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core Dividend Growth	0.08%
Core High Dividend	0.08
U.S. Dividend and Buyback	0.25

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.4750
Over $18 billion, up to and including $24 billion	0.4513
Over $24 billion, up to and including $30 billion(a)	0.4287
Over $30 billion(a)	0.4073

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

(a)	Break level added or amended effective June 29, 2018.

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion	0.3259

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Core Dividend Growth ETF , iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Group 1 Funds”), retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Group 1 Fund would have retained for the remainder of that calendar year 75% of securities lending income (which excludes collateral investment fees) and the amount retained would not have been less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund was subject to the same terms under the previous securities lending fee arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core High Dividend	$33,346
International Select Dividend	215,112
Select Dividend	412,865
U.S. Dividend and Buyback	42

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core High Dividend	$1,053,620,752	$1,153,140,028
International Select Dividend	4,056,326	40,144,465
Select Dividend	485,802,188	511,537,459

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$1,303,497,132	$1,279,296,341
Core High Dividend	3,613,771,256	3,626,008,944
International Select Dividend	1,544,067,731	1,530,561,694
Select Dividend	3,669,068,816	3,609,306,263
U.S. Dividend and Buyback	2,436,242	2,374,914

For the year ended April 30, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$3,613,922,813	$551,779,162
Core High Dividend	1,580,233,489	1,189,723,342
International Select Dividend	180,306,472	382,712,532
Select Dividend	4,662,637,716	4,665,064,300
U.S. Dividend and Buyback	4,031,073	3,829,980

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2019, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core Dividend Growth	$132,168,292	$(132,168,292)
Core High Dividend	110,572,999	(110,572,999)
International Select Dividend	31,365,527	(31,365,527)
Select Dividend	1,626,632,568	(1,626,632,568)
U.S. Dividend and Buyback	243,978	(243,978)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/19	Year Ended 04/30/18
Core Dividend Growth
Ordinary income	$115,690,628	$53,281,964

Core High Dividend
Ordinary income	$221,134,388	$224,704,812

International Select Dividend
Ordinary income	$240,991,616	$209,452,431

Select Dividend
Ordinary income	$573,979,340	$548,934,630

U.S. Dividend and Buyback
Ordinary income	$187,579	$43,504
Long-term capital gains	65	—

	$187,644	$43,504

As of April 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total
Core Dividend Growth	$11,640,786	$(64,929,952)	$748,603,724	$—	$695,314,558
Core High Dividend	12,228,027	(274,712,447)	663,231,820	—	400,747,400
International Select Dividend	26,924,177	(399,299,976)	(242,436,463)	—	(614,812,262)
Select Dividend	22,065,858	(363,275,028)	1,564,891,220	—	1,223,682,050
U.S. Dividend and Buyback	12,392	—	230,170	(105,152)	137,410

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, foreign withholding tax reclaims, the characterization of corporate actions, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

(c)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

For the year ended April 30, 2019, the iShares International Select Dividend ETF utilized $111,441,206 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend Growth	$6,326,924,660	$905,614,042	$(157,010,318)	$748,603,724
Core High Dividend	6,502,194,355	834,023,240	(170,791,420)	663,231,820
International Select Dividend	4,585,850,811	248,765,343	(495,228,528)	(246,463,185)
Select Dividend	16,040,526,752	2,533,487,915	(968,596,695)	1,564,891,220
U.S. Dividend and Buyback	8,152,534	612,466	(382,296)	230,170

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/19		Year Ended 04/30/18
iShares ETF	Shares	Amount	Shares	Amount
Core Dividend Growth
Shares sold	102,950,000	$3,640,432,615	65,050,000	$2,179,045,457
Shares redeemed	(15,900,000)	(555,405,755)	(12,800,000)	(435,234,437)

Net increase	87,050,000	$3,085,026,860	52,250,000	$1,743,811,020

Core High Dividend
Shares sold	17,750,000	$1,592,230,605	25,300,000	$2,199,961,506
Shares redeemed	(13,700,000)	(1,197,874,408)	(33,800,000)	(2,934,275,989)

Net increase(decrease)	4,050,000	$394,356,197	(8,500,000)	$(734,314,483)

International Select Dividend
Shares sold	6,950,000	$216,165,458	22,700,000	$758,709,526
Shares redeemed	(12,700,000)	(402,321,274)	(4,600,000)	(152,394,835)

Net increase(decrease)	(5,750,000)	$(186,155,816)	18,100,000	$606,314,691

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 04/30/19		Year Ended 04/30/18
iShares ETF	Shares	Amount	Shares	Amount
Select Dividend
Shares sold	48,500,000	$4,702,491,774	44,400,000	$4,297,613,390
Shares redeemed	(48,150,000)	(4,685,426,297)	(58,800,000)	(5,691,652,740)

Net increase(decrease)	350,000	$17,065,477	(14,400,000)	$(1,394,039,350)

U.S. Dividend and Buyback
Shares sold	150,000	$4,071,601	300,000	$7,771,181
Shares redeemed	(150,000)	(3,835,225)	—	—

Net increase	—	$236,376	300,000	$7,771,181

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Select Dividend ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish authorities. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Foreign withholding tax claims and associated payable amounts are disclosed in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

Distributions for the year ended April 30, 2018 were classified as follows:

iShares ETF	Net Investment Income
Core Dividend Growth	$53,281,964
Core High Dividend	224,704,812
International Select Dividend	209,452,431
Select Dividend	548,934,630
U.S. Dividend and Buyback	43,504

Undistributed net investment income as of April 30, 2018 are as follows:

iShares ETF	Undistributed net investment income
Core Dividend Growth	$3,654,883
Core High Dividend	14,068,786
International Select Dividend	14,797,312
Select Dividend	19,156,787
U.S. Dividend and Buyback	4,617

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF,

iShares International Select Dividend ETF, iShares Select Dividend ETF and

iShares U.S. Dividend and Buyback ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares U.S. Dividend and Buyback ETF: statement of operations for the year ended April 30, 2019 and statements of changes in net assets for the year ended April 30, 2019 and for the period November 7, 2017 (commencement of operations) through April 30, 2018.

iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF and iShares Select Dividend ETF: statements of operations for the year ended April 30, 2019 and statements of changes in net assets for each of the two years in the period ended April 30, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Core Dividend Growth	98.05%
Core High Dividend	98.27%
Select Dividend	100.00%
U.S. Dividend and Buyback	97.72%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2019:

iShares ETF	Qualified Dividend Income
Core Dividend Growth	$125,998,553
Core High Dividend	222,696,674
International Select Dividend	286,007,146
Select Dividend	642,598,848
U.S. Dividend and Buyback	191,661

For the fiscal year ended April 30, 2019, the following Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Select Dividend	$300,347,390	$17,468,312

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2019:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
U.S. Dividend and Buyback	$15,199	$65

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core Dividend Growth(a)	$0.834843	$—	$0.001445	$0.836288	100%	—%	0	%(b)	100%
Core High Dividend	3.118396	—	—	3.118396	100	—	—		100
International Select Dividend	1.746461	—	—	1.746461	100	—	—		100
Select Dividend	3.287167	—	—	3.287167	100	—	—		100
U.S. Dividend and Buyback	0.582307	0.043612	—	0.625919	93	7	—		100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Dividend Growth ETF

Period Covered: June 12, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	886	73.35%
At NAV	129	10.68
Less than 0.0% and Greater than –0.5%	192	15.89
Less than –1.5% and Greater than –2.0%	1	0.08

	1,208	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	61

Supplemental Information  (unaudited) (continued)

iShares Core High Dividend ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	580	43.97%
At NAV	273	20.70
Less than 0.0% and Greater than –0.5%	466	35.33

	1,319	100.00%

iShares International Select Dividend ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.08%
Greater than 1.5% and Less than 2.0%	7	0.53
Greater than 1.0% and Less than 1.5%	21	1.59
Greater than 0.5% and Less than 1.0%	110	8.34
Greater than 0.0% and Less than 0.5%	703	53.30
At NAV	16	1.21
Less than 0.0% and Greater than –0.5%	363	27.52
Less than –0.5% and Greater than –1.0%	71	5.38
Less than –1.0% and Greater than –1.5%	21	1.59
Less than –1.5% and Greater than –2.0%	5	0.38
Less than –2.0% and Greater than –2.5%	1	0.08

	1,319	100.00%

iShares Select Dividend ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	517	39.20%
At NAV	343	26.00
Less than 0.0% and Greater than –0.5%	459	34.80

	1,319	100.00%

iShares U.S. Dividend and Buyback ETF

Period Covered: November 09, 2017 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.29%
Greater than 3.5% and Less than 4.0%	1	0.29
Greater than 3.0% and Less than 3.5%	1	0.29
Greater than 1.5% and Less than 2.0%	1	0.29
Greater than 1.0% and Less than 1.5%	3	0.86
Greater than 0.5% and Less than 1.0%	7	2.02
Greater than 0.0% and Less than 0.5%	105	30.26
At NAV	18	5.19
Less than 0.0% and Greater than –0.5%	204	58.78
Less than –0.5% and Greater than –1.0%	6	1.73

	347	100.00%

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Supplemental Information  (unaudited) (continued)

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2018 is USD 1.78 million. This figure is comprised of fixed remuneration of USD 769.66 thousand and variable remuneration of USD 1.01 million. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2018, to its senior management was USD 247.25 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 32.43 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	63

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds, and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 356 funds as of April 30, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Kerrigan (63)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	67

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

APRIL 30, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Morningstar Large-Cap ETF | JKD | NYSE Arca
▶	iShares Morningstar Large-Cap Growth ETF | JKE | NYSE Arca
▶	iShares Morningstar Large-Cap Value ETF | JKF | NYSE Arca
▶	iShares Morningstar Mid-Cap ETF | JKG | NYSE Arca
▶	iShares Morningstar Mid-Cap Growth ETF | JKH | NYSE Arca
▶	iShares Morningstar Mid-Cap Value ETF | JKI | NASDAQ
▶	iShares Morningstar Small-Cap ETF | JKJ | NYSE Arca
▶	iShares Morningstar Small-Cap Growth ETF | JKK | NYSE Arca
▶	iShares Morningstar Small-Cap Value ETF | JKL | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Domestic Market Overview

United States (“U.S.”) stocks rose for the 12 months ended April 30, 2019 (“reporting period”). The Russell 3000® Index, a broad measure of U.S. equity market performance, returned 12.68%. The stock market reached a record high in April 2019. However, the reporting period was characterized by significant volatility, as December 2018 was the worst month for stocks since the Great Depression, while the first three months of 2019 marked the highest quarterly return since 2009.

The volatility reflected changing perceptions of economic conditions, corporate profits, interest rates, and broader political risks. In terms of the economy, the pace of growth decelerated from a 4.2% to 2.2% annualized rate from the second to fourth quarters of 2018, before accelerating again to a 3.2% rate in the first quarter of 2019. A broad range of underlying economic indicators followed a similar trajectory. For example, consumer spending, which accounts for approximately 70% of economic growth, slowed as the year-over-year growth in retail sales peaked at 6.6% in July 2018 and reached a low of 1.6% in December 2018, before recovering modestly to 3.6% in March 2019. Despite changing economic conditions, the labor market remained healthy throughout the reporting period, as the unemployment rate ended the reporting period at 3.6%, the lowest level since 1969.

A key reason for fluctuating economic growth was the decreasing effect of fiscal stimulus — a combination of tax cuts and a significant increase in government spending. The stimulus initially improved the economy but eventually led to a nearly 20% increase in the federal budget deficit during fiscal year 2018. Other political developments weighing on the economy in late 2018 were the longest government shutdown in U.S. history and a potential trade war with China. To the economy’s benefit, the shutdown ended in January 2019, and the financial press reported expectations that trade tensions with China would ease.

As economic conditions changed, so too did U.S. Federal Reserve Bank (“Fed”) interest rate policy. The Fed increased interest rates three times during the first three quarters of the reporting period. In early January 2019, the Fed announced that moderating economic conditions would allow a slowing of future rate increases. One reason the Fed could afford to stop raising rates is that inflation declined from a 2.9% annual rate in July 2018 to 1.9% by March 2019. Commodities prices followed a volatile trajectory similar to stocks as oil prices increased through September 2018, declined precipitously during the fourth quarter of 2018, and then advanced for the remainder of the reporting period.

Moderating growth and inflation meant declining intermediate- and long-term Treasury yields. Consequently, late in the reporting period, short-term yields briefly exceeded long-term yields for the first time in a decade. This weighed on stocks, as this relationship between yields is often associated with an impending recession.

Slowing economic growth and the fading effect of tax cuts also influenced corporate profits, which reached a record high in 2018. However, by the first quarter of 2019, corporate earnings growth declined year-over-year, reflecting the sharp increase in profits in the previous reporting period due to the tax cuts. In that environment, growth-oriented stocks outperformed value-oriented stocks across all capitalization ranges, reflecting investor concerns about the health of the economy. Stocks of large companies outperformed those of mid- and small-size companies, which performed particularly poorly in the fourth quarter of 2018.

M A R K E T O V E R V I E W	5

Fund Summary as of April 30, 2019	iShares® Morningstar Large-Cap ETF

Investment Objective

The iShares Morningstar Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Morningstar® Large Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.33%	10.99%	15.02%	12.33%	68.44%	305.35%
Fund Market	12.25	10.98	15.01	12.25	68.34	304.86
Index	12.54	11.21	15.27	12.54	70.14	314.32

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,073.70	$1.03		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Large-Cap ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks advanced during the reporting period, despite significant market volatility and fluctuating economic growth. The information technology sector was the largest contributor to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. Technology hardware and equipment companies were a leading source of strength, as optimism about trade talks between the U.S. and China bolstered the industry. In the semiconductor industry, growth of artificial intelligence and machine learning applications in the gaming and automotive markets offset declining demand for other semiconductor products, including those related to cryptocurrency.

The healthcare sector was a notable contributor to the Index’s return, as an aging population bolstered demand for healthcare goods and services and innovative new treatment options became available. The pharmaceuticals industry’s strong contribution was due to brisk demand for new drugs and a faster pace of approvals by the Food and Drug Administration. The healthcare equipment and services industry also performed well amid continuing innovation in areas such as artificial intelligence, big data, and smart devices.

The industrials sector was another material contributor to the Index’s return. Although trade tensions and slowing global growth held back the sector early in the reporting period, industrials stocks rebounded in early 2019 as U.S. economic growth accelerated and the outlook for a trade agreement between the U.S. and China improved. The consumer discretionary and communication services sectors were modest contributors to the Index’s return, benefiting from the strong performance of the movies and entertainment industry, which advanced due to investor optimism surrounding a new streaming platform.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	21.0%
Industrials	17.0
Health Care	16.5
Financials	11.2
Energy	7.9
Communication Services	6.9
Consumer Staples	6.4
Consumer Discretionary	6.2
Materials	2.6
Real Estate	2.4
Utilities	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	13.0%
Johnson & Johnson	5.4
Bank of America Corp.	4.0
Walt Disney Co. (The)	3.5
Chevron Corp.	3.3
Comcast Corp., Class A	2.8
Coca-Cola Co. (The)	2.7
McDonald’s Corp.	2.2
Union Pacific Corp.	1.9
Honeywell International Inc.	1.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2019	iShares® Morningstar Large-Cap Growth ETF

Investment Objective

The iShares Morningstar Large-Cap Growth ETF(the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Large Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	16.21%	14.70%	16.75%	16.21%	98.50%	370.44%
Fund Market	16.23	14.71	16.75	16.23	98.59	370.63
Index	16.56	15.15	17.13	16.56	102.46	386.17

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,128.90	$1.32		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Large-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization stocks advanced for the reporting period, despite significant market volatility and fluctuating economic growth. The information technology sector was the largest contributor to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. Progress on trade talks and expectations for fiscal stimulus in China, a major market for U.S. information technology companies, drove gains late in the reporting period. The software and services industry was a leading source of strength, benefiting from the continued growth of software as a service. The move toward subscription-based software drove profitability in the industry by providing consistent revenues while reducing training costs.

Brisk growth in consumer spending helped the consumer discretionary sector, which contributed significantly to the Index’s return. Solid wage growth and a rebound in consumer confidence drove increases in spending even as inflation remained muted. Within the sector, the retail industry was the largest contributor, bolstered by solid performance among both internet and direct marketing companies and specialty retailers. Online sales grew as major retailers introduced improvements in mobile technology to make purchasing easier.

The healthcare sector was also a meaningful contributor to the Index’s return, as an aging population bolstered demand for healthcare goods and services and innovative new treatment options became available. The pharmaceuticals, biotechnology, and life sciences industry was a strong contributor due to brisk demand for new drugs and a faster pace of approvals by the Food and Drug Administration. The healthcare equipment and services industry also performed well amid continuing innovation in areas such as artificial intelligence, big data, and smart devices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	29.6%
Consumer Discretionary	16.7
Communication Services	16.6
Health Care	16.2
Financials	5.2
Industrials	4.6
Real Estate	3.7
Consumer Staples	3.1
Energy	2.6
Materials	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	8.3%
Amazon. com Inc.	6.7
Facebook Inc., Class A	4.1
Alphabet Inc., Class C	3.1
Alphabet Inc., Class A	3.0
Visa Inc., Class A	2.8
Mastercard Inc., Class A	2.3
Home Depot Inc. (The)	2.3
UnitedHealth Group Inc.	2.2
Boeing Co. (The)	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2019	iShares® Morningstar Large-Cap Value ETF

Investment Objective

The iShares Morningstar Large-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Large Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling the fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	10.22%	8.43%	12.62%	10.22%	49.87%	228.11%
Fund Market	10.19	8.42	12.61	10.19	49.80	227.91
Index	10.49	8.69	12.91	10.49	51.66	236.66

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,065.30	$1.28		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Large-Cap Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks advanced during the reporting period, despite significant market volatility and fluctuating economic growth. Consumer staples stocks were the principal contributors to the Index’s return, despite struggles with higher costs for raw materials and transportation. Cost-cutting measures, along with innovations to capitalize on consumer trends and expand product offerings, helped consumer staples companies weather a difficult competitive landscape. Household products companies implemented price increases to offset rising costs, which generally improved profitability. The soft drinks industry also performed well, as beverage makers diversified into healthier drinks and snacks in response to changing consumer tastes.

The financials sector was a solid contributor to the Index’s performance, with the diversified financials industry providing the majority of gains. A multi-sector holding company drove performance in the industry, benefiting from investments in insurance, transportation, and industrial products. Changes in accounting policy and tax reform also boosted profits in the industry. Banks were another source of strength for the sector, despite a flattening yield curve (a graphical representation of the difference in yield between short- and long-term interest rates). Large-capitalization value banks posted strong earnings, driven by solid profits and growth in net interest income.

The healthcare and information technology sectors were notable contributors to the Index’s return. The pharmaceuticals industry supported the healthcare sector due to brisk demand for new drugs and a faster pace of approvals by the Food and Drug Administration. The information technology sector rebounded strongly following a sharp decline late in 2018, as progress on trade talks and expectations for fiscal stimulus in China, a major market for the sector, drove gains late in the reporting period, particularly among technology hardware and equipment companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	28.4%
Consumer Staples	16.9
Information Technology	13.3
Health Care	12.1
Energy	7.7
Communication Services	7.4
Utilities	5.9
Industrials	3.8
Consumer Discretionary	2.7
Materials	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway Inc., Class B	6.6%
JPMorgan Chase & Co.	5.9
Exxon Mobil Corp.	5.3
Procter & Gamble Co. (The)	4.2
Cisco Systems Inc.	3.8
Verizon Communications Inc.	3.7
Intel Corp.	3.6
AT&T Inc.	3.5
Pfizer Inc.	3.5
Merck & Co. Inc.	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2019	iShares® Morningstar Mid-Cap ETF

Investment Objective

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® Mid Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	10.79%	9.72%	15.96%	10.79%	58.99%	339.69%
Fund Market	10.71	9.72	15.96	10.71	59.02	339.46
Index	11.08	9.98	16.24	11.08	60.92	350.20

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,130.60	$1.32		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks advanced during the reporting period despite significant market volatility and fluctuating economic growth. The information technology sector was the largest contributor to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. The semiconductors industry was a leading source of the sector’s strength, as the growth of artificial intelligence and machine learning applications in the gaming and automotive markets offset declining demand for other semiconductor products. Technology hardware and equipment companies also performed well, as optimism about trade talks between the U.S. and China bolstered the industry.

Buoyed by a strong economy and relatively low borrowing costs, the real estate sector was another meaningful contributor to the Index’s return. The sector benefited from a robust commercial real estate market, with property values rising amid brisk real estate fund inflows and rising investment in commercial properties. Real estate investment trusts (“REITs”) advanced as investors sought attractive dividend yields in a low interest rate environment. In particular, residential REITs posted solid gains, benefiting from rising rental rates, as younger adults delayed homeownership.

The industrials sector was also a solid contributor to the Index’s return. Capital goods companies that manufacture machinery drove the sector’s advance due to rising customer orders. Electrical equipment makers also performed well, benefiting from new product launches, which helped boost sales growth.

Brisk growth in consumer spending helped the consumer discretionary sector, a modest contributor to the Index’s return. Specialty retailers, which experienced strong demand for their differentiated products, drove the sector’s advance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	20.8%
Information Technology	16.5
Real Estate	15.9
Consumer Discretionary	15.8
Financials	11.2
Health Care	6.5
Materials	5.0
Consumer Staples	2.8
Energy	2.0
Utilities	1.9
Communication Services	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Xilinx Inc.	1.5%
Ingersoll-Rand PLC	1.4
Dollar Tree Inc.	1.3
Agilent Technologies Inc.	1.2
Digital Realty Trust Inc.	1.2
Willis Towers Watson PLC	1.1
Motorola Solutions Inc.	1.1
Microchip Technology Inc.	1.1
Parker-Hannifin Corp.	1.1
Synchrony Financial	1.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2019	iShares® Morningstar Mid-Cap Growth ETF

Investment Objective

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Mid Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	18.03%	11.91%	16.06%	18.03%	75.54%	343.43%
Fund Market	18.06	11.92	16.07	18.06	75.63	343.77
Index	18.33	12.17	16.33	18.33	77.55	354.00

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,166.80	$1.61		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Mid-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented mid-capitalization U.S. stocks advanced strongly during the reporting period despite significant market volatility and fluctuating economic growth. The information technology sector contributed the most to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. Progress on trade talks and expectations for fiscal stimulus in China, a major market for U.S. information technology companies, drove gains late in the reporting period. The software and services industry was the sector’s leading source of strength, benefiting from the continued growth of software as a service. The move toward subscription-based software drove profitability in the industry by providing consistent revenues while reducing training costs.

Brisk growth in consumer spending helped the consumer discretionary sector, which contributed meaningfully to the Index’s return despite investor concerns about a downturn in the auto market. The retail industry drove the sector’s advance, bolstered by solid performance among both specialty retailers and internet and direct marketing companies. Online sales grew as major retailers introduced improvements in mobile technology to make purchasing easier, and smaller, niche retailers experienced strong demand for their differentiated products.

The healthcare sector was another notable contributor to the Index’s return, as an aging population bolstered demand for healthcare goods and services and innovative new treatment options became available. Enrollments in Medicare Advantage plans offered by private health insurers were higher than expected, driving an influx of spending to the sector. The healthcare equipment and services industry led the sector’s advance amid continuing innovation in areas such as artificial intelligence, big data, and smart devices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	30.5%
Health Care	20.9
Industrials	13.7
Consumer Discretionary	11.5
Financials	6.9
Communication Services	4.4
Energy	3.8
Real Estate	3.8
Consumer Staples	2.3
Materials	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Workday Inc., Class A	1.5%
Hilton Worldwide Holdings Inc.	1.2
Advanced Micro Devices Inc.	1.2
Align Technology Inc.	1.1
Palo Alto Networks Inc.	1.1
TransDigm Group Inc.	1.1
Verisk Analytics Inc.	1.1
Global Payments Inc.	1.1
SBA Communications Corp.	1.1
Square Inc., Class A	1.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2019	iShares® Morningstar Mid-Cap Value ETF

Investment Objective

The iShares Morningstar Mid-CapValue ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Mid Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.83%	8.47%	15.36%	3.83%	50.14%	317.43%
Fund Market	3.83	8.45	15.37	3.83	50.02	317.62
Index	4.07	8.76	15.70	4.07	52.21	329.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,065.90	$1.54		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced during the reporting period despite significant market volatility and fluctuating economic growth. Utilities stocks, which often hold their value relatively well during market downturns, contributed the most to the Index’s performance. Due to their steady earnings and dividends, utilities stocks are often considered an alternative to bonds and therefore tend to be sensitive to changes in interest rates. As investor expectations of interest rate increases abated toward the end of the reporting period, utilities stocks posted solid performance.

Buoyed by a strong economy and relatively low borrowing costs, the real estate sector also drove the Index’s performance. Real estate investment trusts (“REITs”) advanced as investors sought attractive dividend yields in a low-interest rate environment. Healthcare REITs performed well amid rising demand for healthcare facilities and services from the aging population in the U.S.

The information technology sector also contributed to the Index’s return, rebounding strongly following a sharp decline late in 2018. Within the sector, the software and services industry benefited from the continued growth of software as a service, while optimism about trade talks between the U.S. and China bolstered technology hardware and equipment companies.

The industrials sector contributed modestly to the Index’s return. Capital goods companies, particularly those that manufacture heavy equipment and machinery, drove the sector’s advance due to rising customer orders.

In contrast, the materials sector detracted meaningfully from the Index’s performance amid trade tensions and concerns about an economic slowdown in China, one of the largest consumers of raw materials. Rising input prices also put pressure on profit margins for materials companies. The healthcare sector was also a source of weakness, as mid-capitalization value stocks in the pharmaceutical industry were weighed down by unexpected manufacturing costs and tax liabilities.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	22.0%
Utilities	17.9
Consumer Discretionary	10.8
Materials	9.8
Industrials	9.1
Real Estate	8.3
Consumer Staples	5.6
Information Technology	4.8
Energy	4.6
Communication Services	3.6
Health Care	3.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Welltower Inc.	1.6%
AutoZone Inc.	1.4
Newmont Goldcorp Corp.	1.4
PACCAR Inc.	1.4
WEC Energy Group Inc.	1.4
DTE Energy Co.	1.3
Eversource Energy	1.3
PPL Corp.	1.3
Stanley Black & Decker Inc.	1.2
Fifth Third Bancorp.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2019	iShares® Morningstar Small-Cap ETF

Investment Objective

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® Small Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.56%	7.71%	14.05%	4.56%	44.96%	272.31%
Fund Market	4.62	7.71	14.07	4.62	44.95	273.05
Index	4.76	7.87	14.24	4.76	46.02	278.52

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,076.00	$1.29		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks advanced during the reporting period despite significant market volatility and fluctuating economic growth. The information technology sector contributed the most to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. Technology hardware and equipment companies performed well, as optimism about trade talks between the U.S. and China bolstered the industry. In the semiconductors and semiconductor equipment industry, growth of artificial intelligence and machine learning applications in the gaming and automotive markets offset declining demand for other semiconductor products.

The industrials sector contributed meaningfully to the Index’s return. Despite trade tensions and slowing global growth early in the reporting period, the sector rebounded in 2019 as U.S. economic growth accelerated and the outlook for a trade agreement between the U.S. and China improved. Buoyed by a strong economy and relatively low borrowing costs, the real estate sector also performed well. Real estate investment trusts advanced as investors sought attractive dividend yields in a low interest rate environment.

Utilities stocks, which often hold their value relatively well during market downturns, were notable contributors to the Index’s performance. Utilities companies also benefited from strong demand for electricity, as economic activity remained robust.

In contrast, the energy sector detracted from the Index’s return. Concerns over slowing global growth and oversupply drove a sharp downturn in oil prices in the fourth quarter of 2018, which negatively affected the oil, gas, and consumable fuels industry. Energy equipment and services companies also declined as oversupply led to a downturn in capital investment.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	19.2%
Financials	18.5
Real Estate	13.2
Consumer Discretionary	11.9
Information Technology	11.8
Materials	7.8
Health Care	5.2
Communication Services	4.2
Consumer Staples	3.5
Utilities	2.8
Energy	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Woodward Inc.	0.9%
Americold Realty Trust	0.8
Oshkosh Corp.	0.8
Versum Materials Inc.	0.8
Primerica Inc.	0.8
Ciena Corp.	0.8
Kemper Corp.	0.8
Nexstar Media Group Inc., Class A	0.7
ITT Inc.	0.7
ViaSat Inc.	0.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

Fund Summary as of April 30, 2019	iShares® Morningstar Small-Cap Growth ETF

Investment Objective

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Small Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.35%	10.96%	15.64%	12.35%	68.20%	327.64%
Fund Market	12.03	10.95	15.68	12.03	68.13	329.25
Index	12.57	11.06	15.76	12.57	68.94	332.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,105.30	$1.57		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Small-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented small-capitalization U.S. stocks advanced during the reporting period, despite significant market volatility and fluctuating economic growth. The information technology sector was the largest contributor to the Index’s return, rebounding strongly following a sharp decline late in 2018. Although information technology companies faced a number of challenges, including trade tensions, regulatory pressure, and market volatility, strong demand and product innovations led to solid returns for the sector. Progress on trade talks and expectations for fiscal stimulus in China, a major market for U.S. information technology companies, drove gains late in the reporting period. The software and services industry was a leading source of strength, benefiting from the continued growth of software as a service. The move toward subscription-based software drove profitability in the industry by providing consistent revenues while reducing training costs. In the semiconductor industry, growth of artificial intelligence and machine learning applications in the gaming and automotive markets offset declining demand for other semiconductor products.

The industrials and consumer discretionary sectors were notable contributors to the Index’s return. Trade tensions and slowing global growth held back the industrials sector early in the reporting period, but industrials stocks rebounded in early 2019 as U.S. economic growth accelerated and the outlook for a trade agreement between the U.S. and China improved. The hotels, restaurants, and leisure industry drove the consumer discretionary sector’s advance, as higher consumer incomes and a shift toward spending on experiences bolstered returns of companies providing leisure and hospitality services. On the downside, the energy sector detracted modestly from the Index’s return. Concerns over slowing global growth and oversupply drove a sharp downturn in oil prices in the fourth quarter of 2018, which negatively affected the oil, gas, and consumable fuels industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	27.6%
Health Care	25.3
Industrials	14.8
Consumer Discretionary	11.5
Real Estate	4.7
Communication Services	3.9
Energy	3.4
Financials	3.3
Materials	2.5
Consumer Staples	2.5
Utilities	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Trade Desk Inc. (The), Class A	1.3%
Cree Inc.	1.1
Planet Fitness Inc., Class A	1.0
Exelixis Inc.	0.9
Medidata Solutions Inc.	0.9
Mellanox Technologies Ltd.	0.9
Entegris Inc.	0.9
Coupa Software Inc.	0.9
Roku Inc.	0.8
Dropbox Inc., Class A	0.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	21

Fund Summary as of April 30, 2019	iShares® Morningstar Small-Cap Value ETF

Investment Objective

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Small Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.83%	5.72%	14.10%	1.83%	32.07%	274.01%
Fund Market	1.82	5.71	14.12	1.82	32.00	274.66
Index	2.09	5.94	14.37	2.09	33.45	282.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,038.00	$1.52		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2019 (continued)	iShares® Morningstar Small-Cap Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks advanced modestly during the reporting period, despite significant market volatility and fluctuating economic growth. The industrials sector was the top contributor to the Index’s return. Industrials stocks advanced in early 2019 as U.S. economic growth accelerated and the outlook for a trade agreement between the U.S. and China improved. Capital goods companies drove the sector’s advance due to rising customer orders. In particular, electrical equipment makers benefited from new product launches, which helped boost sales growth.

Utilities stocks, which often hold their value relatively well during market downturns, were meaningful contributors to the Index’s performance. Utilities stocks tend to be sensitive to changes in interest rates, and as investor expectations of interest rate increases abated toward the end of the reporting period, utilities stocks posted solid performance. Utilities companies also benefited from strong demand for electricity, as economic activity remained robust.

Financials and information technology stocks were notable contributors to the Index’s performance. Mortgage real estate investment trusts (“REITs”) drove the financial sector’s advance, supported by higher long-term mortgage rates as refinancing demand by residential and commercial property owners declined. This helped stabilize the cash flows and profitability of mortgage REITs. Technology hardware and equipment companies led information technology sector returns amid optimism about trade talks between the U.S. and China, which bolstered the industry. Real estate stocks contributed modestly, driven by REITs, which advanced as investors sought attractive dividend yields in a low interest rate environment.

On the downside, the energy sector detracted significantly from the Index’s return. Concerns over slowing global growth and oversupply drove a sharp downturn in oil prices in the fourth quarter of 2018. Energy equipment and services companies declined as oversupply led to a downturn in capital investment.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	27.6%
Consumer Discretionary	12.2
Real Estate	11.3
Industrials	10.5
Information Technology	9.3
Utilities	8.2
Materials	6.0
Energy	5.7
Consumer Staples	4.6
Communication Services	2.9
Health Care	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Flex Ltd.	1.0%
Teradata Corp.	0.9
Bemis Co. Inc.	0.9
MGIC Investment Corp.	0.9
Ashland Global Holdings Inc.	0.9
Assured Guaranty Ltd.	0.9
Stericycle Inc.	0.9
Portland General Electric Co.	0.8
Williams-Sonoma Inc.	0.8
Hawaiian Electric Industries Inc.	0.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® Morningstar Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 5.1%
General Dynamics Corp.	34,574	$6,179,065
Lockheed Martin Corp.	31,013	10,337,563
Northrop Grumman Corp.	21,636	6,272,493
Raytheon Co.	35,888	6,373,350
United Technologies Corp.	101,798	14,517,413

		43,679,884

Air Freight & Logistics — 1.8%
FedEx Corp.	30,727	5,821,538
United Parcel Service Inc., Class B	87,797	9,325,797

		15,147,335

Airlines — 0.9%
Delta Air Lines Inc.	79,806	4,651,892
Southwest Airlines Co.	64,770	3,512,477

		8,164,369

Banks — 5.7%
Bank of America Corp.	1,119,392	34,231,007
M&T Bank Corp.	18,137	3,084,560
PNC Financial Services Group Inc. (The)	57,507	7,874,434
SunTrust Banks Inc.	57,484	3,764,052

		48,954,053

Beverages — 2.8%
Coca-Cola Co. (The)	480,677	23,582,014
Keurig Dr Pepper Inc.	28,679	833,698

		24,415,712

Biotechnology — 3.3%
AbbVie Inc.	184,964	14,684,292
Biogen Inc.(a)	24,924	5,713,578
Celgene Corp.(a)	88,981	8,422,941

		28,820,811

Capital Markets — 1.2%
BlackRock Inc.(b)	15,452	7,497,928
T Rowe Price Group Inc.	30,953	3,327,448

		10,825,376

Chemicals — 2.5%
Air Products & Chemicals Inc.	28,091	5,780,847
Linde PLC	69,271	12,486,790
PPG Industries Inc.	30,709	3,608,308

		21,875,945

Commercial Services & Supplies — 0.6%
Waste Management Inc.	49,920	5,358,413

Consumer Finance — 1.2%
American Express Co.	87,231	10,226,090

Electric Utilities — 1.4%
NextEra Energy Inc.	60,138	11,693,233

Electrical Equipment — 0.6%
Emerson Electric Co.	78,661	5,584,144

Electronic Equipment, Instruments & Components — 0.9%
Corning Inc.	102,280	3,257,618
TE Connectivity Ltd.	43,980	4,206,687

		7,464,305

Energy Equipment & Services — 1.2%
Halliburton Co.	114,014	3,230,017

Security	Shares	Value

Energy Equipment & Services (continued)
Schlumberger Ltd.	175,724	$7,499,900

		10,729,917

Entertainment — 3.5%
Walt Disney Co. (The)	218,198	29,886,580

Equity Real Estate Investment Trusts (REITs) — 2.3%
AvalonBay Communities Inc.	17,986	3,613,927
Equity Residential	48,039	3,671,140
Prologis Inc.	80,486	6,170,862
Simon Property Group Inc.	39,228	6,813,904

		20,269,833

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	55,320	13,582,719
Sysco Corp.	60,983	4,291,374

		17,874,093

Health Care Equipment & Supplies — 1.6%
Danaher Corp.	79,184	10,487,129
Zimmer Biomet Holdings Inc.	26,664	3,283,938

		13,771,067

Health Care Providers & Services — 2.8%
Anthem Inc.	32,410	8,524,802
Centene Corp.(a)	54,081	2,788,416
CVS Health Corp.	163,851	8,910,218
HCA Healthcare Inc.	34,373	4,373,277

		24,596,713

Hotels, Restaurants & Leisure — 2.9%
Carnival Corp.	52,591	2,885,142
Las Vegas Sands Corp.	48,333	3,240,728
McDonald’s Corp.	95,786	18,924,440

		25,050,310

Industrial Conglomerates — 3.4%
3M Co.	72,192	13,681,106
Honeywell International Inc.	91,458	15,879,852

		29,560,958

Insurance — 3.1%
Allstate Corp. (The)	42,860	4,245,712
Aon PLC	30,723	5,534,441
Marsh & McLennan Companies Inc.	64,439	6,075,953
Progressive Corp. (The)	74,548	5,825,926
Travelers Companies Inc. (The)	33,860	4,867,375

		26,549,407

IT Services — 2.1%
Accenture PLC, Class A	80,029	14,618,897
Paychex Inc.	41,724	3,517,751

		18,136,648

Machinery — 1.9%
Caterpillar Inc.	72,581	10,119,243
Illinois Tool Works Inc.	38,588	6,005,450

		16,124,693

Media — 3.4%
Comcast Corp., Class A	564,215	24,560,279
Discovery Inc., Class A(a)	21,167	654,060
Discovery Inc., Class C, NVS(a)	48,582	1,397,219
Fox Corp., Class A, NVS(a)	44,699	1,742,814
Fox Corp., Class B(a)	20,566	791,791

		29,146,163

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.1%
Southern Copper Corp.	14,968	$575,071

Multi-Utilities — 0.5%
Sempra Energy	35,269	4,512,668

Multiline Retail — 0.5%
Dollar General Corp.	33,933	4,278,612

Oil, Gas & Consumable Fuels — 6.6%
Anadarko Petroleum Corp.	65,767	4,791,126
Chevron Corp.	236,915	28,444,015
Kinder Morgan Inc./DE	249,300	4,953,591
Marathon Petroleum Corp.	86,232	5,248,942
Occidental Petroleum Corp.	95,510	5,623,629
ONEOK Inc.	53,465	3,631,877
Williams Companies Inc. (The)	156,004	4,419,593

		57,112,773

Pharmaceuticals — 8.7%
Allergan PLC	39,886	5,863,242
Bristol-Myers Squibb Co.	205,554	9,543,872
Eli Lilly & Co.	108,274	12,672,389
Johnson & Johnson	331,377	46,790,433

		74,869,936

Road & Rail — 2.7%
Norfolk Southern Corp.	34,076	6,952,186
Union Pacific Corp.	90,607	16,041,063

		22,993,249

Semiconductors & Semiconductor Equipment — 5.1%
Analog Devices Inc.	47,148	5,480,484
Applied Materials Inc.	121,866	5,370,635
Broadcom Inc.	49,720	15,830,848
Lam Research Corp.	19,866	4,120,804
QUALCOMM Inc.	153,057	13,182,799

		43,985,570

Security	Shares	Value

Specialty Retail — 2.3%
Lowe’s Companies Inc.	100,929	$11,419,107
TJX Companies Inc. (The)	156,598	8,594,098

		20,013,205

Technology Hardware, Storage & Peripherals — 12.9%
Apple Inc.	556,368	111,646,367

Textiles, Apparel & Luxury Goods — 0.5%
VF Corp.	42,118	3,976,360

Tobacco — 1.5%
Altria Group Inc.	235,308	12,784,284

Wireless Telecommunication Services — 0.1%
Sprint Corp.(a)	96,885	540,618

Total Common Stocks — 99.8% (Cost: $695,866,595)		861,194,765

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(b)(c)	1,183,406	1,183,406

Total Short-Term Investments — 0.1% (Cost: $1,183,406)		1,183,406

Total Investments in Securities — 99.9% (Cost: $697,050,001)		862,378,171

Other Assets, Less Liabilities — 0.1%		793,356

Net Assets — 100.0%		$863,171,527

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased		Shares Sold	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$70,693	(c)	$(215)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	506,865	676,541	(b)	—	1,183,406	1,183,406	25,446		—	—
BlackRock Inc.	—	17,144		(1,692)	15,452	7,497,928	50,909		52,101	1,772,365
PNC Financial Services Group Inc. (The)(d)	72,715	6,128		(21,336)	57,507	N/A	244,666		(350,883)	(29,076)

						$8,681,334	$391,714		$(298,997)	$1,743,289

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Large-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$861,194,765	$—	$—	$861,194,765
Money Market Funds	1,183,406	—	—	1,183,406

	$862,378,171	$—	$—	$862,378,171

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments April 30, 2019	iShares® Morningstar Large-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
Boeing Co. (The)	57,287	$21,636,727

Automobiles — 0.7%
Tesla Inc.(a)(b)	30,779	7,346,639

Beverages — 1.6%
Constellation Brands Inc., Class A	46,991	9,946,585
Monster Beverage Corp.(a)	123,302	7,348,799

		17,295,384

Biotechnology — 2.2%
Alexion Pharmaceuticals Inc.(a)(b)	61,397	8,357,974
Regeneron Pharmaceuticals Inc.(a)	20,209	6,934,516
Vertex Pharmaceuticals Inc.(a)	52,457	8,864,184

		24,156,674

Capital Markets — 5.2%
Charles Schwab Corp. (The)	226,094	10,350,583
CME Group Inc.	62,102	11,110,048
Intercontinental Exchange Inc.	123,482	10,045,261
Moody’s Corp.	46,234	9,090,529
S&P Global Inc.	48,861	10,781,668
TD Ameritrade Holding Corp.	123,798	6,509,299

		57,887,388

Chemicals — 1.7%
Ecolab Inc.	53,660	9,877,733
Sherwin-Williams Co. (The)	20,013	9,102,513

		18,980,246

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	84,100	8,372,996

Entertainment — 3.3%
Activision Blizzard Inc.	194,710	9,386,969
Electronic Arts Inc.(a)	80,932	7,660,214
Netflix Inc.(a)	52,495	19,451,497

		36,498,680

Equity Real Estate Investment Trusts (REITs) — 3.7%
American Tower Corp.	67,365	13,156,384
Crown Castle International Corp.	80,325	10,103,278
Equinix Inc.	19,751	8,980,780
Public Storage	38,204	8,449,961

		40,690,403

Food Products — 0.7%
McCormick & Co. Inc./MD, NVS	50,279	7,741,458

Health Care Equipment & Supplies — 6.9%
Abbott Laboratories	219,624	17,473,285
Baxter International Inc.	114,073	8,703,770
Becton Dickinson and Co.	44,892	10,807,300
Boston Scientific Corp.(a)	255,506	9,484,383
Edwards Lifesciences Corp.(a)	49,876	8,781,667
Intuitive Surgical Inc.(a)	19,917	10,170,218
Stryker Corp.	55,339	10,454,091

		75,874,714

Health Care Providers & Services — 3.9%
Cigna Corp.	65,626	10,424,034
Humana Inc.	31,847	8,134,042
UnitedHealth Group Inc.	104,026	24,245,340

		42,803,416

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.9%
Marriott International Inc./MD, Class A	69,145	$9,432,761
Starbucks Corp.	183,857	14,282,012
Yum! Brands Inc.	82,483	8,610,400

		32,325,173

Industrial Conglomerates — 0.8%
Roper Technologies Inc.	25,976	9,343,567

Interactive Media & Services — 11.0%
Alphabet Inc., Class A(a)	27,613	33,106,882
Alphabet Inc., Class C, NVS(a)	28,352	33,695,785
Facebook Inc., Class A(a)	233,540	45,166,636
Twitter Inc.(a)	243,677	9,725,149

		121,694,452

Internet & Direct Marketing Retail — 7.8%
Amazon.com Inc.(a)	38,188	73,569,946
Booking Holdings Inc.(a)	6,989	12,964,525

		86,534,471

IT Services — 11.1%
Automatic Data Processing Inc.	73,440	12,072,802
Cognizant Technology Solutions Corp., Class A	125,472	9,154,437
Fidelity National Information Services Inc.	79,035	9,162,527
Fiserv Inc.(a)(b)	97,535	8,508,953
Mastercard Inc., Class A	100,832	25,635,528
PayPal Holdings Inc.(a)	156,197	17,614,336
Visa Inc., Class A	184,813	30,388,801
Worldpay Inc., Class A(a)	82,346	9,651,775

		122,189,159

Life Sciences Tools & Services — 2.3%
Illumina Inc.(a)	30,992	9,669,504
Thermo Fisher Scientific Inc.	55,878	15,503,351

		25,172,855

Machinery — 0.7%
Fortive Corp.	92,929	8,023,490

Media — 1.6%
Charter Communications Inc., Class A(a)(b)	30,860	11,454,924
Sirius XM Holdings Inc.	1,062,920	6,175,565

		17,630,489

Oil, Gas & Consumable Fuels — 2.6%
Concho Resources Inc.	71,510	8,250,824
EOG Resources Inc.	112,278	10,784,302
Pioneer Natural Resources Co.	56,197	9,354,552

		28,389,678

Personal Products — 0.8%
Estee Lauder Companies Inc. (The), Class A	53,501	9,192,007

Pharmaceuticals — 0.9%
Zoetis Inc.	99,641	10,147,439

Road & Rail — 1.0%
CSX Corp.	141,659	11,280,306

Semiconductors & Semiconductor Equipment — 2.8%
NVIDIA Corp.	87,472	15,832,432
Texas Instruments Inc.	131,391	15,481,802

		31,314,234

Software — 14.9%
Adobe Inc.(a)	62,641	18,118,909
Autodesk Inc.(a)	54,407	9,695,871
Intuit Inc.	44,125	11,078,023

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Large-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Microsoft Corp.	696,815	$91,004,039
Red Hat Inc.(a)(b)	45,207	8,251,634
salesforce.com Inc.(a)	99,850	16,510,198
ServiceNow Inc.(a)	38,530	10,461,280

		165,119,954

Specialty Retail — 3.9%
Home Depot Inc. (The)	125,505	25,565,369
O’Reilly Automotive Inc.(a)	21,665	8,201,719
Ross Stores Inc.	92,738	9,056,793

		42,823,881

Textiles, Apparel & Luxury Goods — 1.4%
NIKE Inc., Class B	170,764	14,998,202

Wireless Telecommunication Services — 0.7%
T-Mobile U.S. Inc.(a)	104,019	7,592,347

Total Common Stocks — 99.9% (Cost: $718,369,005)		1,103,056,429

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	23,762,205	23,771,710

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	1,235,672	$1,235,672

		25,007,382

Total Short-Term Investments — 2.3% (Cost: $25,004,001)		25,007,382

Total Investments in Securities — 102.2% (Cost: $743,373,006)		1,128,063,811

Other Assets, Less Liabilities — (2.2)%		(23,790,947)

Net Assets — 100.0%		$1,104,272,864

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Shares Purchased		Shares Sold	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,324,574	5,437,631	(b)	—	23,762,205	$23,771,710	$231,121	(c)	$882	$1,956
BlackRock Cash Funds: Treasury, SL Agency Shares	1,161,372	74,300	(b)	—	1,235,672	1,235,672	21,478		—	—
BlackRock Inc.	17,935	5,545		(23,480)	—	—	185,932		(244,809)	(3,062,339)

						$25,007,382	$438,531		$(243,927)	$(3,060,383)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,103,056,429	$—	$—	$1,103,056,429
Money Market Funds	25,007,382	—	—	25,007,382

	$1,128,063,811	$—	$—	$1,128,063,811

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments April 30, 2019	iShares® Morningstar Large-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 1.5%
Ford Motor Co.	319,215	$3,335,797
General Motors Co.	104,637	4,075,611

		7,411,408

Banks — 13.5%
BB&T Corp.	61,836	3,166,003
Citigroup Inc.	182,092	12,873,905
JPMorgan Chase & Co.	251,244	29,156,866
U.S. Bancorp.	118,198	6,302,317
Wells Fargo & Co.	315,619	15,279,116

		66,778,207

Beverages — 3.0%
Molson Coors Brewing Co., Class B	17,361	1,114,403
PepsiCo Inc.	108,602	13,906,486

		15,020,889

Biotechnology — 3.1%
Amgen Inc.	48,415	8,681,778
Gilead Sciences Inc.	100,049	6,507,187

		15,188,965

Building Products — 0.6%
Johnson Controls International PLC	74,616	2,798,100

Capital Markets — 3.3%
Bank of New York Mellon Corp. (The)	70,446	3,498,349
Goldman Sachs Group Inc. (The)	27,023	5,564,576
Morgan Stanley	103,325	4,985,431
State Street Corp.	31,479	2,129,869

		16,178,225

Chemicals — 1.8%
DowDuPont Inc.	175,112	6,733,056
LyondellBasell Industries NV, Class A	25,238	2,226,749

		8,959,805

Communications Equipment — 3.8%
Cisco Systems Inc.	338,963	18,964,980

Consumer Finance — 1.2%
Capital One Financial Corp.	37,872	3,515,658
Discover Financial Services	27,586	2,247,983

		5,763,641

Diversified Financial Services — 6.5%
Berkshire Hathaway Inc., Class B(a)	149,080	32,307,127

Diversified Telecommunication Services — 7.2%
AT&T Inc.	561,101	17,371,687
Verizon Communications Inc.	318,047	18,189,108

		35,560,795

Electric Utilities — 3.9%
American Electric Power Co. Inc.	39,792	3,404,206
Duke Energy Corp.	57,400	5,230,288
Exelon Corp.	77,596	3,953,516
Southern Co. (The)	82,381	4,384,317
Xcel Energy Inc.	42,385	2,394,752

		19,367,079

Electrical Equipment — 0.6%
Eaton Corp. PLC	34,561	2,862,342

Food & Staples Retailing — 3.3%
Kroger Co. (The)	68,169	1,757,397

Security	Shares	Value

Food & Staples Retailing (continued)
Walgreens Boots Alliance Inc.	64,121	$3,434,962
Walmart Inc.	110,325	11,345,823

		16,538,182

Food Products — 2.5%
Archer-Daniels-Midland Co.	46,987	2,095,620
General Mills Inc.	49,388	2,542,000
Kraft Heinz Co. (The)	53,016	1,762,252
Mondelez International Inc., Class A	113,921	5,792,883

		12,192,755

Health Care Equipment & Supplies — 1.9%
Medtronic PLC	104,189	9,253,025

Health Care Providers & Services — 0.4%
McKesson Corp.	16,232	1,935,666

Household Products — 5.9%
Colgate-Palmolive Co.	68,422	4,980,437
Kimberly-Clark Corp.	27,804	3,569,478
Procter & Gamble Co. (The)	192,451	20,492,182

		29,042,097

Industrial Conglomerates — 1.4%
General Electric Co.	682,167	6,937,638

Insurance — 3.8%
Aflac Inc.	60,905	3,068,393
American International Group Inc.	70,534	3,355,302
Chubb Ltd.	36,293	5,269,744
MetLife Inc.	77,033	3,553,532
Prudential Financial Inc.	33,101	3,499,107

		18,746,078

Internet & Direct Marketing Retail — 0.6%
eBay Inc.	70,608	2,736,060

IT Services — 2.0%
International Business Machines Corp.	69,143	9,698,689

Machinery — 1.3%
Cummins Inc.	12,190	2,027,075
Deere & Co.	25,405	4,207,830

		6,234,905

Media — 0.2%
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	7,855	313,729
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	15,014	602,962

		916,691

Multi-Utilities — 2.0%
Consolidated Edison Inc.	26,597	2,291,597
Dominion Energy Inc.	63,292	4,928,548
Public Service Enterprise Group Inc.	41,618	2,482,514

		9,702,659

Multiline Retail — 0.7%
Target Corp.	42,146	3,262,943

Oil, Gas & Consumable Fuels — 7.7%
ConocoPhillips	89,200	5,630,304
Exxon Mobil Corp.	325,137	26,101,998
Phillips 66	33,882	3,194,056
Valero Energy Corp.	34,093	3,090,872

		38,017,230

Pharmaceuticals — 6.7%
Merck & Co. Inc.	198,948	15,659,197

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Large-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Pfizer Inc.	427,454	$17,358,907

		33,018,104

Semiconductors & Semiconductor Equipment — 4.3%
Intel Corp.	346,105	17,665,199
Micron Technology Inc.(a)	90,096	3,789,438

		21,454,637

Software — 2.2%
Oracle Corp.	197,586	10,932,433

Technology Hardware, Storage & Peripherals — 0.9%
Hewlett Packard Enterprise Co.	116,495	1,841,786
HP Inc.	126,587	2,525,411

		4,367,197

Tobacco — 2.1%
Philip Morris International Inc.	120,517	10,431,952

Total Common Stocks — 99.9% (Cost: $420,018,493)		492,580,504

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(b)(c)	487,831	$487,831

Total Short-Term Investments — 0.1% (Cost: $487,831)		487,831

Total Investments in Securities — 100.0% (Cost: $420,506,324)		493,068,335

Other Assets, Less Liabilities — (0.0)%		(72,479)

Net Assets — 100.0%		$492,995,856

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	273,624	(273,624)	—	$—	$913	(b)	$179		$(7)
BlackRock Cash Funds: Treasury, SL Agency Shares	503,723	(15,892)	487,831	487,831	11,895		—		—

				$487,831	$12,808		$179		$(7)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$492,580,504	$—	$—	$492,580,504
Money Market Funds	487,831	—	—	487,831

	$493,068,335	$—	$—	$493,068,335

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments April 30, 2019	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.3%
Curtiss-Wright Corp.	14,693	$1,674,120
Harris Corp.	40,640	6,847,840
Hexcel Corp.	29,218	2,066,005
L3 Technologies Inc.	27,326	5,972,917
Spirit AeroSystems Holdings Inc., Class A	36,328	3,156,903
Textron Inc.	80,859	4,285,527

		24,003,312

Air Freight & Logistics — 1.2%
CH Robinson Worldwide Inc.	47,100	3,815,100
Expeditors International of Washington Inc.	59,117	4,695,072

		8,510,172

Auto Components — 1.4%
Aptiv PLC	89,504	7,670,493
Gentex Corp.	89,278	2,056,072

		9,726,565

Banks — 4.0%
Citizens Financial Group Inc.	158,615	5,741,863
Comerica Inc.	54,780	4,305,160
Commerce Bancshares Inc.	33,985	2,053,714
Cullen/Frost Bankers Inc.	21,702	2,206,876
East West Bancorp. Inc.	49,942	2,571,014
First Citizens BancShares Inc./NC, Class A	3,000	1,344,750
Signature Bank/New York NY	18,984	2,507,217
SVB Financial Group(a)(b)	18,133	4,564,439
Webster Financial Corp.	31,795	1,689,268
Western Alliance Bancorp.(a)	33,239	1,588,160

		28,572,461

Building Products — 1.3%
AO Smith Corp.	48,855	2,568,307
Fortune Brands Home & Security Inc.	48,407	2,554,922
Masco Corp.	101,469	3,963,379

		9,086,608

Capital Markets — 2.0%
Ameriprise Financial Inc.	46,632	6,844,179
Nasdaq Inc.	39,896	3,678,411
Raymond James Financial Inc.	43,732	4,004,539

		14,527,129

Chemicals — 3.3%
Albemarle Corp.	36,410	2,732,935
Axalta Coating Systems Ltd.(a)	71,611	1,932,065
Celanese Corp.	44,137	4,761,941
CF Industries Holdings Inc.	76,798	3,439,014
Chemours Co. (The)	57,548	2,072,303
International Flavors & Fragrances Inc.	34,901	4,809,009
RPM International Inc.	45,289	2,746,778
Westlake Chemical Corp.	12,367	862,598

		23,356,643

Commercial Services & Supplies — 1.3%
ADT Inc.	41,078	270,704
KAR Auction Services Inc.	45,788	2,586,106
Republic Services Inc.	74,239	6,148,474

		9,005,284

Communications Equipment — 1.6%
F5 Networks Inc.(a)(b)	20,478	3,212,998
Motorola Solutions Inc.	56,408	8,174,083

11,387,081

Security	Shares	Value

Construction & Engineering — 0.3%
Fluor Corp.	48,024	$1,907,994

Consumer Finance — 1.3%
SLM Corp.	150,489	1,528,968
Synchrony Financial	224,787	7,793,366

		9,322,334

Containers & Packaging — 1.7%
AptarGroup Inc.	21,681	2,411,794
Avery Dennison Corp.	28,937	3,201,879
Ball Corp.	115,067	6,897,116

		12,510,789

Distributors — 0.4%
LKQ Corp.(a)(b)	108,447	3,264,255

Diversified Consumer Services — 0.6%
H&R Block Inc.	70,809	1,926,713
ServiceMaster Global Holdings Inc.(a)	46,743	2,291,809

		4,218,522

Electrical Equipment — 2.7%
Acuity Brands Inc.	13,738	2,010,282
AMETEK Inc.	78,252	6,899,479
GrafTech International Ltd.	20,703	237,049
Rockwell Automation Inc.	41,145	7,435,313
Sensata Technologies Holding PLC(a)(b)	56,552	2,824,207

		19,406,330

Electronic Equipment, Instruments & Components — 1.8%
CDW Corp./DE	51,673	5,456,669
Trimble Inc.(a)(b)	86,652	3,537,135
Zebra Technologies Corp., Class A(a)	18,560	3,918,758

		12,912,562

Entertainment — 0.4%
Liberty Media Corp.-Liberty Formula One, Class A(a)	8,714	329,041
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	69,897	2,712,702

		3,041,743

Equity Real Estate Investment Trusts (REITs) — 14.8%
Alexandria Real Estate Equities Inc.	38,837	5,530,000
Apartment Investment & Management Co., Class A	53,507	2,641,106
Boston Properties Inc.	53,180	7,318,632
Camden Property Trust	33,296	3,351,242
CubeSmart	64,187	2,048,207
Digital Realty Trust Inc.	71,540	8,420,973
Douglas Emmett Inc.	55,714	2,294,860
Duke Realty Corp.	123,768	3,851,660
Essex Property Trust Inc.	22,632	6,393,540
Extra Space Storage Inc.	43,861	4,547,947
Federal Realty Investment Trust	25,626	3,430,040
Gaming and Leisure Properties Inc.	69,511	2,806,854
Healthcare Trust of America Inc., Class A	70,629	1,947,948
Host Hotels & Resorts Inc.	255,110	4,908,316
Hudson Pacific Properties Inc.	52,987	1,847,127
Invitation Homes Inc.	116,594	2,898,527
Iron Mountain Inc.	98,659	3,204,444
Kilroy Realty Corp.	34,784	2,675,238
Macerich Co. (The)	36,475	1,464,107
Mid-America Apartment Communities Inc.	39,237	4,292,920
National Retail Properties Inc.	55,686	2,930,197
Realty Income Corp.	104,562	7,320,386
STORE Capital Corp.	67,958	2,264,361
Sun Communities Inc.	29,760	3,662,861

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
UDR Inc.	94,954	$4,268,182
VICI Properties Inc.	124,100	2,829,480
Weyerhaeuser Co.	256,924	6,885,563

		106,034,718

Food & Staples Retailing — 0.4%
U.S. Foods Holding Corp.(a)	74,972	2,740,227

Food Products — 1.4%
Hershey Co. (The)	47,900	5,980,315
Hormel Foods Corp.	93,932	3,751,644
Seaboard Corp.	93	418,089

		10,150,048

Gas Utilities — 0.6%
Atmos Energy Corp.	40,271	4,121,334

Health Care Equipment & Supplies — 2.5%
Dentsply Sirona Inc.	76,673	3,920,290
Haemonetics Corp.(a)	17,514	1,528,622
Hologic Inc.(a)	92,278	4,279,854
Steris PLC	29,142	3,817,019
Varian Medical Systems Inc.(a)	31,276	4,258,853

		17,804,638

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	53,817	4,023,359
DaVita Inc.(a)	43,570	2,406,807
Encompass Health Corp.	34,020	2,192,589
Henry Schein Inc.(a)	52,162	3,341,498
Laboratory Corp. of America Holdings(a)	33,970	5,432,482
Molina Healthcare Inc.(a)	21,518	2,789,378

		20,186,113

Hotels, Restaurants & Leisure — 4.7%
Aramark	84,855	2,637,293
Caesars Entertainment Corp.(a)	200,863	1,880,078
Darden Restaurants Inc.	42,513	4,999,529
MGM Resorts International	175,747	4,680,143
Norwegian Cruise Line Holdings Ltd.(a)	74,986	4,228,460
Royal Caribbean Cruises Ltd.	59,038	7,140,056
Six Flags Entertainment Corp.	24,599	1,305,961
Wyndham Hotels & Resorts Inc.	33,613	1,872,916
Wynn Resorts Ltd.	33,375	4,821,019

		33,565,455

Household Durables — 2.1%
DR Horton Inc.	117,074	5,187,549
Lennar Corp., Class A	98,516	5,125,787
Lennar Corp., Class B	5,378	224,370
PulteGroup Inc.	87,844	2,763,572
Toll Brothers Inc.	46,205	1,760,411

		15,061,689

Household Products — 1.0%
Clorox Co. (The)	44,155	7,052,878

Industrial Conglomerates — 0.4%
Carlisle Companies Inc.	19,736	2,791,065

Insurance — 3.9%
Arthur J Gallagher & Co.	63,413	5,302,595
Cincinnati Financial Corp.	52,207	5,021,269
Everest Re Group Ltd.	14,013	3,300,062
Torchmark Corp.	34,940	3,062,841
Willis Towers Watson PLC	44,439	8,191,885

Security	Shares	Value

Insurance (continued)
WR Berkley Corp.	50,477	$3,094,240

		27,972,892

IT Services — 2.8%
Alliance Data Systems Corp.	15,706	2,514,531
Booz Allen Hamilton Holding Corp.	48,262	2,861,454
DXC Technology Co.	92,426	6,076,085
First Data Corp., Class A(a)	195,616	5,058,630
Genpact Ltd.	52,143	1,892,791
Sabre Corp.	94,883	1,969,771

		20,373,262

Leisure Products — 1.0%
Brunswick Corp./DE	29,983	1,535,429
Hasbro Inc.	39,870	4,061,158
Polaris Industries Inc.	19,749	1,903,804

		7,500,391

Life Sciences Tools & Services — 1.2%
Agilent Technologies Inc.	109,333	8,582,640

Machinery — 6.1%
AGCO Corp.	22,069	1,562,044
Allison Transmission Holdings Inc.	41,090	1,925,477
Crane Co.	17,504	1,488,715
Donaldson Co. Inc.	44,061	2,359,026
Dover Corp.	49,936	4,895,726
Flowserve Corp.	45,127	2,212,577
Gardner Denver Holdings Inc.(a)	43,827	1,479,161
Ingersoll-Rand PLC	83,369	10,221,873
Lincoln Electric Holdings Inc.	21,715	1,895,068
Middleby Corp. (The)(a)(b)	19,240	2,542,181
Parker-Hannifin Corp.	44,530	8,063,492
Pentair PLC	54,322	2,118,015
Snap-on Inc.	19,161	3,224,413

		43,987,768

Media — 1.2%
CBS Corp., Class B, NVS	119,782	6,141,223
News Corp., Class A, NVS	132,753	1,648,792
News Corp., Class B	42,505	530,888

		8,320,903

Multiline Retail — 1.3%
Dollar Tree Inc.(a)	81,922	9,116,280

Oil, Gas & Consumable Fuels — 2.0%
Antero Resources Corp.(a)	74,409	539,465
Continental Resources Inc./OK(a)(b)	29,671	1,364,569
EQT Corp.	87,772	1,794,938
Marathon Oil Corp.	281,993	4,805,161
Noble Energy Inc.	166,622	4,508,791
PBF Energy Inc., Class A	41,110	1,380,474

		14,393,398

Professional Services — 1.1%
Equifax Inc.	41,573	5,236,120
Robert Half International Inc.	41,025	2,547,242

		7,783,362

Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A(a)	107,604	5,602,941
Jones Lang LaSalle Inc.	15,718	2,429,531

		8,032,472

Road & Rail — 0.7%
AMERCO	2,635	983,303

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Kansas City Southern	34,777	$4,282,440

		5,265,743

Semiconductors & Semiconductor Equipment — 7.2%
KLA-Tencor Corp.	56,859	7,248,385
Marvell Technology Group Ltd.	203,841	5,100,102
Maxim Integrated Products Inc.	94,192	5,651,520
Microchip Technology Inc.	81,569	8,147,927
ON Semiconductor Corp.(a)	141,167	3,255,311
Qorvo Inc.(a)	42,303	3,198,530
Skyworks Solutions Inc.	59,969	5,288,067
Teradyne Inc.	59,830	2,931,670
Xilinx Inc.	87,159	10,471,282

		51,292,794

Software — 1.7%
Nuance Communications Inc.(a)	98,137	1,651,645
Symantec Corp.	220,175	5,330,437
VMware Inc., Class A	26,123	5,332,488

		12,314,570

Specialty Retail — 3.2%
Advance Auto Parts Inc.	24,692	4,106,773
Best Buy Co. Inc.	80,659	6,001,836
CarMax Inc.(a)	58,604	4,562,908
Tiffany & Co.	37,377	4,029,988
Tractor Supply Co.	41,743	4,320,401

		23,021,906

Technology Hardware, Storage & Peripherals — 1.3%
Dell Technologies Inc., Class C(a)	51,256	3,455,167
NetApp Inc.	85,088	6,198,661

		9,653,828

Textiles, Apparel & Luxury Goods — 1.1%
Columbia Sportswear Co.	10,070	1,006,698
PVH Corp.	26,093	3,365,736
Tapestry Inc.	99,904	3,223,902

		7,596,336

Security	Shares	Value

Trading Companies & Distributors — 2.4%
Fastenal Co.	98,487	$6,948,258
United Rentals Inc.(a)	27,421	3,864,167
Watsco Inc.	11,072	1,754,580
WW Grainger Inc.	15,538	4,381,716

		16,948,721

Water Utilities — 1.3%
American Water Works Co. Inc.	62,273	6,737,316
Aqua America Inc.	72,544	2,833,568

		9,570,884

Total Common Stocks — 99.9% (Cost: $588,658,450)		715,996,099

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	7,672,326	7,675,395
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	351,911	351,911

		8,027,306

Total Short-Term Investments — 1.1% (Cost: $8,025,381)		8,027,306

Total Investments in Securities — 101.0% (Cost: $596,683,831)		724,023,405

Other Assets, Less Liabilities — (1.0)%		(7,489,519)

Net Assets — 100.0%		$716,533,886

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	14,878,471	(7,206,145)	7,672,326	$7,675,395	$57,369	(b)	$4,231		$700
BlackRock Cash Funds: Treasury, SL Agency Shares	1,177,639	(825,728)	351,911	351,911	20,028		—		—

				$8,027,306	$77,397		$4,231		$700

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$715,996,099	$—	$—	$715,996,099
Money Market Funds	8,027,306	—	—	8,027,306

	$724,023,405	$—	$—	$724,023,405

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments April 30, 2019	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
BWX Technologies Inc.	22,511	$1,150,312
HEICO Corp.(a)	9,328	984,384
HEICO Corp., Class A	16,319	1,459,408
Huntington Ingalls Industries Inc.	9,456	2,104,717
Teledyne Technologies Inc.(b)	8,245	2,048,965
TransDigm Group Inc.(b)	11,081	5,346,804

		13,094,590

Air Freight & Logistics — 0.4%
XPO Logistics Inc.(a)(b)	24,882	1,693,967

Banks — 0.8%
First Republic Bank/CA	37,522	3,963,074

Beverages — 0.6%
Brown-Forman Corp., Class A	14,224	743,915
Brown-Forman Corp., Class B, NVS	37,866	2,017,879

		2,761,794

Biotechnology — 4.9%
Alkermes PLC(b)	35,561	1,078,209
Alnylam Pharmaceuticals Inc.(b)	21,534	1,923,848
BioMarin Pharmaceutical Inc.(b)	40,590	3,471,663
Bluebird Bio Inc.(b)	12,513	1,774,719
Exact Sciences Corp.(b)	28,636	2,826,087
Incyte Corp.(b)	40,454	3,106,867
Ionis Pharmaceuticals Inc.(a)(b)	31,326	2,328,462
Neurocrine Biosciences Inc.(b)	20,680	1,493,923
Sage Therapeutics Inc.(b)	11,435	1,923,710
Sarepta Therapeutics Inc.(b)	15,092	1,764,858
Seattle Genetics Inc.(b)	24,496	1,660,339

		23,352,685

Building Products — 0.9%
Allegion PLC	21,509	2,134,338
Lennox International Inc.	8,172	2,218,289

		4,352,627

Capital Markets — 4.5%
E*TRADE Financial Corp.	56,087	2,841,367
Eaton Vance Corp., NVS	26,264	1,091,794
FactSet Research Systems Inc.	8,661	2,389,310
LPL Financial Holdings Inc.	19,387	1,436,383
MarketAxess Holdings Inc.	8,581	2,388,350
Morningstar Inc.	4,171	598,330
MSCI Inc.	19,201	4,327,521
Northern Trust Corp.	49,734	4,901,286
SEI Investments Co.	29,404	1,601,048

		21,575,389

Chemicals — 0.5%
FMC Corp.	30,662	2,424,138

Commercial Services & Supplies — 1.8%
Cintas Corp.	19,282	4,186,894
Copart Inc.(b)	45,729	3,078,476
Rollins Inc.	33,579	1,298,500

		8,563,870

Communications Equipment — 0.9%
Arista Networks Inc.(b)	11,899	3,715,939
Ubiquiti Networks Inc.	4,343	740,264

		4,456,203

Security	Shares	Value

Construction Materials — 1.5%
Martin Marietta Materials Inc.	14,216	$3,154,530
Vulcan Materials Co.	30,019	3,785,696

		6,940,226

Consumer Finance — 0.3%
Credit Acceptance Corp.(b)	2,768	1,373,537

Distributors — 0.3%
Pool Corp.	8,972	1,648,515

Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions Inc.(b)	13,336	1,709,008
Grand Canyon Education Inc.(a)(b)	10,995	1,274,211
Service Corp. International/U.S.	41,284	1,717,827

		4,701,046

Diversified Telecommunication Services — 0.3%
Zayo Group Holdings Inc.(b)	46,029	1,440,247

Electronic Equipment, Instruments & Components — 2.1%
Cognex Corp.	38,899	1,961,677
FLIR Systems Inc.	30,858	1,633,622
IPG Photonics Corp.(b)	8,088	1,413,216
Keysight Technologies Inc.(b)	42,751	3,720,620
National Instruments Corp.	25,627	1,207,032

		9,936,167

Energy Equipment & Services — 0.9%
Baker Hughes a GE Co.	116,903	2,808,010
Helmerich & Payne Inc.	24,923	1,458,494

		4,266,504

Entertainment — 1.2%
Live Nation Entertainment Inc.(a)(b)	31,491	2,057,622
Madison Square Garden Co. (The), Class A(b)	3,946	1,232,888
Take-Two Interactive Software Inc.(b)	25,768	2,495,116

		5,785,626

Equity Real Estate Investment Trusts (REITs) — 3.6%
American Campus Communities Inc.	31,211	1,473,159
American Homes 4 Rent, Class A	58,679	1,407,123
CyrusOne Inc.	24,671	1,373,928
Equity LifeStyle Properties Inc.	20,476	2,389,549
Regency Centers Corp.	38,142	2,561,998
SBA Communications Corp.(b)	25,637	5,223,026
Vornado Realty Trust	39,481	2,729,716

		17,158,499

Food Products — 0.8%
Lamb Weston Holdings Inc.	33,357	2,336,658
Post Holdings Inc.(b)	15,141	1,707,602

		4,044,260

Health Care Equipment & Supplies — 6.9%
Abiomed Inc.(b)	10,266	2,847,890
Align Technology Inc.(b)	16,574	5,381,246
Cooper Companies Inc. (The)	11,235	3,257,251
DexCom Inc.(b)	20,495	2,481,330
Hill-Rom Holdings Inc.	15,182	1,539,758
ICU Medical Inc.(b)	3,771	857,903
IDEXX Laboratories Inc.(b)	19,584	4,543,488
Insulet Corp.(a)(b)	13,464	1,161,270
LivaNova PLC(b)	11,103	764,886
Masimo Corp.(b)	11,142	1,450,131
ResMed Inc.	32,631	3,410,266
Teleflex Inc.	10,479	2,998,880

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
West Pharmaceutical Services Inc.	16,893	$2,091,185

		32,785,484

Health Care Providers & Services — 1.0%
Chemed Corp.	3,638	1,188,826
HealthEquity Inc.(a)(b)	12,325	835,019
WellCare Health Plans Inc.(b)	11,384	2,941,056

		4,964,901

Health Care Technology — 1.9%
Cerner Corp.(b)	73,860	4,907,997
Veeva Systems Inc., Class A(b)	28,494	3,985,456

		8,893,453

Hotels, Restaurants & Leisure — 3.3%
Chipotle Mexican Grill Inc.(b)	5,542	3,813,118
Domino’s Pizza Inc.	9,346	2,528,841
Dunkin’ Brands Group Inc.	18,826	1,404,984
Hilton Worldwide Holdings Inc.	66,684	5,800,841
Vail Resorts Inc.	9,188	2,102,674

		15,650,458

Household Durables — 0.5%
NVR Inc.(b)	774	2,440,020

Household Products — 0.9%
Church & Dwight Co. Inc.	55,994	4,196,750

Insurance — 1.2%
Brown & Brown Inc.	52,872	1,678,686
Erie Indemnity Co., Class A, NVS	4,519	855,537
Markel Corp.(b)	3,162	3,388,115

		5,922,338

Interactive Media & Services — 1.8%
IAC/InterActiveCorp.(b)	17,699	3,979,443
Snap Inc., Class A, NVS(a)(b)	168,920	1,881,769
TripAdvisor Inc.(a)(b)	23,428	1,247,072
Zillow Group Inc., Class A(b)	11,189	371,587
Zillow Group Inc., Class C, NVS(a)(b)	26,437	882,996

		8,362,867

Internet & Direct Marketing Retail — 2.9%
Etsy Inc.(b)	27,429	1,852,555
Expedia Group Inc.	26,624	3,456,860
GrubHub Inc.(b)	20,665	1,380,215
MercadoLibre Inc.(b)	10,293	4,983,253
Wayfair Inc., Class A(a)(b)	14,193	2,301,395

		13,974,278

IT Services — 10.9%
Akamai Technologies Inc.(b)	37,165	2,975,430
Black Knight Inc.(b)	32,321	1,823,551
Broadridge Financial Solutions Inc.	26,341	3,111,662
EPAM Systems Inc.(b)	11,699	2,098,333
Euronet Worldwide Inc.(a)(b)	11,741	1,759,858
FleetCor Technologies Inc.(b)	19,550	5,101,573
Gartner Inc.(b)	20,428	3,247,439
Global Payments Inc.(a)	35,887	5,242,014
GoDaddy Inc., Class A(b)	38,522	3,139,543
Jack Henry & Associates Inc.	17,574	2,619,580
Okta Inc.(b)	17,971	1,869,523
Square Inc., Class A(b)	70,062	5,101,915
Total System Services Inc.	37,062	3,789,219
Twilio Inc., Class A(b)	21,741	2,981,561
VeriSign Inc.(b)	23,989	4,736,628

Security	Shares	Value

IT Services (continued)
WEX Inc.(b)	9,815	$2,064,095

		51,661,924

Life Sciences Tools & Services — 4.6%
Bio-Rad Laboratories Inc., Class A(b)	4,588	1,380,667
Bio-Techne Corp.	8,600	1,759,474
Bruker Corp.	22,753	878,266
Charles River Laboratories International Inc.(b)	10,983	1,542,782
IQVIA Holdings Inc.(b)	36,032	5,004,845
Mettler-Toledo International Inc.(b)	5,646	4,207,738
PerkinElmer Inc.(a)	25,230	2,418,043
PRA Health Sciences Inc.(b)	13,434	1,300,680
Waters Corp.(b)	16,284	3,477,285

		21,969,780

Machinery — 3.2%
Graco Inc.	37,640	1,929,050
IDEX Corp.	17,259	2,703,795
Nordson Corp.	11,750	1,714,913
Toro Co. (The)	24,167	1,767,816
WABCO Holdings Inc.(b)	11,701	1,549,680
Wabtec Corp.(a)	31,801	2,355,500
Xylem Inc./NY	40,885	3,409,809

		15,430,563

Media — 1.1%
Cable One Inc.	1,127	1,195,217
Liberty Broadband Corp., Class A(b)	5,978	588,176
Liberty Broadband Corp., Class C, NVS(b)	34,744	3,429,580

		5,212,973

Metals & Mining — 0.3%
Royal Gold Inc.	14,928	1,299,632

Multiline Retail — 0.2%
Ollie’s Bargain Outlet Holdings Inc.(b)	11,708	1,119,753

Oil, Gas & Consumable Fuels — 2.9%
Cabot Oil & Gas Corp.	96,404	2,495,900
Centennial Resource Development Inc./DE, Class A(a)(b)	43,255	455,475
Cheniere Energy Inc.(b)	50,306	3,237,191
Cimarex Energy Co.	23,102	1,586,183
Diamondback Energy Inc.	35,185	3,743,332
Parsley Energy Inc., Class A(b)	60,056	1,198,718
WPX Energy Inc.(b)	90,097	1,251,447

		13,968,246

Pharmaceuticals — 1.5%
Catalent Inc.(b)	33,183	1,487,262
Elanco Animal Health Inc.(b)	83,256	2,622,564
Jazz Pharmaceuticals PLC(b)	12,992	1,685,972
Nektar Therapeutics(a)(b)	39,674	1,270,361
Tilray Inc., Class 2 (a)(b)	2,093	107,434

		7,173,593

Professional Services — 3.6%
CoStar Group Inc.(b)	8,293	4,115,401
IHS Markit Ltd.(a)(b)	82,762	4,738,952
TransUnion	42,354	2,949,956
Verisk Analytics Inc.	37,233	5,255,066

		17,059,375

Real Estate Management & Development — 0.2%
Howard Hughes Corp. (The)(b)	8,892	987,012

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 1.1%
JB Hunt Transport Services Inc.	19,809	$1,871,554
Knight-Swift Transportation Holdings Inc.	28,286	943,338
Old Dominion Freight Line Inc.	14,782	2,206,657

		5,021,549

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices Inc.(a)(b)	200,614	5,542,965
Cypress Semiconductor Corp.	82,939	1,424,892
Monolithic Power Systems Inc.	9,000	1,401,390
Universal Display Corp.	9,659	1,541,576

		9,910,823

Software — 14.5%
ANSYS Inc.(b)	19,075	3,734,885
Aspen Technology Inc.(b)	15,859	1,933,371
Cadence Design Systems Inc.(b)	63,846	4,429,635
CDK Global Inc.	28,398	1,712,967
Ceridian HCM Holding Inc.(b)	12,702	675,111
Citrix Systems Inc.	28,496	2,876,956
DocuSign Inc.(b)	5,265	298,368
Fair Isaac Corp.(b)	6,620	1,851,945
Fortinet Inc.(b)	33,027	3,085,382
Guidewire Software Inc.(a)(b)	18,451	1,965,031
HubSpot Inc.(b)	8,724	1,609,491
LogMeIn Inc.	11,544	951,226
New Relic Inc.(b)	10,464	1,101,231
Nutanix Inc., Class A(b)	17,546	757,812
Palo Alto Networks Inc.(b)	21,605	5,375,972
Paycom Software Inc.(a)(b)	10,956	2,218,919
Proofpoint Inc.(b)	12,607	1,581,170
PTC Inc.(a)(b)	24,311	2,199,416
RealPage Inc.(b)	16,634	1,084,703
RingCentral Inc., Class A(b)	15,616	1,817,234
Splunk Inc.(b)	33,651	4,645,184
SS&C Technologies Holdings Inc.	49,115	3,323,121
Synopsys Inc.(b)	34,082	4,126,649
Tableau Software Inc., Class A(a)(b)	16,352	1,991,837
Tyler Technologies Inc.(b)	8,720	2,022,255
Ultimate Software Group Inc. (The)(b)	7,214	2,385,309
Workday Inc., Class A(b)	34,384	7,070,382

Security	Shares	Value

Software (continued)
Zendesk Inc.(b)	24,674	$2,165,884

		68,991,446

Specialty Retail — 1.9%
Burlington Stores Inc.(a)(b)	15,350	2,592,769
Five Below Inc.(b)	12,698	1,858,860
Ulta Salon Cosmetics & Fragrance Inc.(b)	12,831	4,477,762

		8,929,391

Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica Inc.(b)	24,014	4,234,869
Under Armour Inc., Class A(b)	42,642	984,604
Under Armour Inc., Class C, NVS(a)(b)	43,719	905,857

		6,125,330

Total Common Stocks — 99.9% (Cost: $359,636,217)		475,584,903

Short-Term Investments

Money Market Funds — 7.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	36,772,170	36,786,879
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	218,923	218,923

		37,005,802

Total Short-Term Investments — 7.8% (Cost: $37,000,823)		37,005,802

Total Investments in Securities — 107.7% (Cost: $396,637,040)		512,590,705

Other Assets, Less Liabilities — (7.7)%		(36,866,576)

Net Assets — 100.0%		$475,724,129

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	25,472,183	11,299,987	36,772,170	$36,786,879	$94,536	(b)	$3,574		$2,747
BlackRock Cash Funds: Treasury, SL Agency Shares	123,544	95,379	218,923	218,923	4,634		—		—

				$37,005,802	$99,170		$3,574		$2,747

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap Growth ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$475,584,903	$—	$—	$475,584,903
Money Market Funds	37,005,802	—	—	37,005,802

	$512,590,705	$—	$—	$512,590,705

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments April 30, 2019	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
Arconic Inc.	105,028	$2,256,001
Moog Inc., Class A	8,450	791,258

		3,047,259

Airlines — 2.6%
Alaska Air Group Inc.	32,067	1,984,947
American Airlines Group Inc.	104,095	3,557,967
JetBlue Airways Corp.(a)(b)	79,839	1,481,014
United Continental Holdings Inc.(a)	58,356	5,185,514

		12,209,442

Auto Components — 1.6%
Autoliv Inc.	22,685	1,780,546
BorgWarner Inc.	54,097	2,259,632
Goodyear Tire & Rubber Co. (The)	60,478	1,161,782
Lear Corp.	16,282	2,328,326

		7,530,286

Automobiles — 0.3%
Harley-Davidson Inc.	41,555	1,547,093

Banks — 6.8%
BOK Financial Corp.	8,265	720,212
CIT Group Inc.	26,256	1,398,657
Fifth Third Bancorp.	200,489	5,778,093
First Horizon National Corp.	82,887	1,250,765
Huntington Bancshares Inc./OH	272,652	3,795,316
KeyCorp	262,748	4,611,227
PacWest Bancorp.	31,464	1,244,401
People’s United Financial Inc.	102,412	1,770,703
Popular Inc.	26,031	1,502,249
Prosperity Bancshares Inc.	17,283	1,272,720
Regions Financial Corp.	265,075	4,116,615
Synovus Financial Corp.	41,451	1,527,884
Zions Bancorp. N.A.	48,487	2,391,864

		31,380,706

Biotechnology — 0.3%
United Therapeutics Corp.(a)	11,388	1,168,067

Building Products — 0.3%
Owens Corning	28,541	1,463,297

Capital Markets — 1.6%
Affiliated Managers Group Inc.	13,556	1,503,632
Franklin Resources Inc.	76,970	2,662,392
Invesco Ltd.	103,422	2,272,181
Janus Henderson Group PLC	42,972	1,077,308

		7,515,513

Chemicals — 1.4%
Eastman Chemical Co.	36,406	2,871,705
Huntsman Corp.	54,707	1,216,684
Mosaic Co. (The)	92,367	2,411,702

		6,500,091

Communications Equipment — 0.8%
CommScope Holding Co. Inc.(a)	50,107	1,241,652
Juniper Networks Inc.	90,620	2,516,517

		3,758,169

Construction & Engineering — 1.1%
AECOM(a)(b)	40,656	1,378,238
Jacobs Engineering Group Inc.	30,525	2,379,119

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services Inc.	36,817	$1,494,770

		5,252,127

Consumer Finance — 0.8%
Ally Financial Inc.	104,878	3,115,925
Santander Consumer USA Holdings Inc.	29,951	639,454

		3,755,379

Containers & Packaging — 3.8%
Berry Global Group Inc.(a)	33,938	1,995,555
Crown Holdings Inc.(a)	35,211	2,046,816
International Paper Co.	104,246	4,879,755
Packaging Corp. of America	24,613	2,440,625
Sealed Air Corp.	40,536	1,889,788
Sonoco Products Co.	26,023	1,641,010
Westrock Co.	66,514	2,552,807

		17,446,356

Distributors — 0.8%
Genuine Parts Co.	38,013	3,897,853

Diversified Financial Services — 1.1%
AXA Equitable Holdings Inc.	65,228	1,480,023
Jefferies Financial Group Inc.	68,499	1,409,025
Voya Financial Inc.	39,329	2,158,769

		5,047,817

Diversified Telecommunication Services — 0.6%
CenturyLink Inc.	247,691	2,828,631

Electric Utilities — 8.9%
Alliant Energy Corp.	61,488	2,904,078
Avangrid Inc.	14,487	741,879
Edison International	84,861	5,411,586
Entergy Corp.	49,378	4,784,728
Evergy Inc.	66,321	3,834,680
Eversource Energy	82,561	5,916,321
FirstEnergy Corp.	131,179	5,513,453
IDACORP Inc.	13,123	1,299,440
OGE Energy Corp.	52,022	2,202,612
Pinnacle West Capital Corp.	29,209	2,782,742
PPL Corp.	187,775	5,860,458

		41,251,977

Electrical Equipment — 0.4%
Hubbell Inc.	14,222	1,814,727

Electronic Equipment, Instruments & Components — 0.7%
Arrow Electronics Inc.(a)	22,118	1,869,192
Avnet Inc.	28,241	1,372,795

		3,241,987

Energy Equipment & Services — 0.8%
National Oilwell Varco Inc.	99,869	2,610,576
Transocean Ltd.(a)(b)	131,884	1,036,608

		3,647,184

Entertainment — 0.6%
Viacom Inc., Class A	2,402	83,230
Viacom Inc., Class B, NVS	92,109	2,662,871

		2,746,101

Equity Real Estate Investment Trusts (REITs) — 8.3%
Brixmor Property Group Inc.	77,783	1,390,760
EPR Properties	19,510	1,538,559
HCP Inc.	124,440	3,705,823
Kimco Realty Corp.	109,756	1,908,657

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Lamar Advertising Co., Class A	22,182	$1,833,786
Liberty Property Trust	38,536	1,912,927
Medical Properties Trust Inc.	99,256	1,733,010
Omega Healthcare Investors Inc.	53,193	1,882,500
Park Hotels & Resorts Inc.	52,407	1,681,216
SL Green Realty Corp.	21,796	1,925,459
Ventas Inc.	92,771	5,669,236
VEREIT Inc.	252,068	2,082,082
Welltower Inc.	100,631	7,500,028
WP Carey Inc.	44,268	3,511,338

		38,275,381

Food Products — 5.0%
Bunge Ltd.	36,746	1,925,858
Campbell Soup Co.	50,180	1,941,464
Conagra Brands Inc.	126,482	3,893,116
Ingredion Inc.	17,364	1,645,239
JM Smucker Co. (The)	29,629	3,633,404
Kellogg Co.	65,387	3,942,836
Pilgrim’s Pride Corp.(a)	13,618	366,461
Tyson Foods Inc., Class A	76,902	5,768,419

		23,116,797

Gas Utilities — 0.8%
National Fuel Gas Co.	22,473	1,330,626
UGI Corp.	45,280	2,468,213

		3,798,839

Health Care Providers & Services — 2.1%
Cardinal Health Inc.	77,622	3,780,968
Quest Diagnostics Inc.	34,970	3,370,408
Universal Health Services Inc., Class B	21,755	2,760,057

		9,911,433

Household Durables — 2.2%
Garmin Ltd.	31,582	2,707,841
Leggett & Platt Inc.	34,139	1,343,711
Mohawk Industries Inc.(a)	16,009	2,181,226
Newell Brands Inc.	101,312	1,456,867
Whirlpool Corp.	16,570	2,300,247

		9,989,892

Independent Power and Renewable Electricity Producers — 1.9%
AES Corp./VA	172,502	2,953,234
NRG Energy Inc.	73,188	3,013,150
Vistra Energy Corp.	102,482	2,792,635

		8,759,019

Insurance — 9.3%
Alleghany Corp.(a)	3,768	2,475,124
American Financial Group Inc./OH	18,139	1,877,931
Arch Capital Group Ltd.(a)	104,823	3,540,921
Assurant Inc.	16,069	1,526,555
Athene Holding Ltd., Class A(a)	33,061	1,493,035
Axis Capital Holdings Ltd.	21,769	1,237,568
Brighthouse Financial Inc.(a)(b)	30,954	1,293,568
Fidelity National Financial Inc.	71,713	2,864,934
First American Financial Corp.	29,576	1,687,607
Hanover Insurance Group Inc. (The)	10,568	1,274,606
Hartford Financial Services Group Inc. (The)	93,628	4,897,681
Lincoln National Corp.	53,211	3,550,238
Loews Corp.	71,351	3,659,593
Old Republic International Corp.	74,129	1,657,524
Principal Financial Group Inc.	67,416	3,853,498

Security	Shares	Value

Insurance (continued)
Reinsurance Group of America Inc.	16,633	$2,520,066
RenaissanceRe Holdings Ltd.	10,993	1,707,872
Unum Group	55,901	2,063,865

		43,182,186

Internet & Direct Marketing Retail — 0.4%
Qurate Retail Inc.(a)	109,432	1,865,816

IT Services — 1.1%
Leidos Holdings Inc.	38,069	2,797,310
Western Union Co. (The)	113,532	2,207,062

		5,004,372

Leisure Products — 0.2%
Mattel Inc.(a)	89,962	1,096,637

Machinery — 2.6%
PACCAR Inc.	90,306	6,472,231
Stanley Black & Decker Inc.	39,422	5,779,265

		12,251,496

Media — 2.4%
Altice USA Inc., Class A	31,418	740,208
DISH Network Corp., Class A(a)	59,763	2,098,876
GCI Liberty Inc., Class A(a)	25,614	1,527,107
Interpublic Group of Companies Inc. (The)	100,254	2,305,842
Omnicom Group Inc.	58,262	4,662,708

		11,334,741

Metals & Mining — 4.6%
Alcoa Corp.(a)	48,575	1,295,981
Freeport-McMoRan Inc.	377,414	4,645,966
Newmont Goldcorp Corp.	212,711	6,606,804
Nucor Corp.	79,540	4,539,348
Reliance Steel & Aluminum Co.	17,471	1,606,633
Steel Dynamics Inc.	59,789	1,894,116
U.S. Steel Corp.	45,117	703,825

		21,292,673

Mortgage Real Estate Investment — 2.1%
AGNC Investment Corp.	139,685	2,484,995
Annaly Capital Management Inc.	364,659	3,679,409
New Residential Investment Corp.	106,563	1,791,324
Starwood Property Trust Inc.	71,718	1,653,100

		9,608,828

Multi-Utilities — 6.3%
Ameren Corp.	63,718	4,636,759
CenterPoint Energy Inc.	130,540	4,046,740
CMS Energy Corp.	73,814	4,100,368
DTE Energy Co.	47,384	5,956,642
MDU Resources Group Inc.	51,074	1,335,585
NiSource Inc.	97,019	2,695,188
WEC Energy Group Inc.	82,163	6,444,044

		29,215,326

Multiline Retail — 1.3%
Kohl’s Corp.	43,009	3,057,940
Macy’s Inc.	80,091	1,885,342
Nordstrom Inc.	27,913	1,144,991

		6,088,273

Oil, Gas & Consumable Fuels — 3.8%
Apache Corp.	97,778	3,217,874
Devon Energy Corp.	114,160	3,669,102
Equitrans Midstream Corp.	52,982	1,103,615
Hess Corp.	66,300	4,251,156

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp.	40,919	$1,953,064
Murphy Oil Corp.	42,369	1,154,132
Targa Resources Corp.	59,719	2,397,718

		17,746,661

Personal Products — 0.6%
Coty Inc., Class A(b)	117,403	1,270,300
Herbalife Nutrition Ltd.(a)	26,676	1,409,827

		2,680,127

Pharmaceuticals — 1.1%
Mylan NV(a)	134,300	3,624,757
Perrigo Co. PLC	32,559	1,560,227

		5,184,984

Professional Services — 0.8%
ManpowerGroup Inc.	15,727	1,510,421
Nielsen Holdings PLC	92,580	2,363,568

		3,873,989

Semiconductors & Semiconductor Equipment — 0.3%
First Solar Inc.(a)(b)	19,671	1,210,357

Specialty Retail — 2.5%
AutoZone Inc.(a)	6,501	6,685,043
Foot Locker Inc.	29,403	1,682,146
Gap Inc. (The)	55,635	1,450,961
L Brands Inc.	59,477	1,524,990

		11,343,140

Technology Hardware, Storage & Peripherals — 1.9%
Seagate Technology PLC	66,778	3,226,713
Western Digital Corp.	75,755	3,872,595
Xerox Corp.	52,055	1,736,555

		8,835,863

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)	39,754	1,752,356
Carter’s Inc.	11,858	1,255,881

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Hanesbrands Inc.	94,136	$1,701,038
Ralph Lauren Corp.	13,737	1,807,514

		6,516,789

Thrifts & Mortgage Finance — 0.3%
New York Community Bancorp. Inc.	121,721	1,415,615

Trading Companies & Distributors — 0.5%
HD Supply Holdings Inc.(a)	46,391	2,119,605

Total Common Stocks — 99.8% (Cost: $420,037,197)		462,768,901

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	4,184,023	4,185,697
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	336,338	336,338

		4,522,035

Total Short-Term Investments — 1.0% (Cost: $4,521,586)		4,522,035

Total Investments in Securities — 100.8% (Cost: $424,558,783)		467,290,936

Other Assets, Less Liabilities — (0.8)%		(3,766,645)

Net Assets — 100.0%		$463,524,291

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,552,612	631,411	4,184,023	$4,185,697	$41,360	(b)	$(424)	$93
BlackRock Cash Funds: Treasury, SL Agency Shares	454,765	(118,427)	336,338	336,338	11,566		—	—

				$4,522,035	$52,926		$(424)	$93

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Mid-Cap Value ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$462,768,901	$—	$—	$462,768,901
Money Market Funds	4,522,035	—	—	4,522,035

	$467,290,936	$—	$—	$467,290,936

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments April 30, 2019	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Aerojet Rocketdyne Holdings Inc.(a)(b)	23,933	$810,371

Air Freight & Logistics — 0.2%
Hub Group Inc., Class A(a)	11,299	469,699

Airlines — 0.3%
Allegiant Travel Co.	4,264	626,296

Auto Components — 1.2%
Dorman Products Inc.(a)(b)	9,646	845,665
LCI Industries	8,242	724,060
Veoneer Inc.(a)(b)	28,880	637,381
Visteon Corp.(a)	9,393	620,126

		2,827,232

Automobiles — 0.5%
Thor Industries Inc.	17,348	1,142,713

Banks — 9.4%
Ameris Bancorp.	13,251	483,131
BancFirst Corp.	5,735	323,454
Bank OZK	40,116	1,309,787
BankUnited Inc.	32,889	1,203,080
CenterState Bank Corp.	33,637	830,161
Community Bank System Inc.	17,051	1,133,209
CVB Financial Corp.	33,888	735,370
Eagle Bancorp. Inc.(a)(b)	10,524	581,556
First BanCorp./Puerto Rico	72,092	814,640
First Interstate BancSystem Inc., Class A	12,210	515,995
First Merchants Corp.	18,559	680,559
Glacier Bancorp. Inc.	28,039	1,194,181
Heartland Financial USA Inc.	9,497	426,415
Home BancShares Inc./AR	51,504	988,362
Independent Bank Corp./Rockland MA	11,395	914,221
Independent Bank Group Inc.	11,725	668,325
Investors Bancorp. Inc.	77,966	916,101
LegacyTexas Financial Group Inc.	15,014	601,761
Pacific Premier Bancorp. Inc.	14,939	434,277
South State Corp.	11,890	899,597
Sterling Bancorp./DE	70,586	1,511,952
Texas Capital Bancshares Inc.(a)	16,686	1,080,085
UMB Financial Corp.	14,640	1,022,750
Union Bankshares Corp.	23,612	861,838
United Community Banks Inc./GA	26,164	734,685
Wintrust Financial Corp.	18,752	1,428,902

		22,294,394

Biotechnology — 2.0%
Aimmune Therapeutics Inc.(a)(b)	12,225	246,212
AnaptysBio Inc.(a)	7,646	556,017
Array BioPharma Inc.(a)(b)	72,414	1,637,281
Atara Biotherapeutics Inc.(a)	15,177	509,947
Immunomedics Inc.(a)(b)	56,949	912,323
OPKO Health Inc.(a)(b)	126,942	303,391
REGENXBIO Inc.(a)	10,170	512,568

		4,677,739

Building Products — 0.7%
Advanced Drainage Systems Inc.	13,678	383,668
Builders FirstSource Inc.(a)	38,123	525,335
Universal Forest Products Inc.	20,247	748,126

		1,657,129

Security	Shares	Value

Capital Markets — 1.8%
Cohen & Steers Inc.	7,168	$359,475
Evercore Inc., Class A	13,604	1,325,438
Moelis & Co., Class A	15,212	622,931
Stifel Financial Corp.	23,853	1,423,309
Virtu Financial Inc., Class A	21,165	520,236

		4,251,389

Chemicals — 4.9%
Element Solutions Inc.(a)	77,143	837,773
Ferro Corp.(a)(b)	27,670	494,463
GCP Applied Technologies Inc.(a)(b)	23,926	688,829
HB Fuller Co.	16,877	826,467
Innospec Inc.	8,107	687,636
NewMarket Corp.	2,894	1,214,264
Olin Corp.	54,718	1,186,833
PolyOne Corp.	25,779	712,532
Scotts Miracle-Gro Co. (The)	13,058	1,110,191
Sensient Technologies Corp.	14,048	985,046
Valvoline Inc.	62,426	1,154,881
WR Grace & Co.	22,162	1,675,004

		11,573,919

Commercial Services & Supplies — 2.4%
ABM Industries Inc.	21,971	834,239
Brady Corp., Class A, NVS	16,299	795,228
BrightView Holdings Inc.(a)(b)	7,394	118,600
Brink’s Co. (The)	16,475	1,316,847
Covanta Holding Corp.	38,663	698,640
Herman Miller Inc.	19,532	758,232
U.S. Ecology Inc.	7,325	446,898
UniFirst Corp./MA	5,122	809,942

		5,778,626

Communications Equipment — 3.0%
Ciena Corp.(a)	47,730	1,830,923
Finisar Corp.(a)	39,158	944,099
NETGEAR Inc.(a)	10,455	324,419
NetScout Systems Inc.(a)	23,217	682,580
Plantronics Inc.	10,859	559,021
ViaSat Inc.(a)	18,866	1,713,410
Viavi Solutions Inc.(a)	75,728	1,007,182

		7,061,634

Construction & Engineering — 2.3%
Comfort Systems USA Inc.	12,220	661,102
Dycom Industries Inc.(a)	10,417	516,579
EMCOR Group Inc.	18,583	1,563,573
Granite Construction Inc.	15,475	694,673
MasTec Inc.(a)	20,460	1,036,299
Valmont Industries Inc.	7,288	982,714

		5,454,940

Construction Materials — 0.9%
Eagle Materials Inc.	15,232	1,384,741
Summit Materials Inc., Class A(a)(b)	37,124	650,413

		2,035,154

Consumer Finance — 0.3%
Nelnet Inc., Class A	7,199	417,902
PRA Group Inc.(a)	15,038	422,869

		840,771

Containers & Packaging — 0.9%
Graphic Packaging Holding Co.	98,624	1,368,901

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Silgan Holdings Inc.	25,643	$767,752

		2,136,653

Diversified Consumer Services — 0.8%
Adtalem Global Education Inc.(a)	19,174	945,662
frontdoor Inc.(a)	28,041	988,165

		1,933,827

Diversified Telecommunication Services — 0.7%
Iridium Communications Inc.(a)(b)	32,405	889,841
Vonage Holdings Corp.(a)	73,181	711,320

		1,601,161

Electric Utilities — 0.3%
Otter Tail Corp.	13,150	674,595

Electrical Equipment — 0.9%
EnerSys	14,299	989,348
Generac Holdings Inc.(a)	20,581	1,131,749

		2,121,097

Electronic Equipment, Instruments & Components — 2.0%
Belden Inc.	13,081	726,649
Coherent Inc.(a)	8,072	1,194,737
Fabrinet(a)	12,215	739,252
Insight Enterprises Inc.(a)	11,765	665,664
SYNNEX Corp.	13,766	1,485,076

		4,811,378

Energy Equipment & Services — 0.7%
Dril-Quip Inc.(a)(b)	12,060	525,334
FTS International Inc.(a)	10,853	112,328
Oil States International Inc.(a)	20,137	389,047
ProPetro Holding Corp.(a)	24,662	545,770
RPC Inc.	19,362	199,235

		1,771,714

Entertainment — 0.9%
Cinemark Holdings Inc.	35,347	1,486,341
Lions Gate Entertainment Corp., Class A	18,303	267,041
Lions Gate Entertainment Corp., Class B, NVS	35,371	481,046

		2,234,428

Equity Real Estate Investment Trusts (REITs) — 12.8%
Acadia Realty Trust	27,055	764,033
Agree Realty Corp.	12,484	817,327
Alexander’s Inc.	1,256	476,815
Americold Realty Trust	61,271	1,961,285
Brandywine Realty Trust	58,743	904,055
Cousins Properties Inc.	139,506	1,335,072
EastGroup Properties Inc.	12,106	1,384,079
Empire State Realty Trust Inc., Class A	46,477	718,534
Four Corners Property Trust Inc.	22,652	644,223
Healthcare Realty Trust Inc.	41,579	1,283,960
Highwoods Properties Inc.	34,366	1,532,036
JBG SMITH Properties	39,601	1,685,023
Life Storage Inc.	15,475	1,474,613
National Health Investors Inc.	14,173	1,069,069
Paramount Group Inc.	66,624	965,382
Pebblebrook Hotel Trust	43,313	1,410,271
PotlatchDeltic Corp.	22,521	870,662
PS Business Parks Inc.	6,637	1,019,576
Rayonier Inc.	42,971	1,366,048
Retail Opportunity Investments Corp.	37,787	663,162
RLJ Lodging Trust	58,093	1,069,492

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ryman Hospitality Properties Inc.	17,035	$1,355,986
Spirit Realty Capital Inc.	28,499	1,153,070
STAG Industrial Inc.	41,178	1,185,103
Taubman Centers Inc.	20,266	999,114
Uniti Group Inc.	59,323	651,960
Urban Edge Properties	39,806	739,197
Washington REIT	26,572	750,393

		30,249,540

Food & Staples Retailing — 1.6%
BJ’s Wholesale Club Holdings Inc.(a)	31,029	879,672
Casey’s General Stores Inc.	12,148	1,607,788
Performance Food Group Co.(a)(b)	34,911	1,429,605

		3,917,065

Food Products — 1.3%
Cal-Maine Foods Inc.	10,038	412,662
Fresh Del Monte Produce Inc.	9,959	293,890
Hain Celestial Group Inc. (The)(a)	29,680	647,618
J&J Snack Foods Corp.	4,989	784,171
Lancaster Colony Corp.	6,489	964,979

		3,103,320

Gas Utilities — 1.7%
New Jersey Resources Corp.	29,459	1,475,307
ONE Gas Inc.	17,446	1,544,320
South Jersey Industries Inc.	30,667	985,024

		4,004,651

Health Care Equipment & Supplies — 0.3%
Integer Holdings Corp.(a)	9,923	685,580

Health Care Providers & Services — 1.3%
Acadia Healthcare Co. Inc.(a)(b)	29,354	939,915
Premier Inc., Class A(a)(b)	17,817	592,059
Select Medical Holdings Corp.(a)	35,953	516,645
Tenet Healthcare Corp.(a)	27,585	604,112
Tivity Health Inc.(a)(b)	15,741	340,320

		2,993,051

Health Care Technology — 0.2%
Allscripts Healthcare Solutions Inc.(a)	56,951	562,106

Hotels, Restaurants & Leisure — 3.0%
Bloomin’ Brands Inc.	30,352	606,736
Boyd Gaming Corp.	26,508	762,900
Cheesecake Factory Inc. (The)	13,826	686,046
Cracker Barrel Old Country Store Inc.	7,978	1,346,208
Dine Brands Global Inc.	5,813	515,381
Hyatt Hotels Corp., Class A	12,911	990,661
Jack in the Box Inc.	8,554	659,513
Papa John’s International Inc.(b)	7,466	381,961
Red Rock Resorts Inc., Class A	23,164	624,965
SeaWorld Entertainment Inc.(a)	22,467	598,071

		7,172,442

Household Durables — 1.6%
Helen of Troy Ltd.(a)(b)	8,502	1,224,288
KB Home	28,061	727,061
Tempur Sealy International Inc.(a)	15,231	935,183
TopBuild Corp.(a)	11,535	821,638

		3,708,170

Independent Power and Renewable Electricity Producers — 0.2%
TerraForm Power Inc., Class A	27,146	368,100

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 4.6%
Enstar Group Ltd.(a)	5,007	$887,541
FBL Financial Group Inc., Class A	3,267	204,090
Horace Mann Educators Corp.	13,524	521,756
Kemper Corp.	20,104	1,806,948
Mercury General Corp.	9,018	484,988
National General Holdings Corp.	21,239	523,541
Navigators Group Inc. (The)	7,729	540,566
Primerica Inc.	14,131	1,841,128
ProAssurance Corp.	17,804	668,184
RLI Corp.	13,000	1,057,290
Selective Insurance Group Inc.	19,345	1,379,492
White Mountains Insurance Group Ltd.(b)	1,056	991,626

		10,907,150

Interactive Media & Services — 0.2%
Cargurus Inc.(a)	10,981	447,366

Internet & Direct Marketing Retail — 0.3%
Liberty Expedia Holdings Inc., Class A(a)	18,101	840,248

IT Services — 2.3%
CACI International Inc., Class A(a)	8,251	1,608,450
CoreLogic Inc.(a)	26,608	1,080,551
EVERTEC Inc.	19,969	625,229
ManTech International Corp./VA, Class A	8,829	547,310
MAXIMUS Inc.	21,171	1,559,244

		5,420,784

Machinery — 6.3%
Actuant Corp., Class A	20,310	519,530
Altra Industrial Motion Corp.	21,284	797,937
Barnes Group Inc.	15,679	872,066
Franklin Electric Co. Inc.	12,738	622,379
Gates Industrial Corp. PLC(a)	15,454	248,500
Harsco Corp.(a)	26,437	598,534
Hillenbrand Inc.	20,751	892,708
ITT Inc.	29,003	1,756,132
Mueller Industries Inc.	18,826	549,154
Mueller Water Products Inc., Class A	52,578	564,162
Oshkosh Corp.	23,245	1,919,804
Rexnord Corp.(a)(b)	34,768	994,365
SPX FLOW Inc.(a)	14,133	507,940
Terex Corp.	20,533	684,365
Watts Water Technologies Inc., Class A	9,163	784,261
Welbilt Inc.(a)(b)	43,253	727,948
Woodward Inc.	18,542	2,019,224

		15,059,009

Marine — 0.6%
Kirby Corp.(a)(b)	17,883	1,461,399

Media — 2.4%
John Wiley & Sons Inc., Class A	14,993	692,377
Liberty Latin America Ltd., Class A(a)	14,384	301,057
Liberty Latin America Ltd., Class C, NVS(a)	39,855	830,578
Meredith Corp.	13,262	782,458
Nexstar Media Group Inc., Class A	15,136	1,771,669
Tribune Media Co., Class A	26,791	1,237,744

		5,615,883

Metals & Mining — 1.2%
Allegheny Technologies Inc.(a)(b)	41,674	1,038,516
Commercial Metals Co.	39,017	674,604
Kaiser Aluminum Corp.	5,332	524,669

Security	Shares	Value

Metals & Mining (continued)
Worthington Industries Inc.	13,010	$522,091

		2,759,880

Mortgage Real Estate Investment — 0.2%
Colony Credit Real Estate Inc.	27,530	427,816

Oil, Gas & Consumable Fuels — 1.1%
Carrizo Oil & Gas Inc.(a)	28,314	362,985
CNX Resources Corp.(a)	65,758	589,192
Denbury Resources Inc.(a)	153,157	341,540
Oasis Petroleum Inc.(a)	89,623	546,700
SM Energy Co.	34,334	546,941
Talos Energy Inc.(a)	7,169	212,919

		2,600,277

Personal Products — 0.4%
Nu Skin Enterprises Inc., Class A	18,372	934,584

Pharmaceuticals — 1.4%
Corcept Therapeutics Inc.(a)(b)	34,748	430,180
Horizon Pharma PLC(a)	60,352	1,540,787
Innoviva Inc.(a)	22,500	315,675
Prestige Consumer Healthcare Inc.(a)	17,206	506,200
Zogenix Inc.(a)	13,904	542,117

		3,334,959

Professional Services — 0.8%
FTI Consulting Inc.(a)(b)	12,577	1,068,794
Korn Ferry	18,808	884,352

		1,953,146

Real Estate Management & Development — 0.5%
HFF Inc., Class A	13,059	621,478
Realogy Holdings Corp.	37,592	489,448

		1,110,926

Road & Rail — 1.3%
Avis Budget Group Inc.(a)	21,111	750,496
Genesee & Wyoming Inc., Class A(a)	18,679	1,655,893
Schneider National Inc., Class B	9,313	194,642
Werner Enterprises Inc.	14,480	485,080

		3,086,111

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Energy Industries Inc.(a)	12,663	731,415
Cirrus Logic Inc.(a)	19,626	933,805
Diodes Inc.(a)	13,542	493,200
Kulicke & Soffa Industries Inc.	21,919	510,055
MKS Instruments Inc.	17,986	1,636,906
Semtech Corp.(a)	21,837	1,176,359
Versum Materials Inc.	36,209	1,889,385

		7,371,125

Software — 1.4%
j2 Global Inc.	15,371	1,346,807
Progress Software Corp.	15,011	684,652
Verint Systems Inc.(a)	21,661	1,308,108

		3,339,567

Specialty Retail — 1.9%
Aaron’s Inc.	22,301	1,241,943
Children’s Place Inc. (The)	5,380	606,972
Guess? Inc.	18,806	383,078
Lithia Motors Inc., Class A	7,412	841,410
RH(a)(b)	6,193	660,855

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Urban Outfitters Inc.(a)	24,992	$743,012

		4,477,270

Textiles, Apparel & Luxury Goods — 2.6%
Deckers Outdoor Corp.(a)	9,667	1,529,416
G-III Apparel Group Ltd.(a)(b)	13,945	601,727
Oxford Industries Inc.	5,628	467,461
Skechers U.S.A. Inc., Class A(a)	44,289	1,402,190
Steven Madden Ltd.	25,943	943,028
Wolverine World Wide Inc.	30,354	1,117,331

		6,061,153

Thrifts & Mortgage Finance — 2.2%
Axos Financial Inc.(a)	17,859	584,347
Columbia Financial Inc.(a)(b)	16,604	263,339
Essent Group Ltd.(a)	32,617	1,547,677
Radian Group Inc.	70,841	1,659,096
TFS Financial Corp.	17,720	294,861
WSFS Financial Corp.	18,929	817,354

		5,166,674

Tobacco — 0.1%
Vector Group Ltd.	36,009	343,166

Trading Companies & Distributors — 2.9%
Air Lease Corp.	34,242	1,320,372
Applied Industrial Technologies Inc.	12,859	770,768
GATX Corp.	12,156	937,592
Kaman Corp.	9,239	571,987
MRC Global Inc.(a)(b)	27,856	482,744
MSC Industrial Direct Co. Inc., Class A	14,982	1,253,244
Triton International Ltd.	19,322	636,660
Univar Inc.(a)	43,791	977,853

		6,951,220

Security	Shares	Value

Water Utilities — 0.7%
American States Water Co.	12,219	$869,626
California Water Service Group	15,951	803,771

		1,673,397

Total Common Stocks — 99.9% (Cost: $204,413,323)		236,893,994

Short-Term Investments

Money Market Funds — 4.7%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.59%(c)(d)(e)	11,029,124	11,033,536
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.37%(c)(d)	114,655	114,655

		11,148,191

Total Short-Term Investments — 4.7% (Cost: $11,143,965)		11,148,191

Total Investments in Securities — 104.6% (Cost: $215,557,288)		248,042,185

Other Assets, Less Liabilities — (4.6)%		(11,009,997)

Net Assets — 100.0%		$237,032,188

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,537,935	(7,508,811)	11,029,124	$11,033,536	$97,738	(b)	$2,073		$2,701
BlackRock Cash Funds: Treasury, SL Agency Shares	172,408	(57,753)	114,655	114,655	4,967		—		—

				$11,148,191	$102,705		$2,073		$2,701

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$236,893,994	$—	$—	$236,893,994
Money Market Funds	11,148,191	—	—	11,148,191

	$248,042,185	$—	$—	$248,042,185

See notes to financial statements.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
AAR Corp.	11,232	$379,305
Aerovironment Inc.(a)(b)	7,329	502,476
Axon Enterprise Inc.(a)(b)	20,246	1,285,621
Cubic Corp.	9,862	559,964
Mercury Systems Inc.(a)(b)	16,677	1,217,755

		3,945,121

Air Freight & Logistics — 0.3%
Forward Air Corp.	9,908	627,375

Auto Components — 0.7%
Fox Factory Holding Corp.(a)(b)	13,073	1,014,465
Gentherm Inc.(a)	11,583	490,656

		1,505,121

Banks — 1.6%
First Financial Bankshares Inc.	23,339	1,435,815
Pinnacle Financial Partners Inc.	25,081	1,456,454
ServisFirst Bancshares Inc.	15,827	537,168

		3,429,437

Beverages — 0.5%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	2,996	928,790
National Beverage Corp.	4,178	233,968

		1,162,758

Biotechnology — 9.9%
Acadia Pharmaceuticals Inc.(a)	38,554	927,224
Acceleron Pharma Inc.(a)(b)	14,899	606,836
Agios Pharmaceuticals Inc.(a)	17,484	977,705
Amicus Therapeutics Inc.(a)	74,982	1,000,260
Arena Pharmaceuticals Inc.(a)	17,003	777,887
Blueprint Medicines Corp.(a)(b)	16,550	1,251,346
CRISPR Therapeutics AG(a)(b)	9,983	401,217
Emergent BioSolutions Inc.(a)	15,506	801,350
Enanta Pharmaceuticals Inc.(a)(b)	5,420	472,570
Exelixis Inc.(a)	103,287	2,030,622
FibroGen Inc.(a)	26,028	1,216,288
Genomic Health Inc.(a)	7,210	463,819
Global Blood Therapeutics Inc.(a)(b)	19,110	1,058,694
Halozyme Therapeutics Inc.(a)	43,423	700,413
Heron Therapeutics Inc.(a)(b)	23,677	513,317
Intercept Pharmaceuticals Inc.(a)(b)	7,552	650,831
Intrexon Corp.(a)(b)	24,107	104,383
Ironwood Pharmaceuticals Inc.(a)	53,220	632,786
Ligand Pharmaceuticals Inc.(a)(b)	7,036	885,481
Madrigal Pharmaceuticals Inc.(a)(b)	2,860	303,389
Myriad Genetics Inc.(a)(b)	25,216	793,800
PTC Therapeutics Inc.(a)	18,347	686,545
Puma Biotechnology Inc.(a)	10,499	337,228
Repligen Corp.(a)(b)	13,452	906,396
Spark Therapeutics Inc.(a)(b)	11,302	1,205,810
Ultragenyx Pharmaceutical Inc.(a)(b)	18,094	1,194,204
Xencor Inc.(a)(b)	16,450	505,180

		21,405,581

Building Products — 2.1%
AAON Inc.	13,952	700,531
Armstrong World Industries Inc.	17,058	1,478,417
Simpson Manufacturing Co. Inc.	13,889	884,451
Trex Co. Inc.(a)(b)	20,258	1,403,272

		4,466,671

Security	Shares	Value

Capital Markets — 0.1%
Focus Financial Partners Inc., Class A(a)	7,324	$274,650

Chemicals — 2.1%
Balchem Corp.	11,107	1,127,471
Ingevity Corp.(a)	14,323	1,647,288
Livent Corp.(a)	50,245	541,641
PQ Group Holdings Inc.(a)	12,607	199,317
Quaker Chemical Corp.(b)	4,590	1,027,334

		4,543,051

Commercial Services & Supplies — 3.2%
Advanced Disposal Services Inc.(a)(b)	24,715	799,283
Cimpress NV(a)(b)	9,872	892,429
Clean Harbors Inc.(a)	17,492	1,329,392
Healthcare Services Group Inc.	25,397	859,688
Mobile Mini Inc.	15,378	553,916
MSA Safety Inc.	12,066	1,326,174
Tetra Tech Inc.	19,001	1,229,745

		6,990,627

Communications Equipment — 1.1%
InterDigital Inc.	11,225	734,003
Lumentum Holdings Inc.(a)(b)	26,189	1,622,932

		2,356,935

Consumer Finance — 1.2%
FirstCash Inc.	14,993	1,464,516
Green Dot Corp., Class A(a)	16,390	1,045,191

		2,509,707

Distributors — 0.3%
Core-Mark Holding Co. Inc.	15,786	573,821

Diversified Consumer Services — 1.4%
Chegg Inc.(a)(b)	35,774	1,275,343
Sotheby’s(a)	11,324	477,646
Strategic Education Inc.	7,484	1,072,831
Weight Watchers International Inc.(a)(b)	13,342	272,444

		3,098,264

Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings Inc.	14,355	792,827

Electronic Equipment, Instruments & Components — 3.1%
Dolby Laboratories Inc., Class A	22,158	1,433,401
II-VI Inc.(a)(b)	20,508	817,038
Itron Inc.(a)	11,565	620,578
Littelfuse Inc.	8,502	1,709,327
Novanta Inc.(a)	11,292	982,630
Rogers Corp.(a)(b)	6,346	1,063,082

		6,626,056

Energy Equipment & Services — 1.5%
Apergy Corp.(a)	26,620	1,056,548
Core Laboratories NV	15,251	966,761
Keane Group Inc.(a)	14,807	155,325
Patterson-UTI Energy Inc.	73,527	999,232

		3,177,866

Entertainment — 1.3%
World Wrestling Entertainment Inc., Class A	15,052	1,262,110
Zynga Inc., Class A(a)	286,708	1,622,767

		2,884,877

Equity Real Estate Investment Trusts (REITs) — 4.1%
Alexander & Baldwin Inc.	23,321	550,842
CoreSite Realty Corp.	12,633	1,382,177

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Corporate Office Properties Trust	37,947	$1,057,962
First Industrial Realty Trust Inc.	43,566	1,536,573
Physicians Realty Trust	62,745	1,133,175
QTS Realty Trust Inc., Class A	18,935	858,702
Rexford Industrial Realty Inc.	33,318	1,262,419
Terreno Realty Corp.	21,034	939,168

		8,721,018

Food & Staples Retailing — 0.6%
PriceSmart Inc.	7,870	470,704
Sprouts Farmers Market Inc.(a)	42,716	914,977

		1,385,681

Food Products — 0.2%
Calavo Growers Inc.	5,381	515,554

Health Care Equipment & Supplies — 7.7%
Avanos Medical Inc.(a)(b)	16,331	685,085
Cantel Medical Corp.(b)	12,491	861,129
CONMED Corp.	8,913	713,307
Glaukos Corp.(a)	11,531	831,731
Globus Medical Inc., Class A(a)	26,204	1,181,538
Inogen Inc.(a)	6,156	537,419
Integra LifeSciences Holdings Corp.(a)(b)	24,345	1,270,566
iRhythm Technologies Inc.(a)	7,573	577,896
Merit Medical Systems Inc.(a)	18,894	1,061,465
Neogen Corp.(a)	17,924	1,087,270
Nevro Corp.(a)	10,454	645,116
Novocure Ltd.(a)	23,367	1,029,784
NuVasive Inc.(a)(b)	17,770	1,076,862
Penumbra Inc.(a)(b)	10,687	1,437,401
Quidel Corp.(a)	12,082	772,523
STAAR Surgical Co.(a)	9,737	316,258
Tandem Diabetes Care Inc.(a)	19,743	1,212,418
Wright Medical Group NV(a)(b)	40,033	1,183,776

		16,481,544

Health Care Providers & Services — 2.4%
Amedisys Inc.(a)	10,025	1,281,396
AMN Healthcare Services Inc.(a)	16,129	839,676
BioTelemetry Inc.(a)(b)	11,566	629,190
Diplomat Pharmacy Inc.(a)	19,500	108,810
Ensign Group Inc. (The)	17,047	878,261
Guardant Health Inc.(a)(b)	4,426	289,947
LHC Group Inc.(a)(b)	10,052	1,116,878

		5,144,158

Health Care Technology — 2.6%
Evolent Health Inc., Class A(a)	24,534	332,435
HMS Holdings Corp.(a)	29,346	892,999
Medidata Solutions Inc.(a)	21,432	1,936,167
Omnicell Inc.(a)	14,041	1,128,335
Teladoc Health Inc.(a)(b)	24,127	1,372,344

		5,662,280

Hotels, Restaurants & Leisure — 5.3%
Choice Hotels International Inc.	11,752	975,886
Churchill Downs Inc.	12,200	1,230,370
Dave & Buster’s Entertainment Inc.	12,597	716,013
Eldorado Resorts Inc.(a)(b)	22,385	1,105,147
Marriott Vacations Worldwide Corp.	13,536	1,429,808
Planet Fitness Inc., Class A(a)	28,771	2,177,965
Shake Shack Inc., Class A(a)	8,945	548,329
Texas Roadhouse Inc.	22,944	1,239,205

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wendy’s Co. (The)	62,593	$1,164,856
Wingstop Inc.	10,095	759,851

		11,347,430

Household Durables — 1.5%
Cavco Industries Inc.(a)	2,943	367,198
iRobot Corp.(a)	9,566	990,464
Roku Inc.(a)	28,110	1,787,515

		3,145,177

Household Products — 0.4%
WD-40 Co.	4,757	800,365

Independent Power and Renewable Electricity Producers — 0.5%
Ormat Technologies Inc.	17,439	1,017,740

Industrial Conglomerates — 0.2%
Raven Industries Inc.	12,374	481,472

Interactive Media & Services — 1.0%
Eventbrite Inc., Class A(a)	3,963	99,075
Match Group Inc.	18,064	1,091,066
Yelp Inc.(a)	25,970	1,040,358

		2,230,499

Internet & Direct Marketing Retail — 0.8%
Groupon Inc.(a)	141,314	497,425
Shutterfly Inc.(a)	11,724	513,863
Shutterstock Inc.(b)	6,394	258,638
Stamps.com Inc.(a)	5,670	486,486

		1,756,412

IT Services — 2.1%
ExlService Holdings Inc.(a)	11,812	701,633
GTT Communications Inc.(a)(b)	11,483	481,712
LiveRamp Holdings Inc.(a)	23,482	1,369,705
MongoDB Inc.(a)	9,505	1,339,444
Virtusa Corp.(a)(b)	9,473	526,225

		4,418,719

Leisure Products — 0.3%
Callaway Golf Co.	30,571	536,827

Life Sciences Tools & Services — 1.2%
Cambrex Corp.(a)(b)	11,566	497,569
Medpace Holdings Inc.(a)	8,966	503,620
NeoGenomics Inc.(a)	32,544	677,892
Syneos Health Inc.(a)(b)	20,959	983,606

		2,662,687

Machinery — 2.9%
Albany International Corp., Class A	9,980	738,221
Chart Industries Inc.(a)	10,874	959,848
ESCO Technologies Inc.	8,920	669,000
John Bean Technologies Corp.	10,848	1,191,002
Proto Labs Inc.(a)(b)	9,286	1,019,510
RBC Bearings Inc.(a)(b)	8,540	1,174,677
Sun Hydraulics Corp.	9,901	518,218

		6,270,476

Media — 0.8%
New York Times Co. (The), Class A	48,867	1,619,941

Metals & Mining — 0.4%
Carpenter Technology Corp.	16,305	809,869

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 1.9%
Callon Petroleum Co.(a)	78,422	$588,949
Extraction Oil & Gas Inc.(a)	38,995	183,277
Jagged Peak Energy Inc.(a)	21,276	224,887
Kosmos Energy Ltd.	80,937	541,469
Matador Resources Co.(a)(b)	35,648	701,909
PDC Energy Inc.(a)(b)	22,764	990,006
Range Resources Corp.	71,456	645,962
Tellurian Inc.(a)(b)	32,282	306,679

		4,183,138

Personal Products — 0.7%
Inter Parfums Inc.	5,951	431,388
Medifast Inc.	4,085	599,229
USANA Health Sciences Inc.(a)	4,703	392,512

		1,423,129

Pharmaceuticals — 1.4%
Aerie Pharmaceuticals Inc.(a)(b)	13,453	513,232
Medicines Co. (The)(a)(b)	22,623	722,805
MyoKardia Inc.(a)(b)	12,915	619,662
Pacira BioScience Inc.(a)	14,149	563,413
Supernus Pharmaceuticals Inc.(a)(b)	18,006	661,360

		3,080,472

Professional Services — 2.6%
ASGN Inc.(a)	18,121	1,142,348
Exponent Inc.	17,723	1,003,476
Insperity Inc.	12,821	1,532,879
TriNet Group Inc.(a)	14,972	933,355
Upwork Inc.(a)	20,852	416,831
WageWorks Inc.(a)	13,641	665,544

		5,694,433

Real Estate Management & Development — 0.7%
Kennedy-Wilson Holdings Inc.	43,175	929,989
Redfin Corp.(a)(b)	23,667	489,434

		1,419,423

Road & Rail — 1.1%
Heartland Express Inc.	16,353	321,827
Landstar System Inc.	13,806	1,504,302
Saia Inc.(a)(b)	8,894	572,684

		2,398,813

Semiconductors & Semiconductor Equipment — 5.3%
Brooks Automation Inc.	24,420	915,994
Cabot Microelectronics Corp.	9,965	1,258,081
Cree Inc.(a)	35,524	2,347,781
Entegris Inc.	46,439	1,897,498
Mellanox Technologies Ltd.(a)(b)	16,049	1,930,695
Power Integrations Inc.	9,946	785,933
Silicon Laboratories Inc.(a)	14,829	1,596,490
SolarEdge Technologies Inc.(a)(b)	15,284	677,081

		11,409,553

Software — 15.5%
2U Inc.(a)	19,934	1,206,007
8x8 Inc.(a)	32,919	787,423
ACI Worldwide Inc.(a)	39,970	1,419,734
Alarm.com Holdings Inc.(a)(b)	12,104	857,932
Alteryx Inc., Class A(a)(b)	10,360	918,310
Anaplan Inc.(a)	5,591	220,118
Avalara Inc.(a)	2,520	148,352
Blackbaud Inc.	16,715	1,325,332
Blackline Inc.(a)	15,985	816,514

Security	Shares	Value

Software (continued)
Bottomline Technologies de Inc.(a)	12,893	$651,999
Box Inc., Class A(a)	49,352	1,017,638
Cision Ltd.(a)	26,039	314,030
Cloudera Inc.(a)	75,767	843,287
CommVault Systems Inc.(a)	13,268	697,897
Cornerstone OnDemand Inc.(a)	18,355	1,003,101
Coupa Software Inc.(a)	18,207	1,881,329
Dropbox Inc., Class A(a)(b)	70,670	1,722,935
Ebix Inc.(b)	7,569	382,083
Envestnet Inc.(a)(b)	16,570	1,176,304
FireEye Inc.(a)	67,801	1,086,172
Five9 Inc.(a)	20,226	1,073,394
Manhattan Associates Inc.(a)	22,375	1,509,194
Mimecast Ltd.(a)	11,229	578,406
Paylocity Holding Corp.(a)	10,926	1,054,905
Pegasystems Inc.(b)	12,688	951,727
Pivotal Software Inc., Class A(a)(b)	14,657	318,057
Pluralsight Inc., Class A(a)	19,464	690,777
Q2 Holdings Inc.(a)	12,748	961,454
Qualys Inc.(a)(b)	11,655	1,051,980
Rapid7 Inc.(a)	14,169	769,944
SailPoint Technologies Holding Inc.(a)	22,357	631,809
SPS Commerce Inc.(a)	6,112	634,059
Tenable Holdings Inc.(a)	3,847	138,107
Trade Desk Inc. (The), Class A(a)	12,513	2,771,379
Varonis Systems Inc.(a)	10,180	724,307
Yext Inc.(a)(b)	28,338	620,886
Zscaler Inc.(a)(b)	5,049	344,897

		33,301,779

Specialty Retail — 1.3%
At Home Group Inc.(a)(b)	9,188	215,826
Floor & Decor Holdings Inc., Class A(a)	19,815	951,516
Monro Inc.	11,392	954,992
National Vision Holdings Inc.(a)	21,775	587,925

		2,710,259

Technology Hardware, Storage & Peripherals — 0.6%
Pure Storage Inc., Class A(a)	59,847	1,368,102

Thrifts & Mortgage Finance — 0.5%
LendingTree Inc.(a)(b)	2,561	985,524

Trading Companies & Distributors — 0.4%
SiteOne Landscape Supply Inc.(a)(b)	14,072	947,046

Wireless Telecommunication Services — 0.4%
Shenandoah Telecommunications Co	15,861	655,535
U.S. Cellular Corp.(a)	4,944	237,807

		893,342

Total Common Stocks — 100.0% (Cost: $182,189,863)		215,193,607

Short-Term Investments

Money Market Funds — 18.0%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.59%(c)(d)(e)	38,817,765	38,833,291

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.37%(c)(d)	66,945	$66,945

		38,900,236

Total Short-Term Investments — 18.0% (Cost: $38,888,501)		38,900,236

Total Investments in Securities — 118.0% (Cost: $221,078,364)		254,093,843

Other Assets, Less Liabilities — (18.0)%		(38,842,564)

Net Assets — 100.0%		$215,251,279

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	34,493,817	4,323,948	38,817,765	$38,833,291	$167,666	(b)	$427		$8,821
BlackRock Cash Funds: Treasury, SL Agency Shares	178,468	(111,523)	66,945	66,945	3,270		—		—

				$38,900,236	$170,936		$427		$8,821

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$215,193,607	$—	$—	$215,193,607
Money Market Funds	38,900,236	—	—	38,900,236

	$254,093,843	$—	$—	$254,093,843

See notes to financial statements.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 1.4%
Hawaiian Holdings Inc.	36,438	$1,027,916
SkyWest Inc.	38,863	2,393,572
Spirit Airlines Inc.(a)	51,404	2,795,350

		6,216,838

Auto Components — 2.1%
Adient PLC	65,423	1,511,271
American Axle & Manufacturing Holdings Inc.(a)	84,213	1,242,142
Cooper Tire & Rubber Co.	37,751	1,127,245
Cooper-Standard Holdings Inc.(a)(b)	12,230	619,694
Dana Inc.	107,924	2,104,518
Delphi Technologies PLC	66,669	1,475,385
Tenneco Inc., Class A	37,818	828,971

		8,909,226

Banks — 15.7%
Associated Banc-Corp	123,634	2,805,256
BancorpSouth Bank	68,282	2,081,235
Bank of Hawaii Corp.	31,011	2,554,686
Banner Corp.	23,415	1,241,463
Berkshire Hills Bancorp. Inc.	30,519	915,265
Cadence BanCorp.	92,251	2,098,710
Cathay General Bancorp.	57,570	2,118,000
Chemical Financial Corp.	53,796	2,363,258
Columbia Banking System Inc.	55,005	2,064,888
First Busey Corp.	32,667	844,115
First Commonwealth Financial Corp.	53,937	734,083
First Financial Bancorp.	73,974	1,856,747
First Hawaiian Inc.	68,044	1,881,417
First Midwest Bancorp. Inc.	80,334	1,724,771
FNB Corp.	244,098	2,960,909
Fulton Financial Corp.	127,872	2,205,792
Great Western Bancorp. Inc.	42,746	1,503,377
Hancock Whitney Corp.	64,464	2,819,655
Hilltop Holdings Inc.	54,241	1,140,688
Hope Bancorp Inc.	90,383	1,270,785
IBERIABANK Corp.	41,775	3,321,113
International Bancshares Corp.	41,019	1,701,058
NBT Bancorp. Inc.	32,831	1,248,235
Old National Bancorp./IN	113,417	1,937,162
Park National Corp.	10,907	1,065,396
Renasant Corp.	35,751	1,296,331
S&T Bancorp. Inc.	26,076	1,045,126
Simmons First National Corp., Class A	69,330	1,760,289
TCF Financial Corp.	123,371	2,730,200
TowneBank/Portsmouth VA	48,885	1,274,921
Trustmark Corp.	48,965	1,760,781
Umpqua Holdings Corp.	165,764	2,877,663
United Bankshares Inc./WV	76,767	3,012,337
Valley National Bancorp.	249,805	2,617,957
WesBanco Inc.	41,121	1,657,999
Westamerica Bancorp.	20,151	1,294,097

		67,785,765

Building Products — 0.5%
JELD-WEN Holding Inc.(a)(b)	51,248	1,012,148
Masonite International Corp.(a)	19,445	1,001,223

		2,013,371

Capital Markets — 1.8%
Artisan Partners Asset Management Inc., Class A	38,239	1,083,693

Security	Shares	Value

Capital Markets (continued)
BGC Partners Inc., Class A	201,722	$1,089,299
Federated Investors Inc., Class B	72,059	2,214,373
Legg Mason Inc.	64,389	2,153,812
Waddell & Reed Financial Inc., Class A	57,442	1,075,889

		7,617,066

Chemicals — 2.5%
Ashland Global Holdings Inc.	47,084	3,791,674
Cabot Corp.	44,808	2,033,387
Kronos Worldwide Inc.	16,805	228,548
Minerals Technologies Inc.	26,536	1,665,665
Stepan Co.	15,272	1,413,271
Trinseo SA	31,887	1,433,321

		10,565,866

Commercial Services & Supplies — 1.7%
Deluxe Corp.	32,910	1,471,735
HNI Corp.	32,790	1,203,721
Matthews International Corp., Class A	23,995	961,240
Stericycle Inc.(a)	64,110	3,743,383

		7,380,079

Communications Equipment — 0.3%
EchoStar Corp., Class A(a)	35,912	1,431,093

Consumer Finance — 1.0%
Navient Corp.	163,798	2,212,911
OneMain Holdings Inc.	56,313	1,912,953

		4,125,864

Containers & Packaging — 1.6%
Bemis Co. Inc.	68,544	3,935,797
Greif Inc., Class A, NVS	19,766	781,152
Owens-Illinois Inc.	115,628	2,284,809

		7,001,758

Diversified Consumer Services — 0.6%
Graham Holdings Co., Class B	3,278	2,436,964

Electric Utilities — 3.8%
ALLETE Inc.	38,750	3,156,187
El Paso Electric Co.	30,676	1,874,610
Hawaiian Electric Industries Inc.	81,924	3,398,208
MGE Energy Inc.	26,107	1,769,794
PNM Resources Inc.	59,925	2,782,917
Portland General Electric Co.	67,131	3,511,623

		16,493,339

Electrical Equipment — 1.4%
nVent Electric PLC	121,283	3,389,860
Regal Beloit Corp.	32,192	2,738,895

		6,128,755

Electronic Equipment, Instruments & Components — 4.1%
Anixter International Inc.(a)	21,703	1,364,468
AVX Corp.	35,649	581,435
Flex Ltd.(a)	392,033	4,328,044
Jabil Inc.	105,888	3,198,877
Plexus Corp.(a)	23,295	1,401,893
Sanmina Corp.(a)	51,548	1,748,508
Tech Data Corp.(a)	28,071	2,992,649
Vishay Intertechnology Inc.	99,547	1,972,026

		17,587,900

Energy Equipment & Services — 1.5%
Diamond Offshore Drilling Inc.(a)(b)	48,776	473,615
Ensco Rowan PLC, Class A	148,132	2,069,404

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Frank’s International NV(a)	56,138	$327,846
McDermott International Inc.(a)(b)	135,987	1,100,135
Nabors Industries Ltd.	245,764	860,174
Oceaneering International Inc.(a)	74,505	1,430,496
Weatherford International PLC(a)(b)	758,851	419,872

		6,681,542

Equity Real Estate Investment Trusts (REITs) — 10.5%
American Assets Trust Inc.	28,536	1,318,078
Apple Hospitality REIT Inc.	161,794	2,661,511
Chesapeake Lodging Trust	45,799	1,305,271
Colony Capital Inc.	369,184	1,897,606
Columbia Property Trust Inc.	87,991	1,998,276
CoreCivic Inc.	89,366	1,859,706
DiamondRock Hospitality Co.	151,688	1,647,332
Equity Commonwealth	91,448	2,908,046
GEO Group Inc. (The)	90,911	1,820,038
Hospitality Properties Trust	123,675	3,215,550
Lexington Realty Trust	157,589	1,429,332
LTC Properties Inc.	29,931	1,348,691
Mack-Cali Realty Corp.	68,037	1,583,901
Outfront Media Inc.	104,932	2,500,529
Piedmont Office Realty Trust Inc., Class A	94,555	1,968,635
Retail Properties of America Inc., Class A	160,720	1,975,249
Sabra Health Care REIT Inc.	134,169	2,624,346
Senior Housing Properties Trust	179,119	1,438,326
SITE Centers Corp.	108,133	1,431,681
Sunstone Hotel Investors Inc.	171,750	2,473,200
Tanger Factory Outlet Centers Inc.	70,631	1,275,596
Weingarten Realty Investors	90,000	2,604,600
Xenia Hotels & Resorts Inc.	84,758	1,835,011

		45,120,511

Food Products — 2.8%
B&G Foods Inc.	49,367	1,283,542
Darling Ingredients Inc.(a)	123,886	2,701,954
Flowers Foods Inc.	138,014	3,000,424
Sanderson Farms Inc.	14,676	2,225,322
TreeHouse Foods Inc.(a)	42,123	2,821,398

		12,032,640

Gas Utilities — 1.9%
Northwest Natural Holding Co.	21,773	1,456,396
Southwest Gas Holdings Inc.	39,919	3,320,861
Spire Inc.	38,162	3,212,859

		7,990,116

Health Care Providers & Services — 1.2%
Brookdale Senior Living Inc.(a)	140,808	870,193
Magellan Health Inc.(a)	16,736	1,171,520
Mednax Inc.(a)	66,207	1,851,810
Patterson Companies Inc.	62,105	1,356,373

		5,249,896

Hotels, Restaurants & Leisure — 2.8%
Brinker International Inc.	28,203	1,206,242
Extended Stay America Inc.	141,673	2,537,363
Hilton Grand Vacations Inc.(a)	72,932	2,336,741
Penn National Gaming Inc.(a)(b)	80,068	1,735,074
Scientific Games Corp./DE, Class A(a)	41,683	964,128
Wyndham Destinations Inc.	71,053	3,095,069

		11,874,617

Security	Shares	Value

Household Durables — 1.5%
MDC Holdings Inc.	36,913	$1,128,061
Meritage Homes Corp.(a)	27,015	1,381,817
Taylor Morrison Home Corp., Class A(a)(b)	82,797	1,602,950
TRI Pointe Group Inc.(a)(b)	106,753	1,393,127
Tupperware Brands Corp.	36,631	871,818

		6,377,773

Household Products — 1.2%
Central Garden & Pet Co.(a)	7,900	213,142
Central Garden & Pet Co., Class A, NVS(a)	30,925	757,044
Energizer Holdings Inc.	47,858	2,291,919
Spectrum Brands Holdings Inc.	31,484	1,938,470

		5,200,575

Independent Power and Renewable Electricity Producers — 0.7%
Clearway Energy Inc., Class A	26,212	402,878
Clearway Energy Inc., Class C	55,055	873,723
Pattern Energy Group Inc., Class A	68,721	1,588,830

		2,865,431

Insurance — 3.0%
American Equity Investment Life Holding Co.	68,044	2,001,174
American National Insurance Co.	6,483	734,459
Argo Group International Holdings Ltd.	25,517	1,992,112
Assured Guaranty Ltd.	79,452	3,789,861
CNO Financial Group Inc.	120,988	2,002,351
Employers Holdings Inc.	22,950	985,014
Genworth Financial Inc., Class A(a)	377,308	1,429,997

		12,934,968

Interactive Media & Services — 0.2%
Cars.com Inc.(a)	46,652	970,828

IT Services — 2.6%
Conduent Inc.(a)(b)	138,431	1,776,070
KBR Inc.	106,126	2,358,120
Perspecta Inc.	105,840	2,442,787
Science Applications International Corp.	38,286	2,869,536
Travelport Worldwide Ltd.	98,843	1,549,858

		10,996,371

Leisure Products — 0.1%
Acushnet Holdings Corp.	25,394	640,183

Machinery — 3.1%
Colfax Corp.(a)	71,548	2,158,603
Greenbrier Companies Inc. (The)	24,373	865,973
Kennametal Inc.	61,881	2,518,557
Meritor Inc.(a)(b)	62,824	1,524,110
Navistar International Corp.(a)	49,177	1,678,903
Timken Co. (The)	51,319	2,460,746
Trinity Industries Inc.	100,374	2,164,063

		13,370,955

Media — 2.1%
AMC Networks Inc., Class A(a)	33,675	1,966,957
Gray Television Inc.(a)	57,801	1,354,277
MSG Networks Inc., Class A(a)	46,114	1,062,005
Sinclair Broadcast Group Inc., Class A	49,488	2,266,056
TEGNA Inc.	162,375	2,585,010

		9,234,305

Metals & Mining — 0.8%
Cleveland-Cliffs Inc.	220,250	2,200,297
Compass Minerals International Inc.	25,525	1,464,880

		3,665,177

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment — 3.6%
Apollo Commercial Real Estate Finance Inc.	84,968	$1,592,300
Blackstone Mortgage Trust Inc., Class A	93,076	3,312,575
Chimera Investment Corp.	140,730	2,697,794
Invesco Mortgage Capital Inc.	96,182	1,569,690
Ladder Capital Corp.	65,843	1,145,668
MFA Financial Inc.	338,964	2,545,620
Two Harbors Investment Corp.	203,212	2,816,519

		15,680,166

Multi-Utilities — 1.8%
Avista Corp.	49,370	2,129,822
Black Hills Corp.	40,622	2,955,656
NorthWestern Corp.	37,882	2,646,057

		7,731,535

Multiline Retail — 0.5%
Big Lots Inc.	30,197	1,122,120
Dillard’s Inc., Class A	13,904	951,729

		2,073,849

Oil, Gas & Consumable Fuels — 4.2%
Arch Coal Inc., Class A	13,338	1,293,519
California Resources Corp.(a)(b)	36,542	770,305
Chesapeake Energy Corp.(a)	785,878	2,286,905
CVR Energy Inc.	21,947	1,001,003
Delek U.S. Holdings Inc.	53,682	1,989,455
Gulfport Energy Corp.(a)	111,699	731,629
Peabody Energy Corp.	60,330	1,735,694
QEP Resources Inc.(a)	178,133	1,339,560
SemGroup Corp., Class A	49,466	646,026
Southwestern Energy Co.(a)	407,699	1,610,411
SRC Energy Inc.(a)	182,995	1,125,419
Whiting Petroleum Corp.(a)	68,510	1,876,489
World Fuel Services Corp.	50,598	1,560,948

		17,967,363

Paper & Forest Products — 1.1%
Domtar Corp.	47,361	2,315,953
Louisiana-Pacific Corp.	92,924	2,327,746

		4,643,699

Personal Products — 0.4%
Edgewell Personal Care Co.(a)	40,759	1,680,494

Pharmaceuticals — 0.5%
Endo International PLC(a)	150,554	1,129,155
Mallinckrodt PLC(a)	62,963	973,408

		2,102,563

Professional Services — 0.1%
Kelly Services Inc., Class A, NVS	23,561	524,468

Real Estate Management & Development — 0.8%
Cushman & Wakefield PLC(a)	121,960	2,395,294
Newmark Group Inc., Class A	114,338	974,160

		3,369,454

Road & Rail — 0.6%
Ryder System Inc.	39,967	2,517,921

Semiconductors & Semiconductor Equipment — 0.2%
Amkor Technology Inc.(a)	97,403	882,471

Software — 1.5%
Avaya Holdings Corp.(a)(b)	78,393	1,495,738
Teradata Corp.(a)(b)	88,193	4,010,136

Security	Shares	Value

Software (continued)
TiVo Corp.	93,975	$880,546

		6,386,420

Specialty Retail — 4.7%
American Eagle Outfitters Inc.	126,084	2,998,277
AutoNation Inc.(a)	43,407	1,820,055
Bed Bath & Beyond Inc.	103,529	1,729,970
Designer Brands Inc.	43,531	968,565
Dick’s Sporting Goods Inc.	55,524	2,054,388
GameStop Corp., Class A	76,844	664,701
Michaels Companies Inc. (The)(a)(b)	67,694	760,881
Murphy USA Inc.(a)(b)	22,592	1,930,938
Penske Automotive Group Inc.	27,509	1,263,213
Sally Beauty Holdings Inc.(a)(b)	90,802	1,607,195
Signet Jewelers Ltd.	39,072	905,689
Williams-Sonoma Inc.	60,276	3,445,979

		20,149,851

Technology Hardware, Storage & Peripherals — 0.6%
NCR Corp.(a)(b)	89,495	2,590,880

Thrifts & Mortgage Finance — 2.5%
Capitol Federal Financial Inc.	106,452	1,469,038
Flagstar Bancorp. Inc.	21,695	775,596
MGIC Investment Corp.(a)	267,196	3,911,749
Northwest Bancshares Inc.	77,706	1,354,416
Provident Financial Services Inc.	45,900	1,217,268
Washington Federal Inc.	60,927	2,019,121

		10,747,188

Tobacco — 0.2%
Universal Corp./VA	18,788	1,011,922

Trading Companies & Distributors — 1.1%
Aircastle Ltd.	40,188	800,545
Beacon Roofing Supply Inc.(a)	51,524	1,940,394
WESCO International Inc.(a)	35,151	2,012,043

		4,752,982

Transportation Infrastructure — 0.5%
Macquarie Infrastructure Corp.	58,154	2,355,819

Wireless Telecommunication Services — 0.5%
Telephone & Data Systems Inc.	70,563	2,249,548

Total Common Stocks — 99.9% (Cost: $418,249,867)		430,318,365

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(c)(d)(e)	13,690,375	13,695,852
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(c)(d)	210,105	210,105

		13,905,957

Total Short-Term Investments — 3.2% (Cost: $13,900,711)		13,905,957

Total Investments in Securities — 103.1% (Cost: $432,150,578)		444,224,322

Other Assets, Less Liabilities — (3.1)%		(13,542,933)

Net Assets — 100.0%		$430,681,389

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) April 30, 2019	iShares® Morningstar Small-Cap Value ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	34,562,106	(20,871,731)	13,690,375	$13,695,852	$149,228	(b)	$4,924		$2,119
BlackRock Cash Funds: Treasury, SL Agency Shares	415,787	(205,682)	210,105	210,105	10,728		—		—

				$13,905,957	$159,956		$4,924		$2,119

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$430,318,365	$—	$—	$430,318,365
Money Market Funds	13,905,957	—	—	13,905,957

	$444,224,322	$—	$—	$444,224,322

See notes to financial statements.

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2019

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF	iShares Morningstar Mid-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$853,696,837	$1,103,056,429	$492,580,504	$715,996,099
Affiliated(c)	8,681,334	25,007,382	487,831	8,027,306
Receivables:
Securities lending income — Affiliated	—	6,066	—	1,930
Dividends	932,807	194,276	805,040	374,755

Total assets	863,310,978	1,128,264,153	493,873,375	724,400,090

LIABILITIES
Collateral on securities loaned, at value	—	23,768,168	—	7,669,771
Payables:
Investments purchased	—	—	776,005	—
Capital shares redeemed	—	—	—	48,917
Investment advisory fees	139,451	223,121	101,514	147,516

Total liabilities	139,451	23,991,289	877,519	7,866,204

NET ASSETS	$863,171,527	$1,104,272,864	$492,995,856	$716,533,886

NET ASSETS CONSIST OF:
Paid-in capital	$731,589,326	$743,090,185	$430,884,122	$648,500,016
Accumulated earnings	131,582,201	361,182,679	62,111,734	68,033,870

NET ASSETS	$863,171,527	$1,104,272,864	$492,995,856	$716,533,886

Shares outstanding	5,150,000	5,800,000	4,550,000	3,650,000

Net asset value	$167.61	$190.39	$108.35	$196.31

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$23,442,458	$—	$7,474,559
(b) Investments, at cost — Unaffiliated	$690,141,031	$718,369,005	$420,018,493	$588,658,450
(c) Investments, at cost — Affiliated	$6,908,970	$25,004,001	$487,831	$8,025,381

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Assets and Liabilities  (continued)

April 30, 2019

	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$475,584,903	$462,768,901	$236,893,994	$215,193,607
Affiliated(c)	37,005,802	4,522,035	11,148,191	38,900,236
Receivables:
Securities lending income — Affiliated	6,299	17,685	3,810	15,283
Dividends	27,065	545,813	63,333	18,351

Total assets	512,624,069	467,854,434	248,109,328	254,127,477

LIABILITIES
Collateral on securities loaned, at value	36,785,031	4,188,628	11,028,897	38,824,131
Payables:
Investments purchased	—	25,935	—	—
Investment advisory fees	114,909	115,580	48,243	52,067

Total liabilities	36,899,940	4,330,143	11,077,140	38,876,198

NET ASSETS	$475,724,129	$463,524,291	$237,032,188	$215,251,279

NET ASSETS CONSIST OF:
Paid-in capital	$370,002,259	$446,449,173	$235,641,192	$188,508,656
Accumulated earnings	105,721,870	17,075,118	1,390,996	26,742,623

NET ASSETS	$475,724,129	$463,524,291	$237,032,188	$215,251,279

Shares outstanding	1,950,000	2,900,000	1,350,000	1,050,000

Net asset value	$243.96	$159.84	$175.58	$205.00

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$35,960,193	$3,957,805	$10,715,388	$37,617,008
(b) Investments, at cost — Unaffiliated	$359,636,217	$420,037,197	$204,413,323	$182,189,863
(c) Investments, at cost — Affiliated	$37,000,823	$4,521,586	$11,143,965	$38,888,501

See notes to financial statements.

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2019

iShares Morningstar Small-Cap Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$430,318,365
Affiliated(c)	13,905,957
Receivables:
Securities lending income — Affiliated	4,479
Dividends	254,693

Total assets	444,483,494

LIABILITIES
Collateral on securities loaned, at value	13,696,699
Payables:
Investment advisory fees	105,406

Total liabilities	13,802,105

NET ASSETS	$430,681,389

NET ASSETS CONSIST OF:
Paid-in capital	$448,201,165
Accumulated loss	(17,519,776)

NET ASSETS	$430,681,389

Shares outstanding	3,000,000

Net asset value	$143.56

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$12,955,037
(b) Investments, at cost — Unaffiliated	$418,249,867
(c) Investments, at cost — Affiliated	$13,900,711

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Operations

Year Ended April 30, 2019

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF	iShares Morningstar Mid-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$20,074,418	$8,891,181	$13,036,328	$13,577,451
Dividends — Affiliated	321,021	207,410	11,895	20,028
Securities lending income — Affiliated — net	70,693	231,121	913	57,369

Total investment income	20,466,132	9,329,712	13,049,136	13,654,848

EXPENSES
Investment advisory fees	1,817,528	2,560,907	1,049,740	1,812,062

Total expenses	1,817,528	2,560,907	1,049,740	1,812,062

Net investment income	18,648,604	6,768,805	11,999,396	11,842,786

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(8,970,888)	(22,182,515)	(9,834,188)	(30,001,179)
Investments — Affiliated	(173,714)	(288,873)	179	4,231
In-kind redemptions — Unaffiliated	41,560,200	75,502,109	12,779,515	50,445,433
In-kind redemptions — Affiliated	(125,283)	44,946	—	—

Net realized gain	32,290,315	53,075,667	2,945,506	20,448,485

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	44,710,866	97,311,635	32,933,540	42,057,525
Investments — Affiliated	1,743,289	(3,060,383)	(7)	700

Net change in unrealized appreciation (depreciation)	46,454,155	94,251,252	32,933,533	42,058,225

Net realized and unrealized gain	78,744,470	147,326,919	35,879,039	62,506,710

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,393,074	$154,095,724	$47,878,435	$74,349,496

See notes to financial statements.

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended April 30, 2019

	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,684,365	$11,739,906	$3,703,993	$638,803
Dividends — Affiliated	4,634	11,566	4,967	3,270
Securities lending income — Affiliated — net	94,536	41,360	97,738	167,666
Foreign taxes withheld	(1,793)	(803)	(218)	(2,326)

Total investment income	1,781,742	11,792,029	3,806,480	807,413

EXPENSES
Investment advisory fees	977,341	1,331,233	600,507	576,135

Total expenses	977,341	1,331,233	600,507	576,135

Net investment income	804,401	10,460,796	3,205,973	231,278

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(9,632,902)	(4,021,373)	(15,490,114)	(2,561,116)
Investments — Affiliated	3,574	(424)	2,073	427
In-kind redemptions — Unaffiliated	19,825,379	20,081,451	18,344,147	15,263,824

Net realized gain	10,196,051	16,059,654	2,856,106	12,703,135

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	49,352,147	(9,482,115)	3,268,123	4,211,287
Investments — Affiliated	2,747	93	2,701	8,821

Net change in unrealized appreciation (depreciation)	49,354,894	(9,482,022)	3,270,824	4,220,108

Net realized and unrealized gain	59,550,945	6,577,632	6,126,930	16,923,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,355,346	$17,038,428	$9,332,903	$17,154,521

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Operations  (continued)

Year Ended April 30, 2019

iShares Morningstar Small-Cap Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$10,612,947
Dividends — Affiliated	10,728
Securities lending income — Affiliated — net	149,228
Foreign taxes withheld	(6,020)

Total investment income	10,766,883

EXPENSES
Investment advisory fees	1,271,570

Total expenses	1,271,570

Net investment income	9,495,313

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	3,799,528
Investments — Affiliated	4,924
In-kind redemptions — Unaffiliated	7,593,403

Net realized gain	11,397,855

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(8,695,668)
Investments — Affiliated	2,119

Net change in unrealized appreciation (depreciation)	(8,693,549)

Net realized and unrealized gain	2,704,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,199,619

See notes to financial statements.

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares		iShares
	Morningstar Large-Cap ETF		Morningstar Large-Cap Growth ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,648,604	$17,883,272	$6,768,805	$8,186,933
Net realized gain	32,290,315	87,213,011	53,075,667	71,161,100
Net change in unrealized appreciation (depreciation)	46,454,155	(32,124,717)	94,251,252	86,100,342

Net increase in net assets resulting from operations	97,393,074	72,971,566	154,095,724	165,448,375

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(18,523,506)	(17,784,765)	(7,313,842)	(7,986,129)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(160,079,701)	74,761,644	25,173,933	45,828,677

NET ASSETS(b)
Total increase (decrease) in net assets	(81,210,133)	129,948,445	171,955,815	203,290,923
Beginning of year	944,381,660	814,433,215	932,317,049	729,026,126

End of year	$863,171,527	$944,381,660	$1,104,272,864	$932,317,049

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Morningstar Large-Cap Value ETF		Morningstar Mid-Cap ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,999,396	$9,714,855	$11,842,786	$10,851,929
Net realized gain	2,945,506	26,701,073	20,448,485	71,952,042
Net change in unrealized appreciation (depreciation)	32,933,533	(3,502,054)	42,058,225	(16,956,105)

Net increase in net assets resulting from operations	47,878,435	32,913,874	74,349,496	65,847,866

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(11,461,757)	(9,667,473)	(12,071,223)	(10,424,753)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	82,555,240	(29,490,293)	(93,602,438)	(55,171,942)

NET ASSETS(b)
Total increase (decrease) in net assets	118,971,918	(6,243,892)	(31,324,165)	251,171
Beginning of year	374,023,938	380,267,830	747,858,051	747,606,880

End of year	$492,995,856	$374,023,938	$716,533,886	$747,858,051

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

64	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Morningstar Mid-Cap Growth ETF		Morningstar Mid-Cap Value ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$804,401	$924,321	$10,460,796	$8,565,141
Net realized gain	10,196,051	18,116,001	16,059,654	19,062,956
Net change in unrealized appreciation (depreciation)	49,354,894	18,992,061	(9,482,022)	6,451,687

Net increase in net assets resulting from operations	60,355,346	38,032,383	17,038,428	34,079,784

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(928,541)	(1,105,496)	(10,479,633)	(8,237,672)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	157,158,777	9,438,807	39,164,570	7,434,871

NET ASSETS(b)
Total increase in net assets	216,585,582	46,365,694	45,723,365	33,276,983
Beginning of year	259,138,547	212,772,853	417,800,926	384,523,943

End of year	$475,724,129	$259,138,547	$463,524,291	$417,800,926

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Morningstar Small-Cap ETF		Morningstar Small-Cap Growth ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,205,973	$2,907,099	$231,278	$576,559
Net realized gain	2,856,106	20,568,657	12,703,135	12,802,051
Net change in unrealized appreciation (depreciation)	3,270,824	(6,708,099)	4,220,108	9,688,393

Net increase in net assets resulting from operations	9,332,903	16,767,657	17,154,521	23,067,003

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,362,147)	(3,185,010)	(593,934)	(605,018)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(15,877,012)	(8,287,953)	33,953,657	26,149,737

NET ASSETS(b)
Total increase (decrease) in net assets	(9,906,256)	5,294,694	50,514,244	48,611,722
Beginning of year	246,938,444	241,643,750	164,737,035	116,125,313

End of year	$237,032,188	$246,938,444	$215,251,279	$164,737,035

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

66	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Morningstar Small-Cap Value ETF
	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,495,313	$8,352,525
Net realized gain	11,397,855	32,813,003
Net change in unrealized appreciation (depreciation)	(8,693,549)	(34,770,387)

Net increase in net assets resulting from operations	12,199,619	6,395,141

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(9,432,984)	(8,746,485)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(19,245,830)	(32,039,381)

NET ASSETS(b)
Total decrease in net assets	(16,479,195)	(34,390,725)
Beginning of year	447,160,584	481,551,309

End of year	$430,681,389	$447,160,584

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Financial Highlights

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$152.32	$142.88	$120.58	$122.54	$110.41

Net investment income(a)	3.24	2.93	2.57	2.27	2.33
Net realized and unrealized gain (loss)(b)	15.28	9.42	22.44	(1.27)	12.05

Net increase from investment operations	18.52	12.35	25.01	1.00	14.38

Distributions(c)
From net investment income	(3.23)	(2.91)	(2.71)	(2.96)	(2.25)

Total distributions	(3.23)	(2.91)	(2.71)	(2.96)	(2.25)

Net asset value, end of year	$167.61	$152.32	$142.88	$120.58	$122.54

Total Return
Based on net asset value	12.33%	8.66%	20.97%	0.87%	13.09%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.05%	1.91%	1.96%	1.91%	1.96%

Supplemental Data
Net assets, end of year (000)	$863,172	$944,382	$814,433	$608,927	$667,832

Portfolio turnover rate(d)	38%	46%	45%	39%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Growth ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$165.01	$136.27	$116.36	$118.09	$100.37

Net investment income(a)	1.16	1.48	1.12	1.13	1.11
Net realized and unrealized gain (loss)(b)	25.47	28.70	19.88	(1.64)	17.67

Net increase (decrease) from investment operations	26.63	30.18	21.00	(0.51)	18.78

Distributions(c)
From net investment income	(1.25)	(1.44)	(1.09)	(1.22)	(1.06)

Total distributions	(1.25)	(1.44)	(1.09)	(1.22)	(1.06)

Net asset value, end of year	$190.39	$165.01	$136.27	$116.36	$118.09

Total Return
Based on net asset value	16.21%	22.26%	18.15%	(0.44)%	18.77%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.66%	0.97%	0.91%	0.96%	0.99%

Supplemental Data
Net assets, end of year (000)	$1,104,273	$932,317	$729,026	$791,246	$726,248

Portfolio turnover rate(d)	23%	48%	31%	22%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Value ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$101.09	$95.07	$85.03	$86.04	$82.96

Net investment income(a)	2.97	2.55	2.53	2.56	2.21
Net realized and unrealized gain (loss)(b)	7.17	6.02	10.03	(1.03)	3.07

Net increase from investment operations	10.14	8.57	12.56	1.53	5.28

Distributions(c)
From net investment income	(2.88)	(2.55)	(2.52)	(2.54)	(2.20)

Total distributions	(2.88)	(2.55)	(2.52)	(2.54)	(2.20)

Net asset value, end of year	$108.35	$101.09	$95.07	$85.03	$86.04

Total Return
Based on net asset value	10.22%	9.07%	14.95%	1.92%	6.42%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.86%	2.54%	2.78%	3.10%	2.60%

Supplemental Data
Net assets, end of year (000)	$492,996	$374,024	$380,268	$289,101	$305,434

Portfolio turnover rate(d)	24%	24%	31%	27%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$180.21	$168.00	$145.96	$151.49	$133.53

Net investment income(a)	2.99	2.48	2.01	2.30	2.01
Net realized and unrealized gain (loss)(b)	16.17	12.13	22.68	(5.42)	18.03

Net increase (decrease) from investment operations	19.16	14.61	24.69	(3.12)	20.04

Distributions(c)
From net investment income	(3.06)	(2.40)	(2.65)	(2.41)	(2.08)

Total distributions	(3.06)	(2.40)	(2.65)	(2.41)	(2.08)

Net asset value, end of year	$196.31	$180.21	$168.00	$145.96	$151.49

Total Return
Based on net asset value	10.79%	8.73%	17.06%	(2.03)%	15.09%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.63%	1.40%	1.28%	1.59%	1.39%

Supplemental Data
Net assets, end of year (000)	$716,534	$747,858	$747,607	$540,062	$515,075

Portfolio turnover rate(d)	60%	50%	56%	51%	55%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$207.31	$177.31	$153.60	$165.11	$142.18

Net investment income(a)	0.55	0.75	0.84	0.60	0.60
Net realized and unrealized gain (loss)(b)	36.74	30.14	23.76	(11.46)	23.19

Net increase (decrease) from investment operations	37.29	30.89	24.60	(10.86)	23.79

Distributions(c)
From net investment income	(0.64)	(0.89)	(0.89)	(0.65)	(0.86)

Total distributions	(0.64)	(0.89)	(0.89)	(0.65)	(0.86)

Net asset value, end of year	$243.96	$207.31	$177.31	$153.60	$165.11

Total Return
Based on net asset value	18.03%	17.46%	16.06%	(6.58)%	16.78%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.25%	0.38%	0.52%	0.39%	0.39%

Supplemental Data
Net assets, end of year (000)	$475,724	$259,139	$212,773	$207,355	$231,160

Portfolio turnover rate(d)	30%	43%	47%	44%	50%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$157.66	$147.89	$125.61	$125.84	$118.75

Net investment income(a)	3.69	3.26	2.87	2.86	2.38
Net realized and unrealized gain (loss)(b)	2.18	9.65	22.21	(0.12)	7.22

Net increase from investment operations	5.87	12.91	25.08	2.74	9.60

Distributions(c)
From net investment income	(3.69)	(3.14)	(2.80)	(2.97)	(2.51)

Total distributions	(3.69)	(3.14)	(2.80)	(2.97)	(2.51)

Net asset value, end of year	$159.84	$157.66	$147.89	$125.61	$125.84

Total Return
Based on net asset value	3.83%	8.81%	20.15%	2.29%	8.13%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.36%	2.13%	2.06%	2.37%	1.93%

Supplemental Data
Net assets, end of year (000)	$463,524	$417,801	$384,524	$194,702	$226,507

Portfolio turnover rate(d)	35%	45%	38%	38%	33%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$170.30	$161.10	$134.45	$140.33	$130.00

Net investment income(a)	2.30	1.96	1.67	2.05	1.61
Net realized and unrealized gain (loss)(b)	5.37	9.40	27.48	(5.99)	10.40

Net increase (decrease) from investment operations	7.67	11.36	29.15	(3.94)	12.01

Distributions(c)
From net investment income	(2.39)	(2.16)	(2.50)	(1.94)	(1.68)

Total distributions	(2.39)	(2.16)	(2.50)	(1.94)	(1.68)

Net asset value, end of year	$175.58	$170.30	$161.10	$134.45	$140.33

Total Return
Based on net asset value	4.56%	7.09%	21.86%	(2.78)%	9.27%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.33%	1.18%	1.13%	1.53%	1.19%

Supplemental Data
Net assets, end of year (000)	$237,032	$246,938	$241,644	$194,947	$224,533

Portfolio turnover rate(d)	67%	56%	66%	65%	61%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$183.04	$154.83	$130.57	$139.32	$125.88

Net investment income(a)	0.24	0.72	0.86	0.83	0.77
Net realized and unrealized gain (loss)(b)	22.31	28.26	25.25	(8.79)	13.49

Net increase (decrease) from investment operations	22.55	28.98	26.11	(7.96)	14.26

Distributions(c)
From net investment income	(0.59)	(0.77)	(1.85)	(0.79)	(0.82)

Total distributions	(0.59)	(0.77)	(1.85)	(0.79)	(0.82)

Net asset value, end of year	$205.00	$183.04	$154.83	$130.57	$139.32

Total Return
Based on net asset value	12.35%	18.75%	20.10%	(5.73)%	11.35%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.12%	0.42%	0.60%	0.62%	0.58%

Supplemental Data
Net assets, end of year (000)	$215,251	$164,737	$116,125	$110,984	$118,423

Portfolio turnover rate(d)	55%	51%	63%	59%	61%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$144.25	$143.75	$122.26	$128.47	$122.17

Net investment income(a)	3.25	2.58	3.08	3.04	3.11
Net realized and unrealized gain (loss)(b)	(0.69)	0.61	21.83	(6.28)	6.40

Net increase (decrease) from investment operations	2.56	3.19	24.91	(3.24)	9.51

Distributions(c)
From net investment income	(3.25)	(2.69)	(3.42)	(2.97)	(3.21)

Total distributions	(3.25)	(2.69)	(3.42)	(2.97)	(3.21)

Net asset value, end of year	$143.56	$144.25	$143.75	$122.26	$128.47

Total Return
Based on net asset value	1.83%	2.23%	20.58%	(2.42)%	7.83%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.24%	1.78%	2.29%	2.56%	2.47%

Supplemental Data
Net assets, end of year (000)	$430,681	$447,161	$481,551	$379,000	$430,379

Portfolio turnover rate(d)	48%	54%	48%	51%	40%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Morningstar Large-Cap	Diversified
Morningstar Large-Cap Growth	Diversified
Morningstar Large-Cap Value	Diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

78	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Morningstar Large-Cap Growth
BNP Paribas Securities Corp.	$245,034	$245,034		$—	$—
Goldman Sachs & Co.	8,508,953	8,467,300		—	(41,653	)(b)
JPMorgan Securities LLC	170,747	170,747		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	6,205,940	6,205,940		—	—
Wells Fargo Bank, National Association	8,251,634	8,251,634		—	—
Wells Fargo Securities LLC	60,150	60,150		—	—

	$23,442,458	$23,400,805		$—	$(41,653)

Morningstar Mid-Cap
Barclays Capital Inc.	$141,470	$141,470		$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,919,952	2,919,952		—	—
Citigroup Global Markets Inc.	2,359,995	2,359,995		—	—
Goldman Sachs & Co.	457,184	457,184		—	—
Merrill Lynch, Pierce, Fenner & Smith	125,520	125,520		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	449,460	449,460		—	—
Wells Fargo Bank, National Association	1,020,978	1,020,978		—	—

	$7,474,559	$7,474,559		$—	$—

Morningstar Mid-Cap Growth
BNP Paribas Prime Brokerage International Ltd.	$9,557,666	$9,557,666		$—	$—
Goldman Sachs & Co.	8,635,005	8,635,005		—	—
JPMorgan Securities LLC	9,389,248	9,389,248		—	—
Merrill Lynch, Pierce, Fenner & Smith	4,446,274	4,446,274		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	9,766	9,766		—	—
Scotia Capital (USA) Inc.	337,696	337,696		—	—
UBS AG	1,220,531	1,220,531		—	—
UBS Securities LLC	2,364,007	2,364,007		—	—

	$35,960,193	$35,960,193		$—	$—

Morningstar Mid-Cap Value
Barclays Capital Inc.	$4,490	$4,490		$—	$—
Goldman Sachs & Co.	269,912	269,912		—	—
HSBC BANK PLC	391,108	391,108		—	—
JPMorgan Securities LLC	1,121,446	1,121,446		—	—
Mizuho Securities USA Inc.	1,265,810	1,265,810		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	28,058	28,058		—	—
Wells Fargo Bank, National Association	876,981	876,981		—	—

	$3,957,805	$3,957,805		$—	$—

Morningstar Small-Cap
Barclays Bank PLC	$338,461	$338,461		$—	$—
Barclays Capital Inc.	150,475	150,475		—	—
BNP Paribas Prime Brokerage International Ltd.	100,864	100,864		—	—
Citigroup Global Markets Inc.	1,569,599	1,569,599		—	—
Credit Suisse Securities (USA) LLC	1,125,110	1,125,110		—	—
Goldman Sachs & Co.	1,871,122	1,871,122		—	—
Jefferies LLC	69,615	69,615		—	—
JPMorgan Securities LLC	1,286,775	1,286,775		—	—
Merrill Lynch, Pierce, Fenner & Smith	1,850,648	1,850,648		—	—
Mizuho Securities USA Inc.	3,735	3,735		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,125,945	2,125,945		—	—
State Street Bank & Trust Company	105,410	105,410		—	—
UBS AG	23,725	23,725		—	—
Wells Fargo Securities LLC	93,904	93,904		—	—

	$10,715,388	$10,715,388		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Morningstar Small-Cap Growth
Barclays Bank PLC	$1,307,966	$1,307,966		$—	$—
Barclays Capital Inc.	303,945	303,945		—	—
BNP Paribas Prime Brokerage International Ltd.	4,307,569	4,307,569		—	—
Citadel Clearing LLC	192,604	192,604		—	—
Citigroup Global Markets Inc.	2,290,889	2,290,889		—	—
Credit Suisse Securities (USA) LLC	1,154,171	1,154,171		—	—
Deutsche Bank Securities Inc.	33,192	33,192		—	—
Goldman Sachs & Co.	4,458,895	4,458,895		—	—
HSBC Bank PLC	36,438	36,438		—	—
ING Financial Markets LLC	94,332	94,332		—	—
Jefferies LLC	270,492	270,010		—	(482	)(b)
JPMorgan Securities LLC	3,562,911	3,562,911		—	—
Merrill Lynch, Pierce, Fenner & Smith	4,383,938	4,383,938		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	7,820,743	7,820,743		—	—
National Financial Services LLC	1,366,514	1,366,514		—	—
RBC Capital Markets LLC	1,425,694	1,422,366		—	(3,328	)(b)
Scotia Capital (USA) Inc.	21,910	21,910		—	—
State Street Bank & Trust Company	1,095,734	1,095,734		—	—
UBS AG	1,477,907	1,477,907		—	—
UBS Securities LLC	936,837	936,837		—	—
Wells Fargo Bank, National Association	728,799	728,799		—	—
Wells Fargo Securities LLC	345,528	345,528		—	—

	$37,617,008	$37,613,198		$—	$(3,810)

Morningstar Small-Cap Value
Barclays Capital Inc.	$771,078	$771,078		$—	$—
Citigroup Global Markets Inc.	3,408,307	3,408,307		—	—
Credit Suisse Securities (USA) LLC	1,261,295	1,261,295		—	—
Goldman Sachs & Co.	31,276	31,276		—	—
JPMorgan Securities LLC	703,736	703,736		—	—
Merrill Lynch, Pierce, Fenner & Smith	1,685,724	1,685,724		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,228,076	3,228,076		—	—
SG Americas Securities LLC	9,564	9,564		—	—
UBS AG	681,574	681,574		—	—
UBS Securities LLC	263,726	263,726		—	—
Wells Fargo Securities LLC	910,681	898,994		—	(11,687	)(b)

	$12,955,037	$12,943,350		$—	$(11,687)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

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Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Morningstar Large-Cap	0.20%
Morningstar Large-Cap Growth	0.25
Morningstar Large-Cap Value	0.25
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30
Morningstar Mid-Cap Value	0.30
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund would have retained for the remainder of that calendar year 75% of securities lending income (which excludes collateral investment fees) and the amount retained would not have been less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Morningstar Large-Cap	$26,155
Morningstar Large-Cap Growth	89,738
Morningstar Large-Cap Value	407
Morningstar Mid-Cap	26,782
Morningstar Mid-Cap Growth	42,113
Morningstar Mid-Cap Value	15,205
Morningstar Small-Cap	42,706
Morningstar Small-Cap Growth	74,357
Morningstar Small-Cap Value	65,066

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

For the year ended April 30, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$218,705,838	$197,701,176
Morningstar Large-Cap Growth	106,351,546	130,848,310
Morningstar Large-Cap Value	66,733,732	50,992,647
Morningstar Mid-Cap	126,418,664	148,509,286
Morningstar Mid-Cap Growth	55,161,522	66,630,043
Morningstar Mid-Cap Value	53,002,591	47,167,566
Morningstar Small-Cap	104,852,814	76,287,308
Morningstar Small-Cap Growth	49,120,663	57,806,923
Morningstar Small-Cap Value	110,153,961	87,604,904

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$358,357,421	$343,284,831
Morningstar Large-Cap Growth	234,289,380	232,801,727
Morningstar Large-Cap Value	108,051,620	100,872,728
Morningstar Mid-Cap	442,184,697	430,064,803
Morningstar Mid-Cap Growth	98,844,646	97,798,192
Morningstar Mid-Cap Value	159,210,695	154,064,442
Morningstar Small-Cap	162,637,254	160,796,046
Morningstar Small-Cap Growth	107,131,852	105,627,929
Morningstar Small-Cap Value	204,523,709	200,920,076

For the year ended April 30, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Large-Cap	$32,622,493	$190,573,172
Morningstar Large-Cap Growth	208,039,537	184,591,681
Morningstar Large-Cap Value	137,568,828	59,861,478
Morningstar Mid-Cap	149,041,673	241,385,518
Morningstar Mid-Cap Growth	211,815,829	55,265,578
Morningstar Mid-Cap Value	102,944,191	64,074,670
Morningstar Small-Cap	62,136,042	78,428,151
Morningstar Small-Cap Growth	79,517,778	46,013,330
Morningstar Small-Cap Value	31,122,584	51,180,845

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2019, the following permanent differences attributable to the characterization of corporate actions, realized gains (losses) from in-kind redemptions, distributions paid in excess of taxable income and the expiration of capital loss carryforwards were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Morningstar Large-Cap	$39,767,260	$(39,767,260)
Morningstar Large-Cap Growth	74,022,420	(74,022,420)
Morningstar Large-Cap Value	6,770,506	(6,770,506)
Morningstar Mid-Cap	46,998,353	(46,998,353)
Morningstar Mid-Cap Growth	15,472,743	(15,472,743)
Morningstar Mid-Cap Value	18,445,189	(18,445,189)
Morningstar Small-Cap	17,154,445	(17,154,445)
Morningstar Small-Cap Growth	14,058,171	(14,058,171)
Morningstar Small-Cap Value	5,280,081	(5,280,081)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/19	Year Ended 04/30/18
Morningstar Large-Cap
Ordinary income	$18,523,506	$17,784,765

Morningstar Large-Cap Growth
Ordinary income	$7,313,842	$7,986,129

Morningstar Large-Cap Value
Ordinary income	$11,461,757	$9,667,473

Morningstar Mid-Cap
Ordinary income	$12,071,223	$10,424,753

Morningstar Mid-Cap Growth
Ordinary income	$928,541	$1,105,496

Morningstar Mid-Cap Value
Ordinary income	$10,479,633	$8,237,672

Morningstar Small-Cap
Ordinary income	$3,362,147	$3,185,010

Morningstar Small-Cap Growth
Ordinary income	$593,934	$605,018

Morningstar Small-Cap Value
Ordinary income	$9,432,984	$8,746,485

As of April 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Morningstar Large-Cap	$4,685,230	$(33,210,609)	$160,107,580		$131,582,201
Morningstar Large-Cap Growth	—	(20,457,203)	381,639,882		361,182,679
Morningstar Large-Cap Value	1,335,742	(5,529,897)	66,305,889		62,111,734
Morningstar Mid-Cap	198,739	(55,171,537)	123,006,668		68,033,870
Morningstar Mid-Cap Growth	—	(8,205,816)	113,927,686		105,721,870
Morningstar Mid-Cap Value	308,632	(12,040,400)	28,806,886		17,075,118
Morningstar Small-Cap	—	(29,207,697)	30,598,693		1,390,996
Morningstar Small-Cap Growth	—	(3,831,448)	30,574,071		26,742,623
Morningstar Small-Cap Value	182,126	(20,511,280)	2,809,378		(17,519,776)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

For the year ended April 30, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Morningstar Mid-Cap Value	$1,614,620
Morningstar Small-Cap Value	4,131,855

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of April 30, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large-Cap	$702,270,591	$173,883,701	$ (13,776,121)	$160,107,580
Morningstar Large-Cap Growth	746,423,929	389,559,967	(7,920,085)	381,639,882
Morningstar Large-Cap Value	426,762,446	81,016,419	(14,710,530)	66,305,889
Morningstar Mid-Cap	601,016,737	141,414,703	(18,408,035)	123,006,668
Morningstar Mid-Cap Growth	398,663,019	122,303,027	(8,375,341)	113,927,686
Morningstar Mid-Cap Value	438,484,050	69,657,983	(40,851,097)	28,806,886
Morningstar Small-Cap	217,443,492	42,484,027	(11,885,334)	30,598,693
Morningstar Small-Cap Growth	223,519,772	41,177,481	(10,603,410)	30,574,071
Morningstar Small-Cap Value	441,414,944	52,435,848	(49,626,470)	2,809,378

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

84	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 04/30/19		Year Ended 04/30/18
iShares ETF	Shares	Amount	Shares	Amount
Morningstar Large-Cap
Shares sold	200,000	$32,755,184	2,650,000	$406,573,237
Shares redeemed	(1,250,000)	(192,834,885)	(2,150,000)	(331,811,593)

Net increase(decrease)	(1,050,000)	$(160,079,701)	500,000	$74,761,644

Morningstar Large-Cap Growth
Shares sold	1,200,000	$209,922,565	400,000	$61,288,903
Shares redeemed	(1,050,000)	(184,748,632)	(100,000)	(15,460,226)

Net increase	150,000	$25,173,933	300,000	$45,828,677

Morningstar Large-Cap Value
Shares sold	1,450,000	$142,795,970	300,000	$30,177,879
Shares redeemed	(600,000)	(60,240,730)	(600,000)	(59,668,172)

Net increase(decrease)	850,000	$82,555,240	(300,000)	$(29,490,293)

Morningstar Mid-Cap
Shares sold	800,000	$149,636,727	1,600,000	$284,851,591
Shares redeemed	(1,300,000)	(243,239,165)	(1,900,000)	(340,023,533)

Net decrease	(500,000)	$(93,602,438)	(300,000)	$(55,171,942)

Morningstar Mid-Cap Growth
Shares sold	950,000	$212,532,898	100,000	$19,775,703
Shares redeemed	(250,000)	(55,374,121)	(50,000)	(10,336,896)

Net increase	700,000	$157,158,777	50,000	$9,438,807

Morningstar Mid-Cap Value
Shares sold	650,000	$103,666,671	800,000	$122,777,182
Shares redeemed	(400,000)	(64,502,101)	(750,000)	(115,342,311)

Net increase	250,000	$39,164,570	50,000	$7,434,871

Morningstar Small-Cap
Shares sold	350,000	$63,896,504	500,000	$83,216,849
Shares redeemed	(450,000)	(79,773,516)	(550,000)	(91,504,802)

Net decrease	(100,000)	$(15,877,012)	(50,000)	$(8,287,953)

Morningstar Small-Cap Growth
Shares sold	400,000	$80,382,862	450,000	$76,726,833
Shares redeemed	(250,000)	(46,429,205)	(300,000)	(50,577,096)

Net increase	150,000	$33,953,657	150,000	$26,149,737

Morningstar Small-Cap Value
Shares sold	250,000	$33,197,576	1,400,000	$205,200,031
Shares redeemed	(350,000)	(52,443,406)	(1,650,000)	(237,239,412)

Net decrease	(100,000)	$(19,245,830)	(250,000)	$(32,039,381)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust,

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Morningstar Mid-Cap Value ETF received proceeds of $404,668 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

iShares ETF	Net Investment Income
Morningstar Large-Cap	$17,784,765
Morningstar Large-Cap Growth	7,986,129
Morningstar Large-Cap Value	9,667,473
Morningstar Mid-Cap	10,424,753
Morningstar Mid-Cap Growth	1,105,496
Morningstar Mid-Cap Value	8,237,672
Morningstar Small-Cap	3,185,010
Morningstar Small-Cap Growth	605,018
Morningstar Small-Cap Value	8,746,485

Undistributed net investment income as of April 30, 2018 are as follows:

iShares ETF	Undistributed net investment income
Morningstar Large-Cap	$834,231
Morningstar Large-Cap Growth	446,256
Morningstar Large-Cap Value	798,103
Morningstar Mid-Cap	427,176
Morningstar Mid-Cap Growth	—
Morningstar Mid-Cap Value	327,469
Morningstar Small-Cap	—
Morningstar Small-Cap Growth	—
Morningstar Small-Cap Value	112,834

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

86	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Morningstar Large-Cap ETF,

iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF,

iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF,

iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF,

iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 and each of the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	87

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Morningstar Large-Cap	100.00%
Morningstar Large-Cap Growth	100.00%
Morningstar Large-Cap Value	100.00%
Morningstar Mid-Cap	86.82%
Morningstar Mid-Cap Growth	100.00%
Morningstar Mid-Cap Value	86.35%
Morningstar Small-Cap	72.89%
Morningstar Small-Cap Growth	87.47%
Morningstar Small-Cap Value	66.95%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2019:

iShares ETF	Qualified Dividend Income
Morningstar Large-Cap	$23,374,638
Morningstar Large-Cap Growth	7,971,172
Morningstar Large-Cap Value	12,982,009
Morningstar Mid-Cap	10,859,258
Morningstar Mid-Cap Growth	1,387,099
Morningstar Mid-Cap Value	9,788,807
Morningstar Small-Cap	2,584,465
Morningstar Small-Cap Growth	539,498
Morningstar Small-Cap Value	6,837,262

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Morningstar Large-Cap(a)	$3.214395	$—	$0.016935	$3.231330	99%	—%	1%		100%
Morningstar Large-Cap Growth(a)	1.224450	—	0.024922	1.249372	98	—	2		100
Morningstar Large-Cap Value(a)	2.870393	—	0.004859	2.875252	100	—	0	(b)	100
Morningstar Mid-Cap(a)	2.889878	—	0.170721	3.060599	94	—	6		100
Morningstar Mid-Cap Growth(a)	0.610354	—	0.030626	0.640980	95	—	5		100
Morningstar Mid-Cap Value(a)	3.583885	—	0.104286	3.688171	97	—	3		100
Morningstar Small-Cap(a)	2.224337	—	0.170132	2.394469	93	—	7		100
Morningstar Small-Cap Growth(a)	0.540207	—	0.053727	0.593934	91	—	9		100
Morningstar Small-Cap Value(a)	3.018840	—	0.226808	3.245648	93	—	7		100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large-Cap ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	557	42.23%
At NAV	215	16.30
Less than 0.0% and Greater than –0.5%	547	41.47

	1,319	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	89

Supplemental Information  (unaudited) (continued)

iShares Morningstar Large-Cap Growth ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	524	39.73%
At NAV	199	15.09
Less than 0.0% and Greater than –0.5%	596	45.18

	1,319	100.00%

iShares Morningstar Large-Cap Value ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	507	38.44%
At NAV	190	14.40
Less than 0.0% and Greater than –0.5%	622	47.16

	1,319	100.00%

iShares Morningstar Mid-Cap ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	650	49.27
At NAV	151	11.45
Less than 0.0% and Greater than –0.5%	517	39.20

	1,319	100.00%

iShares Morningstar Mid-Cap Growth ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	457	34.65%
At NAV	166	12.59
Less than 0.0% and Greater than –0.5%	696	52.76

	1,319	100.00%

iShares Morningstar Mid-Cap Value ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	659	49.96%
At NAV	178	13.50
Less than 0.0% and Greater than –0.5%	482	36.54

	1,319	100.00%

90	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

iShares Morningstar Small-Cap ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	432	32.75
At NAV	141	10.69
Less than 0.0% and Greater than –0.5%	745	56.48

	1,319	100.00%

iShares Morningstar Small-Cap Growth ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	4	0.30%
Greater than 0.0% and Less than 0.5%	555	42.08
At NAV	111	8.42
Less than 0.0% and Greater than –0.5%	649	49.20

	1,319	100.00%

iShares Morningstar Small-Cap Value ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	438	33.21%
At NAV	142	10.77
Less than 0.0% and Greater than –0.5%	739	56.02

	1,319	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	91

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds, and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 356 funds as of April 30, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Kerrigan (63)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

94	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

96	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

APRIL 30, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Cohen & Steers REIT ETF | ICF | Cboe BZX

▶	iShares Core U.S. REIT ETF | USRT | NYSE Arca

▶	iShares Europe Developed Real Estate ETF | IFEU | NASDAQ

▶	iShares Global REIT ETF | REET | NYSE Arca

▶	iShares International Developed Real Estate ETF | IFGL | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a modest positive return during the 12 months ended April 30, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 5.06% in United States (“U.S.”) dollar terms for the reporting period.

The reporting period was characterized by significant volatility, reflecting concerns about economic growth, corporate profits, a potential trade war between the U.S. and China, political turmoil in the U.S. and Europe, and rising interest rates. The rate of growth for many leading economies decelerated over the course of the reporting period. In the U.S., the pace of growth slowed from a 4.2% to a 2.2% annualized rate from the second to fourth quarters of 2018, before accelerating again to a 3.2% rate in the first quarter of 2019. Eurozone economic growth declined from 2.2% to 1.2% from the second quarter of 2018 to the first quarter of 2019. Similarly, economic growth in China and Japan decreased during the reporting period. Growth in the United Kingdom (“U.K.”) was also slow and remained well below a 2% annual rate.

Related to economic growth deceleration was a steady downturn in corporate earnings. In the U.S., the December 2017 tax cut led to the second strongest corporate profit growth in the developed world in calendar year 2018. However, by the first quarter of 2019, corporate earnings growth had declined year over year. In Europe and Japan, earnings expectations were repeatedly revised downward. Emerging market stocks, which are often sensitive to changes in the global economy, posted positive earnings growth but trailed the U.S. and Europe. The downturn in global growth meant continued restrained inflation, as consumer prices across the world’s leading economies increased at only a 1.5% annual rate through March 2019.

Political developments also weighed on equities, as investors faced uncertainty about the outcome of the U.K.’s planned exit (“Brexit”) from the European Union (“E.U.”). As the U.K. is one of the largest economies in the world and a key trading partner with Europe and the U.S., the potential of the U.K. leaving the E.U. without a deal in place raised concerns. In the U.S., the longest government shutdown in U.S. history further weighed on expectations for economic growth. Another significant threat to the global economy was a potential trade war between the U.S. and China. These concerns eased late in the reporting period as the U.S. government shutdown ended in January 2019, and the U.S. reduced trade tensions with China.

Leading central banks reacted to these conditions by slowing their interest rate-raising campaigns or by decreasing interest rates. For example, in December 2018 the U.S. Federal Reserve Bank (“Fed”) increased rates for the third time but in early January 2019, announced that it would slow the pace of future rate increases. The European Central Bank (“ECB”) delayed the date of its proposed first rate increase since before the Financial Crisis of 2007 – 2008 and took additional steps to stimulate the economy. China also adopted a range of monetary and fiscal policy measures intended to increase growth.

In that environment, U.S. stocks significantly outperformed other developed markets, as both European and Asian equities declined in U.S. dollar terms. Concerns about growth and trade particularly weighed on emerging market equities, most of which posted negative returns for the reporting period. In particular, Chinese markets in 2018 declined the most in a decade.

M A R K E T O V E R V I E W	5

Fund Summary as of April 30, 2019	iShares® Cohen & Steers REIT ETF

Investment Objective

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	21.70%	9.00%	15.36%	21.70%	53.83%	317.32%
Fund Market	21.73	9.01	15.40	21.73	53.90	318.99
Index	22.12	9.38	15.75	22.12	56.54	331.91

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,141.10	$1.80		$1,000.00	$1,023.10	$1.71		0.34%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Cohen & Steers REIT ETF

Portfolio Management Commentary

REITs advanced strongly during the reporting period, as investors sought attractive dividend yields in a low interest rate environment. Specialized REITs were the leading contributors to the Index’s return. The industry’s primary sources of strength were wireless communication infrastructure companies. Cell tower operators benefited from ongoing growth in mobile data and expanded investment in 4G and 5G technologies, which increased demand for space on cell phone towers. Data center operators advanced, driven by the growth of cloud computing services. Self-storage facility operators also contributed to the Index’s return, as young adults rented more storage spaces.

Residential REITs, which are primarily composed of multiunit apartment complex operators, also contributed meaningfully to the Index’s performance. The industry advanced, as increasing real estate prices made home ownership less affordable for younger families, leading to lower rental vacancies. Increasing interest rates also discouraged home purchases as mortgages became more expensive, which led more consumers to remain in multifamily rental units. Recent tax code changes minimizing deductions of mortgage interest and property taxes also made rentals more affordable by comparison.

The retail REIT industry was another source of strength despite intense competition from online shopping. Popular locations and tenants with stable revenue helped some companies remain competitive. These included operators of convenience stores and gas stations, as well as “experiential” shopping centers that combine entertainment, dining, and retail. Healthcare REITs, which largely consist of entities that own hospitals, medical offices, senior living facilities, and other healthcare-related properties, advanced, as the aging population in the U.S. drove demand for healthcare facilities and services. Higher enrollment in healthcare coverage through the Affordable Care Act also drove utilization of healthcare services.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Specialized REITs	28.0%
Residential REITs	19.4
Retail REITs	16.3
Office REITs	13.4
Industrial REITs	10.3
Health Care REITs	8.9
Hotel & Resort REITs	3.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
American Tower Corp.	8.7%
Prologis Inc.	8.4
Simon Property Group Inc.	7.3
Equinix Inc.	6.7
Public Storage	5.9
Equity Residential	5.0
Welltower Inc.	5.0
AvalonBay Communities Inc.	4.8
Digital Realty Trust Inc.	4.3
Ventas Inc.	3.9

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2019	iShares® Core U.S. REIT ETF

Investment Objective

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE Nareit Equity REITs Index (the “Index”) (formerly the FTSE NAREIT Equity REITS Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	18.82%	8.27%	14.35%	18.82%	48.77%	282.31%
Fund Market	18.79	8.29	14.39	18.79	48.89	283.54
Index	18.88	8.49	14.76	18.88	50.29	296.21

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 2, 2016 reflects the performance of the FTSE Nareit Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE Nareit Equity REITs Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,115.30	$0.42		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Core U.S. REIT ETF

Portfolio Management Commentary

REITs advanced strongly during the reporting period, as investors sought attractive dividend yields in a low interest rate environment. Residential REITs, which are primarily composed of multiunit apartment complex operators, were the leading contributors to the Index’s return. The industry advanced, as rising real estate prices made homeownership less affordable for younger families, leading to lower rental vacancies. Increasing interest rates also discouraged home purchases as mortgages became more expensive, which led more consumers to remain in multifamily rental units. Recent tax code changes minimizing deductions of mortgage interest and property taxes also made rentals more affordable by comparison.

Healthcare REITs, which largely consist of companies that own hospitals, medical offices, senior living facilities, and other healthcare-related properties, contributed strongly to the Index’s return. The aging U.S. population drove demand for healthcare facilities and services. Nearly half of all healthcare REITs’ assets are devoted to senior housing, which benefited from an additional one million retirees in 2018.

Self-storage facilities and data center operators bolstered the specialized REITs industry, which also contributed meaningfully to the Index’s return. Storage facilities benefited from younger people renting more storage spaces, while data center REITs advanced due to the ongoing growth of cloud computing services.

The retail REIT industry was another source of strength. Popular locations and tenants with stable revenue helped some companies remain competitive despite intense competition from online shopping. These included operators of convenience stores and gas stations, as well as “experiential” shopping centers that combine entertainment, dining, and retail. Industrial REITs also contributed to the Index’s return amid increasing demand for distribution centers servicing e-commerce companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Specialized REITs	20.0%
Residential REITs	17.8
Retail REITs	17.3
Office REITs	12.3
Health Care REITs	11.6
Industrial REITs	9.3
Diversified REITs	5.9
Hotel & Resort REITs	5.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Simon Property Group Inc.	5.9%
Prologis Inc.	5.3
Equinix Inc.	4.2
Public Storage	3.6
Welltower Inc.	3.1
AvalonBay Communities Inc.	3.1
Equity Residential	3.0
Digital Realty Trust Inc.	2.7
Ventas Inc.	2.4
Boston Properties Inc.	2.3

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2019	iShares® Europe Developed Real Estate ETF

Investment Objective

The iShares Europe Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed European markets, as represented by the FTSE EPRA Nareit Developed Europe Index (the “Index”) (formerly the FTSE EPRA/NAREIT Developed Europe Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(5.55)%	3.57%	10.24%	(5.55)%	19.19%	165.14%
Fund Market	(5.33)	3.46	10.33	(5.33)	18.54	167.34
Index	(5.46)	3.67	10.35	(5.46)	19.73	167.74

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,045.80	$2.43		$1,000.00	$1,022.40	$2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Europe Developed Real Estate ETF

Portfolio Management Commentary

European real estate stocks posted a negative return during the reporting period amid slowing economic growth, mounting political uncertainty, and less-supportive monetary policy from the region’s central banks. Investment in European real estate declined overall, as the value of commercial real estate transactions declined to a six-year low in early 2019.

Stocks based in France were the largest detractors from the Index’s return, particularly retail REITs, which were a significant source of weakness, driven primarily by shopping center operators. The ongoing shift to online shopping pressured shopping mall operators, as retailers continued to reduce store space. Shopping centers were also constrained by France’s “yellow vest” protests against the government’s proposed fuel tax, which impeded new store openings. Industry consolidation also negatively affected retail REITs late in the reporting period. In addition, French diversified REITs detracted modestly due to lower rental revenue.

Real estate stocks in the U.K. were also key detractors from the Index’s return, as growing uncertainty surrounding the country’s planned exit from the E.U. led investors to withdraw funds from the U.K. property market. The retail REITs industry was also a leading detractor in the U.K., due in large part to the ongoing growth of e-commerce. Shopping mall operators detracted amid falling rental income due to lower occupancy rates. In addition to the generally difficult environment for U.K. brick-and-mortar retail, a failed merger between two of the industry’s largest operators further pressured the industry.

On the upside, real estate stocks in Sweden contributed meaningfully to the Index’s return. Swedish real estate operating companies benefited from increasing property management and rental income rates, particularly in the residential market. Residential property management companies advanced amid an overall shortage in the housing market. A government proposal to abolish rent control on newly developed properties also supported the industry. Office landlords contributed to the Index’s return, benefiting from a robust commercial property market with strong tenant demand, rising rental growth, and low vacancy rates.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	43.0%
Retail REITs	19.4
Diversified REITs	12.9
Office REITs	9.3
Industrial REITs	6.4
Residential REITs	2.7
Health Care REITs	2.3
Diversified Real Estate Activities	1.9
Specialized REITs	1.4
Other (each representing less than 1%)	0.7

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United Kingdom	27.6%
Germany	26.8
France	17.8
Sweden	9.4
Switzerland	5.4
Belgium	4.9
Spain	3.2
Netherlands	1.4
Ireland	1.2
Austria	0.9

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2019	iShares® Global REIT ETF

Investment Objective

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the “Index”) (formerly the FTSE EPRA/NAREIT Global REIT Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.77%	5.82%	12.77%	31.30%
Fund Market	12.76	5.80	12.76	31.18
Index	11.68	5.00	11.68	26.47

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,108.60	$0.73		$1,000.00	$1,024.10	$0.70		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® Global REIT ETF

Portfolio Management Commentary

Global REITs advanced strongly during the reporting period, as investors sought attractive dividend yields in a low interest rate environment. The gains were driven almost entirely by stocks based in the U.S., which represented nearly 65% of the Index on average for the reporting period.

Specifically, U.S. residential REITs, which are primarily composed of multiunit apartment complex operators, were leading contributors to the Index’s performance. The industry advanced, as rising real estate prices made homeownership less affordable for younger families, leading to lower rental vacancies. Increasing interest rates and changes in the tax code also discouraged home purchases as mortgages became more expensive, which led more consumers to remain in multifamily rental units.

The U.S. retail REIT industry was another source of strength for the Index’s performance, despite intense competition from online shopping. Popular locations and tenants with stable revenue helped some companies remain competitive. These included operators of convenience stores and gas stations, as well as “experiential” shopping centers that combine entertainment, dining, and retail. Additionally, healthcare REITs, which largely consist of entities that own hospitals, medical offices, senior living facilities, and other healthcare-related properties, advanced during the reporting period, as the aging population in the U.S. drove demand for healthcare facilities and services. Higher enrollment in healthcare coverage through the Affordable Care Act further drove utilization of healthcare services.

Self-storage facilities and data center operators bolstered the specialized REITs industry, which also contributed meaningfully to the Index’s return. Storage facilities benefited from younger people renting more storage spaces, while data center REITs advanced due to the ongoing growth of cloud computing services.

Outside of the U.S., real estate stocks in the Asia Pacific region, specifically in Japan, Australia, and Hong Kong, posted strong performance, benefiting from rising local investment volumes in the office and industrial markets. In contrast, French real estate stocks weighed on the Index’s return, as retail REITs declined amid industry consolidation and ongoing growth of online shopping.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Retail REITs	22.6%
Office REITs	15.3
Residential REITs	14.6
Diversified REITs	13.5
Industrial REITs	11.3
Specialized REITs	9.3
Health Care REITs	8.6
Hotel & Resort REITs	4.7
Other (each representing less than 1%)	0.1

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United States	65.1%
Japan	8.1
Australia	5.6
United Kingdom	5.2
France	3.7
Canada	3.0
Singapore	2.7
Hong Kong	2.1
South Africa	1.1
Belgium	1.0

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2019	iShares® International Developed Real Estate ETF

Investment Objective

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the “Index”) (formerly the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.39%	3.96%	9.80%	1.39%	21.43%	154.72%
Fund Market	1.99	3.91	9.85	1.99	21.12	155.90
Index	1.64	4.21	10.11	1.64	22.92	162.04

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,109.90	$2.51		$1,000.00	$1,022.40	$2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of April 30, 2019 (continued)	iShares® International Developed Real Estate ETF

Portfolio Management Commentary

International developed real estate stocks posted a modest return during the reporting period amid strong transaction volumes in global property despite mounting economic uncertainty. Asia-Pacific real estate stocks posted especially strong returns, particularly companies focused on development, office, and industrial areas, as local investment in the region’s properties reached a record high in 2018. Hong Kong real estate stocks were the primary contributors to the Index’s return. Despite slowing economic growth and weakness in Hong Kong’s residential market, total investment in real estate grew. Late in the reporting period, Hong Kong’s housing market showed signs of a rebound, further raising the country’s contribution to the Index’s performance. Hong Kong REITs were meaningful contributors to the Index’s performance, advancing amid rising rental rates. Real estate management and development companies also bolstered the Hong Kong real estate industry, supported by higher property sales and rental income.

Australian stocks were notable drivers of the Index’s return amid rising real estate investment volumes. Real estate stocks, which advanced to a three-year high by the end of the reporting period, despite slowing economic growth and a weak residential market, were supported by a strong office market and continuing low, fixed income yields. Industrial REITs advanced, as the expansion of e-commerce drove demand for warehouse space.

In contrast, stocks based in France detracted from the Index’s return. Retail REITs were particular sources of weakness, driven primarily by shopping center operators. The ongoing shift toward online shopping pressured mall operators. Industry consolidation also weighed on retail REITs. U.K. stocks also detracted from the Index’s return, as growing uncertainty surrounding the planned exit from the E.U. led investors to withdraw funds from the country’s property market. Similar to France, the expansion of e-commerce pressured retail REITs. Shopping mall operators performed poorly amid declining rental income and lower occupancy rates. A failed merger between two of its largest operators further pressured the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	20.6%
Diversified Real Estate Activities	17.9
Retail REITs	17.6
Diversified REITs	14.3
Office REITs	11.1
Industrial REITs	8.2
Real Estate Development	3.8
Residential REITs	3.7
Other (each representing less than 1%)	2.8

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	23.3%
Hong Kong	17.9
United Kingdom	10.1
Australia	9.9
Germany	9.8
France	6.5
Canada	6.0
Singapore	5.8
Sweden	3.4
Switzerland	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® Cohen & Steers REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 8.8%
Ventas Inc.	1,384,656	$84,616,328
Welltower Inc.	1,459,143	108,749,928

		193,366,256

Hotel & Resort REITs — 3.7%
Host Hotels & Resorts Inc.	2,882,451	55,458,357
Park Hotels & Resorts Inc.	781,588	25,073,343

		80,531,700

Industrial REITs — 10.3%
Duke Realty Corp.	1,391,848	43,314,310
Prologis Inc.	2,380,459	182,509,791

		225,824,101

Office REITs — 13.3%
Alexandria Real Estate Equities Inc.	417,675	59,472,743
Boston Properties Inc.	600,105	82,586,450
Douglas Emmett Inc.	627,103	25,830,373
Highwoods Properties Inc.	401,025	17,877,695
Kilroy Realty Corp.	391,339	30,097,882
SL Green Realty Corp.	331,226	29,260,505
Vornado Realty Trust	672,620	46,504,947

		291,630,595

Residential REITs — 19.4%
American Campus Communities Inc.	532,280	25,123,616
American Homes 4 Rent, Class A	999,954	23,978,897
AvalonBay Communities Inc.	517,278	103,936,669
Equity LifeStyle Properties Inc.	348,612	40,683,020
Equity Residential	1,431,163	109,369,476
Essex Property Trust Inc.	256,621	72,495,433
UDR Inc.	1,070,319	48,110,839

		423,697,950

Retail REITs — 16.3%
Federal Realty Investment Trust	286,911	38,403,037

Security	Shares	Value

Retail REITs (continued)
National Retail Properties Inc.	618,164	$32,527,790
Realty Income Corp.	1,146,341	80,255,333
Regency Centers Corp.	658,182	44,210,085
Simon Property Group Inc.	921,978	160,147,579

		355,543,824

Specialized REITs — 27.9%
American Tower Corp.	970,898	189,616,380
Digital Realty Trust Inc.	801,278	94,318,433
Equinix Inc.	321,739	146,294,723
Extra Space Storage Inc.	491,431	50,956,480
Public Storage	582,927	128,931,794

		610,117,810

Total Common Stocks — 99.7% (Cost: $1,902,472,732)		2,180,712,236

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(a)(b)	2,402,508	2,402,508

Total Short-Term Investments — 0.1% (Cost: $2,402,508)		2,402,508

Total Investments in Securities — 99.8% (Cost: $1,904,875,240)		2,183,114,744

Other Assets, Less Liabilities — 0.2%		4,011,157

Net Assets — 100.0%		$2,187,125,901

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	69,336,192	(69,336,192)	—	$—	$197,736	(b)	$(213)	$(4,460)
BlackRock Cash Funds: Treasury, SL Agency Shares	5,157,999	(2,755,491)	2,402,508	2,402,508	95,510		—	—

				$2,402,508	$293,246		$(213)	$(4,460)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	181	06/21/19	$6,201	$14,677

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2019	iShares® Cohen & Steers REIT ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$14,677

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$728,024

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$9,377

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,543,592

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,180,712,236	$—	$—	$2,180,712,236
Money Market Funds	2,402,508	—	—	2,402,508

	$2,183,114,744	$—	$—	$2,183,114,744

Derivative financial instruments(a)
Assets
Futures Contracts	$14,677	$—	$—	$14,677

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 5.9%
Alexander & Baldwin Inc.	96,597	$2,281,621
American Assets Trust Inc.	54,446	2,514,861
Armada Hoffler Properties Inc.	69,824	1,127,658
Colony Capital Inc.	684,015	3,515,837
Empire State Realty Trust Inc., Class A	201,703	3,118,328
Essential Properties Realty Trust Inc.	50,408	1,042,437
Gladstone Commercial Corp.	40,555	882,071
Global Net Lease Inc.	108,335	2,065,948
Lexington Realty Trust	302,024	2,739,358
Liberty Property Trust	209,822	10,415,564
One Liberty Properties Inc.	21,454	607,148
PS Business Parks Inc.	28,164	4,326,554
STORE Capital Corp.	272,638	9,084,298
VEREIT Inc.	1,380,003	11,398,825
Washington REIT	113,187	3,196,401
WP Carey Inc.	226,287	17,949,085

		76,265,994

Health Care REITs — 11.6%
CareTrust REIT Inc.	117,545	2,850,466
Community Healthcare Trust Inc.	25,123	916,487
Global Medical REIT Inc.	33,870	345,474
HCP Inc.	680,542	20,266,541
Healthcare Realty Trust Inc.	175,398	5,416,290
Healthcare Trust of America Inc., Class A	293,452	8,093,406
LTC Properties Inc.	56,076	2,526,784
MedEquities Realty Trust Inc.	42,180	451,748
Medical Properties Trust Inc.	524,644	9,160,284
National Health Investors Inc.	57,841	4,362,947
New Senior Investment Group Inc.	109,029	609,472
Omega Healthcare Investors Inc.	281,719	9,970,035
Physicians Realty Trust	258,397	4,666,650
Sabra Health Care REIT Inc.	251,662	4,922,509
Senior Housing Properties Trust	334,603	2,686,862
Universal Health Realty Income Trust	18,129	1,468,812
Ventas Inc.	506,873	30,975,009
Welltower Inc.	530,049	39,504,552

		149,194,328

Hotel & Resort REITs — 5.8%
Apple Hospitality REIT Inc.	308,196	5,069,824
Ashford Hospitality Trust Inc.	123,108	678,325
Braemar Hotels & Resorts Inc.	41,375	575,113
Chatham Lodging Trust	64,890	1,277,684
Chesapeake Lodging Trust	83,909	2,391,407
CorePoint Lodging Inc.	58,519	731,488
DiamondRock Hospitality Co.	293,255	3,184,749
Hersha Hospitality Trust	50,364	935,259
Hospitality Properties Trust	231,545	6,020,170
Host Hotels & Resorts Inc.	1,042,521	20,058,104
Park Hotels & Resorts Inc.	285,975	9,174,078
Pebblebrook Hotel Trust	183,668	5,980,230
RLJ Lodging Trust	246,592	4,539,759
Ryman Hospitality Properties Inc.	63,272	5,036,451
Summit Hotel Properties Inc.	146,275	1,698,253
Sunstone Hotel Investors Inc.	322,819	4,648,594
Xenia Hotels & Resorts Inc.	159,390	3,450,793

		75,450,281

Industrial REITs — 9.3%
Americold Realty Trust	223,215	7,145,112

Security	Shares	Value

Industrial REITs (continued)
Duke Realty Corp.	507,722	$15,800,309
EastGroup Properties Inc.	49,786	5,692,033
First Industrial Realty Trust Inc.	176,198	6,214,503
Industrial Logistics Properties Trust	91,410	1,814,489
Monmouth Real Estate Investment Corp.	126,134	1,733,081
Prologis Inc.	892,055	68,393,857
Rexford Industrial Realty Inc.	130,528	4,945,706
STAG Industrial Inc.	138,425	3,983,872
Terreno Realty Corp.	84,968	3,793,821

		119,516,783

Office REITs — 12.3%
Alexandria Real Estate Equities Inc.	158,638	22,588,465
Boston Properties Inc.	219,925	30,266,078
Brandywine Realty Trust	249,850	3,845,192
City Office REIT Inc.	54,924	637,118
Columbia Property Trust Inc.	168,313	3,822,388
Corporate Office Properties Trust	146,906	4,095,739
Cousins Properties Inc.	593,735	5,682,044
Douglas Emmett Inc.	228,498	9,411,833
Easterly Government Properties Inc.	85,626	1,541,268
Franklin Street Properties Corp.	149,899	1,178,206
Highwoods Properties Inc.	145,041	6,465,928
Hudson Pacific Properties Inc.	219,302	7,644,868
JBG SMITH Properties	161,178	6,858,124
Kilroy Realty Corp.	140,552	10,809,854
Mack-Cali Realty Corp.	128,800	2,998,464
NorthStar Realty Europe Corp.	63,191	1,126,696
Office Properties Income Trust	67,430	1,830,050
Paramount Group Inc.	290,966	4,216,097
Piedmont Office Realty Trust Inc., Class A	178,516	3,716,703
SL Green Realty Corp.	115,081	10,166,256
Tier REIT Inc.	75,867	2,150,071
Vornado Realty Trust	245,386	16,965,988

		158,017,430

Residential REITs — 17.7%
American Campus Communities Inc.	193,811	9,147,879
American Homes 4 Rent, Class A	367,879	8,821,738
Apartment Investment & Management Co., Class A	213,812	10,553,760
AvalonBay Communities Inc.	196,579	39,498,619
Bluerock Residential Growth REIT Inc.	33,798	378,876
BRT Apartments Corp.	15,112	212,021
Camden Property Trust	126,339	12,716,020
Clipper Realty Inc.	22,432	292,738
Equity LifeStyle Properties Inc.	121,816	14,215,927
Equity Residential	511,223	39,067,662
Essex Property Trust Inc.	93,590	26,439,175
Front Yard Residential Corp.	69,757	691,292
Independence Realty Trust Inc.	126,145	1,335,876
Investors Real Estate Trust	16,963	1,022,530
Invitation Homes Inc.	486,433	12,092,724
Mid-America Apartment Communities Inc.	161,410	17,659,868
NexPoint Residential Trust Inc.	26,433	990,973
Preferred Apartment Communities Inc., Class A	57,927	905,978
Sun Communities Inc.	119,651	14,726,645
UDR Inc.	388,906	17,481,325
UMH Properties Inc.	47,747	670,845

		228,922,471

Retail REITs — 17.3%
Acadia Realty Trust	113,951	3,217,976

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2019	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Agree Realty Corp.	47,405	$3,103,605
Alexander’s Inc.	3,011	1,143,066
American Finance Trust Inc.	76,466	750,132
Brixmor Property Group Inc.	429,189	7,673,899
Brookfield Property REIT Inc., Class A	178,543	3,719,051
CBL & Associates Properties Inc.	239,524	241,919
Cedar Realty Trust Inc.	130,444	400,463
Federal Realty Investment Trust	103,671	13,876,363
Getty Realty Corp.	46,327	1,502,385
Kimco Realty Corp.	578,584	10,061,576
Kite Realty Group Trust	117,041	1,848,077
Macerich Co. (The)	193,989	7,786,719
National Retail Properties Inc.	225,371	11,859,022
Pennsylvania REIT	97,313	585,824
Realty Income Corp.	420,208	29,418,762
Regency Centers Corp.	216,196	14,521,885
Retail Opportunity Investments Corp.	159,980	2,807,649
Retail Properties of America Inc., Class A	306,024	3,761,035
Retail Value Inc.	21,712	727,352
RPT Realty	112,215	1,361,168
Saul Centers Inc.	16,687	890,252
Simon Property Group Inc.	439,093	76,270,454
SITE Centers Corp.	218,431	2,892,026
Spirit MTA REIT	60,875	410,298
Spirit Realty Capital Inc.	121,748	4,925,924
Tanger Factory Outlet Centers Inc.	129,439	2,337,668
Taubman Centers Inc.	84,295	4,155,744
Urban Edge Properties	155,681	2,890,996
Urstadt Biddle Properties Inc., Class A	41,818	917,069
Washington Prime Group Inc.	264,392	1,176,544
Weingarten Realty Investors	169,917	4,917,398
Whitestone REIT	53,986	692,640

		222,844,941

Specialized REITs — 20.0%
CoreCivic Inc.	168,012	3,496,330
CoreSite Realty Corp.	51,943	5,683,084
CubeSmart	263,778	8,417,156
CyrusOne Inc.	148,919	8,293,299

Security	Shares	Value

Specialized REITs (continued)
Digital Realty Trust Inc.	292,696	$34,453,246
EPR Properties	104,907	8,272,966
Equinix Inc.	117,867	53,594,125
Extra Space Storage Inc.	173,647	18,005,457
Farmland Partners Inc.	45,628	299,320
Four Corners Property Trust Inc.	95,822	2,725,178
Gaming and Leisure Properties Inc.	286,841	11,582,639
GEO Group Inc. (The)	169,999	3,403,380
Gladstone Land Corp.	21,815	276,396
Iron Mountain Inc.	404,195	13,128,254
Lamar Advertising Co., Class A	120,044	9,924,037
Life Storage Inc.	65,203	6,213,194
National Storage Affiliates Trust	80,078	2,343,082
Outfront Media Inc.	197,167	4,698,490
Public Storage	211,367	46,750,153
QTS Realty Trust Inc., Class A	72,067	3,268,238
Safehold Inc.	11,186	282,223
VICI Properties Inc.	576,947	13,154,392

		258,264,639

Total Common Stocks — 99.9% (Cost: $1,216,149,699)		1,288,476,867

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(a)(b)	920,570	920,570

Total Short-Term Investments — 0.0% (Cost: $920,570)		920,570

Total Investments in Securities — 99.9% (Cost: $1,217,070,269)		1,289,397,437

Other Assets, Less Liabilities — 0.1%		653,838

Net Assets — 100.0%		$1,290,051,275

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	23,274,027	(23,274,027)	—	$—	$85,836	(b)	$(1,793)	$(1,211)
BlackRock Cash Funds: Treasury, SL Agency Shares	968,319	(47,749)	920,570	920,570	36,919		—	—

				$920,570	$122,755		$(1,793)	$(1,211)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Core U.S. REIT ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	42	06/21/19	$1,439	$(3,142)

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,142

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$323,819

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(6,110)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,445,742

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,288,476,867	$—	$—	$1,288,476,867
Money Market Funds	920,570	—	—	920,570

	$1,289,397,437	$—	$—	$1,289,397,437

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(3,142)	$—	$—	$(3,142)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments April 30, 2019	iShares® Europe Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.9%
CA Immobilien Anlagen AG	7,852	$274,992

Belgium — 4.8%
Aedifica SA	2,095	187,829
Ascencio	587	35,392
Befimmo SA	2,188	125,302
Cofinimmo SA	2,507	320,294
Intervest Offices & Warehouses NV	2,473	69,980
Leasinvest Real Estate SCA(a)	281	31,366
Montea CVA	1,355	113,891
Retail Estates NV	980	91,378
Shurgard Self Storage SA(b)	2,488	82,255
Warehouses De Pauw CVA	2,005	300,649
Wereldhave Belgium Comm VA(a)	248	23,791
Xior Student Housing NV	1,240	59,756

		1,441,883

Finland — 0.7%
Citycon OYJ	8,684	88,660
Kojamo OYJ	9,844	116,720

		205,380

France — 17.7%
Carmila SA	3,474	73,194
Covivio	5,023	543,226
Gecina SA	5,927	884,102
ICADE	3,647	311,444
Klepierre SA	22,134	785,593
Mercialys SA	6,956	91,364
Unibail-Rodamco-Westfield	15,284	2,624,987

		5,313,910

Germany — 26.6%
ADLER Real Estate AG	3,268	46,879
ADO Properties SA(c)	3,308	173,500
alstria office REIT AG	17,845	279,585
Aroundtown SA	76,580	620,159
Deutsche EuroShop AG	5,801	173,842
Deutsche Wohnen SE	40,273	1,808,518
DIC Asset AG	5,031	55,086
Grand City Properties SA	12,515	293,976
Hamborner REIT AG	7,997	83,851
LEG Immobilien AG	7,171	833,791
Sirius Real Estate Ltd.	105,512	87,345
TAG Immobilien AG	14,342	322,105
TLG Immobilien AG	9,649	283,858
Vonovia SE	58,828	2,931,843

		7,994,338

Ireland — 1.2%
Green REIT PLC	77,957	147,999
Hibernia REIT PLC	79,048	126,682
Irish Residential Properties REIT PLC	41,486	73,460

		348,141

Italy — 0.1%
Immobiliare Grande Distribuzione SIIQ SpA	5,508	41,667

Netherlands — 1.4%
Eurocommercial Properties NV	5,423	157,044
NSI NV	2,010	79,517
Vastned Retail NV	2,078	72,892

Security	Shares	Value

Netherlands (continued)
Wereldhave NV	4,576	$117,028

		426,481
Norway — 0.6%
Entra ASA(c)	12,418	179,503

Spain — 3.2%
Inmobiliaria Colonial Socimi SA	35,819	385,166
Lar Espana Real Estate Socimi SA	7,599	59,529
Merlin Properties Socimi SA	37,792	514,595

		959,290
Sweden — 9.3%
Castellum AB	30,479	547,428
Catena AB	2,326	59,699
Dios Fastigheter AB	9,578	68,106
Fabege AB	29,988	415,904
Fastighets AB Balder, Class B(b)	11,012	347,730
Hembla AB(b)	4,064	76,691
Hemfosa Fastigheter AB	18,098	149,440
Hufvudstaden AB, Class A	12,329	205,164
Klovern AB, Class B	57,972	78,359
Kungsleden AB	21,427	162,503
Nyfosa AB(b)	18,208	108,212
Pandox AB	8,522	145,936
Sagax AB, Class D	10,611	39,288
Victoria Park AB, Class B(b)	4,042	15,816
Wallenstam AB, Class B	18,552	178,265
Wihlborgs Fastigheter AB	15,045	199,876

		2,798,417
Switzerland — 5.3%
Allreal Holding AG, Registered	1,585	252,916
Hiag Immobilien Holding AG	316	40,469
Mobimo Holding AG, Registered	735	169,504
PSP Swiss Property AG, Registered	4,442	453,354
Swiss Prime Site AG, Registered	8,500	682,336

		1,598,579
United Kingdom — 27.3%
Assura PLC	266,012	206,685
Big Yellow Group PLC	17,433	236,583
BMO Real Estate Investments Ltd.	27,113	33,579
British Land Co. PLC (The)	108,233	838,122
Capital & Counties Properties PLC	83,426	263,304
Capital & Regional PLC	60,652	18,977
Civitas Social Housing PLC	70,598	80,531
Custodian Reit PLC	41,465	61,948
Daejan Holdings PLC	574	43,401
Derwent London PLC	11,355	469,253
Empiric Student Property PLC	66,788	81,496
F&C Commercial Property Trust Ltd.	59,988	96,190
GCP Student Living PLC	46,810	98,126
Grainger PLC	68,480	224,970
Great Portland Estates PLC	31,240	307,319
Hammerson PLC	87,836	368,599
Hansteen Holdings PLC	45,467	55,717
Helical PLC	11,311	50,725
Intu Properties PLC(a)	100,758	123,840
Land Securities Group PLC	80,790	972,121
LondonMetric Property PLC	72,958	192,316
LXI REIT PLC	39,776	65,336
NewRiver REIT PLC(a)	34,028	101,808

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Europe Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Phoenix Spree Deutschland Ltd.	9,818	$45,885
Picton Property Income Ltd. (The)	61,576	75,457
Primary Health Properties PLC	125,397	214,805
RDI REIT PLC	28,989	47,693
Regional REIT Ltd.(c)	36,273	49,935
Safestore Holdings PLC	23,183	194,633
Schroder REIT Ltd.	59,046	43,876
Segro PLC	122,304	1,081,652
Shaftesbury PLC	26,085	292,279
Standard Life Investment Property Income Trust Ltd.	45,998	54,868
Target Healthcare REIT Ltd.	43,976	66,961
Triple Point Social Housing Reit PLC(c)	35,947	44,425
Tritax Big Box REIT PLC	189,188	366,499
UK Commercial Property REIT Ltd.	73,995	85,370
UNITE Group PLC (The)	29,513	362,431
Workspace Group PLC	15,085	194,001

		8,211,716

Total Common Stocks — 99.1% (Cost: $31,453,888)		29,794,297

Rights

Belgium — 0.0%
Aedifica SA (Expires 05/02/19)(b)	2,095	9,157

Total Rights — 0.0% (Cost: $0)		9,157

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(d)(e)(f)	151,626	$151,686
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(d)(e)	10,859	10,859

		162,545

Total Short-Term Investments — 0.5% (Cost: $162,499)		162,545

Total Investments in Securities — 99.6% (Cost: $31,616,387)		29,965,999

Other Assets, Less Liabilities — 0.4%		106,433

Net Assets — 100.0%		$30,072,432

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	320,398	(168,772)	151,626	$151,686	$5,150	(b)	$231		$15
BlackRock Cash Funds: Treasury, SL Agency Shares	11,698	(839)	10,859	10,859	542		—		—

				$162,545	$5,692		$231		$15

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2019	iShares® Europe Developed Real Estate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$29,794,297	$—	$—	$29,794,297
Rights	9,157	—	—	9,157
Money Market Funds	162,545	—	—	162,545

	$29,965,999	$—	$—	$29,965,999

See notes to financial statements.

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.6%
BWP Trust	651,635	$1,697,017
Charter Hall Retail REIT	460,555	1,507,352
Cromwell Property Group	2,160,032	1,710,381
Dexus	1,315,744	11,576,082
Goodman Group	2,262,131	20,953,368
GPT Group (The)	2,301,932	9,283,833
Mirvac Group	4,737,111	9,435,832
Scentre Group	6,564,355	17,649,630
Shopping Centres Australasia Property Group	1,260,335	2,270,943
Stockland	3,238,966	8,594,645
Vicinity Centres	4,107,810	7,343,858

		92,022,941

Belgium — 1.0%
Aedifica SA	24,021	2,153,628
Ascencio	8,353	503,633
Befimmo SA	27,631	1,582,367
Cofinimmo SA	29,679	3,791,785
Intervest Offices & Warehouses NV	32,807	928,362
Leasinvest Real Estate SCA(a)	3,670	409,652
Montea CVA	15,334	1,288,862
Retail Estates NV	11,259	1,049,815
Warehouses De Pauw CVA	22,619	3,391,713
Wereldhave Belgium Comm VA	3,757	360,416
Xior Student Housing NV	14,962	721,021

		16,181,254

Canada — 3.0%
Allied Properties REIT	133,074	4,692,016
Artis REIT	176,470	1,368,259
Boardwalk REIT	48,954	1,415,270
Canadian Apartment Properties REIT	186,356	6,639,937
Choice Properties REIT	288,559	2,925,918
Cominar REIT	232,435	1,942,142
Crombie REIT	126,464	1,344,362
Dream Global REIT	227,964	2,336,919
Dream Office REIT	66,429	1,150,606
Granite REIT	62,409	2,829,561
H&R Real Estate Investment Trust	374,665	6,375,321
InterRent REIT	118,572	1,197,884
Killam Apartment REIT	106,418	1,497,541
Northview Apartment Real Estate Investment Trust	57,835	1,211,560
NorthWest Healthcare Properties REIT	108,837	927,202
RioCan REIT	398,652	7,634,014
SmartCentres Real Estate Investment Trust	160,882	4,051,949

		49,540,461

China — 0.1%
Yuexiu REIT	1,984,000	1,340,301

France — 3.7%
Carmila SA	41,737	879,364
Covivio	57,240	6,190,369
Gecina SA	67,164	10,018,535
ICADE	41,691	3,560,302
Klepierre SA	253,930	9,012,633
Mercialys SA	78,662	1,033,195
Unibail-Rodamco-Westfield	139,780	24,006,846
Unibail-Rodamco-Westfield, New	32,560	5,592,094

		60,293,338

Security	Shares	Value

Germany — 0.3%
alstria office REIT AG	207,437	$3,249,997
Hamborner REIT AG	106,604	1,117,772

		4,367,769

Greece — 0.0%
Grivalia Properties REIC AE	1,008	12,810

Hong Kong — 2.1%
Champion REIT	2,726,000	2,307,166
Link REIT	2,758,000	32,166,238

		34,473,404

Ireland — 0.2%
Green REIT PLC	919,608	1,745,845
Hibernia REIT PLC	909,133	1,456,978
Irish Residential Properties REIT PLC	506,403	896,692

		4,099,515

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	64,474	487,728

Japan — 8.0%
Activia Properties Inc.	915	3,820,202
Advance Residence Investment Corp.	1,615	4,502,424
AEON REIT Investment Corp.	1,924	2,325,211
Comforia Residential REIT Inc.	780	2,061,091
Daiwa House REIT Investment Corp.	2,408	5,524,076
Daiwa Office Investment Corp.	370	2,494,905
Frontier Real Estate Investment Corp.	587	2,440,234
Fukuoka REIT Corp.	1,011	1,572,213
GLP J-REIT	4,421	4,755,428
Hulic Reit Inc.	1,394	2,284,220
Industrial & Infrastructure Fund Investment Corp.	2,043	2,322,279
Invesco Office J-Reit Inc.	13,728	2,090,477
Invincible Investment Corp.	5,985	3,025,414
Japan Excellent Inc.	1,534	2,195,462
Japan Hotel REIT Investment Corp.	5,830	4,747,753
Japan Logistics Fund Inc.	1,144	2,445,669
Japan Prime Realty Investment Corp.	1,125	4,494,950
Japan Real Estate Investment Corp.	1,686	9,340,175
Japan Rental Housing Investments Inc.	2,091	1,612,722
Japan Retail Fund Investment Corp.	3,372	6,448,808
Kenedix Office Investment Corp.	510	3,411,448
Kenedix Residential Next Investment Corp.	1,234	1,993,236
Kenedix Retail REIT Corp.	685	1,658,146
MCUBS MidCity Investment Corp.	1,999	1,830,734
Mori Hills REIT Investment Corp.	1,952	2,599,161
Mori Trust Sogo REIT Inc.	1,288	1,941,685
Nippon Accommodations Fund Inc.	585	2,988,687
Nippon Building Fund Inc.	1,636	10,532,094
Nippon Prologis REIT Inc.	2,468	5,296,090
NIPPON REIT Investment Corp.	567	2,115,273
Nomura Real Estate Master Fund Inc.	5,263	7,707,253
Orix JREIT Inc.	3,417	5,997,966
Premier Investment Corp.	1,641	2,031,820
Sekisui House Reit Inc.	4,594	3,312,217
Tokyu REIT Inc.	1,234	1,938,945
United Urban Investment Corp.	3,702	5,909,904

		131,768,372

Mexico — 0.6%
Concentradora Fibra Danhos SA de CV	315,815	460,369
Concentradora Fibra Hotelera Mexicana SA de CV(b)	903,089	460,496
Fibra Uno Administracion SA de CV	3,916,713	5,818,582

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2019	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Macquarie Mexico Real Estate Management SA de CV(b)	1,051,650	$1,246,087
PLA Administradora Industrial S. de RL de CV	1,029,909	1,707,049
Prologis Property Mexico SA de CV	452,629	964,605

		10,657,188

Netherlands — 0.3%
Eurocommercial Properties NV	60,793	1,760,498
NSI NV	22,417	886,833
Vastned Retail NV	22,427	786,693
Wereldhave NV	51,312	1,312,273

		4,746,297

New Zealand — 0.1%
Kiwi Property Group Ltd.	2,021,786	2,076,427

Singapore — 2.7%
Ascendas REIT	3,230,650	7,120,151
Ascott Residence Trust	1,654,432	1,458,506
CapitaLand Commercial Trust	3,225,364	4,596,831
CapitaLand Mall Trust	3,037,700	5,400,554
CapitaLand Retail China Trust	813,600	902,539
CDL Hospitality Trusts	1,110,600	1,305,436
First REIT	818,200	583,055
Fortune REIT	1,632,000	2,113,483
Frasers Logistics & Industrial Trust	1,791,600	1,553,106
Keppel REIT	2,643,900	2,369,643
Lippo Malls Indonesia Retail Trust	2,728,200	430,916
Mapletree Commercial Trust	2,519,192	3,571,878
Mapletree Industrial Trust	1,679,800	2,542,160
Mapletree Logistics Trust	3,074,140	3,342,438
Mapletree North Asia Commercial Trust	2,916,700	2,914,129
Suntec REIT	2,526,200	3,433,346

		43,638,171

South Africa — 1.1%
Attacq Ltd.	757,049	739,293
Delta Property Fund Ltd.	772,260	117,431
Emira Property Fund Ltd.	638,876	634,141
Equites Property Fund Ltd.	437,848	623,043
Growthpoint Properties Ltd.	3,771,287	6,544,921
Hyprop Investments Ltd.	341,888	1,669,346
Investec Property Fund Ltd.	545,865	605,406
Octodec Investments Ltd.	189,294	265,398
Rebosis Property Fund Ltd.	585,022	53,049
Redefine Properties Ltd.	7,236,508	4,971,984
SA Corporate Real Estate Ltd.	3,439,755	851,766
Vukile Property Fund Ltd.	1,034,777	1,483,280

		18,559,058

Spain — 0.7%
Inmobiliaria Colonial Socimi SA	413,686	4,448,416
Lar Espana Real Estate Socimi SA	88,321	691,880
Merlin Properties Socimi SA	435,368	5,928,194

		11,068,490

Turkey — 0.1%
AKIS Gayrimenkul Yatirimi AS	96,252	39,826
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,599,693	657,599
Is Gayrimenkul Yatirim Ortakligi AS(a)(c)	1,328,338	218,070

		915,495

United Kingdom — 5.2%
Assura PLC	2,994,005	2,326,268
Big Yellow Group PLC	191,289	2,595,983
BMO Real Estate Investments Ltd.	361,306	447,466

Security	Shares	Value

United Kingdom (continued)
British Land Co. PLC (The)	1,228,634	$9,514,150
Capital & Regional PLC	873,713	273,364
Civitas Social Housing PLC	844,002	962,748
Custodian Reit PLC	465,093	694,841
Derwent London PLC	128,786	5,322,173
Empiric Student Property PLC	768,419	937,638
GCP Student Living PLC	547,584	1,147,884
Great Portland Estates PLC	357,073	3,512,650
Hammerson PLC	978,341	4,105,559
Hansteen Holdings PLC	547,242	670,607
Intu Properties PLC	1,123,542	1,380,924
Land Securities Group PLC	914,894	11,008,636
LondonMetric Property PLC	813,462	2,144,270
LXI REIT PLC	458,154	752,563
NewRiver REIT PLC	377,761	1,130,214
Picton Property Income Ltd. (The)	674,940	827,092
Primary Health Properties PLC	1,414,240	2,422,588
RDI REIT PLC	326,304	536,837
Regional REIT Ltd.(b)	463,714	638,374
Safestore Holdings PLC	261,855	2,198,405
Schroder REIT Ltd.	685,251	509,197
Segro PLC	1,382,651	12,228,113
Shaftesbury PLC	290,059	3,250,074
Standard Life Investment Property Income Trust Ltd.	515,795	615,261
Target Healthcare REIT Ltd.	545,061	829,944
Triple Point Social Housing Reit PLC(b)	438,143	541,484
Tritax Big Box REIT PLC	2,090,181	4,049,149
UK Commercial Property REIT Ltd.	902,910	1,041,715
UNITE Group PLC (The)	331,076	4,065,740
Workspace Group PLC	167,115	2,149,184

		84,831,095

United States — 65.1%
Acadia Realty Trust	101,811	2,875,143
Agree Realty Corp.	44,155	2,890,828
Alexander’s Inc.	2,714	1,030,316
Alexandria Real Estate Equities Inc.	143,564	20,442,078
American Assets Trust Inc.	50,076	2,313,010
American Campus Communities Inc.	175,117	8,265,522
American Homes 4 Rent, Class A	330,074	7,915,175
Americold Realty Trust	201,002	6,434,074
Apartment Investment & Management Co., Class A	197,406	9,743,960
Apple Hospitality REIT Inc.	275,418	4,530,626
Ashford Hospitality Trust Inc.	105,680	582,297
AvalonBay Communities Inc.	177,602	35,685,570
Boston Properties Inc.	198,547	27,324,038
Brandywine Realty Trust	223,869	3,445,344
Brixmor Property Group Inc.	383,188	6,851,401
Brookfield Property REIT Inc., Class A	162,595	3,386,854
Camden Property Trust	114,582	11,532,678
CareTrust REIT Inc.	111,708	2,708,919
Chatham Lodging Trust	58,048	1,142,965
Chesapeake Lodging Trust	75,287	2,145,680
Colony Capital Inc.	612,257	3,147,001
Columbia Property Trust Inc.	151,137	3,432,321
Corporate Office Properties Trust	131,517	3,666,694
Cousins Properties Inc.	549,840	5,261,969
CubeSmart	239,133	7,630,734
CyrusOne Inc.	134,848	7,509,685
DiamondRock Hospitality Co.	264,857	2,876,347
Digital Realty Trust Inc.	264,249	31,104,750

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Douglas Emmett Inc.	207,487	$8,546,390
Duke Realty Corp.	458,013	14,253,365
Easterly Government Properties Inc.	73,741	1,327,338
EastGroup Properties Inc.	44,651	5,104,949
Empire State Realty Trust Inc., Class A	179,306	2,772,071
EPR Properties	94,125	7,422,698
Equity Commonwealth	149,883	4,766,279
Equity LifeStyle Properties Inc.	110,527	12,898,501
Equity Residential	459,744	35,133,636
Essex Property Trust Inc.	83,973	23,722,372
Extra Space Storage Inc.	157,033	16,282,752
Federal Realty Investment Trust	94,245	12,614,693
First Industrial Realty Trust Inc.	159,730	5,633,677
Four Corners Property Trust Inc.	89,039	2,532,269
Franklin Street Properties Corp.	134,788	1,059,434
Gaming and Leisure Properties Inc.	261,405	10,555,534
Getty Realty Corp.	41,737	1,353,531
Global Net Lease Inc.	96,392	1,838,195
HCP Inc.	613,067	18,257,135
Healthcare Realty Trust Inc.	157,370	4,859,586
Healthcare Trust of America Inc., Class A	263,296	7,261,704
Hersha Hospitality Trust	45,225	839,828
Highwoods Properties Inc.	129,761	5,784,745
Hospitality Properties Trust	209,076	5,435,976
Host Hotels & Resorts Inc.	935,402	17,997,134
Hudson Pacific Properties Inc.	196,763	6,859,158
Independence Realty Trust Inc.	111,275	1,178,402
Investors Real Estate Trust	15,723	947,782
Invitation Homes Inc.	438,487	10,900,787
JBG SMITH Properties	133,539	5,682,084
Kilroy Realty Corp.	126,108	9,698,966
Kimco Realty Corp.	519,127	9,027,619
Kite Realty Group Trust	105,194	1,661,013
Lexington Realty Trust	269,219	2,441,816
Liberty Property Trust	189,486	9,406,085
Life Storage Inc.	59,059	5,627,732
LTC Properties Inc.	50,788	2,288,507
Macerich Co. (The)	172,400	6,920,136
Mack-Cali Realty Corp.	116,589	2,714,192
Medical Properties Trust Inc.	472,400	8,248,104
Mid-America Apartment Communities Inc.	144,821	15,844,866
Monmouth Real Estate Investment Corp.	109,538	1,505,052
National Health Investors Inc.	52,549	3,963,771
National Retail Properties Inc.	204,669	10,769,683
National Storage Affiliates Trust	71,098	2,080,327
Office Properties Income Trust	61,391	1,666,152
Omega Healthcare Investors Inc.	252,763	8,945,283
Paramount Group Inc.	261,063	3,782,803
Park Hotels & Resorts Inc.	258,221	8,283,730
Pebblebrook Hotel Trust	163,805	5,333,491
Pennsylvania REIT	76,787	462,258
Physicians Realty Trust	234,186	4,229,399
Piedmont Office Realty Trust Inc., Class A	160,164	3,334,614
Prologis Inc.	803,329	61,591,234
PS Business Parks Inc.	26,779	4,113,790
Public Storage	190,871	42,216,848
QTS Realty Trust Inc., Class A	64,511	2,925,574
Realty Income Corp.	378,260	26,481,983
Regency Centers Corp.	195,210	13,112,256
Retail Opportunity Investments Corp.	139,578	2,449,594

Security	Shares	Value

United States (continued)
Retail Properties of America Inc., Class A	278,614	$3,424,166
Retail Value Inc.	20,152	675,092
Rexford Industrial Realty Inc.	117,751	4,461,585
RLJ Lodging Trust	217,676	4,007,415
RPT Realty	100,944	1,224,451
Ryman Hospitality Properties Inc.	57,382	4,567,607
Sabra Health Care REIT Inc.	223,241	4,366,594
Saul Centers Inc.	15,149	808,199
Senior Housing Properties Trust	295,112	2,369,749
Seritage Growth Properties, Class A	41,710	1,859,849
Simon Property Group Inc.	395,097	68,628,349
SITE Centers Corp.	196,974	2,607,936
SL Green Realty Corp.	102,620	9,065,451
Spirit Realty Capital Inc.	109,233	4,419,567
STAG Industrial Inc.	126,164	3,631,000
STORE Capital Corp.	247,082	8,232,772
Summit Hotel Properties Inc.	129,720	1,506,049
Sun Communities Inc.	109,811	13,515,538
Sunstone Hotel Investors Inc.	292,595	4,213,368
Tanger Factory Outlet Centers Inc.	116,362	2,101,498
Taubman Centers Inc.	75,409	3,717,664
Terreno Realty Corp.	77,301	3,451,490
Tier REIT Inc.	67,694	1,918,448
UDR Inc.	351,399	15,795,385
Universal Health Realty Income Trust	15,858	1,284,815
Urban Edge Properties	138,450	2,571,017
Urstadt Biddle Properties Inc., Class A	37,416	820,533
Ventas Inc.	456,016	27,867,138
VEREIT Inc.	1,238,204	10,227,565
VICI Properties Inc.	519,414	11,842,639
Vornado Realty Trust	232,858	16,099,802
Washington Prime Group Inc.	225,465	1,003,319
Washington REIT	101,866	2,876,696
Weingarten Realty Investors	152,476	4,412,655
Welltower Inc.	476,812	35,536,798
WP Carey Inc.	204,261	16,201,983
Xenia Hotels & Resorts Inc.	142,924	3,094,305

		1,065,233,349

Total Common Stocks — 99.9% (Cost: $1,572,729,015)		1,636,313,463

Rights

Belgium — 0.0%
Aedifica SA (Expires 05/02/19)(c)	25,237	110,304

Total Rights — 0.0% (Cost: $0)		110,304

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(d)(e)(f)	137,026	137,081

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2019	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(d)(e)	795,642	$795,642

		932,723

Total Short-Term Investments — 0.1% (Cost: $932,670)		932,723

Total Investments in Securities — 100.0% (Cost: $1,573,661,685)		1,637,356,490

Other Assets, Less Liabilities — (0.0)%		(199,843)

Net Assets — 100.0%		$1,637,156,647

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	22,434,150	(22,297,124)	137,026	$137,081	$124,765	(b)	$2,225		$(860)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,806,172	(3,010,530)	795,642	795,642	61,571		—		—

				$932,723	$186,336		$2,225		$(860)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,636,313,463	$—	$—	$1,636,313,463
Rights	110,304	—	—	110,304
Money Market Funds	932,723	—	—	932,723

	$1,637,356,490	$—	$—	$1,637,356,490

See notes to financial statements.

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2019	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.9%
BWP Trust	322,644	$840,244
Charter Hall Retail REIT	219,926	719,797
Cromwell Property Group	1,115,086	882,960
Dexus	673,703	5,927,324
Goodman Group	1,171,341	10,849,742
GPT Group (The)	1,203,195	4,852,559
Mirvac Group	2,417,186	4,814,783
Scentre Group	3,386,864	9,106,287
Shopping Centres Australasia Property Group	606,292	1,092,451
Stockland	1,619,424	4,297,166
Vicinity Centres	2,097,563	3,749,980

		47,133,293

Austria — 0.3%
CA Immobilien Anlagen AG	45,885	1,606,980

Belgium — 1.8%
Aedifica SA	12,236	1,097,031
Ascencio	3,423	206,385
Befimmo SA	12,720	728,446
Cofinimmo SA	14,580	1,862,739
Intervest Offices & Warehouses NV	14,168	400,922
Leasinvest Real Estate SCA	1,738	193,999
Montea CVA	7,892	663,343
Retail Estates NV	5,778	538,754
Shurgard Self Storage SA(a)	14,053	464,602
Warehouses De Pauw CVA	11,702	1,754,712
Wereldhave Belgium Comm VA	1,613	154,738
Xior Student Housing NV(b)	7,285	351,065

		8,416,736

Canada — 6.0%
Allied Properties REIT	68,987	2,432,392
Artis REIT	90,321	700,303
Boardwalk REIT	25,116	726,109
Canadian Apartment Properties REIT	95,220	3,392,726
Chartwell Retirement Residences	138,176	1,508,925
Choice Properties REIT	152,648	1,547,814
Cominar REIT	120,267	1,004,907
Crombie REIT	59,409	631,541
Dream Global REIT	118,537	1,215,154
Dream Office REIT	32,050	555,133
First Capital Realty Inc.	102,898	1,633,119
Granite REIT	30,273	1,372,547
H&R Real Estate Investment Trust	188,014	3,199,257
InterRent REIT	65,663	663,366
Killam Apartment REIT	56,270	791,846
Northview Apartment Real Estate Investment Trust	31,662	663,273
NorthWest Healthcare Properties REIT	58,926	502,001
RioCan REIT	200,767	3,844,601
SmartCentres Real Estate Investment Trust	82,929	2,088,637

		28,473,651

Finland — 0.2%
Citycon OYJ(b)	51,313	523,884
Kojamo OYJ	56,944	675,186

		1,199,070

France — 6.5%
Carmila SA	20,215	425,913
Covivio	29,204	3,158,343
Gecina SA	34,650	5,168,576

Security	Shares	Value

France (continued)
ICADE	21,091	$1,801,116
Klepierre SA	128,645	4,565,944
Mercialys SA	39,668	521,024
Unibail-Rodamco-Westfield	63,009	10,821,629
Unibail-Rodamco-Westfield, New	26,187	4,497,548

		30,960,093

Germany — 9.8%
ADLER Real Estate AG	19,161	274,864
ADO Properties SA(c)	19,379	1,016,405
alstria office REIT AG	105,294	1,649,683
Aroundtown SA	447,787	3,626,261
Deutsche EuroShop AG	33,166	993,903
Deutsche Wohnen SE	234,761	10,542,288
DIC Asset AG	29,141	319,072
Grand City Properties SA	73,255	1,720,751
Hamborner REIT AG	48,623	509,826
LEG Immobilien AG	41,862	4,867,407
Sirius Real Estate Ltd.	605,646	501,365
TAG Immobilien AG	83,099	1,866,307
TLG Immobilien AG	56,249	1,654,755
Vonovia SE	343,054	17,096,972

		46,639,859

Hong Kong — 17.8%
Champion REIT	1,288,000	1,090,106
CK Asset Holdings Ltd.	1,775,500	14,257,591
Hang Lung Properties Ltd.	1,318,000	3,097,856
Henderson Land Development Co. Ltd.	805,138	4,956,811
Hongkong Land Holdings Ltd.	772,800	5,386,416
Hysan Development Co. Ltd.	409,000	2,288,615
Link REIT	1,393,000	16,246,399
New World Development Co. Ltd.	3,742,333	6,191,588
Sino Land Co. Ltd.	2,068,800	3,639,004
Sun Hung Kai Properties Ltd.	947,000	16,343,819
Swire Properties Ltd.	681,200	2,765,470
Wharf Holdings Ltd. (The)	812,900	2,336,515
Wharf Real Estate Investment Co. Ltd.	805,900	6,173,629

		84,773,819

Ireland — 0.4%
Green REIT PLC	470,045	892,365
Hibernia REIT PLC	476,077	762,962
Irish Residential Properties REIT PLC	250,677	443,875

		2,099,202

Israel — 0.3%
Azrieli Group Ltd.	24,082	1,369,618

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	31,660	239,499

Japan — 23.1%
Activia Properties Inc.	483	2,016,566
Advance Residence Investment Corp.	838	2,336,242
Aeon Mall Co. Ltd.	80,500	1,231,623
AEON REIT Investment Corp.	966	1,167,440
Comforia Residential REIT Inc.	358	945,988
Daiwa House REIT Investment Corp.	1,234	2,830,860
Daiwa Office Investment Corp.	179	1,206,994
Frontier Real Estate Investment Corp.	322	1,338,595
Fukuoka REIT Corp.	483	751,117
GLP J-REIT	2,254	2,424,505
Hulic Co. Ltd.	243,800	2,097,063

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2019	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hulic Reit Inc.	644	$1,055,264
Industrial & Infrastructure Fund Investment Corp.	970	1,102,599
Invesco Office J-Reit Inc.	5,318	809,816
Invincible Investment Corp.	2,951	1,491,729
Japan Excellent Inc.	805	1,152,117
Japan Hotel REIT Investment Corp.	2,898	2,360,032
Japan Logistics Fund Inc.	644	1,376,758
Japan Prime Realty Investment Corp.	563	2,249,473
Japan Real Estate Investment Corp.	859	4,758,725
Japan Rental Housing Investments Inc.	966	745,045
Japan Retail Fund Investment Corp.	1,771	3,386,963
Kenedix Office Investment Corp.	245	1,638,833
Kenedix Residential Next Investment Corp.	483	780,172
Kenedix Retail REIT Corp.	322	779,450
MCUBS MidCity Investment Corp.	966	884,687
Mitsubishi Estate Co. Ltd.	788,900	13,284,686
Mitsui Fudosan Co. Ltd.	627,900	14,472,003
Mori Hills REIT Investment Corp.	966	1,286,265
Mori Trust Sogo REIT Inc.	661	996,470
Nippon Accommodations Fund Inc.	322	1,645,055
Nippon Building Fund Inc.	836	5,381,926
Nippon Prologis REIT Inc.	1,288	2,763,924
NIPPON REIT Investment Corp.	322	1,201,266
Nomura Real Estate Holdings Inc.	80,500	1,702,155
Nomura Real Estate Master Fund Inc.	2,737	4,008,123
Orix JREIT Inc.	1,771	3,108,691
Premier Investment Corp.	805	996,718
Sekisui House Reit Inc.	2,254	1,625,106
Sumitomo Realty & Development Co. Ltd.	257,600	9,489,857
Tokyo Tatemono Co. Ltd.	131,900	1,481,543
Tokyu REIT Inc.	511	802,918
United Urban Investment Corp.	1,932	3,084,261

		110,249,623

Malta — 0.0%
BGP Holdings PLC(a)(d)	6,603,392	74

Netherlands — 0.5%
Eurocommercial Properties NV	31,234	904,502
NSI NV	11,724	463,810
Vastned Retail NV	12,236	429,214
Wereldhave NV	26,243	671,149

		2,468,675

New Zealand — 0.2%
Kiwi Property Group Ltd.	955,520	981,344

Norway — 0.2%
Entra ASA(c)	74,820	1,081,526

Singapore — 5.7%
Ascendas REIT	1,658,795	3,655,881
CapitaLand Commercial Trust	1,613,867	2,300,104
CapitaLand Ltd.	1,658,300	4,300,470
CapitaLand Mall Trust	1,578,000	2,805,436
CDL Hospitality Trusts	513,500	603,585
City Developments Ltd.	305,900	2,009,070
Fortune REIT	966,000	1,250,996
Frasers Logistics & Industrial Trust	966,400	837,755
Keppel REIT(b)	1,288,200	1,154,573
Mapletree Commercial Trust	1,255,855	1,780,635
Mapletree Industrial Trust	869,400	1,315,724

Security	Shares	Value

Singapore (continued)
Mapletree Logistics Trust	1,594,361	$1,733,510
Suntec REIT	1,288,000	1,750,514
UOL Group Ltd.	322,000	1,793,094

		27,291,347

Spain — 1.2%
Inmobiliaria Colonial Socimi SA	209,668	2,254,585
Lar Espana Real Estate Socimi SA	44,854	351,373
Merlin Properties Socimi SA	220,179	2,998,070

		5,604,028

Sweden — 3.4%
Castellum AB	178,923	3,213,605
Catena AB	14,213	364,789
Dios Fastigheter AB	55,203	392,532
Fabege AB	175,021	2,427,370
Fastighets AB Balder, Class B(a)	64,406	2,033,774
Hembla AB(a)	24,274	458,067
Hemfosa Fastigheter AB	105,309	869,562
Hufvudstaden AB, Class A	72,450	1,205,620
Klovern AB, Class B	340,698	460,509
Kungsleden AB	126,019	955,734
Nyfosa AB(a)	107,080	636,389
Pandox AB	48,461	829,875
Sagax AB, Class D	53,824	199,289
Victoria Park AB, Class B(a)	23,788	93,082
Wallenstam AB, Class B	107,600	1,033,919
Wihlborgs Fastigheter AB	87,584	1,163,573

		16,337,689

Switzerland — 2.0%
Allreal Holding AG, Registered	9,338	1,490,048
Hiag Immobilien Holding AG	2,005	256,774
Mobimo Holding AG, Registered	4,188	965,829
PSP Swiss Property AG, Registered	25,921	2,645,519
Swiss Prime Site AG, Registered	49,629	3,983,957

		9,342,127

United Kingdom — 10.0%
Assura PLC	1,565,314	1,216,211
Big Yellow Group PLC	100,303	1,361,212
BMO Real Estate Investments Ltd.	154,882	191,816
British Land Co. PLC (The)	631,926	4,893,434
Capital & Counties Properties PLC	485,254	1,531,528
Capital & Regional PLC	368,368	115,254
Civitas Social Housing PLC	410,489	468,242
Custodian Reit PLC	240,695	359,594
Daejan Holdings PLC	2,898	219,123
Derwent London PLC	66,171	2,734,563
Empiric Student Property PLC	393,323	479,939
F&C Commercial Property Trust Ltd.	336,490	539,558
GCP Student Living PLC	258,408	541,693
Grainger PLC	400,225	1,314,818
Great Portland Estates PLC	182,637	1,796,663
Hammerson PLC	509,726	2,139,039
Hansteen Holdings PLC	272,348	333,744
Helical PLC	66,815	299,636
Intu Properties PLC	587,811	722,467
Land Securities Group PLC	470,228	5,658,108
LondonMetric Property PLC	426,975	1,125,498
LXI REIT PLC	227,415	373,552
NewRiver REIT PLC	203,552	609,003
Phoenix Spree Deutschland Ltd.	57,316	267,871

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2019	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Picton Property Income Ltd. (The)	365,338	$447,697
Primary Health Properties PLC	715,737	1,226,055
RDI REIT PLC	174,130	286,480
Regional REIT Ltd.(c)	208,656	287,247
Safestore Holdings PLC	137,288	1,152,602
Schroder REIT Ltd.(b)	354,202	263,201
Segro PLC	714,450	6,318,569
Shaftesbury PLC	152,487	1,708,597
Standard Life Investment Property Income Trust Ltd.	265,489	316,686
Target Healthcare REIT Ltd.	246,571	375,445
Triple Point Social Housing Reit PLC(c)	193,514	239,156
Tritax Big Box REIT PLC	1,113,874	2,157,823
UK Commercial Property REIT Ltd.	422,303	487,224
UNITE Group PLC (The)	172,533	2,118,771
Workspace Group PLC	88,096	1,132,959

		47,811,078

Total Common Stocks — 99.3% (Cost: $471,094,369)		474,079,331

Rights

Belgium — 0.0%
Aedifica SA (Expires 05/02/19)(a)	12,464	54,477

Total Rights — 0.0% (Cost: $0)		54,477

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.59%(e)(f)(g)	2,029,634	$2,030,445
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.37%(e)(f)	206,654	206,654

		2,237,099

Total Short-Term Investments — 0.5% (Cost: $2,236,696)		2,237,099

Total Investments in Securities — 99.8% (Cost: $473,331,065)		476,370,907

Other Assets, Less Liabilities — 0.2%		960,632

Net Assets — 100.0%		$477,331,539

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,142,978	(2,113,344)	2,029,634	$2,030,445	$33,664	(b)	$743		$170
BlackRock Cash Funds: Treasury, SL Agency Shares	384,002	(177,348)	206,654	206,654	11,221		—		—

				$2,237,099	$44,885		$743		$170

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	42	06/21/19	$1,439	$9,173
Euro STOXX 50 Index	10	06/21/19	387	18,884
Hang Seng Index	4	05/30/19	751	(3,759)
TOPIX Index	2	06/13/19	290	1,294

				$25,592

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2019	iShares® International Developed Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$29,351

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,759

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(69,759)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,215

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,982,063

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$474,079,257	$—	$74	$474,079,331
Rights	54,477	—	—	54,477
Money Market Funds	2,237,099	—	—	2,237,099

	$476,370,833	$—	$74	$476,370,907

Derivative financial instruments(a)
Assets
Futures Contracts	$29,351	$—	$—	$29,351
Liabilities
Futures Contracts	(3,759)	—	—	(3,759)

	$25,592	$—	$—	$25,592

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2019

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,180,712,236	$1,288,476,867	$29,803,454	$1,636,423,767
Affiliated(c)	2,402,508	920,570	162,545	932,723
Foreign currency, at value(d)	—	—	83,501	1,440,037
Cash pledged:
Futures contracts	69,000	56,000	—	—
Receivables:
Investments sold	3,914,131	3,109,083	—	—
Securities lending income — Affiliated	—	—	274	92
Variation margin on futures contracts	34,546	15,078	—	—
Capital shares sold	16,391	20,266	—	—
Dividends	577,237	798,402	120,192	3,392,242
Tax reclaims	—	—	65,843	228,233

Total assets	2,187,726,049	1,293,396,266	30,235,809	1,642,417,094

LIABILITIES
Collateral on securities loaned, at value	—	—	151,398	140,822
Payables:
Investments purchased	—	3,261,990	—	—
Capital shares redeemed	—	—	—	4,922,213
Investment advisory fees	600,148	83,001	11,979	197,412

Total liabilities	600,148	3,344,991	163,377	5,260,447

NET ASSETS	$2,187,125,901	$1,290,051,275	$30,072,432	$1,637,156,647

NET ASSETS CONSIST OF:
Paid-in capital	$2,046,225,457	$1,226,531,584	$34,431,744	$1,606,220,185
Accumulated earnings (loss)	140,900,444	63,519,691	(4,359,312)	30,936,462

NET ASSETS	$2,187,125,901	$1,290,051,275	$30,072,432	$1,637,156,647

Shares outstanding	19,700,000	25,000,000	800,000	61,700,000

Net asset value	$111.02	$51.60	$37.59	$26.53

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$55,094	$131,020
(b) Investments, at cost — Unaffiliated	$1,902,472,732	$1,216,149,699	$31,453,888	$1,572,729,015
(c) Investments, at cost — Affiliated	$2,402,508	$920,570	$162,499	$932,670
(d) Foreign currency, at cost	$—	$—	$83,220	$1,440,326

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Assets and Liabilities  (continued)

April 30, 2019

iShares International Developed Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$474,133,808
Affiliated(c)	2,237,099
Foreign currency, at value(d)	732,591
Cash pledged:
Futures contracts	61,000
Foreign currency pledged:
Futures contracts(e)	81,046
Receivables:
Securities lending income — Affiliated	1,058
Variation margin on futures contracts	17,629
Dividends	2,082,844
Tax reclaims	272,669
Foreign withholding tax claims	96,543

Total assets	479,716,287

LIABILITIES
Collateral on securities loaned, at value	2,027,900
Payables:
Capital shares redeemed	161,099
Investment advisory fees	194,784
Professional fees	965

Total liabilities	2,384,748

NET ASSETS	$477,331,539

NET ASSETS CONSIST OF:
Paid-in capital	$551,880,366
Accumulated loss	(74,548,827)

NET ASSETS	$477,331,539

Shares outstanding	16,100,000

Net asset value	$29.65

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$1,896,340
(b) Investments, at cost — Unaffiliated	$471,094,369
(c) Investments, at cost — Affiliated	$2,236,696
(d) Foreign currency, at cost	$731,776
(e) Foreign currency collateral pledged, at cost	$81,278

See notes to financial statements.

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2019

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$63,805,157	$26,266,065	$1,520,591	$47,780,904
Dividends — Affiliated	95,510	36,919	542	61,571
Non-cash dividends — Unaffiliated	—	5,068,525	220,535	7,007,184
Interest — Unaffiliated	3,889	1,454	—	—
Securities lending income — Affiliated — net	197,736	85,836	5,150	124,765
Foreign taxes withheld	—	(1,934)	(158,278)	(2,744,656)

Total investment income	64,102,292	31,456,865	1,588,540	52,229,768

EXPENSES
Investment advisory fees	7,623,959	676,497	175,152	1,834,591

Total expenses	7,623,959	676,497	175,152	1,834,591

Net investment income	56,478,333	30,780,368	1,413,388	50,395,177

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(50,527,622)	(7,856,010)	(510,204)	(6,730,451)
Investments — Affiliated	(213)	(1,793)	231	2,225
In-kind redemptions — Unaffiliated	134,719,244	28,089,380	188,484	20,616,279
Futures contracts	728,024	323,819	—	—
Foreign currency transactions	—	—	(17,964)	(289,477)

Net realized gain (loss)	84,919,433	20,555,396	(339,453)	13,598,576

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	289,835,545	91,812,106	(3,917,581)	97,367,863
Investments — Affiliated	(4,460)	(1,211)	15	(860)
Futures contracts	9,377	(6,110)	—	—
Foreign currency translations	—	—	(87)	16,822

Net change in unrealized appreciation (depreciation)	289,840,462	91,804,785	(3,917,653)	97,383,825

Net realized and unrealized gain (loss)	374,759,895	112,360,181	(4,257,106)	110,982,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$431,238,228	$143,140,549	$(2,843,718)	$161,377,578

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations  (continued)

Year Ended April 30, 2019

iShares International Developed Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$19,877,016
Dividends — Affiliated	11,221
Securities lending income — Affiliated — net	33,664
Foreign taxes withheld	(1,815,014)

Total investment income	18,106,887

EXPENSES
Investment advisory fees	2,360,960
Professional fees	34

Total expenses	2,360,994

Net investment income	15,745,893

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(5,967,870)
Investments — Affiliated	743
In-kind redemptions — Unaffiliated	12,607,973
Futures contracts	(69,759)
Foreign currency transactions	(168,591)

Net realized gain	6,402,496

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(13,439,663)
Investments — Affiliated	170
Futures contracts	5,215
Foreign currency translations	23,546

Net change in unrealized appreciation (depreciation)	(13,410,732)

Net realized and unrealized loss	(7,008,236)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,737,657

See notes to financial statements.

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Cohen & Steers REIT ETF		iShares Core U.S. REIT ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$56,478,333	$79,233,916	$30,780,368	$9,422,974
Net realized gain	84,919,433	100,050,936	20,555,396	4,852,767
Net change in unrealized appreciation (depreciation)	289,840,462	(247,982,045)	91,804,785	(30,121,687)

Net increase (decrease) in net assets resulting from operations	431,238,228	(68,697,193)	143,140,549	(15,845,946)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(68,398,659)	(94,799,127)	(41,518,023)	(9,746,374)

Decrease in net assets resulting from distributions to shareholders	(68,398,659)	(94,799,127)	(41,518,023)	(9,746,374)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(652,362,254)	(599,603,099)	673,954,057	415,301,713

NET ASSETS(b)
Total increase (decrease) in net assets	(289,522,685)	(763,099,419)	775,576,583	389,709,393
Beginning of year	2,476,648,586	3,239,748,005	514,474,692	124,765,299

End of year	$2,187,125,901	$2,476,648,586	$1,290,051,275	$514,474,692

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets  (continued)

	iShares Europe Developed Real Estate ETF		iShares Global REIT ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,413,388	$1,357,516	$50,395,177	$22,351,630
Net realized gain (loss)	(339,453)	(219,656)	13,598,576	4,943,189
Net change in unrealized appreciation (depreciation)	(3,917,653)	6,225,396	97,383,825	(32,318,103)

Net increase (decrease) in net assets resulting from operations	(2,843,718)	7,363,256	161,377,578	(5,023,284)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,666,760)	(1,532,567)	(69,203,811)	(25,228,265)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,148,335)	(3,603,079)	631,603,454	592,812,067

NET ASSETS(b)
Total increase (decrease) in net assets	(13,658,813)	2,227,610	723,777,221	562,560,518
Beginning of year	43,731,245	41,503,635	913,379,426	350,818,908

End of year	$30,072,432	$43,731,245	$1,637,156,647	$913,379,426

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/19	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,745,893	$17,568,904
Net realized gain	6,402,496	13,990,595
Net change in unrealized appreciation (depreciation)	(13,410,732)	39,790,467

Net increase in net assets resulting from operations	8,737,657	71,349,966

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(18,942,338)	(29,082,296)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(47,556,471)	(27,146,089)

NET ASSETS(b)
Total increase (decrease) in net assets	(57,761,152)	15,121,581
Beginning of year	535,092,691	519,971,110

End of year	$477,331,539	$535,092,691

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$93.99	$99.68	$100.01	$95.12	$85.53

Net investment income(a)	2.55	2.60	2.42	2.23	2.41
Net realized and unrealized gain (loss)(b)	17.50	(5.17)	1.15	6.33	10.13

Net increase (decrease) from investment operations	20.05	(2.57)	3.57	8.56	12.54

Distributions(c)
From net investment income	(3.02)	(3.12)	(3.90)	(3.67)	(2.95)

Total distributions	(3.02)	(3.12)	(3.90)	(3.67)	(2.95)

Net asset value, end of year	$111.02	$93.99	$99.68	$100.01	$95.12

Total Return
Based on net asset value	21.70%	(2.68)%	3.58%	9.22%	14.80%

Ratios to Average Net Assets
Total expenses	0.34%	0.34%	0.34%	0.35%	0.35%

Net investment income	2.51%	2.63%	2.37%	2.33%	2.57%

Supplemental Data
Net assets, end of year (000)	$2,187,126	$2,476,649	$3,239,748	$3,680,246	$3,410,150

Portfolio turnover rate(d)	17%	12%	8%	14%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$45.73	$48.93	$47.95	$46.04	$42.38

Net investment income(a)	1.79	1.70	1.27	1.02	1.04
Net realized and unrealized gain (loss)(b)	6.59	(3.20)	1.60	2.77	4.19

Net increase (decrease) from investment operations	8.38	(1.50)	2.87	3.79	5.23

Distributions(c)
From net investment income	(2.44)	(1.70)	(1.89)	(1.88)	(1.57)
From net realized gain	(0.07)	—	—	—	—

Total distributions	(2.51)	(1.70)	(1.89)	(1.88)	(1.57)

Net asset value, end of year	$51.60	$45.73	$48.93	$47.95	$46.04

Total Return
Based on net asset value	18.82%	(3.18)%	6.02%	8.48%	12.44%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.28%	0.48%	0.48%

Net investment income	3.64%	3.60%	2.57%	2.22%	2.26%

Supplemental Data
Net assets, end of year (000)	$1,290,051	$514,475	$124,765	$74,323	$85,180

Portfolio turnover rate(d)	11%	8%	30%	11%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Europe Developed Real Estate ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$41.65	$36.09	$38.11	$39.39	$37.33

Net investment income(a)	1.49	1.31	0.97	0.93	1.18
Net realized and unrealized gain (loss)(b)	(3.81)	5.71	(2.09)	(0.91)	1.90

Net increase (decrease) from investment operations	(2.32)	7.02	(1.12)	0.02	3.08

Distributions(c)
From net investment income	(1.74)	(1.46)	(0.90)	(1.30)	(1.02)

Total distributions	(1.74)	(1.46)	(0.90)	(1.30)	(1.02)

Net asset value, end of year	$37.59	$41.65	$36.09	$38.11	$39.39

Total Return
Based on net asset value	(5.55)%	19.80%	(2.97)%	0.16%	8.39%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	3.87%	3.34%	2.75%	2.47%	3.15%

Supplemental Data
Net assets, end of year (000)	$30,072	$43,731	$41,504	$78,115	$80,746

Portfolio turnover rate(d)	13%	12%	10%	14%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16	Period From 07/08/14 to 04/30/15	(a)

Net asset value, beginning of period	$24.82	$25.42	$26.35	$25.81	$24.90

Net investment income(b)	0.98	0.97	0.86	0.87	0.69
Net realized and unrealized gain (loss)(c)	2.08	(0.56)	(0.47)	0.64	0.87

Net increase from investment operations	3.06	0.41	0.39	1.51	1.56

Distributions(d)
From net investment income	(1.35)	(0.99)	(1.29)	(0.97)	(0.65)
From net realized gain	—	(0.02)	(0.03)	—	—

Total distributions	(1.35)	(1.01)	(1.32)	(0.97)	(0.65)

Net asset value, end of period	$26.53	$24.82	$25.42	$26.35	$25.81

Total Return
Based on net asset value	12.77%	1.61%	1.53%	6.17%	6.30	%(e)

Ratios to Average Net Assets
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14	%(f)

Net investment income	3.85%	3.83%	3.31%	3.47%	3.23	%(f)

Supplemental Data
Net assets, end of period (000)	$1,637,157	$913,379	$350,819	$144,910	$23,226

Portfolio turnover rate(g)	9%	7%	5%	9%	12	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17		Year Ended 04/30/16	Year Ended 04/30/15

Net asset value, beginning of year	$30.40	$28.11	$30.06		$32.17	$30.79

Net investment income(a)	0.93	0.91	0.82		0.75	1.16
Net realized and unrealized gain (loss)(b)	(0.55)	2.86	(0.76)		(1.79)	1.27

Net increase (decrease) from investment operations	0.38	3.77	0.06		(1.04)	2.43

Distributions(c)
From net investment income	(1.13)	(1.48)	(2.01)		(1.07)	(1.05)

Total distributions	(1.13)	(1.48)	(2.01)		(1.07)	(1.05)

Net asset value, end of year	$29.65	$30.40	$28.11		$30.06	$32.17

Total Return
Based on net asset value	1.39%	13.69%	0.63	%(d)	(3.11)%	8.06%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%		0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.48%	N/A	0.48%		N/A	N/A

Net investment income	3.20%	3.08%	2.85	%(d)	2.56%	3.71%

Supplemental Data
Net assets, end of year (000)	$477,332	$535,093	$519,971		$700,478	$1,000,337

Portfolio turnover rate(e)	8%	8%	7%		12%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases:
• Total return by 0.04%.
• Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Core U.S. REIT	Diversified
Europe Developed Real Estate	Non-diversified
Global REIT	Diversified
International Developed Real Estate	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Europe Developed Real Estate
Credit Suisse AG Dublin Branch	$6,043	$6,043		$—	$—
Goldman Sachs & Co.	34,522	34,522		—	—
Morgan Stanley & Co. LLC	14,529	14,529		—	—

	$55,094	$55,094		$—	$—

Global REIT
Credit Suisse Securities (USA) LLC	$16,417	$16,417		$—	$—
Goldman Sachs & Co.	114,603	114,603		—	—

	$131,020	$131,020		$—	$—

International Developed Real Estate
Goldman Sachs & Co.	$799,496	$799,496		$—	$—
JPMorgan Securities LLC	1,096,844	1,096,844		—	—

	$1,896,340	$1,896,340		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.3500%
Over $121 billion, up to and including $181 billion	0.3325
Over $181 billion, up to and including $231 billion	0.3159
Over $231 billion, up to and including $281 billion	0.3001
Over $281 billion	0.2851

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core U.S. REIT	0.08%
Europe Developed Real Estate	0.48
Global REIT	0.14
International Developed Real Estate	0.48

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Cohen & Steers REIT ETF and iShares Core U.S. REIT ETF (the “Group 1 Funds”), retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, each Group 1 Fund would have retained for the remainder of that calendar year 75% of securities lending income (which excludes collateral investment fees) and the amount retained would not have been less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund was subject to the same terms under the previous securities lending fee arrangement.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Cohen & Steers REIT	$98,561
Core U.S. REIT	40,365
Europe Developed Real Estate	1,243
Global REIT	37,756
International Developed Real Estate	8,172

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$4,126,266	$2,609,922
Core U.S. REIT	7,202,444	9,711,262
Europe Developed Real Estate	61,500	220,338
International Developed Real Estate	877,944	1,712,303

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$382,448,507	$387,959,313
Core U.S. REIT	119,120,674	93,723,645
Europe Developed Real Estate	4,646,063	5,177,147
Global REIT	181,168,233	111,341,257
International Developed Real Estate	40,043,607	40,580,958

For the year ended April 30, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen & Steers REIT	$366,494,510	$1,009,452,472
Core U.S. REIT	916,670,654	258,372,045
Europe Developed Real Estate	—	9,056,913
Global REIT	696,065,111	121,598,497
International Developed Real Estate	42,722,776	88,176,299

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2019, the following permanent differences attributable to the use of equalization, the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Cohen & Steers REIT	$93,186,151	$(93,186,151)
Core U.S. REIT	15,339,439	(15,339,439)
Europe Developed Real Estate	(824,763)	824,763
Global REIT	17,329,083	(17,329,083)
International Developed Real Estate	64,255	(64,255)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/19	Year Ended 04/30/18
Cohen & Steers REIT
Ordinary income	$68,398,659	$94,799,127

Core U.S. REIT
Ordinary income	$40,409,922	$9,746,374
Long-term capital gains	1,108,101	—

	$41,518,023	$9,746,374

Europe Developed Real Estate
Ordinary income	$1,666,760	$1,532,567

Global REIT
Ordinary income	$69,203,811	$24,671,382
Long-term capital gains	—	556,883

	$69,203,811	$25,228,265

International Developed Real Estate
Ordinary income	$18,942,338	$29,082,296

As of April 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Cohen & Steers REIT	$—	$ (95,088,433)	$ 235,988,877	$140,900,444
Core U.S. REIT	—	—	63,519,691	63,519,691
Europe Developed Real Estate	288,378	(2,407,829)	(2,239,861)	(4,359,312)
Global REIT	4,143,105	—	26,793,357	30,936,462
International Developed Real Estate	12,233,715	(61,047,210)	(25,735,332)	(74,548,827)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and foreign withholding tax reclaims.

For the year ended April 30, 2019, the iShares Global REIT ETF utilized $693,097 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of April 30, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cohen & Steers REIT	$1,947,125,867	$299,067,075	$(63,078,198)	$235,988,877
Core U.S. REIT	1,225,877,746	90,691,267	(27,171,576)	63,519,691
Europe Developed Real Estate	32,203,544	4,119,144	(6,356,689)	(2,237,545)
Global REIT	1,610,551,366	121,124,527	(94,319,403)	26,805,124
International Developed Real Estate	502,185,898	55,989,707	(81,807,164)	(25,817,457)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 04/30/19		Year Ended 04/30/18

iShares ETF	Shares	Amount	Shares	Amount

Cohen & Steers REIT
Shares sold	3,650,000	$370,046,395	3,550,000	$352,423,262
Shares redeemed	(10,300,000)	(1,022,408,649)	(9,700,000)	(952,026,361)

Net decrease	(6,650,000)	$(652,362,254)	(6,150,000)	$(599,603,099)

Core U.S. REIT
Shares sold	19,300,000	$940,825,576	9,450,000	$450,928,397
Shares redeemed	(5,550,000)	(266,871,519)	(750,000)	(35,626,684)

Net increase	13,750,000	$673,954,057	8,700,000	$415,301,713

Europe Developed Real Estate
Shares sold	—	$—	50,000	$2,033,658
Shares redeemed	(250,000)	(9,148,335)	(150,000)	(5,636,737)

Net decrease	(250,000)	$(9,148,335)	(100,000)	$(3,603,079)

Global REIT
Shares sold	29,850,000	$760,144,475	26,750,000	$689,487,351
Shares redeemed	(4,950,000)	(128,541,021)	(3,750,000)	(96,675,284)

Net increase	24,900,000	$631,603,454	23,000,000	$592,812,067

International Developed Real Estate
Shares sold	1,600,000	$43,562,061	3,200,000	$93,956,457
Shares redeemed	(3,100,000)	(91,118,532)	(4,100,000)	(121,102,546)

Net decrease	(1,500,000)	$(47,556,471)	(900,000)	$(27,146,089)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Developed Real Estate ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish authorities. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables and payables recorded. Foreign withholding tax claims and associated payable amounts are disclosed in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains

Cohen & Steers REIT	$94,799,127	$—
Core U.S. REIT	9,746,374	—
Europe Developed Real Estate	1,532,567	—
Global REIT	24,671,382	556,883
International Developed Real Estate	29,082,296	—

Undistributed (distributions in excess of) net investment income as of April 30, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
Cohen & Steers REIT	$ —
Core U.S. REIT	—
Europe Developed Real Estate	21,428
Global REIT	(3,275,920)
International Developed Real Estate	(1,977,236)

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF,

iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and

iShares International Developed Real Estate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

San Francisco, California

June 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2019:

iShares ETF	Qualified Dividend Income
Cohen & Steers REIT	$880,879
Core U.S. REIT	438,239
Europe Developed Real Estate	1,086,027
Global REIT	8,793,633
International Developed Real Estate	7,540,359

For the fiscal year ended April 30, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Europe Developed Real Estate	$1,741,374	$126,998
International Developed Real Estate	19,821,020	1,523,889

The following distribution amounts are hereby designated for the fiscal year ended April 30, 2019:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Core U.S. REIT	$1,108,101
Global REIT	1,134,315

I M P O R T A N T T A X I N F O R M A T I O N	55

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cohen & Steers REIT	$3.019681	$—	$—	$3.019681	100%	—%	—%	100%
Core U.S. REIT	2.506063	—	—	2.506063	100	—	—	100
Global REIT	1.350848	—	—	1.350848	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Cohen & Steers REIT ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	5	0.38
Greater than 0.0% and Less than 0.5%	453	34.34
At NAV	249	18.88
Less than 0.0% and Greater than –0.5%	603	45.71
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08

	1,319	100.00%

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)  (continued)

iShares Core U.S. REIT ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	672	50.94%
At NAV	137	10.39
Less than 0.0% and Greater than –0.5%	510	38.67

	1,319	100.00%

iShares Europe Developed Real Estate ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	29	2.20
Greater than 0.5% and Less than 1.0%	131	9.93
Greater than 0.0% and Less than 0.5%	582	44.13
At NAV	18	1.36
Less than 0.0% and Greater than –0.5%	460	34.87
Less than –0.5% and Greater than –1.0%	80	6.07
Less than –1.0% and Greater than –1.5%	7	0.53
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	2	0.15

	1,319	100.00%

iShares Global REIT ETF

Period Covered: July 10, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	0.42%
Greater than 0.5% and Less than 1.0%	210	17.66
Greater than 0.0% and Less than 0.5%	836	70.31
At NAV	12	1.01
Less than 0.0% and Greater than –0.5%	124	10.43
Less than –0.5% and Greater than –1.0%	2	0.17

	1,189	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	57

Supplemental Information  (unaudited)  (continued)

iShares International Developed Real Estate ETF

Period Covered: January 01, 2014 through March 31, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.08%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	23	1.74
Greater than 0.5% and Less than 1.0%	161	12.21
Greater than 0.0% and Less than 0.5%	597	45.25
At NAV	13	0.99
Less than 0.0% and Greater than –0.5%	402	30.48
Less than –0.5% and Greater than –1.0%	90	6.82
Less than –1.0% and Greater than –1.5%	23	1.74
Less than –1.5% and Greater than –2.0%	5	0.38
Less than –2.5% and Greater than –3.0%	1	0.08

	1,319	100.00%

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds, and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 356 funds as of April 30, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Kerrigan (63)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and BlackRock Fixed-Income Complex (since 2007).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc. or FTSE International Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Information Classification: Confidential

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-three series of the registrant for which the fiscal year-end is April 30, 2019 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $428,600 for the fiscal year ended April 30, 2018 and $429,900 for the fiscal year ended April 30, 2019.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2018 and April 30, 2019 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $124,773 for the fiscal year ended April 30, 2018 and $124,773 for the fiscal year ended April 30, 2019. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2018 and April 30, 2019 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $124,773 for the fiscal year ended April 30, 2018 and $124,773 for the fiscal year ended April 30, 2019.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

Information Classification: Confidential

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

Information Classification: Confidential

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

  Date:        June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

  Date:        June 28, 2019

By: /s/ Neal Andrews
Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer)

  Date:        June 28, 2019

Information Classification: Confidential